1933 Act Registration No. 333-41251


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


[ ]      Pre-Effective                                   [X] Post-Effective
         Amendment No.                                       Amendment No. 1

                            EVERGREEN MUNICIPAL TRUST
               (Exact Name of Registrant as Specified in Charter)


                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                     Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                     -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036


         It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on ________  pursuant to paragraph  (b)
[X] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on ________  pursuant  to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on ________ pursuant to paragraph (a)(2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration No. 333-41251 on Form N-14 of Evergreen Investment Trust, a Massachusetts business trust, the Registrant hereby adopts the Registration Statement of such trust with respect to the Evergreen Virginia Municipal Bond Fund series thereof under the Securities Act of 1933.

                            EVERGREEN MUNICIPAL TRUST


                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933


                                              Location in Prospectus/Proxy
Item of Part A of Form N-14                                          Statement

1.       Beginning of Registration            Cross Reference Sheet; Cover
         Statement and Outside Front          Page
         Cover Page of Prospectus

2.       Beginning and Outside Back           Table of Contents
         Cover Page of Prospectus

3.       Fee Table, Synopsis and              Comparison of Fees and
         Risk Factors                         Expenses; Summary;
                                              Comparison of Investment
                                              Objectives and Policies;
                                              Risks

4.       Information About the                Summary; Reasons for the
         Transaction                          Reorganization; Comparative
                                              Information on Shareholders'
                                              Rights; Exhibit A (Agreement
                                              and Plan of Reorganization)

5.       Information about the                Cover Page; Summary; Risks;
         Registrant                           Comparison of Investment
                                              Objectives and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

6.       Information about the                Cover Page; Summary; Risks;
         Company Being Acquired               Comparison of Investment
                                              Objective and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

7.       Voting Information                   Cover Page; Summary; Voting
                                              Information Concerning the
                                              Meeting

8.       Interest of Certain Persons          Financial Statements and
         and Experts                          Experts; Legal Matters

9.       Additional Information               Inapplicable
         Required for Reoffering by
         Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                           Cover Page

11.      Table of Contents                    Omitted


12.      Additional Information               Statement of Additional
         About the Registrant                 Information of
                                              Evergreen
                                              Virginia Municipal Bond Fund
                                              dated October 31, 1996, as
                                              amended


13.      Additional Information               Statement of Additional
         about the Company Being              Information of The Virtus
         Acquired                             Funds - The Virginia
                                              Municipal Bond Fund dated
                                              November 30, 1997


14.      Financial Statements                 Financial Statements dated
                                              August 31, 1997 of Evergreen
                                              Virginia Municipal Bond
                                              Fund; Financial Statements
                                              of                   The
                                              Virginia Municipal Bond Fund
                                              dated September 30, 1997;
                                              Pro Forma Financial


                                              Statements

Item of Part C of Form N-14

15.      Indemnification                      Incorporated by Reference to
                                              Part A Caption -"Comparative
                                              Information on Shareholders'
                                              Rights -Liability and
                                              Indemnification of Trustees"

16.      Exhibits                             Item 16.          Exhibits

17.      Undertakings                         Item 17.          Undertakings

                                THE VIRTUS FUNDS
                        THE VIRGINIA MUNICIPAL BOND FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January 5, 1998

Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of The Virginia Municipal Bond Fund (the "Fund"), to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes two proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of
Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Virginia Municipal Bond Fund in exchange for either Class A or Class Y shares of Evergreen Virginia Municipal Bond Fund and the assumption by Evergreen Virginia Municipal Bond Fund of certain liabilities of the Fund. You will receive shares of Evergreen Virginia Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Virginia Municipal Bond Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.


The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus
Capital Management, Inc.

Information relating to the Interim Investment Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.


I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
The Virtus Funds

                                THE VIRTUS FUNDS
                        THE VIRGINIA MUNICIPAL BOND FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of The Virginia Municipal Bond Fund, a series of The Virtus Funds (the "Fund"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on February 20, 1998 at 2:00 p.m. for the following purposes:


         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of the Fund by Evergreen Virginia Municipal Bond Fund, a series of Evergreen Municipal Trust, ("Evergreen VA") in exchange for shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities of the Fund. The Plan also provides for distribution of such shares of Evergreen VA to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Fund.


         2. To consider and act upon the Interim Investment Advisory Agreement between the Fund and Virtus Capital
Management, Inc.

         3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


         The Trustees of The Virtus Funds on behalf of the Fund have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary

January 5, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                        VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                      ABC Corp.
(2)  ABC Corp.                                      John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                             John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan                  John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                      Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                           Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                           John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                          John B. Smith, Jr., Executor

                PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                            Acquisition of Assets of

                        THE VIRGINIA MUNICIPAL BOND FUND
                                   a series of
                                The Virtus Funds
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779

                        By and in Exchange for Shares of

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND
                                   a series of
                            Evergreen Municipal Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

         This Prospectus/Proxy Statement is being furnished to shareholders of The Virginia Municipal Bond Fund ("Virtus VA") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Virtus VA for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Virtus VA to be acquired by Evergreen Virginia Municipal Bond Fund ("Evergreen VA") in exchange for shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities of Virtus VA (hereinafter referred to as the "Reorganization"). Evergreen VA and Virtus VA are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen VA will be distributed to shareholders of Virtus VA in liquidation of Virtus VA and such Fund will be terminated. Holders of Investment shares of Virtus VA will receive Class A shares of Evergreen VA and holders of Trust shares of Virtus VA will receive Class Y shares of Evergreen VA. Each such class of shares of Evergreen VA has the same Rule 12b-1 distribution-related fees, if any, as the shares of the class of Virtus VA held by them prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Evergreen VA received by holders of Investment shares of Virtus VA. As a result of the proposed Reorganization, shareholders of Virtus VA will receive that number of full and fractional shares of Evergreen VA having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Virtus VA. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen VA is a separate series of Evergreen Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen VA is to seek current income exempt from federal regular income tax and Virginia state income tax, consistent with the preservation of capital. The investment objective of Virtus VA is substantially identical --to provide current income which is exempt from federal regular income tax and the personal income tax imposed by the Commonwealth of Virginia. Each Fund invests primarily in municipal bonds of the Commonwealth of Virginia.


         Shareholders of Virtus VA are also being asked to approve the Interim Investment Advisory Agreement with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Virtus VA and Virtus. The Interim Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).


         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen VA that shareholders of Virtus VA should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen VA dated August 31, 1997 and Virtus VA dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen VA at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.


     The two Prospectuses of Evergreen VA dated October 31, 1996, as amended, and its Annual Report for the fiscal year ended August 31, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen VA only, and not to any other funds described therein. The Prospectuses, which pertain (i) to Class A and Class B shares and (ii) to Class Y shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Virtus VA will receive, with this

Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen VA that they will receive as a result of the consummation of the Reorganization. Additional information about Evergreen VA is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen VA at the address or telephone number listed in the preceding paragraph.

         The two Prospectuses of Virtus VA (which pertain to (i) Trust shares and (ii) Investment shares) dated November 30, 1997, insofar as they relate to Virtus VA only, and not to any other funds described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses and related Statements of Additional Information dated the same date, are available upon request without charge by writing to Virtus VA at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Included as Exhibits A and B to this Prospectus/Proxy Statement is a copy of the Plan and the Interim Advisory Agreement, respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF CAPITAL.

                                TABLE OF CONTENTS


                                                                          Page

COMPARISON OF FEES AND EXPENSES...............................................6

SUMMARY  ....................................................................10
         Proposed Plan of Reorganization.....................................10
         Tax Consequences....................................................12
         Investment Objectives and Policies of the Funds.....................12
         Comparative Performance Information for each Fund...................13
         Management of the Funds.............................................14
         Investment Advisers.................................................14
         Administrators......................................................15
         Portfolio Management................................................16
         Distribution of Shares..............................................16
         Purchase and Redemption Procedures..................................18
         Exchange Privileges.................................................18
         Dividend Policy.....................................................19
         Risks    ...........................................................19


REASONS FOR THE REORGANIZATION...............................................21
         Agreement and Plan of Reorganization............................. 24
         Federal Income Tax Consequences.................................. 26
         Pro-forma Capitalization............................................27
         Shareholder Information.............................................29


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.............................29

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..............................31
         Forms of Organization...............................................31
         Capitalization......................................................32
         Shareholder Liability...............................................32
         Shareholder Meetings and Voting Rights..............................33
         Liquidation or Dissolution..........................................34
         Liability and Indemnification of Trustees...........................34

INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT.........................35
         Introduction........................................................35
         Comparison of the Interim Advisory Agreement and the

                  Previous Advisory Agreement ............................ 37
         Information About Virtus VA's Investment Adviser....................38

ADDITIONAL INFORMATION.................................................... 39


VOTING INFORMATION CONCERNING THE MEETING....................................39

FINANCIAL STATEMENTS AND EXPERTS.............................................42

LEGAL MATTERS................................................................42

OTHER BUSINESS...............................................................42


APPENDIX A................................................................ 44


EXHIBIT A

EXHIBIT B

EXHIBIT C

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class Y and Class A shares of Evergreen VA set forth in the following tables and in the examples are based on the expenses of Evergreen VA for the fiscal year ended August 31, 1997. The amounts for Trust and Investment shares of Virtus VA set forth in the following tables and in the examples are based on the expenses for Virtus VA for the fiscal year ended September 30, 1997. The pro forma amounts for Class Y and Class A shares of Evergreen VA are based on what the combined expenses would have been for Evergreen VA for the fiscal year ending August 31, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen VA, Virtus VA and Evergreen VA pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y, Class A, Trust and Investment shares of each Fund, as applicable.



                    Comparison of Class Y and Class A Shares
                         of Evergreen VA With Trust and
                         Investment Shares of Virtus VA


                                                          Evergreen VA                        Virtus VA

                                                 Class Y          Class A          Trust         Investment



Shareholder Transaction
Expenses

Maximum Sales Load                               None             4.75%            None          None
Imposed on Purchases (as
a percentage of offering
price)

Maximum Sales Load                               None             None             None          None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)




Shareholder Transaction
Expenses

Contingent Deferred Sales                        None             None             None          2.00%
Charge (as a percentage                                                                          within
of original purchase                                                                             five years
price or redemption                                                                              after
proceeds, whichever is                                                                           purchase
lower)                                                                                           date, and
                                                                                                 0.00%
                                                                                                 thereafter

Exchange Fee                                     None             None             None          None

Annual Fund Operating
Expenses (as a percentage
of average daily net
assets)

Management Fee (After Waiver)                    0.00%            0.00%            0.75%         0.75%

12b-1 Fees (1)                                   None             0.25%            None          0.25%

Other Expenses (After Reimbursement)             0.79%            0.78%            0.36%         0.36%
                                                 -----            -----            -----         -----

Annual Fund Operating
Expenses (2)                                     0.79%            1.03%            1.11%         1.36%
                                                 =====            =====            =====         =====


                                           Evergreen VA Pro Forma

                                                                 Class Y              Class A

Shareholder Transaction Expenses

Maximum Sales Load Imposed on                                    None                 4.75%
Purchases (as a percentage of
offering price)

Maximum Sales Load Imposed on                                    None                 None
Reinvested Dividends

Contingent Deferred Sales Charge                                 None                 None

Exchange Fee                                                     None                 None

Annual Fund Operating Expenses
(as a percentage of average daily
net assets)

Management Fee (After Waiver)                                    0.07%                0.07%

12b-1 Fees (1)                                                   None                 0.25%

Other Expenses                                                   0.72%                0.71%
                                                                 -----                -----

Annual Fund Operating Expenses (3)                               0.79%                1.03%
                                                                 =====                =====



---------------

(1) Class A shares of Evergreen VA can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.


(2) Annual Fund Operating Expenses for Evergreen VA for the fiscal year ended August 31, 1997 would have been 1.84% for Class A shares and 1.60% for Class Y shares absent fee waivers of 0.50% and expense reimbursements of 0.31% for each of Class A and Class Y shares.


(3) Annual Fund Operating Expenses for Evergreen VA pro forma for the fiscal year ending August 31, 1997 would have been 1.46% for Class A shares and 1.22% for Class Y shares absent fee waivers of 0.43% for each of Class A and Class Y.

         Examples. The following tables show expense amounts for shares of Evergreen VA and of Virtus VA, and for shares of Evergreen VA pro forma, assuming consummation of the Reorganization, which illustrate the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return and (ii) redemption at the end of such period, and additionally, for Investment shares, no redemption at the end of each period. In the case of Evergreen VA pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since Virtus VA shareholders who receive Class A shares of Evergreen VA in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.


                                  Evergreen VA


                             One Year               Three Years             Five Years               Ten Years

Class Y                      $8                     $25                     $44                      $98

Class A                      $58                    $79                     $102                     $167




                                    Virtus VA


                                 One Year            Three Years             Five Years              Ten Years



Trust                            $11                $35                      $61                     $135


Investment                       $34                $63                      $74                     $164
(Assuming
redemption at
end of period)

Investment                       $14                $43                      $74                     $164
(Assuming no
redemption at
end of period)



                             Evergreen VA Pro Forma


                                One Year            Three Years             Five Years               Ten Years

Class Y                         $8                  $25                     $44                      $98

Class A                         $11                 $33                     $57                      $126


         The purpose of the foregoing examples is to assist Virtus VA shareholders in understanding the various costs and expenses that an investor in Evergreen VA as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Virtus VA. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY


     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, and, to the extent not inconsistent with such additional information, the Prospectuses of Evergreen VA dated October 31, 1996, as amended, and the Prospectuses of Virtus VA dated November 30, 1997, (which are incorporated herein by reference), and the Plan and the Interim Advisory Agreement, the forms of which are attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.


Proposed Plan of Reorganization


         The Plan provides for the transfer of all of the assets of Virtus VA in exchange for shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities of Virtus VA. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen VA to Virtus VA shareholders in liquidation of Virtus VA as part of the Reorganization. As a result of the Reorganization, the holders of Investment shares and Trust shares, respectively, of Virtus VA will become the owners of that number of full and fractional Class A and Class Y shares of Evergreen VA which have an aggregate net asset value equal to the aggregate net asset value of the holders' shares of Virtus VA, as of the close of business immediately prior to the date of the Reorganization. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."


         The Trustees of The Virtus Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Virtus VA, and that the interests of the shareholders of Virtus VA will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Virtus VA's shareholders.

                    THE BOARD OF TRUSTEES OF THE VIRTUS FUNDS
                RECOMMENDS APPROVAL BY SHAREHOLDERS OF VIRTUS VA
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Municipal Trust have also approved the Plan and, accordingly, Evergreen VA's participation in the Reorganization.

         Approval of the Reorganization on the part of Virtus VA will require the affirmative vote of a majority of Virtus VA's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Virtus VA. Prior to consummation of the Merger, Virtus VA received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement is approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement has the same terms and fees as the previous investment advisory agreement between Virtus VA and Virtus. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Virtus VA present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Virtus VA outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Virtus VA, whichever is less. See "Voting Information Concerning the Meeting."

         If  the   shareholders  of  Virtus  VA  do  not  vote  to  approve  the
Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of the Reorganization, Virtus VA will have received an opinion of Sullivan & Worcester

LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen VA in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen VA that are received by Virtus VA's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Virtus VA in the hands of Evergreen VA as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen VA upon the receipt of the assets of the Fund in exchange for shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities.


Investment Objectives and Policies of the Funds

         The investment objective and policies of Evergreen VA and Virtus VA are substantially identical.

         The investment objective of Evergreen VA is to seek current income exempt from federal regular income tax and from income taxes of the Commonwealth of Virginia. The investment objective of Virtus VA is to provide current income which is exempt from federal regular income tax and the personal income tax imposed by the Commonwealth of Virginia.

         Each Fund will normally invest its assets so that at least 80% of its annual interest income is derived from, or at least 80% of its net assets are invested in, obligations which provide interest income which is exempt from federal regular income taxes. In addition, at least 65% of the value of each Fund's total assets will be invested in municipal bonds of Virginia.


         Each Fund seeks to achieve its investment objective by investing principally in municipal bonds, including industrial development bonds, of Virginia. In addition, the Funds may invest in obligations issued by or on behalf of any state, territory, or possession of the United States, including the District of Columbia, or their political subdivisions or agencies and instrumentalities, the interest from which is exempt from federal regular income tax. See "Comparison of Investment Objectives and Policies" below.


Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The total return of

Evergreen VA and Virtus VA for the one and five year periods ended September 30, 1997 and for the periods from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                         Average Annual Total Return (1)


                                                                     From
                         1 Year               5 Years                Inception
                         Ended                Ended                  To
                         September            September              September              Inception
                         30,1997              30, 1997               30, 1997               Date
                         -------              -------                ---------              ---------

Evergreen
VA

Class A                  3.42%                N/A                    4.09%                  7/22/93
shares


Class Y                  8.85%                N/A                                           2/28/94
shares                                                               6.24%


Virtus VA


Trust                    8.00%                                       6.62%                  10/16/90
shares                                        5.96%


Investment               7.74%                5.73%                  6.45%                  10/16/90
shares

--------------

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.

         Important information about Evergreen VA is also contained in management's discussion of Evergreen VA's performance, attached hereto as Exhibit C. This information also appears in Evergreen VA's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen VA and of Virtus VA is the responsibility of, and is supervised by, the Board of

Trustees of Evergreen Municipal Trust and The Virtus Funds, respectively.

Investment Advisers


         The investment adviser to Evergreen VA is the Capital Management Group of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB and its affiliates manage the Evergreen family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding FUNB and First Union, see "Management of the Funds - Investment Advisers" in the Prospectuses of Evergreen VA.

         FUNB manages investments and supervises the daily business affairs of Evergreen VA subject to the authority of the Trustees. FUNB is entitled to receive from the Fund an annual fee equal to 0.50% of the Fund's average daily net assets.


         Virtus serves as the investment adviser for Virtus VA. As investment adviser, Virtus continuously conducts investment research and supervision of the Fund and is responsible for the purchase and sale of portfolio securities. For its services as investment adviser, Virtus receives a fee at an annual rate of 0.75% of the Fund's average daily net assets.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators


         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen VA. As administrator, EIS provides facilities, equipment and personnel to Evergreen VA and is entitled to receive an administration fee from the Fund based on the average daily net assets of all the mutual funds advised by FUNB and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.


         Federated Administrative Services ("FAS") provides Virtus VA with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of the combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.


Portfolio Management


         Charles E. Jeanne has been portfolio manager of Evergreen VA since 1993. Mr. Jeanne joined FUNB in 1993 as a portfolio manager and has been an Assistant Vice President since July, 1996. From 1989 until joining FUNB, Mr. Jeanne served as a trader/portfolio manager for First American Bank where he was responsible for individual accounts and common trust funds.


Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen VA's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen VA offers three classes of shares:
Class A, Class B and Class Y. Each class has separate distribution arrangements. (See "Distribution-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Virtus VA who own Trust shares will receive Class Y shares of Evergreen VA, and shareholders of Virtus VA who own Investment shares will receive Class A shares of Evergreen VA. The Class Y and Class A shares of Evergreen VA have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the Trust and Investment shares of Virtus VA. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen VA shares acquired by shareholders of Virtus VA pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class Y and Class A shares of Evergreen VA which will be received by Virtus VA shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen VA Prospectuses and the Virtus VA Prospectuses and in each Fund's respective Statements of Additional Information.

         Class Y Shares. Class Y shares are sold at net asset value without any initial sales charge and are not subject to distribution-related fees. Class Y shares are only available to (i) all shareholders of record in one or more of the Evergreen family of funds for which Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. Virtus VA shareholders who receive Evergreen VA Class Y shares in the Reorganization who wish to make subsequent purchases of Evergreen VA's shares will be able to purchase Class Y shares.


         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the applicable Prospectus for Evergreen VA. Holders of Investment shares of Virtus VA who receive Class A shares of Evergreen VA in the Reorganization will be able to purchase additional Class A shares of Evergreen VA and any other Evergreen fund at net asset value. No initial sales charge will be imposed.


         Additional  information regarding the classes of shares of each Fund is
included  in  its   respective   Prospectuses   and   Statements  of  Additional
Information.

         Distribution-Related Expenses. Evergreen VA has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Virtus VA has adopted a Rule 12b-1 plan with respect to its Investment shares under which the Class may pay for distribution- related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class.


         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectuses and Statements of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000 ($10,000 for Trust shares of Virtus VA). Except for the minimum investment requirement of $100 for Investment shares of Virtus VA, there is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value (less any applicable CDSC in the case of Virtus VA) as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Virtus VA currently permits holders of Investment shares to exchange such shares for Investment shares of other funds managed by Virtus. Exchanges of Trust shares are not permitted. Holders of shares of a class of Evergreen VA generally may exchange their shares for shares of the same class of any other Evergreen fund. Virtus VA shareholders will be receiving Class Y and Class A shares of Evergreen VA in the Reorganization and, accordingly, with respect to shares of Evergreen VA received by Virtus VA shareholders in the Reorganization, the exchange privilege is limited to the Class Y and Class A shares, as applicable, of other Evergreen funds. Evergreen VA limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000.

         The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectuses and Statements of Additional Information.

Dividend Policy

         Each Fund declares dividends daily and distributes its net income dividends monthly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Virtus VA who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen VA reinvested in shares of Evergreen VA. Shareholders of Virtus VA who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen VA in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen VA.

         Each of Evergreen VA and Virtus VA has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objective and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies."

         Both Funds are non-diversified investment companies. As such, there is no limit on the percentage of assets which can be invested in the securities of a single issuer. An investment in either of the Funds, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuations in the total market value of the Fund's portfolio. Any adverse developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

         Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by the Funds. The prices of bonds fluctuate inversely in relation to the direction of interest rates, i.e., as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds, which will vary with interest rates.

         In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment. The prices of longer term bonds fluctuate more widely in response to market interest rate changes.


         Although the Funds will not purchase securities rated below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service ("Moody's"), or if unrated, securities judged by the Fund's investment adviser to be comparable quality to such rated securities, the Funds are not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by a Fund are downgraded, the Fund's concentration in securities of Virginia may cause the Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio. Bonds rated BBB by S&P or Baa by Moody's, although considered to be investment grade, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity of such lower rated investment grade bonds to make principal and interest payments than is the case with higher rated bonds.


         It should be noted that municipal securities may be adversely affected by local political and economic conditions and developments within a state. For example, adverse conditions in
a  significant   industry   within  Virginia  may  from  time  to  time  have  a
correspondingly adverse effect on specific issuers within Virginia or on anticipated revenue to the state itself; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenues. Since each Fund concentrates investments in securities issued by Virginia and Virginia's political subdivisions, each provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.

         The value of municipal securities may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal and state income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue, and perceptions with respect to the level of interest rates.


         Investing in Virginia municipal securities which meet a Fund's quality standards may not be possible if the Commonwealth of Virginia or its municipalities do not maintain their current credit ratings. In addition, certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia municipal securities. In addition, from time to time, the supply of municipal securities acceptable for purchase by the Funds could become limited.


         Each Fund is permitted to make taxable temporary investments. Neither Fund has a current intention of generating income subject to federal regular income tax. However, certain temporary investments may generate income that is subject to state taxes.

                         REASONS FOR THE REORGANIZATION


         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Virtus VA by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.

         At a meeting held on September 16, 1997, the Board of Trustees of The Virtus Funds considered and approved the Reorganization as in the best interests of shareholders of Virtus VA and determined that the interests of existing shareholders of Virtus VA will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement with respect to Virtus VA.


         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise The Virtus Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of The Virtus Funds and Virtus with respect to the Fund. The Virtus Funds have received an order from the SEC which permits Virtus to continue to act as Virtus VA's investment adviser, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.


         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen VA and Virtus VA. Specifically, Evergreen VA and Virtus VA have substantially similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Virtus VA with Evergreen VA. As of September 30, 1997, Evergreen VA's net assets were approximately $17 million and Virtus VA's net assets were approximately $79 million.


         In addition, assuming that an alternative to the Reorganization would be to propose that Virtus VA continue its existence and be separately managed by FUNB or one of its affiliates, Virtus VA would be offered through common distribution channels with the similar Evergreen VA. Virtus VA would also have to bear the cost of maintaining its separate existence. Signet and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of The Virtus Funds met and considered the recommendation of Signet and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen VA and Virtus VA; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of FUNB; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Virtus VA in connection with the Reorganization; (x) the fact that Evergreen VA will assume certain identified liabilities of Virtus VA; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Virtus VA from the sale of its assets to Evergreen VA. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Virtus VA.

         In addition, the Trustees considered that there are alternatives available to shareholders of Virtus VA, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Municipal Trust also concluded at a meeting on September 16, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen VA and that the interests of the shareholders of Evergreen VA would not be diluted as a result of the transactions contemplated by the Reorganization.

                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
                   THAT THE SHAREHOLDERS OF VIRTUS VA APPROVE
                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen VA will acquire all of the assets of Virtus VA in exchange for shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities of Virtus VA on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Virtus VA will endeavor to discharge all of its known liabilities and obligations. Evergreen VA will not assume any liabilities or obligations of Virtus VA other than those reflected in an unaudited statement of assets and liabilities of Virtus VA prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen VA to be received by the shareholders of Virtus VA will be determined by multiplying the respective outstanding class of shares of Virtus VA by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Virtus VA by the net asset value per share of the respective class of shares of Evergreen VA. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen VA, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Evergreen VA, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Virtus VA will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Virtus VA will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen VA received by Virtus VA. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen VA's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen VA due to the Fund's shareholders. All issued and outstanding shares of Virtus VA, including those represented by certificates, will be canceled. The shares of Evergreen VA to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Virtus VA will be terminated. In connection with such termination, The Virtus Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Virtus VA's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Virtus VA's shareholders, the Plan may be terminated (a) by the mutual agreement of Virtus VA and Evergreen VA; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Virtus VA in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Virtus VA or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Virtus VA. As a result, no 12b-1 liabilities will be assumed by Evergreen VA following the Reorganization.

         If the Reorganization is not approved by shareholders of Virtus VA, the Board of Trustees of The Virtus Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Virtus VA will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


         (1) The transfer of all of the assets of Virtus VA solely in exchange for shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities, followed by the distribution of Evergreen VA's shares by Virtus VA in dissolution and liquidation of Virtus VA, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and Evergreen VA and Virtus VA will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Virtus VA on the transfer of all of its assets to Evergreen VA solely in exchange for Evergreen VA's shares and the assumption by Evergreen VA of certain identified liabilities of Virtus VA or upon the distribution of Evergreen VA's shares to Virtus VA's shareholders in exchange for their shares of Virtus VA;

         (3) The tax basis of the assets transferred will be the same to Evergreen VA as the tax basis of such assets to Virtus VA immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen VA will include the period during which the assets were held by Virtus VA;

         (4) No gain or loss will be recognized by Evergreen VA upon the receipt of the assets from Virtus VA solely in exchange for the shares of Evergreen VA and the assumption by Evergreen VA of certain identified liabilities of Virtus VA;

         (5) No gain or loss will be recognized by Virtus VA's shareholders upon the issuance of the shares of Evergreen VA to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Virtus VA; and

         (6) The aggregate tax basis of the shares of Evergreen VA, including any fractional shares, received by each of the shareholders of Virtus VA pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Virtus VA held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen VA, including fractional shares, received by each such shareholder will include the period during which the shares of Virtus VA exchanged therefor were held by such shareholder (provided that the shares of Virtus VA were held as a capital asset on the date of the Reorganization).


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Virtus VA would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen VA shares he or she received. Shareholders of Virtus VA should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen VA. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Virtus VA should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.


Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen VA and Virtus VA as of September 30, 1997, and the capitalization of Evergreen VA on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.09 and 1.09 Class Y and Class A shares, respectively, of Evergreen VA issued for each Trust and Investment share, respectively, of Virtus VA.


                          Capitalization of Virtus VA,
                           Evergreen VA and Evergreen
                                 VA (Pro Forma)


                                                                                             Evergreen VA
                                                                                             (After
                                                                                             Reorgani-
                                       Virtus VA                 Evergreen VA                zation)
                                       ---------                 --------                    ------------

Net Assets
   Trust..........................     $19,891,348               N/A                         N/A
   Investment.....................     $58,881,216               N/A                         N/A
   Class A........................     N/A                       $2,953,726                  $61,834,942
   Class B........................     N/A                       $7,007,347                  $7,007,347
   Class Y........................     N/A                       $6,853,790                  $26,745,138
                                       -----------               -----------                 ------------
   Total Net                           $78,772,564               $16,814,863                 $95,587,427
     Assets.......................
Net Asset Value Per
Share
   Trust..........................     $11.07                    N/A                         N/A
   Investment.....................     $11.07                    N/A                         N/A
   Class A........................     N/A                       $10.12                      $10.12
   Class B........................     N/A                       $10.12                      $10.12
   Class Y........................     N/A                       $10.12                      $10.12
Shares Outstanding
   Trust..........................     1,797,148                 N/A                         N/A
   Investment.....................     5,319,803                 N/A                         N/A
   Class A........................     N/A                       291,948                     6,111,140
   Class B........................     N/A                       692,585                     692,585
   Class Y........................     N/A                       677,389                     2,643,242
                                       ---------                 --------                    ----------
   All Classes....................     7,116,951                 1,661,922                   9,446,967

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of December 26, 1997 (the "Record Date"), the following number of each Class of shares of beneficial interest of Virtus VA were outstanding:


Class of Shares
---------------


Trust..........................................           1,741,064
Investment.....................................           5,117,331
                                                          ---------
All Classes....................................           6,858,395

         As of November 30, 1997, the officers and Trustees of The Virtus Funds beneficially owned as a group less than 1% of the outstanding shares of Virtus VA. To Virtus VA's knowledge, the following persons owned beneficially or of record more than 5% of Virtus VA's total outstanding shares as of November 30, 1997:



                                                                                Percentage            Percentage of
                                                                                of Shares             Shares of
                                                                                of Class              Class  After
                                                                                Before                Reorgani-
                                                         No. of                 Reorgani-             zation
Name and Address                   Class                 Shares                 zation                ---------
----------------                   -----                 ------                 ---------



Stephens, Inc.                     Investment                                                         30.75% Class A
111 Center Street                                        1,687,821              32.34%

Little Rock, AR
72201-3507


Bova & Co.                         Trust                                        100%                  74.04% Class Y
Signet Trust                                             1,784,894
Company

P.O. Box 26311
Richmond, VA
23260-6311



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objectives, policies and restrictions of Evergreen VA can be found in the Prospectuses of Evergreen VA under the caption "Investment Objectives and Policies." Evergreen VA's Prospectuses also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Virtus VA can be found in the respective Prospectuses of the Fund under the caption "Investment Objective and Policies of each Fund." Unlike the investment objective of Virtus VA, which is fundamental, the investment objective of Evergreen VA is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective and policies of Evergreen VA and of Virtus VA are substantially identical. The investment objective of Evergreen VA is to seek current income exempt from federal regular income tax and from income taxes of the Commonwealth of Virginia. The investment objective of Virtus VA is to provide current income which is exempt from federal regular income tax and the personal income tax imposed by the Commonwealth of Virginia.


          Each Fund will normally invest its assets so that at least 80% of its annual interest income is derived from, or at least 80% of its net assets are invested in, debt obligations which provide interest income which is exempt from federal regular income taxes. The interest retains its tax-free status when distributed to the Fund's shareholders. It is likely that shareholders of either Fund who are subject to the federal alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Funds in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. In addition, at least 65% of the value of each Fund's total assets will be invested in municipal bonds of Virginia.

         Each Fund seeks to achieve its investment objective by investing principally in municipal bonds, including industrial development bonds, of Virginia. Although each Fund may invest in obligations issued by or on behalf of any state, territory, or possession of the United States, including the District of Columbia, or their political subdivisions or agencies and instrumentalities, the interest from which is exempt from federal regular income tax, Virtus VA, unlike Evergreen VA, requires that interest from all such "non Virginia" debt obligations also be exempt from personal income tax imposed by the Commonwealth of Virginia.

         Both Funds seek to invest in debt obligations rated Baa or better by Moody's, or BBB or better by S&P, or, if unrated, determined by the Fund's investment adviser to be of comparable quality to bonds with such investment grade ratings. Evergreen VA may also invest in municipal bonds which are insured by a municipal bond insurance company which is rated at least Aa by Moody's or AA by S&P, which are guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest, or which are fully collateralized by an escrow of U.S. government securities. Virtus VA may invest in insured or guaranteed municipal debt obligations if, in the opinion of the Trustees, the creditworthiness of the insurer or guarantor is considered satisfactory. If any security owned by a Fund loses its rating or has its rating reduced after the Fund has purchased it, neither Evergreen VA nor Virtus VA is required to sell or otherwise dispose of the security, but may consider doing so. If ratings made by Moody's or S&P change because of changes in those organization or their ratings system, each Fund will try to use comparable ratings as standards in accordance with its investment objective.


         Both Funds may employ for hedging purposes the strategy of engaging in futures transactions and related options, and Evergreen VA may write covered put and call options and purchase put and call options on securities.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectuses and Statements of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statements of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Municipal Trust and The Virtus Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Municipal Trust is organized as a Delaware business trust and The Virtus Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Evergreen VA is a series of Evergreen Municipal Trust and Virtus VA is a series of The Virtus Funds.

         As set forth in the Supplement to Evergreen VA's Prospectuses, effective December 22, 1997, Evergreen Virginia Municipal Bond Fund, a series of Evergreen Investment Trust, a Massachusetts business trust, was reorganized (the "Delaware

Reorganization") into a corresponding series (Evergreen VA) of Evergreen Municipal Trust. In connection with the Delaware Reorganization, the Fund's investment objective was reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and the Fund eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.


Capitalization

         The beneficial interests in Evergreen VA are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Virtus VA are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Virtus VA was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Virtus Funds' Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder of The Virtus Funds incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Municipal Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and that the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) Evergreen Municipal Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Municipal Trust is remote.

Shareholder Meetings and Voting Rights


         Neither Evergreen Municipal Trust on behalf of Evergreen VA nor The Virtus Funds on behalf of Virtus VA is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Municipal Trust or The Virtus Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, with respect to Evergreen VA, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to Virtus VA, a majority of the outstanding shares entitled to vote constitutes a quorum for consideration of such matter. For Evergreen VA and for Virtus VA, a majority of the votes cast and entitled to vote is sufficient to act on a matter

(unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Municipal Trust, each share of Evergreen VA is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Virtus VA, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of The Virtus Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of The Virtus Funds and which has a lower net asset value will purchase more shares, and under the current voting provisions of The Virtus Funds, will have more votes, than the same investment in a series with a higher net asset value. Under the Declaration of Trust of Evergreen Municipal Trust, voting power is related to the dollar value of the shareholders' investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Evergreen Municipal Trust and The Virtus Funds the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund and attributable to the class in which they hold shares over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of The Virtus Funds provides that a Trustee shall be liable only for his own willful defaults, and that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The By-Laws of The Virtus Funds provide that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.


              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of The Virtus Funds recommends that shareholders of Virtus VA approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory

Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Virtus VA, as well as the services to be provided by Virtus pursuant thereto is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.

         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Fund since 1990), is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Agreement dated March 1, 1995, as amended on October 21, 1996. As used herein, the Investment Advisory Agreement, as amended, for Virtus VA is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of The Virtus Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Virtus VA.


         The Trustees have authorized The Virtus Funds, on behalf of Virtus VA, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997.

 If the Interim Advisory Agreement for Virtus VA is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Virtus VA's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on February 24, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus manages Virtus VA and continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio securities.

         FAS currently acts as administrator of Virtus VA. FAS will continue during the term of the Interim Advisory Agreement as Virtus VA's administrator for the same compensation as currently received . An affiliate of FAS currently performs transfer agency services for Virtus VA's shareholders. Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Virtus VA's current transfer agent. See "Summary - Administrators."


         Fees and Expenses. The investment advisory fees and expense limitations for Virtus VA under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary -
Investment Advisers."


         Expense Reimbursement. The Previous Advisory Agreement included a provision which provides that Virtus may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Virtus may, by notice to The Virtus Funds, voluntarily declare to be effective. Furthermore, Virtus may, if it deems appropriate, assume expenses of the Fund or a class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to The Virtus Funds, voluntarily declare to be effective.


         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, The Virtus Funds was required to pay or cause to be paid on behalf of the Fund or each class, all of the Fund's or classes' expenses and the Fund's or classes' allocable share of The Virtus Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to The Virtus Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Virtus VA (as defined in the 1940 Act) or by a vote of a majority of The Virtus Funds' entire Board of Trustees on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to The Virtus Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information About Virtus VA's Investment Adviser


         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

         During the fiscal years ended September 30, 1997, 1996 and 1995, Virtus received from Virtus VA management fees of $650,276, $762,051 and $775,247, respectively, of which $0, $20,993 and $227,301, respectively, were voluntarily waived. Signet acts as custodian for Virtus VA and received $28,448 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998 FUNB will act as Virtus VA's custodian during the term of the Interim Advisory Agreement.


         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
                   THAT THE SHAREHOLDERS OF VIRTUS VA APPROVE
                         THE INTERIM ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION


     Evergreen VA. Information concerning the operation and management of Evergreen VA is incorporated herein by reference from the Prospectuses dated October 31, 1996, as amended, copies of which are enclosed, and the Statement of Additional

Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen VA at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         Virtus VA. Information about the Fund is included in its current Prospectuses dated November 30, 1997, and in the Statements of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statements of Additional Information are available upon request and without charge by writing to Virtus VA at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Evergreen VA and Virtus VA are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of The Virtus Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Virtus VA on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The Virtus Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, and FOR approval of the Interim Advisory Agreement.

         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement will require the affirmative vote of
(i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Signet, their affiliates or other representatives of Virtus VA (who will not be paid for their soliciting activities). Shareholder Communications Corporation has been engaged by Virtus VA to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of The
Virtus Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen VA which they receive in the transaction at their then-current net asset value. Shares of Virtus VA may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Virtus VA may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Virtus VA does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The Virtus Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen VA are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Virtus VA whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen VA as of August 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements and financial highlights of Virtus VA incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of The Virtus Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen VA will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Trustees of The Virtus Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT.

January 5, 1998

                                   APPENDIX A


         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:


OFFICERS:


Name                                                  Address
----                                                  -------


 David C.                                             First Union National Bank
Francis, Chief Investment                             201 South College Street
Officer                                               Charlotte, North Carolina 28288-

                                                      1195
Tanya Orr Bird, Vice                                  Virtus Capital Management, Inc.
President                                             707 East Main Street
                                                      Suite 1300
                                                      Richmond, Virginia 23219

               Josie                                  Virtus Capital Management, Inc.
Clemons Rosson, Vice                                  707 East Main Street
President, Assistant                                  Suite 1300
Secretary                                             Richmond, Virginia  23219
                                                      First Union National Bank
L.                                                    201 South College
Robert Cheshire, Vice                                 Street
President                                             Charlotte, North
                                                      Carolina 28288-1195
John E. Gray, Vice                                    First Union National Bank
President                                             201
                                                      South College Street
                                                      Charlotte, North Carolina 28288-
                                                      1195

Dillon S. Harris, Jr., Vice                           First Union National Bank
President                                             201 South College Street
                                                      Charlotte, North Carolina 28288-
                                                      1195
J. Kellie Allen, Vice                                 First Union National Bank
President                                             201 South College Street
                                                      Charlotte, North Carolina 28288-
                                                      1195
Ethel B. Sutton, Vice                                 Evergreen Asset Management Corp.
President                                             2500 Westchester Avenue
                                                      Purchase, New York 10577


DIRECTORS:



Name                                                  Address
----                                                  -------

                                                      First Union National Bank
 David C.                                             201 South College
Francis                                               Street
                                                      Charlotte, North
                                                      Carolina 28288-1195
Donald A. McMullen                                    First Union National Bank



                                                       201 South College

                                                       Street

                                                       Charlotte, North
                                                      Carolina 28288-1195
William M. Ennis                                      First Union National Bank
                                                      201
                                                      South College Street
                                                      Charlotte, North Carolina 28288-
                                                      1195

Barbara J. Colvin                                     First Union National Bank
                                                      201 South College Street
                                                      Charlotte, North Carolina 28288-
                                                      1195
William D. Munn                                       First Union National Bank
                                                      201 South College Street
                                                      Charlotte, North Carolina 28288-1195

                                                                  EXHIBIT A




                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Municipal Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Virginia Municipal Bond Fund series (the "Acquiring Fund"), and The Virtus Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 ("Virtus Funds"), with respect to its The Virginia Municipal Bond Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Virtus Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap of the Selling

Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Investment shares and Trust shares of the Selling Fund will receive Class A and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Virtus Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Virtus Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at August 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since August 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling

Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen Virginia Municipal Bond Fund (the "Predecessor Fund"), a series of Evergreen Investment Trust, a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section
4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Virtus Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.


         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by Virtus Funds' President and Treasurer.


     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. AS promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Virtus Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                   ARTICLE VII

              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Virtus Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Virtus Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Virtus Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," and the description of voting requirements applicable to approval of the Interim Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

                  7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of Virtus Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).

         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement, on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.


         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.



                                  ARTICLE VIII

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Virtus Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(D) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the

Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Virtus Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Virtus Funds or the Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Virtus Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Virtus Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Virtus Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Virtus Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                               EVERGREEN MUNICIPAL TRUST
                                               ON BEHALF OF EVERGREEN
                                               VIRGINIA MUNICIPAL BOND FUND
                                               By:

                                               Name:

                                               Title:



                                               THE VIRTUS FUNDS
                                               ON BEHALF OF THE VIRGINIA
                                               MUNICIPAL BOND FUND
                                               By:

                                               Name:

                                               Title:

                                                                    EXHIBIT B

                                THE VIRTUS FUNDS

                      INTERIM INVESTMENT ADVISORY AGREEMENT


         This Agreement is made between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and The Virtus Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes"), on whose behalf the Trust executes an exhibit to this Agreement, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

         3. The Trust shall pay or cause to be paid on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses.

         4. The Trust, on behalf of each of the Funds shall pay to Adviser for all services rendered to such Fund by Adviser hereunder the fees set forth in the exhibits attached hereto.

         5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective. Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

         6. This Agreement shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Agreement shall remain in effect for each Fund until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to each Fund or for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund.

         7. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

         8. This Agreement may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

         9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         10. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         12. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         13. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.

                                    EXHIBIT A

                       THE U.S. GOVERNMENT SECURITIES FUND
                        THE VIRGINIA MUNICIPAL BOND FUND
                        THE MARYLAND MUNICIPAL BOND FUND
                         THE TREASURY MONEY MARKET FUND
                              THE MONEY MARKET FUND
                         THE TAX-FREE MONEY MARKET FUND
                             THE STYLE MANAGER FUND
                        THE STYLE MANAGER: LARGE CAP FUND


Name of Fund                                    Percentage of Net Assets
------------                                    ------------------------
The Treasury Money Market Fund                              .50 of 1%
The Money Market Fund                                       .50 of 1%
The Tax-Free Money Market Fund                              .50 of 1%
The U.S. Government Securities Fund                         .75 of 1%
The Virginia Municipal Bond Fund                            .75 of 1%
The Maryland Municipal Bond Fund                            .75 of 1%
The Style Manager: Large Cap Fund                           .75 of 1%
The Style Manager Fund                                     1.25 of 1%

         For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage (the "applicable percentage") of the average daily net assets of each Fund.

         The fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         Witness the due execution hereof this 28th day of November, 1997.

Attest:                                     VIRTUS CAPITAL MANAGEMENT, INC.

                                            By:
Assistant Secretary                             President


Attest:                                     THE VIRTUS FUNDS

                                            By:
Assistant Secretary                             Vice President
C. Grant Anderson

                                                            EXHIBIT C

                                                                          (logo)
                                    EVERGREEN
                           VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997


PERFORMANCE

--------------------------------------------------------------------------------


                                                          AVERAGE ANNUALIZED
                                   1 YEAR                    TOTAL RETURN(1)
                        ----------------------------    -----------------------     CUMULATIVE TOTAL
SHARE     INCEPTION     WITHOUT SALES    WITH SALES                    SINCE         RETURN(1) SINCE         12-MONTH
CLASS        DATE          CHARGE          CHARGE        3 YEARS     INCEPTION         INCEPTION         DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------

  A         7/2/93          9.05%           3.87%         6.08%        3.90%             17.25%              $0.50
  B         7/2/93          8.24%           3.24%         6.14%        3.98%             17.71%              $0.41
  Y        2/28/94          9.32%            --           8.08%        6.06%             22.93%              $0.51
----------------------------------------------------------------------------------------------------------------------


(1) Adjusted for maximum sales charge.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              For the twelve months ended September 30, 1997, the Fund's class Y and class A shares ranked number 6 and 8, respectively, out of 32 Virginia municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company. (2) During the course of the fiscal year, we continued to emphasize an income-oriented approach. In doing so, we maintained a higher-coupon structure which allows our funds to provide tax-free income and in the long term, produce a strong total return with reduced volatility. A substantial portion of the total return of the Fund is produced by the portfolio's higher coupon structure. To ensure credit quality and increase total return, our municipal credit analysts work in conjunction with portfolio managers to carefully monitor existing holdings and seek out new investment opportunities.

(Photo of
Charles E. Jeanne)

CHARLES E. JEANNE
ASSISTANT VICE PRESIDENT,
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                              GROWTH OF INVESTMENT

Evergreen Virginia Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen Virginia Municipal Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Virginia Municipal Bond Index (LBVMBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands

                  7/93    8/93    8/94    8/95    8/96     8/97
Class A Shares   9,525   9,675   9,355  10,228  10,752  $11,725
CPI             10,000  10,028  10,318  10,589  10,893  $11,113
LBVMBI          10,000  10,189  10,241  11,151  11,665  $12,695

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Virginia Municipal Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.



PORTFOLIO CHARACTERISTICS

----------------------------------------------------------------
Total Net Assets:                $15,824,821
Average Credit Quality:          AA
Average Maturity:                20.56 years
Average Duration:                10.96 years


                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

Housing                        24.9%
Lease                          14.8%
Other                          12.9%
Industrial Development          9.5%
Hospital                        7.6%
Transportation                  7.5%
Residential Care                7.2%
Public Facilities               6.4%
General Obligation Local        4.6%
Education                       4.6%

                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

A                      27.7%
AA                     32.7%
AAA                    19.5%
BBB                     3.7%
NR                     16.4%

(2) THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                        THE VIRGINIA MUNICIPAL BOND FUND
                                   a Series of

                                THE VIRTUS FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of

                     EVERGREEN VIRGINIA MUNICIPAL BOND FUND

                                   a Series of

                            EVERGREEN MUNICIPAL TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of The Virginia Municipal Bond Fund ("Virtus VA"), a series of The Virtus Funds, to Evergreen Virginia Municipal Bond Fund ("Evergreen VA"), a series of the Evergreen Municipal Trust, in exchange for Class A shares (to be issued to holders of Investment shares of Virtus VA) and Class Y shares (to be issued to holders of Trust shares of Virtus
VA) of beneficial interest, $.001 par value per share, of Evergreen VA, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Evergreen VA dated October 31, 1996, as amended;

         (2) The Statement of Additional Information of Virtus VA dated November 30, 1997;

         (3)      Annual  Report of Virtus VA for the year ended  September  30,
                  1997;

         (4)      Annual  Report of  Evergreen  VA for the year ended August 31,
                  1997; and


         (5) Pro-Forma Combining Financial Statements (unaudited) dated August 31, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen VA and Virtus VA dated January 5, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen VA or Virtus VA at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 5,
1998.



                            STATEMENT OF ADDITIONAL INFORMATION
                                      October 31, 1996

                           THE EVERGREEN TAX-FREE FUNDS

                   2500 Westchester Avenue, Purchase, New York 10577
                                    800-807-2940

Evergreen  Florida  Municipal  Bond  Fund("Florida  Municipal  Bond")
Evergreen Georgia  Municipal Bond Fund  ("Georgia  Municipal  Bond")
Evergreen New Jersey Tax-Free Income Fund ("New Jersey Tax-Free")
Evergreen North Carolina Municipal Bond Fund ("North Carolina Municipal Bond") Evergreen South Carolina Municipal Bond Fund ("South Carolina Municipal Bond") Evergreen Virginia Municipal Bond Fund ("Virginia Municipal Bond")
Evergreen Florida High Income Municipal Bond Fund ("Florida High Income") Evergreen High Grade Tax Free Fund ("High Grade")
Evergreen  Short-Intermediate  Municipal Fund ("Short-Intermediate")
Evergreen Short-Intermediate Municipal Fund-California ("Short-Intermediate-CA")

     This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated October 31, 1996 for the Fund in which you are making or contemplating an investment. The Evergreen Tax-Free Funds are offered through four separate prospectuses: one offering Class A and Class B shares, and a separate prospectus offering Class Y shares of Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and Florida High Income; and one offering Class A and Class B shares and a separate prospectus offering Class Y shares of High Grade, Short-Intermediate and Short-Intermediate-CA. Copies of each Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS

Investment Objectives and Policies................................ 2
Investment Restrictions........................................... 11
Non-Fundamental Operating Policies................................ 18
Management........................................................ 19
Investment Advisers............................................... 28
Distribution Plans................................................ 35
Allocation of Brokerage........................................... 38
Additional Tax Information........................................ 39
Net Asset Value................................................... 41
Purchase of Shares................................................ 42
Performance Information........................................... 56
Financial Statements.............................................. 62
Appendix A - Description of Bond, Municipal  Note
   And  Commercial Paper Ratings ................................. 63
Appendix B - Additional   Information  Concerning  California..... 68

Appendix C - Additional Information  Concerning Florida........... 69
Appendix D - Additional Information Concerning Georgia............ 71
Appendix E - Additional Information Concerning North Carolina..... 72
Appendix F - Additional Information Concerning South Carolina..... 73
Appendix G - Additional Information Concerning Virginia........... 74


                       INVESTMENT OBJECTIVES AND POLICIES
          (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds-Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax- Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade are fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

        Additional Information Regarding Investments that each Fund May Make Participation Interests (All Funds)

     Participation interests may take the form of participations, beneficial interests, in a trust, partnership interests, or any other form of indirect ownership that allows a Fund to treat the income from the investments as exempt from federal and state tax. The financial institutions from which a Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give a Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). Variable Rate Municipal Securities (All Funds)

     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

     Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rates demand instruments require payment of principal obligations by the issuer of the participation interests or a guarantor of either issuer. All variable rate municipal securities will meet the quality standards for a Fund. The Fund's investment adviser has been instructed by the Board of Trustees (the "Trustees") to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by a Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.

Municipal Leases (All Funds)

     When determining whether municipal leases purchased by a Fund will be classified as a liquid or illiquid security, the Trustees have directed each Fund's investment adviser to consider certain factors, such as: the frequency of trades and quotes for the security; the volatility of quotations and trade prices for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers; dealer undertakings to make a market in the security; the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); the rating of the security and the financial condition and prospects of the issuer of the security; whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and such other factors as may be relevant to the Fund's ability to dispose of the security. When-Issued and Delayed Delivery Transactions

     These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds (other than High Grade, Short-Intermediate and Short-Intermediate-CA) do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. Short-Intermediate and Short-Intermediate-CA do not expect that commitments to purchase when-issued securities will normally exceed 25% of their total assets and High Grade does not expect that such commitments will exceed 20% of its total assets.

Futures   and   Options    Transactions    (All   Funds   Except New Jersey Tax-
Free, High Grade,  Short-Intermediate and Short-Intermediate-CA)

     A Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts and options on financial futures contracts. Additionally, a Fund may buy and sell call and put options on portfolio securities. The Funds do not intend to invest more than 5% of their assets in options and futures.

Purchasing Put Options on Financial Futures Contracts

     A Fund may purchase listed put and call options on financial futures contracts for U.S. government securities. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

     A Fund may purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities.

     Alternatively, a Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

Writing Call Options on Financial Futures Contracts

     In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option, if the option is exercised. As market interest rates rise, causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of a Fund's fixed income portfolio which is occurring as interest rates rise.

     Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of a Fund will then offset the decrease in value of the hedged securities. Writing Put Options on Financial Futures Contracts

     A Fund may write listed put options on financial futures contracts for U.S. government securities to hedge its portfolio against a decrease in market interest rates. When a Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract normally increases.

     As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by a Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in the market interest rates.

     Prior to the expiration of the put option or its exercise by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

Purchasing Call Options on Financial Futures Contracts

     An additional way in which a Fund may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract for U.S. government securities. When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price.

     Prior to the exercise or expiration of the call option a Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

Limitation on Open Futures Positions

     A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Purchasing and Writing Put and Call Options on Portfolio Securities (All Funds, except New Jersey Tax-Free, High Grade,Short-Intermediate and Short-Intermediate
- -CA).

     A Fund may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

     A Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the writers or buyers of the options since options on the portfolio securities held by the Fund are to be traded on an exchange. A Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's adviser.

     Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange traded options have a continuous liquid market while over-the-counter options may not. Repurchase Agreements (All Funds)

     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     A Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Lending of Portfolio Securities (All Funds)

     The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted Securities (All Funds)

     With the expectations noted below, a Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objectives and policies but which are subject to restrictions on resale under federal securities laws. A Fund will not invest more than 15% (10% for High Grade) of the value of its net assets in restricted securities; however, certain restricted securities which the Trustees deem to be liquid will be excluded from this 15% limitation. New Jersey Tax-Free may invest up to 10% of its net assets in restricted securities which are determined to be liquid.

     The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule 144A. Each Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

      (i)   the frequency of trades and quotes for the security;
     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;
    (iii)   dealer  undertakings  to make a market in the  security; and
     (iv)   the nature of the security and the nature of the marketplace trades.

Municipal Bond Insurance (High Grade)

     The Fund may purchase two types of municipal bond insurance policies ("Policies") issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold by the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.

     The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity, even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

     Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

     The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), each as described under "Municipal Bond Insurers", or any other municipal bond insurer which is rated at least Aa by Moody's Investors Service Inc ("Moody's") or AA by Standards & Poor's Ratings Service ("S&P"). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

     MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund's investment adviser will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

     Additionally, the Fund's investment adviser reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC, if such carriers are rated Aaa by Moody's or AAA by S&P.

     Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the original issue of such when-issued municipal securities. In determining whether to insure municipal securities held by the
Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies and these guidelines will reduce the yield to shareholders of the Fund.

     If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinary will be the difference between the market value of the defaulted security and the market value of similar securities of minimum high grade (i.e., rated A by Moody's or S&P) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.


Municipal Bond Insurers (High Grade)

     Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated at least Aaa by Moody's or AAA by S&P.

Municipal Bond Investors Assurance Corp. (High Grade)

     Municipal Bond Investors Assurance Corp. is a wholly-owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by AEtna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc. are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is
(914) 273-4345. S&P has rated the claims-paying ability of MBIA AAA.
AMBAC Indemnity Corporation (High Grade)

     AMBAC Indemnity Corporation is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York, 10004, and its telephone number is (212) 668-0340. S&P has rated the claims-paying ability of AMBAC AAA.

Financial Guaranty Insurance Company (High Grade)

     Financial Guaranty Insurance Company is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. The investors of FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty.
Financial Guaranty is subject to regulation by the state of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 115 Broadway, New York, New York, 10006, and its telephone number is (212) 312-3000. S&P has rated the claims-paying ability of Financial Guaranty AAA.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue bonds". General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligations and rating of the issue.
     Since the Funds may invest in industrial development bonds, the Funds may not be appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons". Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986 (the "Code") unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from proceeds of "industrial development bonds". A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development bonds.

     As set forth in the Prospectus, the Code establishes new unified volume caps for most "private purpose" municipal bonds (such as industrial development bonds and obligations to finance low-interest mortgages on owner-occupied housing and student loans). The unified volume cap is not expected to affect adversely the availability of municipal bonds for investment by the Funds; however, it is possible that proposals will be introduced before Congress to further restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. Any such proposals, if enacted, could adversely affect the availability of municipal bonds for investment by the Funds and the value of each Fund's portfolio might be affected. In that event, each Fund might reevaluate its investment policies and restrictions and consider recommending to its shareholders changes in both.


                               INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than

50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

 .........None     of    Florida    High    Income,     Short-Intermediate     or
Short-Intermediate-CA may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of each Fund's total assets may be invested without regard to such
5%  limitation.  For  this  purpose  each  political  subdivision,   agency,  or
instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

     With respect to 75% of the value of its total assets, High Grade will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

     Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

     Industrial development bonds, backed only by the assets and revenues of a nongovernmental issuer, are considered to be issued solely by that issuer. If, in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........Short-Intermediate-CA, Florida High Income*, and Short-Intermediate may
not purchase more than 10% of any class of securities (voting securities in the case of Florida High Income* and Short-Intermediate) of any one issuer other than the U.S. government and its agencies or instrumentalities.

3........Investment for Purposes of Control or Management

 .........None     of    Florida    High    Income,     Short-Intermediate     or
Short-Intermediate-CA may invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........None of Florida Municipal Bond,  Georgia Municipal Bond, New Jersey Tax
Free,  North Carolina  Municipal Bond, South Carolina  Municipal Bond,  Virginia
Municipal  Bond,  Florida  High  Income*,  High  Grade,   Short-Intermediate  or
Short-Intermediate-CA may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5........Unseasoned Issuers

 .........None  of Florida  Municipal  Bond*,  Georgia  Municipal  Bond*,  North
Carolina Municipal Bond*, South Carolina Municipal Bond*, Virginia Municipal Bond* or High Grade* will invest more than 5% of its total assets in industrial development bonds (and, in the case of High Grade, other municipal securities) where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

 .........None    of    Florida    High    Income*,     Short-Intermediate    or
Short-Intermediate-CA may invest more than 5% of its total assets in securities of unseasoned issuers (taxable securities of unseasoned issuers for Short-Intermediate and Short-Intermediate-CA) that have been in continuous operation for less than three years, including operating periods of their predecessors, except that no such limitation shall apply to the extent that (i) each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, (ii) Short-Intermediate and Short-Intermediate-CA may invest in municipal securities, and (iii) Florida High Income* may invest in municipal bonds.

6........Underwriting

 .........None  of Florida  Municipal Bond,  Georgia  Municipal Bond, New Jersey
Tax- Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, High Grade, Florida High Income*, Short-Intermediate or Short-Intermediate-CA may engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

7........Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs

 .........Neither     Florida     High     Income,     Short-Intermediate     nor
Short-Intermediate-CA may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

 .........Florida  Municipal  Bond*,  Georgia  Municipal  Bond*,  North  Carolina
Municipal Bond*, South Carolina Municipal Bond*, Virginia Municipal Bond*, or High Grade will not purchase interests in or sell oil, gas or other mineral exploration or development programs or leases, although they may purchase the
securities   of   issuers   which   invest   in  or   sponsor   such   programs.

8........Concentration in Any One Industry

 .........Neither    New    Jersey    Tax    Free,    Short-Intermediate,     nor
Short-Intermediate-CA may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and to municipal securities, or (ii) with respect to New Jersey Tax-Free and Short-Intermediate-CA to certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks or (iii) with respect to New Jersey Tax-Free to municipal obligations.

 .........Florida   Municipal  Bond,   Georgia  Municipal  Bond,  North  Carolina
Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, High Grade and Florida High Income will not purchase securities if, as a result of such purchase, 25% or more of the value of their total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

9........Warrants

 .........None    of    Florida    High    Income*,     Short-Intermediate    or
Short-Intermediate-CA may invest more than 5% of its total net assets in warrants, and, of this amount, no more than 2% of each Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.......Ownership by Trustees/Officers

 .........None  of Florida  Municipal  Bond*,  Georgia  Municipal  Bond*,  North
Carolina Municipal Bond*, South Carolina Municipal Bond*, Virginia Municipal Bond*, High Grade*, Florida High Income*, Short-Intermediate or Short-Intermediate-CA may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........High  Grade and  Florida  High  Income*  will not make short  sales of securities or maintain a short position, unless at all times when a short position is open a Fund owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow the Funds to retain certain bonds in their portfolios longer than it would without such sales. To the extent that a Fund receives the current income produced by such bonds for a longer period than it might otherwise, a Fund's investment objective is furthered.

 .........Florida   Municipal  Bond,   Georgia  Municipal  Bond,  North  Carolina
Municipal  Bond,  South  Carolina  Municipal  Bond,   Virginia  Municipal  Bond,
Short-Intermediate and Short- Intermediate-CA will not sell any securities short or maintain a short position.

12.......Lending of Funds and Securities

 .........None     of    Florida    High    Income,     Short-Intermediate     or
Short-Intermediate-CA may lend its funds to other persons, provided that each Fund may purchase issues of debt securities, acquire privately negotiated loans made to municipal borrowers and enter into repurchase agreements.

 .........Neither  Florida  High  Income*  nor  Short-Intermediate  may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

 .........Short-Intermediate-CA may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

 .........Florida   Municipal  Bond,  Georgia  Municipal  Bond,  North  Carolina
Municipal Bond, South Carolina Municipal Bond and Virginia Municipal Bond will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. Each Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies and limitations or the Declaration of Trust.

 .........High Grade will not lend any of its assets except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes in accordance with its investment objective, policies and limitations and it may lend portfolio securities valued at not more than 15% of its total assets to broker-dealers.

13.......Commodities

 .........Florida  High  Income*  may not  purchase,  sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

 .........Neither Short-Intermediate nor Short-Intermediate-CA may purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

 ........New Jersey Tax-Free and High Grade will not purchase or sell commodities or commodity contracts.

 .........Florida   Municipal  Bond,   Georgia  Municipal  Bond,  North  Carolina
Municipal Bond, South Carolina Municipal Bond and Virginia Municipal Bond will not purchase or sell commodities. However, each Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, each Fund reserves the right to hedge its portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.
14.......Real Estate

 .........Florida   Municipal  Bond,  Georgia  Municipal  Bond,  North  Carolina
Municipal Bond, South Carolina Municipal Bond and Virginia Municipal Bond will not buy or sell real estate, including limited partnership interests, although each Fund may invest in municipal bonds secured by real estate or interests in real estate.

 .........Florida High Income* may not purchase, sell or invest in real estate or interests in real estate, except that it may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

 .........High Grade will not buy or sell real estate,  although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

 .........Neither Short-Intermediate nor Short-Intermediate-CA may purchase, sell or invest in real estate or interests in real estate, except that each Fund may purchase municipal securities and other debt securities secured by real estate or interests therein.

 .........New  Jersey Tax-Free will not purchase or sell real estate except that it may purchase municipal obligations or other securities issued by companies which invest in real estate or securities issued by companies which invest in real estate or interests therein.

15.......Borrowing, Senior Securities, Reverse Repurchase Agreements

 .........Neither  Short-Intermediate nor Short-Intermediate-CA nor Florida High
Income may borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that Short-Intermediate and Short-Intermediate-CA will not purchase any securities at any time when borrowings, including reverse repurchase agreements, are outstanding. No Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

 .........Florida   Municipal  Bond,  Georgia  Municipal  Bond,  North  Carolina
Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent a Fund will enter into futures contracts. Any such borrowings need not be collateralized. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage purposes. None of Florida Municipal Bond*, Georgia Municipal Bond*, North Carolina Municipal Bond*, South Carolina Municipal Bond*, Virginia Municipal Bond* or High Grade will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, High Grade may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities and the purchase of securities on a when-issued basis are not deemed to be a pledge.  16.......Joint
Trading

 .........Florida High Income may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

 .........New  Jersey Tax-Free will not issue senior securities,  borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the value of its total net assets for temporary or emergency purposes only to meet anticipated redemption requirements. The Fund will not purchase securities while any such borrowings are outstanding.

17.......Options

 .........Neither    New    Jersey    Tax    Free,     Short-Intermediate     nor
Short-Intermediate-CA may write, purchase or sell put or call options, or combinations thereof, except that each Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

18.......Investing in Securities of Other Investment Companies

 .........Florida  Municipal  Bond*,  Georgia  Municipal  Bond*,  North Carolina
Municipal Bond*, South Carolina Municipal Bond*, Virginia Municipal Bond* and High Grade will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

 .........Florida  High Income*,  New Jersey  Tax-Free,  Short-Intermediate*  and
Short-Intermediate-CA* may not purchase the securities of other investment companies, except to the extent such purchases are not prohibited by applicable law.

19.......Restricted Securities

 .........High  Grade  will not  invest  more  than 10% of its  total  assets  in securities subject to restrictions on resale under the Federal securities laws.

 .........New Jersey Tax-Free will not purchase restricted securities,  which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public. This restriction does not apply to restricted securities which are determined to be liquid by the Fund's investment adviser under supervision of the Board of Trustees.

20.......Investment in Municipal Securities

 .........Neither  Short-Intermediate nor  Short-Intermediate-CA  may invest more than  20% of its  total  assets  in  securities  other  than,  in  the  case  of
Short-Intermediate,    municipal    securities,    and    in   the    case    of
Short-Intermediate-CA, California municipal securities (as described under "Description of the Funds - Investment Objectives and Policies" in the Funds'
Prospectus),   unless  extraordinary  circumstances  dictate  a  more  defensive posture.

 .........Florida  High Income will invest,  under normal market  conditions,  at least 80% of its net assets in municipal securities and at least 90% of such assets will be invested in Florida obligations.


21.......Equity Securities

            New Jersey Tax-Free may not purchase equity securities or securities convertible into equity securities.


                            NON FUNDAMENTAL OPERATING POLICIES

 .........Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

1........Securities Issued by Government Units; Industrial Development Bonds

 .........Short-Intermediate  has  determined  not to invest more than 25% of its total assets (i) in securities issued by governmental units located in any one state, territory or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the U.S. government) or (ii) industrial development bonds not backed by bank letters of credit. In addition, Short-Intermediate-CA has determined not to invest more than 25% of its total assets in industrial development bonds not backed by bank letters of credit.

2........Illiquid Securities.

 .........Florida   Municipal  Bond,  Georgia  Municipal  Bond,  North  Carolina
Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, High Grade, Short-Intermediate and Short-Intermediate-CA may not invest more than 15% (10% in the case of High Grade) of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding certain securities and municipal leases determined by the Trustees to be liquid.

3........Other.  In order to comply with certain state blue sky limitations:

 ...........Each  of  Short-Intermediate  and  Short-Intermediate-CA   interprets
fundamental investment restriction 7 to prohibit investments in oil, gas and mineral leases.

 ...........Each  of  Short-Intermediate  and  Short-Intermediate-CA   interprets
fundamental investment restriction 14 to prohibit investment in real estate limited partnerships which are not readily marketable.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

     The Funds (other than Short-Intermediate, Short-Intermediate-CA and Florida High Income) have no present intention to borrow money or invest in reverse repurchase agreements in excess of 5% of the value of their net assets during the coming fiscal year. The Funds did not invest more than 5% of their net assets in securities of other investment companies in the last fiscal year, and have no present intent to do so during the coming year.


     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

 .........High  Grade does not intend to invest more than 25% of the value of its assets in any issuer in a single state.

                                        MANAGEMENT

         The age, address and principal occupation of the Trustees and executive officers of The Evergreen Municipal Trust, the Evergreen Tax Free Trust (formerly, FFB Funds Trust) and Evergreen Investment Trust (formerly, First Union Funds) (each a "Trust") and collectively the "Trust") during the past five years are set forth below.

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald M. McDonnell (57), 209 East Nucor Rd. Norfolk, NE, NC-Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

William Walt Pettit*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990.

Russell A. Salton, III, M.D. (49) 205 Regency Executive Park, Charlott, NC-Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1995, President, Primary Physician Care from 1990 to 1996.

Michael S. Scofield (53), 212 S. Tryon Street Suite 1280, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee Emeritus. Corporate consultant since 1967.

John J. Pileggi (37), 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

     The officers listed above hold the same positions with thirteen investment companies offering a total of forty-three investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin, Bam and Jeffries are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust).

     * Mr. Pettit may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser." Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Evergreen Municipal Trust and Evergreen Investment Trust pay each Trustee who is not an "affiliated person" an annual retainer and fee per meeting attended, plus expenses. The Evergreen Tax Free Trust pays each Trustee who is not an "affiliated person a fee per meeting attended, plus expenses, as follows:

Name of Trust/Fund                       Annual Retainer   Meeting Fee

The Evergreen Municipal Trust -         $ 4,000*
  Florida High Income                                        $100
  Short-Intermediate                                         $100
  Short-Intermediate-CA                                      $100

Evergreen Investment Trust -            $15,000**          $2,000**
  Florida Municipal Bond
  Georgia Municipal Bond
  North Carolina Municipal Bond
  South Carolina Municipal Bond
  Virginia Municipal Bond
  High Grade

Evergreen Tax Free Trust                $ 0                   $100
    New Jersey Tax-Free
- - ------------------------
* Allocated among the Evergreen Money Market Trust, which offers three investment series (Evergreen Money Market Fund, Evergreen Institutional Money Market Fund and Evergreen Institutional Treasury Money Market Fund), and the Evergreen Municipal Trust, which offers five investment series (Evergreen Tax Exempt Money Market Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Short-Intermediate Municipal Fund-California, Evergreen Florida High Income Municipal Bond Fund and Evergreen Institutional Tax-Exempt Money Market Fund).

** The annual retainer and the per meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series.

         In addition:

(1) Each non-affiliated Trustee is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(2) The Chairman of the Board of the Evergreen Group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(3) Each member of the Audit Committee is paid an annual retainer of $500.

(4) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen Group of mutual funds is paid one-half of the fees that are payable to regular Trustees.


         Set fourth below for each of the Trustees is the aggregate compensation paid to such Trustees by each of The Evergreen Municipal Trust and Evergreen Investment Trust for the fiscal year ended August 31, 1996, and by Evergreen Tax Free Trust for the period January 19, 1996 (the date of their election as Trustees )through August 31, 1996:

                                                                   Total
                                                                Compensation
           Aggregate Compensation From Each Trust               From Trusts
                 The Evergreen      Evergreen      Evergreen      & Fund
Name of           Municipal        Investment      Tax Free      Complex Paid
Trustee            Trust            Trust*          Trust        to Trustees

Laurence Ashkin    3,522            -0-               611              26,475

Foster Bam         3,522            -0-               611              26,475

James S. Howell    3,771            22,029            606              53,000

Robert J.
 Jeffries**        2,170            -0-               311              15,238

Gerald M.
 McDonnell         3,447            19,916            606              45,975

Thomas L.
 McVerry           3,537            20,456            606              47,100

William Walt
 Pettit            3,411            19,737            606              45,600

Russell A.
 Salton, III, M.D. 3,411            19,737            606              48,750

Michael S.
 Scofield          3,411            19,737            606              48,750

* Formerly known as First Union Funds.

** Robert J. Jeffries has been serving as a Trustee Emeritus since January 1, 1996.

     No officer or Trustee of the Trusts owned Class A or B shares of any Fund as of the date hereof. The number and percent of outstanding Class Y shares of of each Fund owned by officers and Trustees as a group on October 10, 1996 is as follows:

                           No. of Shares Owned
                              By Officers and         Ownership by Officers and
                                 Trustees             Trustees as a % of Class &
Name of Fund                    as a Group            as a % of Fund

Florida Municipal Bond             -0-
Georgia Municipal Bond             -0-
North Carolina Municipal Bond     2,213                  .24%
South Carolina Municipal Bond      -0-
Virginia Municipal Bond            -0-
Florida High Income                -0-
High Grade                       410,541                17.50%
Short-Intermediate                15,558                 0.50%
Short-Intermediate-CA              -0-

New Jersey Tax-Free                 -0-


         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of October 10, 1996.
                                     Name of             No. of     % of
Name and Address                    Fund/Class           Shares     Class/Fund
-------------------                 ----------           ------     ----------
First Union National Bank of NC      North Carolina      347,331   90.93%/ 5.67%
Trust Accounts                       Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC      North Carolina       20,039    5.25%/  .33%
Trust Accounts                       Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                      South Carolina       16,327   18.78%/ 1.40%
7RK0124218                           Municipal Bond/A
Thomas B. Carr and
Louise R. Carr
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                      South Carolina        5,943   6.84%/   .51%
Charles Dean Turner                  Municipal Bond/A
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                      South Carolina        19,247  22.14%/ 1.65%
Mildred R. Robards                   Municipal Bond/A
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                      South Carolina        5,407   6.22%/   .46%
Warren A. Ransom, Jr.                Municipal Bond/A
Laurie P. Ransom
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                      South Carolina        4,979   5.73%/   .43%
Virginia C. Thomas                   Municipal Bond/A

C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                      South Carolina       28,220   6.44%/ 2.43%
Ruby B. Motsinger                    Municipal Bond/B
Joseph Glenn Motsinger
Tennants by Common
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC*     South Carolina       225,966 42.00%/ 19.42%
Trust Accounts                       Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC*     South Carolina       310,535 57.72%/ 26.69%
Trust Accounts                       Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Duff M. Green                        Virginia             22,596   7.57%/ 1.66%
c/o First Union National Bank        Municipal Bond/A
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                      Virginia             17,966    6.02%/ 1.32%
David A. Hetzer and                  Municipal Bond/A
Iris L. Hetzer
C/O First Union National Bank

301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                    Virginia               41,533    6.75%/ 3.05%
Harry S. Williams                  Municipal Bond/B
Patsy Williams
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC*   Virginia              332,285  74.33%/ 24.41%
Trust Accounts                     Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC*   Virginia              111,321   24.90%/ 8.18%
Trust Accounts                     Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Merrill Lynch Pierce Fenner        Florida
Private Client Group               Municipal Bond/A      607,260    5.21%/ 3.81%
C/O FUBS
301 S. Tryon St.
Charlotte, NC 28288

First Union National Bank           Florida            1,179,622   87.83%/ 7.40%
Trust Accounts                      Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC*    Florida              122,721    9.14%/  .77%
Trust Accounts                      Municipal Bond/Y

Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                     Georgia               11,087    5.23%/ .82%
Yasmin M. Dharamsi                  Municipal Bond/A
Farid M Dharamsi
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Georgia               10,828    6.11/.76%
Yasmin M. Dharamsi                  Municipal Bond/A
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Georgia               10,966    5.17%/ .81%
William F. Hill Jr. and             Municipal Bond/A
Marvin Hill
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank of NC     Georgia               135,291 79.67%/ 9.95%
Trust Accounts                      Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC     Georgia                31,929  18.80%/12.35%
Trust Accounts                      Municipal Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street

Charlotte, NC  28288-0001

First Union National Bank of NC     Fl.High Income        165,822 80.86%/1.68%
Trust Accounts                      Muni Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank of NC     Fl.High Income         11,845   5.78%/.12%
Trust Accounts                      Muni Bond/Y
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Merrill Lynch                       Fl.High Income         789,508 10.52%/8.02%
Trade House Account - Aid           Muni Bond/A
c/o:FUBS & Co. FEBO
301 S.Tryon St.
Charlotte, NC 28288


First Union National Bank of NC     High Grade/Y        515,367    22.07%/ 5.14%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Foster & Foster                     High Grade/Y        405,595    17.37%/ 4.05%
P.O. Box 1669
c/o Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577

Fubs & Co. Febo **                Short-Intermediate/A  1,984,127  72.66%/28.87%
Irwin Belk
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. FBO                    Short-Intermediate/B   37,083      5.40%/ .54%
Mark E. Smith
Melissa A. Smith JT TEN
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. FBO                    Short-Intermediate/B   48,961      7.13%/ .71%
Carl R. Nodine and
Linda F. Nodine
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Band/EB/INT  Short-Intermediate/Y   417,133    12.07%/6.07%
Trust Account
Attn: Trust Operation Fund Group
401 S. Tryon St.
Charlotte, NC 28202-1911



Fubs & Co. Febo                 New Jersey Tax-Free/Y   649,557   76.42%/15.57%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
C/O First Union National Bank
401 S. Tryon Street
Charlotte, NC 28202-1911

Fubs & Co. Febo                 New Jersey Tax-Free/Y   200,425   23.58%/4.80%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                 New Jersey Tax-Free/B   26,116     8.82%/ 63%
Dominick J. Huster and
Grace D. Huster
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                 New Jersey Tax-Free/B    18,978    6.41%/45%
Ralph Gangemi and
Alice Gangemi
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

         First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on October 10, 1996, it may be deemed to "control" the Funds listed below, as that term is defined in the 1940 Act.

Fund                     % of Ownership - Class    % of Ownership - Fund
----                     ----------------------    ---------------------

Evergreen VA Muni Bond      99.23% - Class(Y)         32.59%
Evergreen SC Muni Bond      84.08% - Class(Y)         46.12%

** As a result of his ownership of 72.66% of Class A shares and 28.87% overall of Evergreen Short-Intermediate Municipal Fund on October 10, 1996, Irwin Belk may be deemed to "control" the Fund as that each term is defined in the 1940 Act.



                               INVESTMENT ADVISERS

      (See also "Management of the Funds" in each Fund's Prospectus)

     The investment adviser of Short-Intermediate and Short-Intermediate-CA is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, Florida High Income and High Grade is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer and Theodore J. Israel, Jr., Executive Vice President.

         On June 30, 1994, Evergreen Asset and Lieber and Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors'
qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned subsidiary of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Short-Intermediate and Short-Intermediate-CA entered into a new investment advisory agreement with EAMC and into a distribution agreement with Evergreen Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz LLC. At that time, EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser.

         The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued. The new advisory and sub-advisory agreements were approved by the shareholders of Short-Intermediate and Short-Intermediate-CA at their meeting held on June 23, 1994, and became effective on June 30, 1994. Florida High Income, which commenced operations on June 30, 1995, entered into an advisory agreement with FUNB on June 30, 1995.

     Prior to January 1, 1996, First Fidelity Bank, N.A. ("First Fidelity") acted as investment adviser to New Jersey Tax-Free. On June 18, 1995, First Union entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Fidelity Bancorporation ("FFB"), the corporate parent of First Fidelity which provided, among other things, for the merger (the "Merger") of FFB with and into a wholly-owned subsidiary of First Union. The Merger was 28 consummated on January 1, 1996. As a result of the Merger, FUNB and Evergreen Asset, succeeded to the investment advisory and administrative functions currently performed by various units of First Fidelity.

     Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, share certificates, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:


FLORIDA MUNICIPAL
BOND                 Year Ended   Period Ended   Year Ended
                      8/31/96         8/31/95      12/31/94

Advisory Fee         $803,741         $243,413      $171,732

Waiver               (321,496)        (73,661)      (171,732)
                      --------        --------     ---------
Net Advisory Fee      482,245         169,752       $   0
                     =========       ==========    ==========
Expense
Reimbursement        (152,334)      (46,864)        (90,218
                      --------        --------      ---------



GEORGIA MUNICIPAL
BOND                Year Ended     Period Ended   Year Ended
                     8/31/96           8/31/95      12/31/94

Advisory Fee        $63,102          $ 32,646         $36,674

Waiver              (63,102)         (32,646)        (36,674)
                     --------         --------        --------
Net Advisory Fee    $    0            $   0           $   0
                     ========        ========        =========
Expense
Reimbursement       (176,832)       (105,409)       (189,746)
                    ----------       ---------

NEW JERSEY
TAX FREE           Year Ended      Period Ended   Year Ended
                    8/31/96          2/28/96       2/28/95

Advisory Fee       $107,212         $190,195      $191,038

Waiver             (107,212)      (190,195)        (191,038)
                    ----------     ---------         --------
Net
Advisory Fee   $   0           $      0         $      0
               ==========       ==========    ==========
Expense
Reimbursement     ($47,673)          $ 63,918      $107,952
                    ---------        ----------    ----------


NORTH CAROLINA
MUNICIPAL BOND     Year Ended      Period Ended    Year Ended
                    8/31/96           8/31/95        12/31/94

Advisory Fee       $306,892         $190,284         $287,040

Waiver             (164,001)        (132,051)        (193,158)
                    ---------        ---------        ---------
Net
Advisory Fee   $142,891         $ 58,233          $93,882
                    ==========       ==========    ==========
Expense
Reimbursement         -0-           -0-           (28,121)
                    ---------        ----------    ----------

SOUTH CAROLINA
MUNICIPAL BOND    Year Ended        Period Ended       Year Ended
                    8/31/96           8/31/95            12/31/94

Advisory Fee      $ 40,781          $ 13,154             $8,905

Waiver            (40,781)           (13,154)            (8,905)
                   --------           --------            --------
Net Advisory Fee     $ 0             $  0               $   0
                   ========           ========           ========

Expense
Reimbursement     (213,820)          (144,430)          (177,387)
                   ---------           ---------         ----------

VIRGINIA
MUNICIPAL BOND    Year Ended   Period Ended    Year Ended
                  8/31/96         8/31/95      12/31/94

Advisory Fee     $51,952          $ 23,156       $24,942


Waiver           (51,952)        ($ 23,156)      ($24,942)

Net Advisory Fee       0                0              0
                  ========       ========        ========
Expense
Reimbursement    (209,667)       (120,876)      (205,073)
                  ---------      ---------       --------


FLORIDA HIGH
INCOME           Year Ended       Year Ended
                 8/31/96          8/31/95

Advisory Fee     $477,128         $123,320

Waiver          (238,564)          (71,690)

                ---------          --------
Net Advisory Fee 238,564           $ 51,630
                ========           ========
Expense
Reimbursement          0             0


HIGH GRADE         Year Ended    Period Ended  Year Ended
                   8/31/96          8/31/95     12/31/94

Advisory Fee      $575,456          $338,767    $599,854

Waiver            (228,548)        ( 20,456)   (16,091)

                  ---------        ---------   --------

Net Advisory Fee   346,908         $318,311    $583,763

                   =========      =========   ==========


SHORT-INTERMEDIATE   Year Ended   Year Ended  Year Ended
                     8/31/96      8/31/95      8/31/94

Advisory Fee         $287,149     $263,947      $301,565

Waiver              (109,619)     ( 63,612)     (150,194)
                     ---------    ---------     --------
Net Advisory Fee     177,530       $200,335      $151,371
                    ========      ========     ========
Expense
Reimbursement       (30,962)      ( 28,521)     $      0
                    --------      --------      -------

SHORT-INTERMEDIATE-
CA                   Year Ended   Year Ended   Year Ended
                     8/31/96      8/31/95      8/31/94

Advisory Fee         $109,714     $134,625     $164,447

Waiver               (49,870)    ( 48,955)    (129,952)
                     -------     --------     ---------
Net Advisory Fee     $59,844     $ 85,670      $34,495
                     =======      =======      =======
Expense
Reimbursement              0       0            0
                     --------     -------       ------


         South Carolina Municipal Bond and Florida High Grade commenced operations on January 4, 1994, and June 30, 1995, respectively, and, therefore, the first year's figures set forth in the table above reflect investment advisory fees paid for the period from commencement of operations through December 31, 1994 for South Carolina Municipal Bond and, with respect to Florida High Income, for the period from commencement of operations through August 31, 1995.


Expense Limitations

         With respect to Short-Intermediate and Short-Intermediate CA, Evergreen

Asset has agreed to reimburse each Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions and extraordinary expenses, and, for Class A and Class B shares Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 1% of its average net assets for any fiscal year.

     The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to Florida High Income, Short-Intermediate and Short-Intermediate-CA were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, (June 30, 1995 with respect to Florida High Income) was last approved on February 8,1996, and will continue in effect until April 30, 1997, (June 30, 1997 with respect to Florida High Income) and thereafter from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund. With respect to Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter was last approved by the Trustees of Evergreen Investment Trust (formerly, First Union Funds) on February 8, 1996 and it will continue in effect until April 30, 1997 and from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Investment Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund. With respect to New Jersey Tax Free, the Investment Advisory Agreement dated January 1, 1996 was first approved by the shareholders of the Fund on December 12, 1995 and will continue until January 1, 1998 and from year to year with respect to the Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Tax Free Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB acts as investment adviser or between the Fund and any advisory clients of

Evergreen Asset, FUNB or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

     Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. On July 1, 1995, Evergreen Asset commenced providing administrative services to each of the portfolios of Evergreen Investment Trust and on January 19, 1996 Evergreen Asset commenced providing administrative services to each of the portfolios of Evergreen Tax Free Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serves as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         Prior to January 1, 1996, Furman Selz LLC acted as administrator for New Jersey Tax Free. For the fiscal years ended February 28, 1994, 1995 and the fiscal period ended January 18, 1996, Furman Selz LLC waived its entire administrative fee.

         Furman Selz LLC, an affiliate of the Distributor, serves as sub-administrator to Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, High Grade and New Jersey Tax Free and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule:

 .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serve as investment adviser as of September 30, 1996 were approximately $16 billion.


     For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995, and the year ended December 31, 1994 Florida Municipal Bond incurred $81,881, $38,751 and $75,397 respectively, in administrative service costs, all of which were voluntarily waived for the year ended December 31, 1994. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, Georgia Municipal Bond incurred $4,159, $3,901 and $75,479, respectively, in administrative service costs, all of which were voluntarily waived. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, North Carolina Municipal Bond incurred $31,447, $23,309 and $75,476, respectively, in administrative service costs, of which $ 0, $0 and $28,121, respectively were voluntarily waived. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995, and the period January 3, 1994 (commencement of operations) to December 31, 1994, South Carolina Municipal Bond incurred $4,123, $1,451 and $104,356, respectively in administrative service costs, all of which were voluntarily waived. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, Virginia Municipal Bond incurred $5,136, $2,701 and $75,479 ,respectively, in administrative service costs, all of which were voluntarily waived. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, High Grade incurred $59,073, $50,406 and $101,004, respectively, in administrative service costs. For the fiscal period from January 19, 1996 through August 31, 1996 New Jersey Tax-Free incurred $9,468, in administrative service costs.

                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A and B shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A and Class B shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees then in office.

     Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Short-Intermediate and Short-Intermediate-CA commenced offering Class A and Class B shares on January 3, 1995 and Florida High Income commenced offering Class A and Class B shares on June 30, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 (June 30, 1995 with respect to Florida High Income) and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994 (April 20, 1995 with respect to Florida High Income). The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A and Class B shares were also approved at the December 13, 1994 (April 20, 1995 with respect to Florida High Income) meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.


         Prior to July 7, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A and Class B shares were approved on April 20, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

     New Jersey Tax-Free commenced offering Class B shares on January 19, 1996. Prior to January 19, 1996, FFB Funds Distributor, Inc. served as distributor to New Jersey Tax-Free. The Distribution Agreement between New Jersey Tax-Free and the Distributor pursuant to which distribution fees are paid under the Plan by New Jersey Tax-Free with respect to its Class A and Class B shares was approved on January 19, 1996, by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A and Class B shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A and Class B shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A and Class B shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A and Class B shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A and Class B shares.

         In addition to the Plans, Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, High Grade and New Jersey Tax-Free have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

Fees Paid Pursuant To Distribution Plans. The Funds incurred the following distribution services fee:

Florida  Municipal  Bond.  For the fiscal  period from  January 1, 1995  through
August 31, 1995, and the fiscal year ended August 31, 1996, $59,721 and $240,978, respectively, on behalf of Class A shares; and $28,054 and $215,869, respectively, on behalf of Class B shares.

Georgia Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $2,856 and $5,047, respectively, on behalf of Class A shares; and $37,476 and $63,447, respectively, on behalf of Class B shares.

North Carolina Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995,and the fiscal year ended August 31, 1996, $13,739 and $20,833, respectively, on behalf of Class A shares; and $239,789 and $375,352, respectively, on behalf of Class B shares.

South Carolina Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995,and the fiscal year ended August 31, 1996, $788 and
$1,917, respectively, on behalf of Class A shares; and $15,094 and $29,922, respectively, on behalf of Class B shares.

Virginia Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995,and the fiscal year ended August 31, 1996, $3,127 and $6,048, respectively, on behalf of Class A shares; and $22,700 and $43,430, respectively, on behalf of Class B shares.

High Grade. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $97,996 and $138,927, respectively, on behalf of Class A shares; and $167,706 and $258,074, respectively, on behalf of Class B shares.

New Jersey Tax-Free. For the fiscal periods from March 1, 1995 through February 29, 1996, and March 1, 1996 through August 31, 1996, $11,178 and $42,308, respectively, on behalf of Class A shares; and $87 and $5,865 for the period from January 19, 1996 through February 29, 1996 and March 1, 1996.

Short-Intermediate. For the fiscal period from January 3, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $4,106 and $13,347, respectively, on behalf of Class A shares; and $20,584 and $52,375, respectively, on behalf of Class B shares.

Short-Intermediate-CA. For the fiscal period from January 3, 1995 through August 31, 1995,and the fiscal year ended August 31, 1996, $0 and $0, respectively, on behalf of Class A shares; and $0 and $0, respectively, on behalf of Class B shares.

Florida High Income. For the fiscal period from June 30, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $41,690 and $169,651, respectively, on behalf of Class A shares; and $1,565 and $80,050, respectively, on behalf of Class B shares.

Fee Paid Pursuant To Shareholder Services Plans.The Funds incurred the following shareholder services fees:

Florida Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $9,351 and $71,956, respectively, on behalf of Class B shares.

Georgia Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $12,492 and $21,149, respectively, on behalf of Class B shares.

North Carolina Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $79,930 and $125,117, respectively, on behalf of Class B shares.

South Carolina Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $5,031 and $9,974, respectively, on behalf of Class B shares.

Virginia Municipal Bond. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $7,567 and $14,476, respectively, on behalf of Class B shares.

High Grade. For the fiscal period from January 1, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, $55,902 and $86,025, respectively, on behalf of Class B shares.

Florida High Income. For the fiscal period from July 10, 1995 through August 31, 1995 and for the fiscal year ended August 31, 1996, $522 and $26,683, respectively, on behalf of Class B shares.

Short Intermediate. For the fiscal period from January 5, 1995 and the fiscal year ended August 31, 1996, $6861 and $17,458, respectively, on behalf of Class B shares.

New Jersey Tax-Free. For the fiscal period January 30, 1996 through February 29, 1996 and March 1, 1996 throuth August 31, 1996, $29 and $1,949 on behalf of Class B shares.

                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         It is anticipated that most of the Funds purchase and sale transactions will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Except with respect to North Carolina Municipal Bond, the transactions in which the Funds engage do not involve the payment of brokerage commissions and are executed with dealers other than Lieber. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, North Carolina Municipal Bond paid $10, $ 0 and $ 1,250, respectively, in commissions on brokerage transactions.

                           ADDITIONAL TAX INFORMATION
                       (See also "Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

         To the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

                                NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative. " On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B shares relating to distribution services fees (and, with respect to Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, Florida High Income and High Grade, shareholder service fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the three classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.


                                 PURCHASE OF SHARES

         The following information supplements that set forth in each Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares".

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), or with a contingent deferred sales charge (the deferred sales charge alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A or Class B shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued for any class of shares of any Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Each Fund issues three classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; and (iii) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A and Class B shares are subject to a Rule 12b-1 distribution fee, (II) Class B shares of Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax- Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade are subject to a shareholder service fee,
(III) Class A shares bear the expense of the front-end sales charge and Class B shares bear the expense of the deferred sales charge, (IV) Class B shares bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A and Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by the Evergreen Equity and Long-Term Bond Funds, (i.e., Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, Florida High Income and High Grade)or the 3.25% front end sales charge imposed by the Evergreen Intermediate and Short-Term Bond Funds (i.e., Short-Intermediate and Short-Intermediate-CA) would have to hold his or her investment approximately seven years for the Class B distribution services (and, to the extent applicable, shareholders service) fees to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the

Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of  computing  the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.
                 Net     Per Share                 Offering
                 Asset   Sales                     Price
                Value   Charge         Date       Per Share
Florida
Municipal
Bond             $ 9.70    $.48         8/31/96    $10.18

Georgia
Municipal
Bond             $ 9.57    $.48         8/31/96    $10.05

New Jersey       $10.75    $.54         8/31/96    $ 11.29
 Tax-Free

North Carolina
Municipal Bond   $ 9.98    $.50         8/31/96    $10.48

South Carolina
Municipal Bond   $ 9.69    $.48         8/31/96    $10.17

Virginia
Municipal
Bond             $ 9.68    $.48         8/31/96    $10.16

Florida
High Income      $10.42    $.52         8/31/96    $10.94

High Grade       $10.72    $.53         8/31/96    $11.25

Short-
Intermediate     $10.08    $.34         8/31/96    $10.42

Short-
Intermediate-
CA               $ 9.98    $.34         8/31/96    $10.32


         Prior to January 3, 1995, shares of Short-Intermediate and Short-Intermediate-CA were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Funds or retained by the Distributor. In addition, since Class B shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B shares only since January 3, 1995.

         With respect to Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade for the periods indicated, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 6, 1995, which until such date was the principal underwriter of the portfolios of Evergreen Investment Trust. For the period from July 7, 1995 through August 31, 1995, and the fiscal year ended August 31, 1996, commissions were paid to and amounts were retained by the current Distributor as noted below:

                          Fiscal Year     Period From    Period From  Year Ended
                          Ended 8/31/96  7/7/95-8/31/95  1/1/95-7/6/95 12/31/94
FLORIDA MUNICIPAL BOND
  Commissions Received    $49,589         $ 23,324       $ 64,431     $ 2,000
  Commissions Retained      5,996            2,747          1,554        ___
GEORGIA MUNICIPAL BOND
  Commissions Received    $7,300          $ 9,947        $ 46,263     $103,000
   Commissions Retained      875            1,747           2,473        6,000
VIRGINIA MUNICIPAL BOND
  Commissions Received    $20,400         $ 4,340        $ 41,373     $ 62,000
  Commissions Retained      2,033             533           1,787        6,000
HIGH GRADE
  Commissions Received    $73,014.20      $ 5,767        $ 29,154      $ 82,000
  Commissions Retained      9,050.09          712           1,515         5,000

NORTH CAROLINA MUNICIPAL
BOND
  Commissions Received    $16,557         $ 5,238        $117,937     $210,000
  Commissions Retained      2,228             637           7,206        3,000

                         Fiscal Year    Period From     Period From  Period From
                         Ended 8/31/96  7/7/95-8/31-95  1/1/95-7/6/95 1/3/94-
                                                                      12/31/94
SOUTH CAROLINA MUNICIPAL
BOND
 Commissions Received    $1,447         $ 853           $ 34,388      $34,000
 Commissions Retained       154            98              3,497        5,000

         With respect to New Jersey Tax-Free, the following commissions were paid to and amounts were retained by FFB Funds Distributor, Inc. through January 19, 1996, which until such date was the principal underwriter of portfolios of Evergreen Tax Free Trust (formerly FFB Funds Trust). For the period from January 20, 1996, through August 31, 1996, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                    Period From               Period From
                                    3/1/96-8/31/96            1/20/96-2/29/96
New Jersey Tax-Free
 Commissions Received                $25,644                  $ 5,982
 Commissions Retained                $ 2,316                  $   650

         With respect to Florida High Income, for the period from June 30, 1995 (commencement of offering of Class A shares) through August 31, 1995, and the fiscal year ended August 31, 1996, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                    Fiscal Year               Period From
                                     Ended 8/31/96            6/30/95-8/31/95
FLORIDA HIGH INCOME
 Commissions Received               $276,615                  $196,614
 Commissions Retained               $ 29,467                  $ 24,672

         With respect to Short-Intermediate and Short-Intermediate-CA, for the period from January 3, 1995 (commencement of offering of Class A shares) through August 31, 1995, and the fiscal year ended August 31, 1996, commissions were paid to and amounts were retained by the current Distributor as noted below:

                                    Fiscal Year               Period From
                                    Ended 8/31/96             1/5/95-8/31/95
SHORT-INTERMEDIATE
 Commissions Received               $33,816                   $ 37,130
 Commissions Retained                 4,326                      4,445

SHORT-INTERMEDIATE-CA
 Commissions Received               $ 0                       $ 0
 Commissions Retained               $ 0                       $ 0

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen mutual fund other than money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen mutual fund. Currently, the Evergreen mutual funds include:



   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund

   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA Evergreen Florida High Income Municipal Bond Fund Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund Evergreen Investment Trust
        Evergreen  Emerging Markets Growth Fund
        Evergreen International  Equity Fund
        Evergreen  Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen  Short-Intermediate Bond Fund
        Evergreen U.S.  Government  Fund
        Evergreen  Florida  Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen  South  Carolina   Municipal  Bond  Fund
        Evergreen   Virginia Municipal  Bond  Fund
        Evergreen  High  Grade  Tax Free  Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund

        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax-Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund


         Prospectuses for the Evergreen mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A and Class B shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and
                  (iii) the net asset value of all shares described in paragraph
(ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
        "purchase" (see above).

         For example, if an investor owned Class A or B shares of an Evergreen mutual fund worth $200,000 at their then current net asset value and subsequently purchased Class A shares worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any Evergreen Intermediate or Short-Term Bond Fund (i.e., Short-Intermediate and Short-Intermediate-CA), would be at the 2.00% rate applicable to a single $300,000 purchase rather than the 2.50% rate, or in the case of any Evergreen Equity or Long-term Bond Fund (i.e., Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, Florida High Income and High Grade) at the 2.50% rate applicable to a single $300,000 purchase rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A and Class B shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A or B shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen mutual fund, to qualify for the 3.75% sales charge applicable to purchases in an Evergreen Equity or Long-Term Bond Fund, (i.e., Florida Municipal Bond, Georgia Municipal Bond, New Jersey

Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, Florida High Income and High Grade) or 2.50% applicable to purchases in an Evergreen Intermediate or Short-Term Bond Fund (i.e., Short-Intermediate and Short-Intermediate-CA) on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Distributor. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.


Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, the shareholder service fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax- Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, the shareholder service fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee and the applicable shareholder service fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, shareholder service fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Florida Municipal Bond Fund, Georgia Municipal Bond Fund, New Jersey Tax-Free, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Virginia Municipal Bond Fund and High Grade, the shareholder services fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


                     GENERAL INFORMATION ABOUT THE FUNDS

 (See also "Other Information - General Information" in each Fund's Prospectus) Capitalization and Organization


         The   Evergreen   Florida  High  Income   Municipal   Bond,   Evergreen
Short-Intermediate Municipal Fund and Evergreen Short-Intermediate Municipal Fund-California are each separate series of The Evergreen Municipal Trust, a Massachusetts business trust. Florida High Income, which is a newly created series of The Evergreen Municipal Trust, acquired substantially all of the assets of ABT Florida High Income Municipal Bond Fund (the"ABT Fund") on June 30, 1995. The Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund and Evergreen High Grade Tax Free Fund, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. On December 14, 1992, The Salem Funds changed its name to First Union Funds. The New Jersey Tax-Free Income Fund is a separate series of Evergreen Tax Free Trust (formerly known as FFB Funds Trust, a Massachusetts Business Trust organized on December 4, 1985. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

     Each Fund, other than New Jersey Tax-Free, may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. New Jersey Tax-Free may issue an unlimited number of shares of beneficial interest with a $0.001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.
         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in that same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the Securities and Exchange Commission would be required.

Distributor

         Evergreen Funds Distributor, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

     Price Waterhouse LLP has been selected to be the independent auditors of Florida High Income, Short-Intermediate and Short-Intermediate-CA.

     KPMG Peat Marwick LLP has been selected to be the independent auditors of Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North

Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, and High Grade.




                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Short-Intermediate and Short-Intermediate-CA, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. With respect to Florida High Income, the Fund is the successor of the ABT Fund and the information presented is with respect to the ABT Fund's Class A shares, the only outstanding class. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one year fiscal periods and the period since each Fund's inception is set forth in the table below.



                         1 Year Ended              From Inception**
                           8/31/96                     to 8/31/96
FLORIDA MUNICIPAL
BOND

Class A                  5.15%                             7.91%
Class B                  4.17%                             7.77%
Class Y                  5.22%                             7.92%

GEORGIA MUNICIPAL
BOND

Class A                  6.22%                             3.65%
Class B                  5.44%                             2.99%
Class Y                  6.48%                             4.45%

NORTH CAROLINA
MUNICIPAL BOND

Class A                  5.21%                              5.02%
Class B                  4.42%                              4.37%
Class Y                  5.40%                              4.01%

SHORT-INTERMEDIATE

Class A                   .01%                              4.23%
Class B                  (2.51%)                            4.28%
Class Y                  3.34%                              4.94%


SHORT-INTERMEDIATE-
CA

Class A                 -                                     -
Class B                 -                                     -
Class Y                 3.24%                                4.23%

SOUTH CAROLINA
MUNICIPAL BOND

Class A               6.23%                                   4.03%
Class B               5.43%                                   3.33%
Class Y               6.49%                                   5.46%

VIRGINIA MUNICIPAL
BOND

Class A               5.12%                                   3.91%
Class B               4.34%                                   3.23%
Class Y               5.38%                                   4.79%

HIGH GRADE

Class A                .21%                                   5.86%
Class B               (.58%)                                  4.67%
Class Y               5.47%                                   4.51%

FLORIDA HIGH
INCOME

Class A               6.42%                                   7.78%
Class B               8.63%                                   7.56%
Class Y               6.68%                                   7.84%

NEW JERSEY TAX
FREE

Class A               5.24%                                   7.17%
Class B               4.83%                                   7.09%

Class Y               5.25%                                   7.17%

**                                                    INCEPTION DATE
Florida Municipal Bond      Class A                    May 11, 1988
                            Class B and Y              July 1, 1995
Georgia Municipal Bond      Class A and B              June 1, 1993
                            Class Y                    February 28, 1994

North Carolina Municipal    Class A and B              January 12, 1993
Bond                        Class Y                    February 28, 1994

Short-Intermediate          Class A and B              January 3, 1995
                            Class Y                    November 18, 1991

Short-Intermediate-CA       Class Y                    October 16, 1988

South Carolina Municipal    Class A and B              January 3, 1994
Bond                        Class Y                    February 28, 1994

Virginia Municipal Bond     Class A and B              June 1, 1993
                            Class Y                    February 28, 1994

High Grade                  Class A                    February 21, 1992
                            Class B                    January 11, 1993
                            Class Y                    February 28, 1994

Florida High Income         Class A                    June 17, 1992
                            Class B                    July 10, 1995
                            Class Y                    September 20, 1995

New Jersey Tax-Free         Class A                    July 16, 1991
                            Class B                    January 30, 1996
                            Class Y                    February 8, 1996

         The performance numbers for Short-Intermediate and Short-Intermediate-CA for the Class A, and Class B shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge. For Florida High Income the performance numbers for the Class B and Class Y shares are hypothetical numbers based upon the performance for the Class A shares as adjusted for any applicable contingent deferred sales charge.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements. Tax Equivalent Yield

         The Funds invest principally in obligations the interest from which is exempt from Federal income tax other than the AMT. In addition, the securities in which state-specific Funds invest will also, to the extent practicable, be exempt from such state's income taxes. However, from time to time the Funds may make investment which generate taxable income. A Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated Federal or combined Federal and state tax rate. (If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.) Of course, no assurance can be given that a Fund will achieve any specific tax-exempt yield. If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield.

The following formula is used to calculate Tax Equivalent Yield without taking into account state tax:

                           Fund's Yield

                        1 - Fed Tax Rate

The following formula is used to calculate Tax Equivalent Yield taking into account state tax:

                                      Fund's Yield
         1 - Fed Tax Rate + (State Tax Rate - [State Tax Rate x Fed Tax Rate])

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The tax exempt and tax equivalent yields of each Fund for the thirty-day period ended August 31, 1996 for each Class of shares offered by the Funds is set forth in the table below. The table assumes the following combined Federal and state tax rate: California - 36%; Florida - 28%; Georgia - 34%; North Carolina - 28%; South Carolina - 35%; Virginia - 33.25%; New Jersey - 33.5%.


                                   Yield               Tax Equivalent Yield
Florida High Income
  Class A                           5.94%                       8.25%
  Class B                           5.43%                       7.54%
  Class Y                           6.50%                       9.03%

Short-Intermediate
  Class A                          3.58%                        4.97%
  Class B                          2.80%                        3.89%
  Class Y                          3.81%                        5.29%

Short-Intermediate-CA
  Class A                              -                       -
  Class B                              -                       -
  Class Y                           3.71%                       5.80%

Florida Municipal Bond
  Class A                           5.23%                       7.26%
  Class B                           4.55%                       6.32%
  Class Y                           5.56%                       7.72%

Georgia Municipal Bond
  Class A                          4.91%                       7.25%
  Class B                          4.39%                       6.49%

Class Y                          5.41%                       7.99%

New Jersey Tax-Free
  Class A                          4.87%                      7.16%
  Class B                          4.17%                      6.13%
  Class Y                          5.17%                      7.60%

North Carolina
Municipal Bond
  Class A                          4.51%                      6.26%
  Class B                          3.97%                      5.51%
  Class Y                          4.99%                      6.93%

South Carolina
Municipal Bond
  Class A                          4.90%                     7.32%
  Class B                          4.38%                     6.54%
  Class Y                          5.40%                     8.06%

Virginia Municipal
Bond
  Class A                         4.76%                      6.98%
  Class B                         4.23%                      6.20%

  Class Y                         5.24%                      7.68%

High Grade
  Class A                         4.62%                      6.42%
  Class B                         4.09%                      5.68%
  Class Y                         5.11%                      7.10%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers General Obligations Municipal Bond Index or any other commonly quoted index of common stock or municipal bond prices. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Lehman Brothers General Obligations Municipal Bond Index is an unmanaged index of state general obligation debt issues which are rated A or better and represent a variety of coupon ranges. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.


Additional Information

     Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

                             FINANCIAL STATEMENTS

         The financial statements of Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, appearing in their most current fiscal year

Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, independent auditors, appearing therein are incorporated by reference in this Statement of Additional Information. The financial statements of Short-Intermediate, Short-Intermediate-CA and Florida High Income, appearing in their most current fiscal year Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent auditors, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

                                  APPENDIX "A"


DESCRIPTION OF BOND, MUNICIPAL NOTE AND COMMERCIAL PAPER RATINGS

        Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay 64 principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly form time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service, Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o SP-2 Satisfactory capacity to pay principal and interest.

         o SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk. COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

   Fitch Investors Service, Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1+ -- very strong credit quality, with only slightly less degree of assurance for timely payment than F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                     APPENDIX B - ADDITIONAL INFORMATION CONCERNING CALIFORNIA

         The following information as to certain California risk factors is given to investors in view of Short-Intermediate-CA's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund

         On June 6, 1978, California voters approved Proposition 13, which added
Article XIIIA to the California Constitution. The principal thrust of Article XIIIA is to limit the amount of ad valorem taxes on real property to one percent of the full cash value as determined by the county assessor. The assessed valuation of all real property may be increased, but not in excess of two percent per year, or decreased to reflect the rate of inflation or deflation as shown by the consumer price index. Article XIIIA requires a vote of two thirds of the qualified electorate to impose special taxes, and completely prohibits the imposition of any additional ad valorem, sales or transaction tax on real property (other than ad valorem taxes to repay general obligation bonds issued to acquire or improve real property), and requires the approval of two-thirds of all members of the State Legislature to change any state tax laws resulting in increased tax revenues.

         On November 6, 1979, California voters approved the initiative seeking to amend the California Constitution entitled "Limitation of Government Appropriations" which added Article XIIIB to the California Constitution. Under
Article   XIIIB   state  and  local   governmental   entities   have  an  annual
appropriations limit and may not spend certain monies which are called appropriations subject to limitations (consisting of tax revenues, state subventions and certain other funds) in an amount higher than the appropriations limit. Generally, the appropriations limit is to be based on certain 1978-79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and services provided by these entities.

         Decreased in state and local revenues in future fiscal years as a consequence of these initiatives may continue to result in reductions in allocations of state revenues to California municipal issuers or reduce the ability of such California issuers to pay their obligations.

         With the apparent onset of recovery in California's economy, revenue growth over the next few years could recommence at levels that would enable California to restore fiscal stability. The political environment, however, combined with pressures on the state's financial flexibility, may frustrate its ability to reach this goal. Strong interests in long-established state programs ranging from low-cost public higher education access to welfare and health benefits join with the more recently emerging pressure for expanded prison construction and a heightened awareness and concern over the state's business climate.

           The fiscal 1994 budget, which was adopted on July 8, 1994 was designed to address California'a accumulated deficit over a 22-month period. In order to alleviate the California's cash needs the state issued $4 billion revenue anticipation warrants that mature in April 1996 and $3 billion revenue anticipation notes that matured in June 1995. The state's fiscal plan relies upon aggressive assumptions of federal aid, projected at $2.8 billion in fiscal year 1996, to compensate the state for its costs of providing service to illegal immigrants. These assumptions, combined with fiscal year 1996 constitutionally mandated increases in spending for K-14 education, and continued growth in social services and corrections expenditures, are risky. To offset this risk, the state has enacted a Budget Adjustment Law, known as the "trigger" legislation, which established a set of backup budget adjustment mechanisms to address potential shortfalls in cash. The trigger mechanism will be in effect for both fiscal years 1995 and 1996. So far in fiscal 1996 state revenue collections have been sufficiently strong so that no budget adjustments have been required. However, the state is expected to issue another $2 billion of notes for cash flow purposes prior to the maturity date of the revenue anticipation warrants.

         In July of 1994, S&P and Moody's lowered the general obligation bond rating of the state of California. The rating agencies explained their actions by citing the state's continuing deferral of substantial portions of its estimated $3.8 billion accumulated deficit; continuing structural budgetary constraints including a funding guarantee for K-14 education; overly optimistic expectation of federal aid to balance fiscal year 1995's budget and fiscal year 1996's cash flow projections; and reliance upon a trigger mechanism to reduce spending if the plan's federal aid assumptions prove to be inflated.

                    APPENDIX C - ADDITIONAL INFORMATION CONCERNING FLORIDA


         Florida Municipal Bond and Florida High Income Fund invest in obligations of Florida issuers, which results in each Fund's performance being subject to risks associated with the overall conditions present within the state. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the state's financial status. This information is based on official statements relating to securities that have been offered by Florida issuers and from other sources believed to be reliable, but should not be relied upon as a complete description of all relevant information.

         Florida is the twenty-second largest state, with an area of 54,136 square miles and a water area of 4,424 square miles. The state is 447 miles long and 361 miles wide with a tidal shoreline of almost 2,300 miles. According to the U.S. Census Bureau, Florida moved past Illinois in 1986 to become the fourth most populous state, and as of 1990, had an estimated population of 13.2 million.

         Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.

         Section 215.32 of the Florida Statutes provides that financial operations of the State of Florida covering all receipts and expenditures be maintained through the use of three funds - the General Revenue Fund, the Trust Fund and the Working Capital Fund. The General Fund receives the majority of state tax revenues. The Working Capital Fund receives revenues in excess of appropriations and its balances are freely transferred to the General Revenue Fund as necessary. In November, 1992, Florida voters approved a constitutional amendment requiring the state to fund a Budget Stabilization Fund to 5% of general revenues, with funding to be phased in over five years beginning in fiscal 1995. The Working Capital Fund will become the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax and beverage tax. The over- dependence on the sensitive sales tax creates vulnerability to recession. Accordingly, financial operations have been strained during the past few years, but the state has responded in a timely manner to maintain budgetary control.

         The state is highly vulnerable to hurricane damage. Hurricane Andrew devastated portions of southern Florida in August, 1992, costing billions of dollars in emergency relief, damage, and repair costs. However, the overall financial condition of the major issuers of municipal bond debt in the state were relatively unaffected by Hurricane Andrew, due to federal disaster assistance payments and the over all level of private insurance. However, it is possible that single revenue-based local bond issues could be severely impacted by storm damage in certain circumstances.

         Florida's debt structure is complex. Most state debt is payable from specified taxes and additionally secured by the full faith and credit of the state. Under the general obligation pledge, to the extent specified taxes are insufficient, the state is unconditionally required to make payment on bonds
                                                                 71


from all non-dedicated taxes.

         Each Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying condition of the state, and its municipalities.

              APPENDIX D - ADDITIONAL INFORMATION CONCERNING GEORGIA

         Because Georgia Municipal Bond will ordinarily invest 80% or more of its net assets in Georgia obligations, it is more susceptible to factors affecting Georgia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

         Georgia's rating reflects the state's positive economic trends, conservative financial management, improved financial position, and low debt burden. The state's recovery from the recent economic recession has been steady; the rate of recovery is better than regional trends, albeit half the rate of earlier recoveries. While this recovery does not meet the explosive patterns set in past cycles, recent state data reveal that Georgia ranks among the top five states in the nation in employment and total population growth. Stronger economic trends and conservative revenue forecasting resulted in the continuation of improved financial results for the fiscal year ended June 30, 1994. The state's general fund closed fiscal 1994 with a total fund balance position of $480.6 million, of which $249.5 million was in the revenue shortfall reserve fund (3% of revenues), marking the second consecutive year of build-up in that reserve. The mid-year adjustment reserve was fully funded at $89.1 million. The state's adopted budget fiscal 1995, called for an increase in state spending to $9.8 billion, up 6.5% from the prior period. Estimating that economic growth will be in the 6%-8% range for the second straight year, the budget report forecasted general fund revenues to grow to $9.4 billion, an increase of $490.0 million, or 5.5% above actual fiscal 1994 levels. Sales and income taxes account for the majority of that increase, despite a $100 million cut in personal income taxes. Additional revenues provided by lottery proceeds ($240 million) and indigent-care trust fund monies support the remaining spending. Revenues for the first three months of the current year are running nearly 8.4% above fiscal 1994 levels. Most of the increase is attributable to the growth in personal and corporate income and sales taxes. As a result, the state anticipates that fiscal 1995 will once again produce positive financial results.

         Except for the major building projects necessary for the 1996 Summer Olympics, it appears unlikely that areas in and around metropolitan Atlanta will experience the building construction rates of the mid to late 1980's. It further appears that many of Georgia's other cities are poised to participate in the recovery that inevitably will take place.

         The classification of the Fund under the Investment Company Act of 1940 as a "non-diversified" investment company allows the Fund to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Because of the relatively small number of issues of Georgia obligations, the Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations. Therefore, the Fund would be more susceptible than a diversified investment company to any single adverse economic or political occurrence or development affecting Georgia issuers. The Fund will also be subject to an increase risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Georgia tax-exempt obligations for the Fund to achieve its objective of providing income exempt from Georgia income tax.

               APPENDIX E - ADDITIONAL INFORMATION CONCERNING NORTH CAROLINA

         Because North Carolina Municipal Bond will ordinarily invest 80% or more of its net assets in North Carolina obligations, it is more susceptible to factors affecting North Carolina (or the "State") issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

         North Carolina has an economy dependent on manufacturing and agriculture; however, diversification into trade and service areas is occurring. Historically, textiles and furniture dominated industry lines, but increased activity in financial services, research, and high technology manufacturing is now apparent. Tobacco remains the primary agricultural commodity. Economic development continues, and long-term personal income trends indicate gains, although wealth levels remain below those of the nation. Employment growth accelerated over the past two years, and unemployment rates remain below those of the nation.


         North Carolina is characterized by moderate debt levels (albeit with growing capital needs), favorable economic performance, and financial strengths exhibited over the past several years. North Carolina is one of only several states expected to sustain favorable economic expansion throughout the 1990s, according to the U.S. Bureau of Economic Analysis indicators. Economic growth in the State is bolstered by a lower-than-average cost of living, income levels at about 90% of U.S. averages - though it is much higher in the metropolitan centers - and a highly respected public and private higher education system, including the University of North Carolina at Chapel Hill and Duke University in Durham.

         The North Carolina State Constitution requires that the total expenditures of the State for a fiscal period shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In certain of the past several years, the State has had to restrict expenditures to comply with the State Constitution. The State has long record of sound financial operations, and while the revenue system is narrow, the budget balancing law is strong and appropriate curbs are made when necessary.

         The state's finances, which enjoyed surpluses and adequate reserves throughout the 1980s, began reflecting economic downturn in fiscal 1990.

Reserves were fully depleted during the recession, but through a combination of tax and spending actions and more recently, with the aid of economic recovery, have now been fully restored.

         Financial operations have been restored to their historically healthy position after a period of strain between fiscal years 1990 and 1992. Available unreserved balances and budget stabilization reserve totaled $440 million at the end of fiscal 1994 equivalent to 4.1% of annual expenditures. On a budgetary basis, fiscal 1994 ended with an $887.5 million balance; however, a portion of this balance has been appropriated for fiscal 1995 operations. Conservative revenue assumptions and sound budgeting practices should result in a similar balance at the end of 1995. The restoration of adequate reserve levels confirms the state's longstanding commitment to a sound financial position.

         Debt ratios are among the lowest in the country. State debt ratios will remain below national medians even after all of the $300 million of currently authorized debt is issued. Payout is rapid.

         North Carolina ranks among the top ten states in terms of economic growth, as measured by job and personal income growth. Diversification into financial services, research, and high technology manufacturing is reducing historical dependence on agriculture, textiles, and furniture manufacturing.

         As of December 31, 1994, general obligations of the State of North Carolina were rated Aaa/AAA/AAA by Moody's, S&P and Fitch Investors Service ("Fitch"), respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

         North Carolina obligations also include obligations of the governments of Puerto Rico, the Virgin Islands and Guam to the extent these obligations are exempt from North Carolina State personal income taxes. The Fund will not invest more than 5% of its net assets in the obligations of each of the Virgin Islands and Guam, but may invest without limitation in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

                   APPENDIX F - ADDITIONAL INFORMATION CONCERNING SOUTH CAROLINA

         The State of South Carolina has an economy dominated from the early 1920s to the present by textile industry, with over one of every three manufacturing workers directly or indirectly related to the textile industry. However, since 1950 the economic bases of the State have become more diversified, as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligations bonds "Aaa" and S&P rates such bonds "AAA". There can be no assurance that the economic conditions on which those ratings are based will continue or that particular bond issues may not be adversely affected by changes in the economic or political conditions.


         The South Carolina State Constitution mandates a balanced budget. If a deficit occurs, the General Assembly must account for it in the succeeding fiscal year. In addition, if a deficit appears likely, the State Budget and Control Board (the "State Board") may reduce appropriations during the current fiscal year as necessary to prevent the deficit. The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State.

         The State Constitution requires a General Reserve Fund ("General Fund") that equals three percent of General Fund revenue for the latest fiscal year. When deficits have occurred, the State has funded them out of the General Fund. The State Constitution also requires a Capital Reserve Fund ("Capital Fund") equal to two percent of General Fund revenue. Before March 1st of each year, the Capital Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1st, the Capital Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvements or other nonrecurring purposes. Monies in the Capital Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.


         South Carolina Municipal Bond's concentration in securities issued by the State or its subdivisions provides a greater level of risk than an investment company which is diversified across a larger geographic area. For example, the passage of the North American Free Trade Agreement could result in increased competition for the State's textile industry due to the availability of less-expensive foreign labor.

         Presently, South Carolina subjects bonds issued by other states to its income tax. If this tax was declared unconstitutional, the value of bonds in the Fund could decline a small but measurable amount. Also, the Fund could become slightly less attractive to potential future investors.


         The Fund's investment adviser believes that the information summarized above describes some of the more significant matters relating to the Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, and oral statements from various State agencies. The Fund's investment adviser has not independently verified any of the information contained in the official statement, other publicly available documents, or oral statements from various State agencies.

               APPENDIX G - ADDITIONAL INFORMATION CONCERNING VIRGINIA

         Virginia Municipal Bond invests in obligations of Virginia issuers, which results in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the State's financial status. This information is based on official statements relating to securities that have been offered by Virginia issuers and from other sources believed to be reliable, but should not be relied upon as a complete description of all relevant information.

         Virginia's credit strength is derived from a diversified economy, relatively low unemployment rates, strong financial management, and low debt burden. The State's economy benefits significantly from its proximity to Washington D.C. Government is the State's third- largest employment sector, comprising 21% of total employment. Other important sectors of the economy include shipbuilding, tourism, construction, and agriculture.

         Virginia is a very conservative debt issuer and has maintained debt levels that are low in relation to its substantial resources. Conservative policies also dominate the State's financial operations, and the State administration continually demonstrates its ability and willingness to adjust financial planning and budgeting to preserve financial balance. For example, economic weakness in the State and the region caused personal income and sales and corporate tax collections to fall below projected forecasts and placed the State under budgetary strain. The State reacted by reducing its revenue expectations for the 1990-92 biennium and preserved financial balance through a series of transfers, appropriation reductions, and other budgetary revisions. Management's actions resulted in a modest budget surplus for fiscal 1992, and another modest surplus was reported for fiscal 1993, which ended June 30th. The 1994 Virginia budget experienced a significant surplus due to an improving economy, including job growth of 3.0%/year overall. Overall, Virginia has a stable credit outlook due mainly to its diverse economy and resource base, as well as a conservative approach to financial operations. Revenue growth for 1994 was 6%. Budgets for 1995 and 1996 call for revenue growth of 6.1% and 5.8%, respectively.

         The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its countries, and its municipalities.

         Virginia faces some economic uncertainties with respect to defense-cutbacks. Although Virginia's unemployment rate of 4.9% (as of August,
1994) is well below the national rate of 5.9%, the State has been able to make some gains in the services, government, and construction sectors when manufacturing and trade were down slightly.

         The effects of the most recent base-closing legislation were muted because of consolidation from out-of-state bases to Virginia installations. While military operations at the Pentagon are unlikely to be threatened, another round of base-closings scheduled for 1995 may jeopardize a number of Virginia installations.

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund, Evergreen Emerging Markets Growth Fund, Evergreen Florida High Income Municipal Bond Fund,
  Evergreen Foundation Fund, Evergreen Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen
     High Grade Tax Free Fund, Evergreen Income and Growth Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen International Equity Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Tax
 Exempt Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Micro Cap Fund, Evergreen Money Market Fund, Evergreen North Carolina
     Municipal Bond Fund, Evergreen Short-Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Small Cap Equity Income Fund,
Evergreen South Carolina Municipal Bond Fund, Evergreen Tax Strategic Foundation
 Fund, Evergreen U.S. Government Fund, Evergreen Utility Fund, Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Strategic Income Fund, Evergreen California Tax
 Free Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
  Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Quality Bond Fund (B-1), Keystone Small
   Company Growth Fund (S-4), Keystone Strategic Growth Fund (K- 2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen
  Select Small Cap Growth Fund, Keystone International Fund, Keystone Precious Metals Holdings, and Keystone Tax Free Fund (each a "Fund" and, collectively, the "Funds")

         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of the above Funds, except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund, has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

1.       Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.


                                                       22943
                                                        -1-

2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         For Evergreen Utility Fund

         The Fund will concentrate its investments in the utilities industry.

         For Keystone Precious Metals Holdings

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.       Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.       Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with

                                                       22943
                                                        -2-
         applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

Evergreen Tax Strategic Foundation Fund                       Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                         Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund                  Evergreen Virginia Municipal Bond Fund
Evergreen New York Tax Free Fund                              Evergreen Massachusetts Tax Free Fund
Evergreen California Tax Free Fund                            Evergreen Pennsylvania Tax Free Fund
Evergreen Institutional Tax Exempt Money Market Fund          Evergreen Missouri Tax Free Fund
Evergreen Short-Intermediate Municipal Fund


         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

ELIMINATION OF CERTAIN NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

1.       PROHIBITION ON INVESTMENT IN UNSEASONED ISSUERS

         Evergreen  Fund,  Growth and  Income  Fund,  Income  and  Growth  Fund,
         American   Retirement  Fund,  Money  Market  Fund,   Short-Intermediate
         Municipal  Fund,  Growth and Income  Fund (S-1),  Omega Fund,  Precious
         Metals Holding, Strategic Growth Fund (K- 2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, International Fund


2. PROHIBITION ON INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

         Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, International Fund

3. PROHIBITION ON INVESTMENT IN COMPANIES IN WHICH TRUSTEES OR OFFICERS OF THE FUNDS ALSO HOLD SHARES ABOVE CERTAIN PERCENTAGE LEVELS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed NEW YORK NOR AMERICAN STOCK EXCHANGES

         Evergreen  Fund,  MicroCap  Fund,  Growth and Income  Fund,  Income and
         Growth   Fund,    Foundation    Fund,    American    Retirement   Fund,
         Short-Intermediate Municipal Fund

5. PROHIBITION ON INVESTMENT IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         Evergreen Fund, MicroCap Fund, Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

6.       PROHIBITION ON JOINT TRADING ACCOUNTS


                                                       22943
                                                        -3-

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

7. PROHIBITION ON INVESTMENT IN OTHER INVESTMENT COMPANIES. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         Growth and Income Fund,  Utility  Fund,  Small Cap Equity  Income Fund,
         Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

RECLASSIFICATION OF ALL OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS

All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

TRUSTEES

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

                                                       22943
                                                        -4-

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and
         Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of
         Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.


                                                       22943
                                                        -5-

EXECUTIVE OFFICERS

         JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any class of shares of any of the Funds as of November 30, 1997.

DISTRIBUTION PLANS

The following is added to the disclosure under the caption "Distribution Plan"

Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or


22943
                                                        -6-

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone International Fund, Keystone Precious Metals Holdings, Keystone Quality Bond Fund (B-1), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the

22943
                                                        -7-
latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.


22943
                                                        -8-

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales

22943
                                                        -9-
charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

REDEMPTION TIMING                                                    CDSC RATE


Month of purchase and the first twelve-month
         period following the month of purchase..........................5.00%
Second twelve-month period following the month of purchase...............4.00%
Third twelve-month period following the month of purchase................3.00%
Fourth twelve-month period following the month of purchase...............3.00%
Fifth twelve-month period following the month of purchase................2.00%
Sixth twelve-month period following the month of purchase................1.00%
Thereafter...............................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

         CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a

22943
                                                       -10-

CDSC of 1.00% on shares  you   redeem  within 12-months after the  month of your
purchase.  See "Contingent Deferred Sales Charge" below.

         CLASS Y SHARES

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         COMBINED PURCHASES

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).





22943
                                                       -11-

         RIGHTS OF ACCUMULATION

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         LETTER OF INTENT

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         WAIVER OF SALES CHARGES

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;


22943
                                                       -12-

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

         WAIVER OF CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the account of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.00% per month of your initial account balance;




22943
                                                       -13-

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.


22943
                                                       -14-

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

22943
                                                       -15-

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF


  EVERGREEN FLORIDA MUNICIPAL BOND FUND (THE "FLORIDA FUND"), EVERGREEN GEORGIA MUNICIPAL BOND FUND (THE "GEORGIA FUND"), EVERGREEN NORTH CAROLINA MUNICIPAL
 BOND FUND (THE "NORTH CAROLINA FUND"), EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND (THE "SOUTH CAROLINA FUND"), EVERGREEN VIRGINIA MUNICIPAL BOND FUND (THE
    "VIRGINIA FUND"), EVERGREEN FLORIDA HIGH INCOME MUNICIPAL BOND FUND (THE
       "FLORIDA HIGH INCOME FUND") (EACH A "FUND"; TOGETHER, THE "FUNDS")



     The Statement of Additional Information of each of the Funds is hereby supplemented as follows:

                              FINANCIAL INFORMATION

Expenses

     The table below shows the total dollar amounts paid by each Fund for services rendered during the fiscal periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal Underwriter" and "Purchase, Redemption and Pricing of Shares."

                                                                                     Aggregate
                                                                                     Dollar
                                                                      Aggregate      Amount of
                                                                      Dollar         Underwriting
                                                                      Amount of      Commissions
                         Advisory       Class A        Class B        Underwriting   Retained by
                         Fees           12b-1 Fees     12b-1 Fees     Commissions    EIS or EDI
======================   ============   ============   ============   =============  ==============
1997 FUND EXPENSES

Florida                  $791,322       $275,983*      $298,114                       $22,335
Georgia                   $66,245         $5,499        $96,055                        $2,488
North Carolina           $305,634        $20,523       $490,164                        $2,377
South Carolina            $58,299         $2,271        $45,393                          $710
Virginia                  $70,972         $7,230        $61,471                        $1,596
Florida High Income      $813,790       $235,662       $383,197                       $34,454
----------------------
1996 FUND EXPENSES
----------------------
Florida                  $803,741       $240,978       $287,825        $49,589          $5,996
Georgia                   $63,102         $5,047        $84,596         $7,300            $875
North Carolina           $306,892        $20,833       $500,469        $16,557            $154
South Carolina            $40,781         $1,917        $39,896         $1,447          $2,228
Virginia                  $51,952         $6,048        $57,906        $20,400          $2,033
Florida High Income      $477,128       $169,651       $106,733       $276,615         $29,467
----------------------
1995 FUND EXPENSES
----------------------
Florida                  $243,413        $59,721        $37,405        $87,755          $4,301
Georgia                   $32,646         $2,856        $49,968        $56,210          $4,220
North Carolina           $190,284        $13,739       $319,719       $123,175          $7,843
South Carolina            $13,154           $788        $20,125        $35,241          $3,595
Virginia                  $23,156         $3,127        $30,267        $45,713          $2,320
Florida High Income      $123,320        $41,690         $2,087       $196,614         $24,672
======================  ============    ============   ============   =============  ==============

*Of this amount, $191,541 was waived by the Distributor.

Advisory Fee Waivers

     In accordance with voluntary expense limitations in effect during the fiscal year or period ended August 31, 1997, CMG voluntarily reimbursed or waived advisory fees, as follows:

Florida                         $81,274
Georgia                         $66,245
North Carolina                       $0
South Carolina                  $58,299
Virginia                        $70,972
Florida High Income            $330,629
=====================         ==========

Brokerage Commissions

     The Funds paid no brokerage commissions during the fiscal year or period ended August 31, 1997, 1996 and 1995.

Total  Return

     Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted.

     The ending redeemable value assumes a complete redemption at the end of the relevant periods.

     The annual total returns for each class of shares of the Funds (including applicable sales charges) are as follows:

                         ONE YEAR       THREE YEARS    FIVE YEARS     SINCE INCEPTION     INCEPTION DATE
FLORIDA
   Class A                3.88%         5.81%          5.92%           7.47%              5/11/88
   Class B                3.06%           -              -             5.03%              6/30/95
   Class Y                9.14%           -              -             7.38%              6/30/95
GEORGIA
   Class A                3.57%         5.78%            -             3.63%               7/2/93
     Class B              2.93%         5.83%            -             3.73%               7/2/93
   Class Y                9.00%         7.78%            -             5.73%              2/28/94
NORTH CAROLINA
   Class A                3.93%         6.03%            -             4.79%              1/11/93
   Class B                3.30%         6.08%            -             4.85%              1/11/93
     Class Y              9.39%         8.03%            -             5.51%              2/28/94
SOUTH CAROLINA
   Class A                4.14%         7.05%            -             4.06%               1/3/94
   Class B                3.52%         7.12%            -             3.99%               1/3/94
    Class Y               9.60%         9.07%            -             6.62%              2/28/94
VIRGINIA
    Class A               3.87%         6.08%            -             3.90%               7/2/93
    Class B               3.24%         6.14%            -             3.98%               7/2/93
    Class Y               9.32%         8.08%            -             6.06%              2/28/94
FLORIDA HIGH INCOME
     Class A              5.51%         6.96%          7.33%           7.34%              6/17/92
     Class B              4.95%           -              -             6.24%              7/10/95
     Class Y             11.04%           -              -             8.47%              9/20/95
====================     =========      ========       =========      =============       ==============

Current and Tax Equivalent Yields

     Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of a Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any. Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield. For the 30-day period ended August 31, 1997, the current and tax-equivalent yields of the Funds are shown below. Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.

                                   30-DAY YIELD                                      TAX-EQUIVALENT YIELD
=================================  ============================================      ============================================
FUND                COMBINED       CLASS A        CLASS B        CLASS Y             CLASS A         CLASS B       CLASS Y
                    FEDERAL &
                    STATE TAX
                    RATE (1)
==================  =============  ============   ===========    ===========         ===========    ===========    ==============
Florida             28%            4.94%          4.02%          5.02%               6.86%          5.58%          6.97%
Georgia             34%            4.80%          4.04%          5.05%               7.27%          6.12%          7.65%
North Carolina      28%            4.67%          3.92%          4.92%               6.49%          5.44%          6.83%
South Carolina      35%            4.65%          3.90%          4.90%               7.15%          6.00%          7.54%
Virginia            33.25%         4.78%          4.03%          5.03%               7.16%          6.04%          7.54%
Florida High        28%            5.48%          4.73%          5.73%               7.61%          6.57%          7.96%
Income
==================  =============  =============  ===========    ===============     ============   ============   ==============
(1) Assumed for purposes of this chart. Your tax may vary.

Method of Computing Offering Price for Class A Shares

     Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $100,000 based upon the NAV of each Fund's Class A shares at the end of each Fund's latest fiscal period.

FUND                      DATE               NET ASSET VALUE     PER SHARE SALES     OFFERING PRICE PER
                                                                 CHARGE              SHARE
Florida                   8/31/97            $9.98               4.75%               $10.48
Georgia                   8/31/97            $9.90               4.75%               $10.39
North Carolina            8/31/97            $10.37              4.75%               $10.89
South Carolina            8/31/97            $10.08              4.75%               $10.58
Virginia                  8/31/97            $10.05              4.75%               $10.55
Florida High Income       8/31/97            $10.89              4.75%               $11.43

Trustee Compensation

     Listed below is the Trustee compensation for the fiscal year ended August 31, 1997.


TRUSTEE                      COMPENSATION FROM                COMPENSATION FROM
                             TRUST                            TRUST AND FUND
                                                              COMPLEX
Laurence B. Ashkin           $3,176                           $56,200
Charles A.Austin III *       -0-                              $48,200
K. Dun Gifford*              -0-                              $39,600
James S. Howell              $3,979                           $89,229
Leroy Keith Jr.*             -0-                              $45,200
Gerald M. McDonnell          $3,154                           $81,001
Thomas L. McVerry            $3,820                           $81,468
William Walt Pettit          $3,483                           $79,009
David M. Richardson*         -0-                              $48,200
Russell A. Salton,III        $3,501                           $81,601
Michael S. Scofield          $5,572                           $77,501
Richard J. Shima             $4,180                           $58,667

*Not a Trustee of the Trust during the relevant fiscal period.


                        PRINCIPAL HOLDERS OF FUND SHARES

     As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund. As of the same date, no person, to any Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares.

     Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of November 30, 1997.


FLORIDA FUND CLASS A

None

FLORIDA FUND CLASS B
None

FLORIDA FUND CLASS Y

First Union National Bank              98.79%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

FLORIDA HIGH INCOME FUND CLASS A

MLPF&S                                 9.63%
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

FLORIDA HIGH INCOME FUND CLASS B

MLPF&S                                 10.31%
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

FLORIDA HIGH INCOME FUND CLASS Y

First Union National Bank              68.58%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union National Bank              19.69%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

GEORGIA FUND CLASS A
FUBS & Co. FEBO                        10.09%

Lee R. Meadows and
Mary Lee Meadows
1270 Hicks Cir SW
Conyers, GA 30207-4221

FUBS & Co. FEBO                        6.03%
William F. Hill Jr. and Marvin Hill
P O Box 554 Silver Creek, GA 30173-0554

FUBS & Co. FEBO                        5.46%
Samuel A Barber
Velma H Barber
4852 Banner Elk Drive
Stone Mountain, GA 30083

FUBS & Co. FEBO                        5.18%
Larry N Merritt
Ann C Merritt
310 Chinquapin Drive
Marietta, GA 30064-3506

FUBS & Co. FEBO                        5.13%
Raiden W Dellinger
710 River Ave.
Rome, GA 30161-4773

GEORGIA FUND CLASS B

None

GEORGIA FUND CLASS Y

First Union National Bank              98.61%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

NORTH CAROLINA FUND CLASS A

None

NORTH CAROLINA FUND CLASS B

None

NORTH CAROLINA FUND CLASS Y

First Union National Bank              99.64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

SOUTH CAROLINA FUND CLASS A

FUBS & Co. FEBO                        21.96%
Charles W. Lombard Trust
Charlotte Lombard and
Warren Prout Co-tees
U/A/D 5/4/94
Boone, NC 28607

FUBS & Co. FEBO                        11.87%
Warren A. Ransom Jr.
Laurie P. Ransom
1162 East Parkview Place
Mount Pleasant, SC 29464-7909

First Union Brokerage Services         10.82%
Ann D. Schwab
A/C 7448-7777
2189 Windy Oaks Rd.
Ft. Mills, SC 29715

FUBS & Co. FEBO                        6.91%
Charles Dean Turner
103 Carolina Club Drive
Spartanburg, SC 29306-6601

FUBS & Co. FEBO                        5.79%
Virginia C. Thomas
330 Concord St. No 7G
Charleston, SC 29401-2731

FUBS & Co. FEBO                        5.05%
Virginia S. Herring
Oren L. Herring Jr. JTWROS
107 Bennett Street
Mt. Pleasant, SC 29464-4382

SOUTH CAROLINA FUND CLASS B

FUBS & Co. FEBO                        5.99%
Ruby B. Motsinger and
Joseph G. Motsinger JTTENCOM
550 Brandon Rd.
Clover, SC 29710-9667

SOUTH CAROLINA FUND CLASS Y

First Union National Bank              93.13%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union National Bank              6.16%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

VIRGINIA FUND CLASS A

Duff M Green                           7.97%
638 Kings Highway
Fredericksburg, VA 22405-3156

FUBS & Co. FEBO                        6.34%
David A. Hetzer and Iris L. Hetzer
5009 Laburch Lane
Annandale, VA 22003-6019

VIRGINIA FUND CLASS B

FUBS & Co. FEBO                        6.13%
Patsy B. Williams and
Harry S. Williams
P O Box 888
Marion, VA 24354

VIRGINIA FUND CLASS Y

First Union National Bank              98.34%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002


Financial Statements

     The audited financial statements and the reports thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.


January 1, 1998

                                THE VIRTUS FUNDS
                                INVESTMENT SHARES
                          CONSISTS OF EIGHT PORTFOLIOS:
                      THE U.S. GOVERNMENT SECURITIES FUND;
                       THE STYLE MANAGER: LARGE CAP FUND;
                             THE STYLE MANAGER FUND;
                        THE VIRGINIA MUNICIPAL BOND FUND;
                        THE MARYLAND MUNICIPAL BOND FUND;
                         THE TREASURY MONEY MARKET FUND;
                           THE MONEY MARKET FUND; AND
                         THE TAX-FREE MONEY MARKET FUND.

                       STATEMENT OF ADDITIONAL INFORMATION




This Statement of Additional Information should be read with the Prospectus for the Investment Shares ("Investment Shares") of The Virtus Funds (the "Trust"), dated November 30, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by writing to the Trust or calling toll-free 1-800-723-9512.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

                        Statement dated November 30, 1997
[GRAPHIC OMITTED]

        CUSIP  927913202  CUSIP  927913848 CUSIP 927913400 CUSIP 927913871 CUSIP
        927913509 CUSIP  927913889  CUSIP  927913707 CUSIP 927913806  2102608B-R
        (11/97)

Table of Contents
-------------------------------------------------------------------------------


                                        I

General Information About the Trust                       1
-------------------------------------------------------------------------------

Investment Objective and Policies of the Funds            1
-------------------------------------------------------------------------------

The U.S. Government Securities Fund                       1
-------------------------------------------------------------------------------
   Types of Investments                                   1

The Style Manager: Large Cap Fund and The Style Manager Fund                  2
-------------------------------------------------------------------------------
   Commercial Paper                                       4
   Bank Instruments                                       4

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund         5
-------------------------------------------------------------------------------
   Acceptable Investments                                 5
   Types of Acceptable Investments                        5

The Treasury Money Market Fund                            5
-------------------------------------------------------------------------------
   Types of Investments                                   5

The Money Market Fund                                     6
-------------------------------------------------------------------------------
   Types of Investments                                   6

The Tax-Free Money Market Fund                            6
-------------------------------------------------------------------------------

Portfolio Investments and Strategies                      6
-------------------------------------------------------------------------------
   Repurchase Agreements                                  6
   Reverse Repurchase Agreements                          6
   When-Issued and Delayed Delivery Transactions          6
   Lending of Portfolio Securities                        7
   Restricted and Illiquid Securities                     7
   Participation Interests                                7
   Variable Rate Municipal Securities                     8
   Municipal Leases                                       8
   Temporary Investments                                  8
   Adjustable Rate Mortgage Securities                    8
   Portfolio Turnover                                     9

Investment Limitations                                    9
-------------------------------------------------------------------------------

Virtus Funds Management                                  12
-------------------------------------------------------------------------------
   Fund Ownership                                        16
   Officers and Trustees Compensation                    17
   Trustee Liability                                     17

Investment Advisory Services                             17
-------------------------------------------------------------------------------
   Adviser to the Trust                                  17
   Advisory Fees                                         18
   Sub-Adviser to The Style Manager: Large Cap Fund
   and The Style Manager Fund                            18
   Sub-Advisory Fees                                     18



Other Services                                           18
--------------------------------------------------------------------------------
   Administrative Services                               18
   Custodian                                             19
   Transfer Agent                                        19
   Independent Auditors                                  19

Brokerage Transactions                                   19
--------------------------------------------------------------------------------

Purchasing Shares                                        20
--------------------------------------------------------------------------------
   Distribution Plan                                     20
   Conversion to Federal Funds                           20

Determining Net Asset Value                              21
--------------------------------------------------------------------------------
   Determining Market Value of Securities                21
   Use of the Amortized Cost Method                      21
   Valuing Municipal Securities                          22
   Use of Amortized Cost                                 23

Redeeming Shares                                         23
--------------------------------------------------------------------------------
   Redemption in Kind                                    23

Massachusetts Partnership Law                            23
--------------------------------------------------------------------------------

Tax Status                                               23
--------------------------------------------------------------------------------
   The Funds' Tax Status                                 23
   Shareholders' Tax Status                              24

Total Return                                             24
--------------------------------------------------------------------------------

Yield                                                    25
--------------------------------------------------------------------------------

Effective Yield                                          26

Tax-Equivalent Yield                                     26

Performance Comparisons                                  29
--------------------------------------------------------------------------------
   The U.S. Government Securities Fund                   30
   The Style Manager: Large Cap Fund and The Style Manager Fund               31
   The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund      31
   The Treasury Money Market Fund                        31
   The Money Market Fund                                 31
   The Tax-Free Money Market Fund                        32

Financial Statements                                     32
-------------------------------------------------------------------------------

Appendix                                                 33

-------------------------------------------------------------------------------

24


General Information About the Trust
-------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated June 20, 1990. As of the date of this Statement, the Trust consists of eight separate portfolios of securities (collectively, the "Funds", individually, a "Fund") which are as follows: The U. S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund. On October 1, 1992, the name of the Trust was changed from "The SBK Select Series" to "Signet Select Funds." On August 15, 1994, the name of the Trust was changed from "Signet Select Funds" to "The Medalist Funds." On February 15, 1995, the name of the Trust was changed from "The Medalist Funds" to "The Virtus Funds."

With the exception of The Tax-Free Money Market Fund and The Style Manager Fund, which offer a single class of shares, the Funds are offered in two classes, Investment Shares and Trust Shares. This Combined Statement of Additional Information relates only to the Investment Shares of those Funds offering classes and to shares of The Tax-Free Money Market Fund and The Style Manager Fund.

Investment Objective and Policies of the Funds
--------------------------------------------------------------------------------

The prospectus  discusses the objective of each Fund and the policies it employs
to  achieve  those  objectives.   The  following   discussion   supplements  the
description of the Funds' investment policies in the combined prospectus.

The Funds' respective investment objectives cannot be changed without approval of shareholders. The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below appear in the prospectus section "Portfolio Investments and Strategies."

The U.S. Government Securities Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

         Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: the Farm Credit System; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

      Collateralized Mortgage Obligations (CMOs)

         Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

         The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

The Style Manager: Large Cap Fund and The Style Manager Fund
--------------------------------------------------------------------------------

The Funds invest primarily in corporate securities, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

      Convertible Securities

         Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for a Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, a Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

      Warrants

         Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

      Futures And Options Transactions

         As a means of reducing fluctuations in the net asset value of shares of a Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. A Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market from options of the same series.

      Financial Futures Contracts

         A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

      Put Options on Financial Futures Contracts

         A Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

         Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

      Call Options on Financial Futures Contracts

         In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts to hedge its portfolio. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

         A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

      "Margin" in Futures Transactions

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

      Purchasing Put Options on Portfolio Securities

         A Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

      Writing Covered Call Options On Portfolio Securities

         A Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

      Over-the-Counter Options

         A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.

         Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest are those set forth under "The U.S. Government Securities Fund-U.S. Government Obligations."

Commercial Paper

A Fund may invest in commercial paper rated at least A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service ("Fitch") and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper have received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the investment adviser has determined that such investment presents minimal credit risks.

Bank Instruments

A Fund may invest in the instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. These instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Fund may invest in:

         o Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

         o Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

         o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

         o Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund
--------------------------------------------------------------------------------

Acceptable Investments

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund pursue their investment objectives by investing in professionally managed portfolios of securities at least 65% of which are comprised of Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) municipal securities. The Funds will invest their assets so that, under normal circumstances, at least 80% of their annual interest income is exempt from federal regular and Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) state income taxes or that at least 80% of their total assets are invested in obligations, the interest income from which is exempt from federal regular and Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) state income taxes.

      Characteristics

         The municipal securities in which the Funds invest have the characteristics set forth in the prospectus. An unrated municipal security will be determined by a Fund's adviser to meet the quality standards established by the Fund's Board of Trustees if it is of comparable quality to the rated municipal securities which the Fund purchases. The Trustees consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest or the guarantor of payment by either of those issuers.

         If Moody's or S&P's ratings change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

Types of Acceptable Investments

Examples of Virginia and Maryland municipal securities are:

         o  municipal notes and tax-exempt commercial paper;

         o  serial bonds sold with a series of maturity dates;

         o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

         o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;

         o revenue anticipation notes sold in expectation of receipt of federal income available under the Federal Revenue Sharing Program;

         o prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds is assured through the first call date by the deposit in escrow of U.S. government securities); or

         o general obligation bonds secured by a municipality's pledge of taxation.

The Treasury Money Market Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests only in short-term U.S. Treasury obligations. Short-term U.S. Treasury obligations as used herein refers to evidences of indebtedness issued by the United States, or issued by an agency or instrumentality thereof, and fully guaranteed as to principal and interest by the United States, maturing in 397 days or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within one year from the date of acquisition.
The Fund may also retain Fund assets in cash.

The Money Market Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests primarily in money market instruments maturing in 397 days or less and which include, but are not limited to, commercial paper and demand master notes, domestic and foreign bank instruments, U.S. government obligations, and corporate debt obligations.

      Bank Instruments

         The types of bank instruments in which the Fund invests are those set forth under "The Style Manager: Large Cap Fund-Bank Instruments."

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest are those set forth under "The U.S. Government Securities Fund-U.S. Government Obligations."

The Tax-Free Money Market Fund
--------------------------------------------------------------------------------

The Fund invests in a portfolio of municipal securities maturing in 13 months or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal income tax (including alternative minimum tax). The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Portfolio Investments and Strategies
--------------------------------------------------------------------------------

Repurchase Agreements

The Funds or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds may engage in these transactions to an extent that would cause the segregation of an amount up to 20% of the total value of their assets. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

Lending of Portfolio Securities

The  collateral  received when The U.S.  Government  Securities  Fund, The Style
Manager: Large Cap Fund, The Style Manager Fund, and The Money Market Fund lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the particular Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The U.S. Government Securities Fund and The Style Manager: Large Cap Fund do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities

The Funds may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, The U.S. Government Securities Fund, The Style
Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will limit investments in illiquid securities, including certain restricted securities determined by the Trustees not to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets. In the case of The Virginia Municpal Bond Fund and The Maryland Municipal Bond Fund, illiquid securities will include participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the adviser believes cannot be sold within seven days. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund will limit investments in illiquid securities, including certain securities determined by the Trustees not to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, and in the case of The Money Market Fund, specifically including non-negotiable fixed income time deposits with maturities over seven days, to 10% of their net assets.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, and The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by a Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds intend to not subject such paper to the limitation applicable to restricted securities.

Participation Interests

The financial institutions from which The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within thirty days for The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund and seven days for The Tax-Free Money Market Fund) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by a Fund. By purchasing participation interests, a Fund is buying a security meeting the maturity and quality requirements of a Fund and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, a Fund's investment adviser will consider the following quality factors:

         o the quality of the underlying municipal security (of which a Fund takes possession);

         o  the quality of the issuer of the participation interest; and

         o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Variable Rate Municipal Securities

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund invest in variable municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

Many municipal securities with variable interest rates purchased by the The Tax-Free Money Market Fund are subject to repayment of principal (usually within seven days) on the The Tax-Free Money Market Fund's demand. For purposes of determining the Fund's average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Municipal Leases

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the adviser, under the authority delegated by the Board of Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee;
(b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debts, administrative, economic and financial characteristics, and prospects);
(d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement of legal recourse provided upon an event of nonappropriation or other termination of the lease.

Temporary Investments

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund and The Tax-Free Money Market Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes and to maintain liquidity.

From time to time, such as when suitable securities are not available to the respective Fund, a Fund may invest a portion of its assets in cash. Any portion of a Fund's assets maintained in cash will reduce the amount of assets in securities held in the respective Fund, and could thereby reduce a Fund's yield.

Adjustable Rate Mortgage Securities

The U.S. Government Securities Fund invests in adjustable rate mortgage securities ("ARMS"). Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g. investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payment may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Portfolio Turnover

The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective. The Style Manager: Large Cap Fund and The Style Manager Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover will result in increased transaction costs to the Fund. For the fiscal years ended September 30, 1997 and 1996, the portfolio turnover rates were 80% and 118%, respectively, for The U.S. Government Securities Fund; 56% and 151%, respectively, for The Style Manager: Large Cap Fund; 19% and 129%, respectively, for The Virginia Municipal Bond Fund; 13% and 138%, respectively, for The Maryland Municipal Bond Fund; and 94% and 112%, respectively, for The Style Manager Fund.

Investment Limitations
--------------------------------------------------------------------------------

      Issuing Senior Securities and Borrowing Money

         The Funds will not issue senior securities except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, and The Money Market Fund, during the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

      Selling Short and Buying on Margin

         The Funds will not purchase any securities on margin but they may obtain such short-term credits as may be necessary for clearance of transactions. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, and The Style Manager Fund, the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund may not sell any securities short.

      Pledging Assets

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases the Funds, except The Tax-Free Money Market Fund, may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of a Fund at the time of the pledge. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

      Lending Cash or Securities

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund, will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This shall not prevent a Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

         The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will not lend any of their assets, except that they may acquire publicly or nonpublicly issued municipal securities or temporary investments or enter into repurchase agreements as permitted by a Fund's investment objective, policies, limitations and Declaration of Trust.

         The Tax-Free Money Market Fund will not lend any of its assets except that it may purchase or hold portfolio securities permitted by its investment objective, policies and limitations, or Declaration of Trust.

      Investing in Restricted Securities

         Except for The Tax-Free Money Market Fund, the Funds will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except certain restricted securities which meet the criteria for liquidity as established by the Board of Trustees. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund and The Money Market Fund, this exception specifically extends to commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

         The Tax-Free Money Market Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities law, except for restricted securities determined to be liquid under criteria established by the Trustees.

      Investing in Commodities

         The Funds will not purchase or sell commodities, commodity contracts or commodity futures contracts except for financial futures contracts in the case of The Style Manager: Large Cap Fund and The Style Manager Fund.

      Investing in Real Estate

         The Funds will not purchase or sell real estate, including limited partnership interests with respect to The Style Manager Fund, although The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Money Market Fund, and The Tax-Free Money Market Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

      Diversification of Investments

         With respect to 75% of the value of its total assets, The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The
         Style  Manager  Fund  and The  Money  Market  Fund  will  not  purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. The U.S. Government Fund and The Style Manager: Large Cap Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

      Concentration of Investments

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund and The Money Market Fund will not invest 25% or more of the value of their total assets in any one industry. With respect to The Money Market Fund, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations, or instruments secured by these money market instruments, such as repurchase agreements for U.S. government obligations, shall not be considered investments in any one industry.

         The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues of similar types of projects. However, these Funds may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         The Tax-Free Money Market Fund will not invest 25% or more of the value of its total assets in any one industry, except that it may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and industrial development bonds as long as they are not from the same facility or similar types of facilities. The Tax-Free Money Market Fund does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory, or U.S. possession to 25% or more.

      Underwriting

         The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

The above limitations cannot be changed with respect to a Fund without approval of a majority of that Fund's Shares. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      Investing in Illiquid Securities

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, and The Maryland Municipal Bond Fund will not invest more than 15% of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities determined by the Trustees not to be liquid; and, in the case of The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, specifically including participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the adviser believes cannot be sold within seven days. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund will not invest more than 10% of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and certain securities determined by the Trustees not to be liquid; and, in the case of The Money Market Fund, specifically including non-negotiable fixed income time deposits with maturities over seven days.

      Investing in Securities of Other Investment Companies

         The Funds will limit their respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general , unless permitted to do so by order of the SEC. The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. With respect to The Treasury Money Market Fund and The Money Market Fund, the Funds will limit their investments and the securities of other investment companies to those of The Money Market Funds having investment objectives and policies similar to their own. The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will invest in other investment companies primarily for the purposes of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

      Purchasing Securities to Exercise Control

         A Fund will not purchase securities of a company for the purpose of exercising control or management.

      Selling Short

         Neither The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, nor The Style Manager Fund will sell securities short unless
         (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of The U.S. Government Securities Fund's nor The Style Manager: Large Cap Fund's net assets.

         With respect to The Style Manager Fund, the segregated amount will not exceed 5% of the Fund's net assets. The dollar amount of short sales at any one time shall not exceed 5% of the Fund's net assets and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

         While in a short position, the Fund will retain the securities, rights or segregated assets.

Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund have no present intent to borrow money, pledge securities, sell securities short, or invest in restricted or illiquid securities in excess of 5% of the value of their respective net assets in the coming fiscal year.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund have no present intent to issue senior securities or borrow money, pledge securities, invest in restricted or illiquid securities, sell securities short, or engage in when-issued and delayed delivery transactions in excess of 5% of the value of its net assets during the fiscal period.

The Treasury Money Market Fund and The Money Market Fund do not expect to issue senior securities or borrow money, pledge securities, sell securities short, engage in when-issued and delayed delivery transactions or reverse repurchase agreements, for The Money Market Fund only, in excess of 5% of the value of their net assets during the coming fiscal year.

The Tax-Free Money Market Fund does not intend to borrow money, sell securities short, or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year.

Virtus Funds Management
--------------------------------------------------------------------------------

Officers and Trustees are listed with their addresses, birthdates, present positions with Virtus Funds, and principal occupations.


--------------------------------------------------------------------------------
John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


--------------------------------------------------------------------------------
Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


--------------------------------------------------------------------------------

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


--------------------------------------------------------------------------------

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Consultant;   Former  State   Representative,   Commonwealth  of  Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds


--------------------------------------------------------------------------------

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


--------------------------------------------------------------------------------
John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


--------------------------------------------------------------------------------
Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

Executive  Vice  President  and  Trustee,  Federated  Investors;   Chairman  and
Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds.


--------------------------------------------------------------------------------
         * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

         @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

Officers and Trustees own less than 1% of the outstanding shares of each Fund.

As of October 31, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Funds: Stephens Inc., Little Rock, AR, for the exclusive benefit of their customers owned approximately 4,204,370 (40.26%) of the Investment Shares of U.S. Government Securities Fund; 1,208,630 (24.63%) of the Investment Shares of The Style Manager: Large Cap Fund; 1,742,805 (34.81%) of the Shares of The Style Manager Fund; 1,758,994 (33.10%) of the Investment Shares of The Virginia Municipal Bond Fund; 629,671 (25.07%) of the Investment Shares of The Maryland Municipal Bond Fund; 18,064,663 (15.34%) of the Investment Shares of Treasury Money Market Fund; 21,024,493 (27.80%) of the Investment Shares of Money Market Fund; and 3,716,118 (6.60%) of the Shares of The Tax-Free Money Market Fund. As of October 31, 1997, Bova & Co., Richmond, VA, acting in various capacities for numerous accounts, owned approximately 5,165,113 (100%) of the Trust Shares of The U.S. Government Securities Fund; 1,613,118 (99%) of the Trust Shares of The Style Manager: Large Cap Fund; 1,693,162 (33.82%) of the Shares of The Style Manager Fund; 1,802,105 (99.78%)
of the Trust Shares of The Virginia Municipal Bond Fund; 434,681 (100%) of the Trust Shares of The Maryland Municipal Bond Fund; 206,814,801 (99.92%) of the Trust Shares of Treasury Money Market Fund; 177,645,283 (96.43%) of the Trust Shares of The Money Market Fund; and 42,583,759 (75.60%) of the Shares of The Tax-Free Money Market Fund.

Officers and Trustees Compensation

---------------------------------------------------------------------------------------------------
NAME ,                                  AGGREGATE                      TOTAL COMPENSATION
POSITION WITH                           COMPENSATION FROM              PAID TO TRUSTEES FROM
TRUST                                   TRUST+                         TRUST AND FUND COMPLEX

---------------------------------------------------------------------------------------------------
John F. Donahue,                            $0                             $-0- for the Trust and
Chairman and Trustee                                                       2 investment companies
Thomas G. Bigley                            $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
John T. Conroy, Jr.,                        $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
William J. Copeland,                        $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
James E. Dowd                               $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
Lawrence D. Ellis, M.D.,                    $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Edward L. Flaherty, Jr.,                    $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
Edward C. Gonzales,                         $0                             $-0- for the Trust and
President, Treasurer and Trustee                                           2 investment companies
Peter E. Madden,                            $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Wesley W. Posvar,                           $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Marjorie P. Smuts,                          $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies


+The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
--------------------------------------------------------------------------------

Adviser to the Trust

The Trust's investment adviser is Virtus Capital Management, Inc., a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

The adviser shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Virtus Capital Management, Inc. receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended September 30, 1997, 1996, and 1995, the adviser earned fees from: The U.S. Government Securities Fund of $1,325,841, $1,612,364, and $1,581,364,
respectively, of which $37,709, $276,121, and $589,885, respectively, were voluntarily waived; The Style Manager: Large Cap Fund of $749,609, $704,007, and $678,512, respectively, of which $0, $0, and $189,983, respectively, were voluntarily waived; The Virginia Municipal Bond Fund of $650,276, $762,051, and $775,247, respectively, of which $0, $20,993, and $227,301, respectively, were voluntarily waived; The Maryland Municipal Bond Fund of $273,851, $315,941, and $316,194, respectively, of which $0, $106,102, and $187,476, respectively, were voluntarily waived; The Treasury Money Market Fund of $1,897,464, $1,721,497, and $2,347,424, respectively, of which $46,840, $209,248, and $469,485, respectively, were voluntarily waived; The Money Market Fund of $1,250,019, $1,249,811, and $868,490, respectively, of which $57,472, $299,129, and
$336,697, respectively, were voluntarily waived; and The Tax Free Money Market Fund of $302,027, $462,900 and $262,792, respectively, of which $94,455,
$184,473, and $262,792, respectively, were voluntarily waived. During the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1996, the adviser earned fees from The Style Manager Fund of $830,673, $657,611 and $374,393, respectively, of which $326,846, $290,966 and $374,393, respectively, were voluntarily waived.

Sub-Adviser to The Style Manager: Large Cap Fund and The Style Manager Fund

Trend Capital Management, Inc. is the sub-adviser to The Style Manager: Large Cap Fund and The Style Manager Fund.

Sub-Advisory Fees

For its sub-advisory services, the Sub-Adviser receives an annual sub-advisory fee as described in the prospectus. For the fiscal years ended September 30, 1997, 1996, and 1995, the sub-adviser earned fees from The Style Manager; Large Cap Fund of $144,886, $0, and $0, respectively, of which $0, $0, and $0, respectively, were voluntarily waived. For the fiscal years ended September 30, 1997, 1996, and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, the sub-adviser earned fees from The Style Manager Fund of $74,119, $0, and $0, respectively, of which $0, $0, and $0, respectively, were voluntarily waived.

Other Services
--------------------------------------------------------------------------------

Administrative Services

Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal years ended September 30, 1997, 1996, and 1995, the Funds incurred administrative services fees as follows: The U.S. Government Securities Fund incurred $172,113, $211,649, and $226,246, respectively, none of which was voluntarily waived; The Style Manager: Large Cap Fund incurred $97,360, $92,298, and $97,229, respectively, none of which was voluntarily waived; The Virginia Municipal Bond Fund incurred $84,421, $100,059, and $110,908, respectively, none of which was voluntarily waived; The Maryland Municipal Bond Fund incurred $75,000, $67,667, and $45,246, respectively, none of which was voluntarily waived; The Treasury Money Market Fund incurred
$369,581, $336,951, and $500,283, respectively, none of which was voluntarily waived; The Money Market Fund incurred $243,450, $254,134, and $185,586, respectively, none of which was voluntarily waived; and The Tax-Free Money Market Fund incurred $75,171, $95,363, and $58,355, respectively, none of which was voluntarily waived. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund incurred $75,125, $93,863 and $85,069, respectively, in administrative services fees, none of which was voluntarily waived.

Custodian

Signet Trust Company, Richmond, Virginia, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Transfer Agent

Federated Shareholder Services Company, Boston, Massachusetts, is transfer agent for the Shares of the Funds and dividend disbursing agent for the Funds.

Independent Auditors

The independent auditors for the Funds are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.

Brokerage Transactions
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees.

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include:

         o  advice as to the advisability of investing in securities;

         o  security analysis and reports;

         o  economic studies;

         o  industry studies;

         o  receipt of quotations for portfolio evaluations; and

         o  similar services.

The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Research services provided by brokers may be used by the adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

For the fiscal years ended September 30, 1997, 1996 and 1995, The Style Manager:
Large Cap Fund paid $140,842, $403,888 and $562,493, respectively, in commissions on brokerage transactions. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund paid $215,622, $311,323, and $0, respectively, in commissions on brokerage transactions.

Purchasing Shares
--------------------------------------------------------------------------------

Shares of the Funds are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Funds is explained in the prospectus under "Investing in Shares."

Distribution Plan

The Trust has adopted a Plan for Investment Shares of the The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund and The Money Market Fund and Shares of The Style Manager Fund and The Tax-Free Money Market Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' distributor, Federated Securities Corp., shall act as the distributor of Shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Funds and their holders of Shares and (ii) stimulate administrators to render administrative support services to the Funds and their holders of Shares. These services are to be provided by a representative who has knowledge of the holder of Shares' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.

Other benefits which the Funds hope to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Shares by having them rapidly invested in the Funds with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Shares and
prompt  responses  to  shareholder   requests  and  inquiries  concerning  their
accounts.

By adopting the Plan, the Board of Trustees expects that the Funds will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Funds in seeking to achieve their respective investment objectives. By identifying potential investors in Shares whose needs are served by a particular Fund's objective, and properly servicing these accounts, the Funds may be able to curb sharp fluctuations in rates of redemptions and sales.

For the fiscal years ended September 30, 1997, 1996, and 1995, the Funds paid fees to brokers and administrators (financial institutions) pursuant to the Plan as follows: The U.S. Government Securities Fund $279,386, $297,511, and $268,621, respectively; The Style Manager: Large Cap Fund $175,775, $128,090, and $80,046, respectively; The Virginia Municipal Bond Fund, $158,225, $174,114, and $174,523, respectively; The Maryland Municipal Bond Fund, $73,620, $82,278, and $80,136, respectively; The Treasury Money Market Fund, $331,053, $270,001, and $80,097, respectively; and The Money Market Fund, $206,038, $198,913, and $79,316, respectively. For the fiscal years ended September 30, 1997, 1996 and 1995, the Tax-Free Money Market Fund paid no fees pursuant to the Plan. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund paid no fees pursuant to the Plan.

Conversion to Federal Funds

It is the policy of The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------

Net asset values of The U.S.  Government  Securities  Fund,  The Style  Manager:
Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund generally change each day. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund attempt to stabilize the value of their Shares at $1.00. The days on which the net asset value is calculated by these Funds are described in the prospectus.

Determining Market Value of Securities

The market value of The U.S. Government Securities Fund's portfolio securities is determined as follows:

         o according to the mean between the over-the-counter bid and asked prices provided by an independent pricing service, if available, or at fair value as determined in good faith by the Fund's Board of Trustees; or

         o for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost unless the Board of Trustees determines that particular circumstances of the security indicate otherwise.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The market value of portfolio securities of The Style Manager: Large Cap Fund and The Style Manager Fund is determined as follows:

         o for equity securities, according to the last sale price on a national securities exchange, if available;

         o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

         o  for unlisted equity securities, the latest bid prices;

         o for bonds and other fixed income securities, as determined by an independent pricing service;

         o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost; or

         o for all other securities, at fair value as determined in good faith by the Board of Trustees.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, and The Style Manager Fund will value futures contracts, options, and put options on futures and at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and the asked prices.

Use of the Amortized Cost Method

With respect to The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

A Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment
Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and a Fund's investment objective.

Under the Rule, a Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles a Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Funds acquire instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Funds treat demand features and standby commitments as a part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts", the Fund does not consider them to be separate investments for purposes of its investment policies.

      Monitoring Procedures

         The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .50% between the two. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

      Investment Restrictions

         The Rule requires that a Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires a Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per Share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by a Fund.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on Shares, computed by dividing the annualized daily income on a Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on Shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuing Municipal Securities

With respect to The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund, the Board of Trustees uses an independent pricing service to value municipal securities. The independent pricing service takes into consideration: yield; stability; risk; quality; coupon rate; maturity; type of issue; trading characteristics; special circumstances of a security or trading market; and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.

Use of Amortized Cost

With respect to The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, the Board of Trustees has decided that the fair value of debt securities purchased by a Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

Redeeming Shares
--------------------------------------------------------------------------------

Each Fund redeems Shares at the next computed net asset value after a Fund receives the redemption request, less a contingent deferred sales charge, if applicable. Redemption procedures are explained in the prospectus under "Redeeming Investment Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which a Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of any class' net asset value during any 90-day period. Although a Fund reserves the right to redeem Shares in kind, it will activate this right only after providing 60 days' notice to shareholders.

Massachusetts Partnership Law
--------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for obligations of the Trust, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------

The Funds' Tax Status

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

         o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

         o  invest in securities within certain statutory limits; and

         o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund, shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

With respect to The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund, no portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations.

      Capital Gains

         Capital gains experienced by The Treasury Money Market Fund and The Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, these Funds realize net long-term capital gains, such net long-term capital gains will be distributed at least once every 12 months.

With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held Shares.

With respect to The Maryland Municipal Bond Fund, The Virginia Municipal Bond Fund, and The Tax-Free Money Market Fund, capital gains or losses may be realized by a Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

         o  the availability of higher relative yields;

         o  differentials in market values;

         o  new investment opportunities;

         o  changes in creditworthiness of an issuer; or

         o  an attempt to preserve gains or limit losses.

Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares.

Total Return
--------------------------------------------------------------------------------

The average annual total returns for Investment Shares and Trust Shares of The U.S. Government Securities Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.75%, 4.70%, 7.10% and 7.16%, 4.93%, 7.27%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Style Manager: Large Cap Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 37.02%, 13.84%, 14.03% and 37.37%,
14.09%, 14.21%, respectively.

The average annual total returns for The Style Manager Fund for the one-year period ended September 30, 1997 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1997 were 41.85% and 28.04%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Virginia Municipal Bond Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 7.74%, 5.73%, 6.45% and 8.00%, 5.96%, 6.62%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Maryland Municipal Bond Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 6.92%, 5.33%, 6.01% and 7.19%, 5.56%, 6.18%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Treasury Money Market Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.58%, 3.93%, 4.18% and 4.84%, 4.15%, 4.34%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Money Market Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.67%, 4.11%, 4.36% and 4.93%, 4.31%,
4.50%, respectively.

The average annual total returns for The Tax-Free Money Market Fund for the one-year period ended September 30, 1997 and for the period from July 27, 1994 (date of initial public investment) to September 30, 1997 were 2.83% and 3.09%, respectively.

The average annual total return for Shares of each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number if shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------

The yield for the seven-day period ended September 30, 1997 for The Treasury Money Market Fund and The Money Market Fund were 4.54% and 4.59%, respectively, for Investment Shares and 4.79% and 4.84%, respectively, for Trust Shares. The yield for the seven-day period ended September 30, 1997 for The Tax-Free Money Market Fund was 3.06%.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund's yield for the thirty-day period ended September 30, 1997 was 5.27%, 0.36%, 3.72% and 3.10% for Investment Shares and 5.52%, 0.61%, 3.97% and 3.35% for Trust Shares. The yield for the thirty-day period ended September 30, 1997 for The Style Manager Fund was 0.23%.

The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund calculate yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased Shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o  multiplying the base period return by 365/7.

The yield for Shares of The U.S. Government  Securities Fund, The Style Manager:
Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the class of shares over a thirty-day period by the maximum offering price per share of the class of shares on the last day of the period. The yield of the Investment Shares of the Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange
Commission) earned by the class of shares over a thirty-day period by the maximum offering price per share of the class of shares on the last day of the period. This value is then annualized using semiannual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

With respect to The U.S. Government Securities Fund and The Style Manager: Large Cap Fund, the yield will be calculated separately for Investment Shares and Trust Shares. Because Investment Shares are subject to a 12b-1 fee, the net yield for Trust Shares for the same period will exceed that of Investment Shares.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

Effective Yield
--------------------------------------------------------------------------------

The effective yields for the seven-day period ended September 30, 1997 for The Treasury Money Market Fund and The Money Market Fund were 4.64% and 4.70%, respectively, for Investment Shares and 4.90% and 4.96%, respectively, for Trust Shares. The effective yield for the period ended September 30, 1997 for The Tax-Free Money Market Fund was 3.11%.

The effective yield of The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund is computed by compounding the unannualized base period return by:

         o  adding 1 to the base period return;

         o  raising the sum to the 365/7th power; and

         o  subtracting 1 from the result.

Tax-Equivalent Yield
--------------------------------------------------------------------------------

The tax-equivalent yield for both classes of shares for The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, and for The Tax-Free Money Market Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that either class would have had to earn to equal its actual yield, assuming a 28% tax rate and also assuming that income earned by the Fund is 100% tax-exempt.

The tax-equivalent yield for the Investment Shares for the thirty-day period ended September 30, 1997, was 5.17% for The Virginia Municipal Bond Fund and 4.31% for The Maryland Municipal Bond Fund. The tax-equivalent yield for the Trust Shares was 5.51% for The Virginia Municipal Bond Fund and 4.65% for The Maryland Municipal Bond Fund for the same period. The tax-equivalent yield for The Tax-Free Money Market Fund for the seven-day period ended September 30, 1997, was 4.25%.

      Tax-Equivalency Tables

         Both classes of shares may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax, and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997
                                                         MULTISTATE MUNICIPAL FUNDS
---------------------------------------------------------------------------------------------------------------------------------
        FEDERAL INCOME TAX BRACKET:
                              15.00%        28.00%             31.00%               36.00%              39.60%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN              41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN              24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield                                       Taxable Yield Equivalent


---------------------------------------------------------------------------------------------------------------------------------
           1.00%            1.18%          1.39%             1.45%               1.56%               1.66%
           1.50%            1.76%          2.08%             2.17%               2.34%               2.48%
           2.00%            2.35%          2.78%             2.90%               3.13%               3.31%
           2.50%            2.94%          3.47%             3.62%               3.91%               4.14%
           3.00%            3.53%          4.17%             4.35%               4.69%               4.97%
           3.50%            4.12%          4.86%             5.07%               5.47%               5.79%
           4.00%            4.71%          5.56%             5.80%               6.25%               6.62%
           4.50%            5.29%          6.25%             6.52%               7.03%               7.45%
           5.00%            5.88%          6.94%             7.25%               7.81%               8.28%
           5.50%            6.47%          7.64%             7.97%               8.59%               9.11%
           6.00%            7.06%          8.33%             8.70%               9.38%               9.93%
           6.50%            7.65%          9.03%             9.42%              10.16%              10.76%
           7.00%            8.24%          9.72%            10.14%              10.94%              11.59%
           7.50%            8.82%         10.42%            10.87%              11.72%              12.42%
           8.00%            9.41%         11.11%            11.59%              12.50%              13.25%

         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

         The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

         * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997

                                      STATE OF VIRGINIA
---------------------------------------------------------------------------------------------------------------------------------
                 COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
                            20.75%        33.75%             36.75%               41.75%              45.35%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN              41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN              24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield                                       Taxable Yield Equivalent


---------------------------------------------------------------------------------------------------------------------------------
           1.50%            1.89%          2.26%             2.37%               2.58%               2.74%
           2.00%            2.52%          3.02%             3.16%               3.43%               3.66%
           2.50%            3.15%          3.77%             3.95%               4.29%               4.57%
           3.00%            3.79%          4.53%             4.74%               5.15%               5.49%
           3.50%            4.42%          5.28%             5.53%               6.01%               6.40%
           4.00%            5.05%          6.04%             6.32%               6.87%               7.32%
           4.50%            5.68%          6.79%             7.11%               7.73%               8.23%
           5.00%            6.31%          7.55%             7.91%               8.58%               9.15%
           5.50%            6.94%          8.30%             8.70%               9.44%              10.06%
           6.00%            7.57%          9.06%             9.49%              10.30%              10.98%

        Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997
                                                            STATE OF MARYLAND
                                      INCLUDING LOCAL INCOME TAX
---------------------------------------------------------------------------------------------------------------------------------
                     COMBINED FEDERAL, STATE, AND COUNTY INCOME TAX BRACKET:
                            22.50%        35.50%             38.50%               43.50%              47.10%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN:             41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN:             24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
YIELD                                       TAXABLE YIELD EQUIVALENT


---------------------------------------------------------------------------------------------------------------------------------
           2.00%            2.58%          3.10%             3.25%               3.54%               3.78%
           2.50%            3.23%          3.88%             4.07%               4.42%               4.73%
           3.00%            3.87%          4.65%             4.88%               5.31%               5.67%
           3.50%            4.52%          5.43%             5.69%               6.19%               6.62%
           4.00%            5.16%          6.20%             6.50%               7.08%               7.56%
           4.50%            5.81%          6.98%             7.32%               7.96%               8.51%
           5.00%            6.45%          7.75%             8.13%               8.85%               9.45%
           5.50%            7.10%          8.53%             8.94%               9.73%              10.40%
           6.00%            7.74%          9.30%             9.76%              10.62%              11.34%
           6.50%            8.39%         10.08%            10.57%              11.50%              12.29%

         NOTE:  THE  MAXIMUM  MARGINAL  TAX RATE FOR  EACH  BRACKET  WAS USED IN
         CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE
         AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO
         INCREASE FEDERAL DEDUCTIONS. THE LOCAL INCOME TAX RATE IS ASSUMED TO BE
         50% OF THE STATE RATE FOR ALL COUNTIES EXCLUDING  ALLEGANY,  BALITMORE,
         MONTGOMERY,  PRINCE  GEORGE'S,  QUEEN  ANNE'S,  ST.  MARY'S,  SOMERSET,
         TALBOT, WICOMICO, AND WORCESTER.

Performance Comparisons
---------------------------------------------------------------------------------------------------------------------------------

Each Fund's performance of both classes of shares depends upon such variables as:

         o  portfolio quality;

         o  average portfolio maturity;

         o  type of instruments in which the portfolio is invested;

         o changes in interest rates on money market instruments, in the case of The Treasury Money Market Fund and The Money Market Fund, or changes in interest rates and market value of portfolio securities in the case of U.S. Government Income Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and Maryland Municipal Bond Fund;

         o  changes in each Fund's or each class of Shares' expenses;

         o the relative amount of The Treasury Money Market Fund's and The Money Market Fund's cash flow; and

         o  various other factors.

In the case of The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, either class of shares' performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return. The Style Manager Fund and The Style Manger: Large Cap Fund may also from time to time provide information on, or use quotations from, studies of investment analysts dealing with the management of equity portfolios on the basis of "style" selection (i.e., value vs. growth) and stock "size" (i.e., large cap vs. small cap) and may also use historical data demonstrating the performance records of the value, growth, large cap and small cap components of the equity market, and combinations thereof.

From time to time, the Funds may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Fund Investors. We may also compare the historical returns on various investments, performance indexes of those investments or economic indicators. In addition, the Funds may reprint articles about the Funds and provide them to prospective shareholders. The Broker/Dealer may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Funds may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be represented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparison may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Funds, and that such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

The financial publications and/or indices which the Funds use in advertising may include, but are not limited to:

The U.S. Government Securities Fund

         o MERRILL LYNCH COMPOSITE 1-5 YEAR TREASURY INDEX is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

         o SALOMON BROTHERS 3-5 YEARS GOVERNMENT INDEX quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes income into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the U.S. Government funds category in advertising and sales literature.

         o MERRILL LYNCH 3-5 YEAR TREASURY INDEX is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

         o MERRILL LYNCH 3-YEAR TREASURY YIELD CURVE INDEX is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

         o LEHMAN BROTHERS GOVERNMENT INTERMEDIATE INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and maturities of 1-10 years.

         o 3 YEAR TREASURY NOTES Source: Wall Street Journal, Bloomberg Financial Markets, and Telerate.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

The Style Manager: Large Cap Fund and The Style Manager Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "growth and income funds" category in advertising and sales literature.

         o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

         o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.
            The maximum rating is five stars, and ratings are effective for two weeks.

The Treasury Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "short-term U.S. government funds" category in advertising and sales literature.

         o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

The Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments fund" category in advertising and sales literature.

         o BANK RATE MONITOR NATIONAL INDEX, Miami, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard

         Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Investors may use such indices or reporting services in addition to either class of shares' prospectus to obtain a more complete view of the Share's performance before investing. Of course, when comparing performance of either class of shares to any index, factors such as portfolio composition and prevailing market conditions should be considered in assessing the significance of such comparisons.

The Tax-Free Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "Tax-Free Money Market Funds" category in advertising and sales literature.

         o IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.

         o MONEY, A MONTHLY MAGAZINE, regularly ranks money market funds in various categories based on the latest available seven-day compound effective yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

         o SALOMON BROTHERS SIX-MONTH PRIME MUNI NOTES is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly.

         o SALOMON BROTHERS ONE-MONTH TAX-EXEMPT COMMERCIAL PAPER is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. It is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc. also tracks this Salomon Brothers Index.

Advertisements and other sales literature for both classes of shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of shares based on monthly reinvestment of dividends over a specified period of time.

Economic and Market Information

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Trust's portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion t the more than 6,000 funds available.

Financial Statements
--------------------------------------------------------------------------------

The financial statements for the fiscal period ended September 30, 1997, are incorporated herein by reference from the Funds' Annual Report dated September 30, 1997. A copy of the Annual Report for a Fund may be obtained without charge by contacting Signet Trust Company at the address located on the back cover of the combined prospectus or by calling 804-771-7470.

Appendix
--------------------------------------------------------------------------------

Standard and Poor's Ratings Group Municipal Bond Rating Definitions

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the  obligation.  BB indicates  the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Municipal Bond Rating Definitions

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

NR NR indicates that Fitch does not the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in AAA category.

Standard & Poor's Corporation, Municipal Note Ratings

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Short-Term Loan Ratings

MIG1/VMIG1        This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2        This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.









                                   Evergreen

                                 State Tax Free
                                     Funds

                         (Photo of mountains and trees)

                               1997 Annual Report

                             (Evergreen tree logo)
                              Evergreen Funds(SM)
                                   SINCE 1932

(Evergreen graphic)
                                    EVERGREEN
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
FUND AT A GLANCE
  Evergreen Florida High Income Municipal Bond
     Fund............................................      2
  Evergreen Florida Municipal Bond Fund..............      3
  Evergreen Georgia Municipal Bond Fund..............      4
  Evergreen North Carolina Municipal Bond Fund.......      5
  Evergreen South Carolina Municipal Bond Fund.......      6
  Evergreen Virginia Municipal Bond
     Fund............................................      7
FINANCIAL HIGHLIGHTS
  Evergreen Florida High Income Municipal Bond
     Fund............................................      8
  Evergreen Florida Municipal Bond Fund..............     10
  Evergreen Georgia Municipal Bond Fund..............     12
  Evergreen North Carolina Municipal Bond Fund.......     14
  Evergreen South Carolina Municipal Bond Fund.......     16
  Evergreen Virginia Municipal Bond Fund.............     18
SCHEDULES OF INVESTMENTS
  Evergreen Florida High Income Municipal Bond
     Fund............................................     20
  Evergreen Florida Municipal Bond Fund..............     24
  Evergreen Georgia Municipal Bond Fund..............     27
  Evergreen North Carolina Municipal Bond Fund.......     28
  Evergreen South Carolina Municipal Bond Fund.......     30
  Evergreen Virginia Municipal Bond
     Fund............................................     31
Statements of Assets and Liabilities.................     33
Statements of Operations.............................     34
Statements of Changes in Net Assets..................     35
Combined Notes to Financial Statements...............     37
Independent Auditors' Report--
  KPMG Peat Marwick LLP..............................     43
Report of Independent Accountants--
  Price Waterhouse LLP...............................     44
Federal Income Tax Status of Distributions...........     45

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                    EVERGREEN
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
                                  October 1997

                          (Photo of William M. Ennis)
                                WILLIAM M. ENNIS

Dear Shareholders:

Investors in state tax-free mutual funds enjoyed strong performance during the past year despite some short-term price fluctuations.

The fiscal year that ended on August 31, 1997 ultimately proved rewarding for investors in municipal bond funds, despite some uncertainty and volatility. The municipal bond market finished the year with a strong six months, despite some weakness in March and April which could be attributed largely to comments from Alan Greenspan, Chairman of the Federal Reserve Board, who warned of "irrational exuberance" in the soaring stock market in early March. His comments were followed up by the Federal Reserve Board's March 25 decision to raise short-term rates by one-quarter of one percent. In the short run, this action caused interest rates to rise rather dramatically. However, by early June the markets were again back on track, as inflationary fears declined, despite continued economic strength and high employment.

This sustained growth and low inflation enabled the municipal bond market to recoup the losses sustained during the first quarter of 1997 and to climb to new highs. In fact, rates fell through July, allowing 30-year municipal yields to reach approximately 5.15% in July. Then, an unexpectedly sharp increase in non-farm payrolls, accompanied by a drop in the unemployment rate, caused municipal bond yields to rise and prices to fall. However, even in this period, municipal bonds outperformed U.S. Treasuries, as demand for tax-free bonds outstripped new supply.

Throughout the year, your Evergreen state tax free funds delivered healthy returns, with income exempt both from federal income taxes and many state taxes.(1)

I am delighted to inform you that Evergreen Keystone has successfully integrated all service functions of Evergreen and Keystone Funds. This means that you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, we provide specific information about each Evergreen state tax-free fund. We present this information in a new format that makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome your suggestions.

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

(1) SOME PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

(logo)
                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997

PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------

                                     1 YEAR                      AVERAGE ANNUALIZED TOTAL RETURN(1)
                          ----------------------------    -----------------------------------------------     CUMULATIVE TOTAL
SHARE      INCEPTION      WITHOUT SALES    WITH SALES                                           SINCE          RETURN(1) SINCE
CLASS         DATE           CHARGE          CHARGE          3 YEARS          5 YEARS         INCEPTION          INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
  A         6/17/92          10.77%           5.51%           6.96%            7.33%            7.34%              44.65%
  B         7/10/95           9.95%           4.95%            --               --              6.24%              13.88%
  Y         9/20/95          11.04%            --              --               --              8.47%              17.19%
-------------------------------------------------------------------------------------------------------------------------------

SHARE     12-MONTH
CLASS   DISTRIBUTION
------
  A         $0.62
  B         $0.54
  Y         $0.65
------

(1) Adjusted for maximum sales charges.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              For the twelve-month period ended September 30, 1997, the Fund's class Y and class A shares ranked number 1 and 3, respectively, out of 63 Florida municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company.(2) One constant through the recent environment of fluctuating interest rates has been the narrowing of spreads between higher and lower quality bonds, as investors searched for more yield. Since most of the Fund is comprised of lower rated and non-rated bonds, performance was aided dramatically by this tightening of spreads. The increased supply of higher-yielding bonds within the market should enable us to maintain our current yield-- with the possibility of increasing it-- even as heavy cash inflows enter the Fund.

(Photo of Richard
K. Marrone)
RICHARD K. MARRONE
VICE PRESIDENT,
SENIOR FIXED INCOME
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                             GROWTH OF INVESTMENT

Evergreen Florida High Income Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen Florida High Income Municipal Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands

                  6/92    8/92    8/93    8/94    8/95    8/96     8/97
Class A Shares   9,525   9,672  11,039  11,261  12,271  13,059  $14,465
CPI             10,000  10,085  10,364  10,664  10,943  11,258  $11,508
LMBI            10,000  10,371  11,636  11,653  12,686  13,350  $14,586

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Municipal Bond Index is an unmanaged market index. The index does not include transactions costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
Total Net Assets:                $189,743,181
Average Credit Quality:          BB+
Average Maturity:                23.04 years
Average Duration:                8.31 years

                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

Health                   2.7%
Housing                 24.1%
Community Development   15.2%
Residential Care        12.5%
Industrial Development  12.5%
Hospital                 9.4%
Other                    8.8%
Education                5.3%
Utility                  5.2%
Special Care             4.3%


                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

A                       2.5%
AA                      2.0%
AAA                    11.1%
B                       0.4%
BB                      1.2%
BBB                    16.7%
NR                     66.1%

(2) THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE. FOR THE 5-YEAR PERIOD ENDING SEPTEMBER 30, 1997, THE FUND'S CLASS A SHARES RANKED 1 OUT OF 19 FLORIDA MUNICIPAL DEBT FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES.

                                                                          (logo)
                                    EVERGREEN
                           FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997

PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------

                                     1 YEAR                      AVERAGE ANNUALIZED TOTAL RETURN(1)
                          ----------------------------    -----------------------------------------------     CUMULATIVE TOTAL
SHARE      INCEPTION      WITHOUT SALES    WITH SALES                                           SINCE          RETURN (1) SINCE
CLASS         DATE           CHARGE          CHARGE          3 YEARS          5 YEARS         INCEPTION          INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
  A         5/11/88           9.06%           3.88%           5.81%            5.92%            7.47%              95.60%
  B         6/30/95           8.06%           3.06%            --               --              5.03%              11.26%
  Y         6/30/95           9.14%            --              --               --              7.38%              16.75%
-------------------------------------------------------------------------------------------------------------------------------

------

SHARE     12-MONTH
CLASS   DISTRIBUTION
------
  A         $0.58
  B         $0.49
  Y         $0.59
------

(1) Adjusted for maximum sales charges.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              We continue to emphasize an income-oriented approach for the Fund. We replaced older, lower-yielding bonds with higher-yielding securities as opportunities became available. During the Fund's fiscal year, the BOND BUYER 20 BOND INDEX declined from 5.86% to 5.45%. Despite this decline, as the year progressed we sold approximately $68.8 million worth of bonds yielding 5.07%, while buying $65.1 million in bonds yielding 5.77%. Illustrating our emphasis on higher-yielding securities, this action has added substantial earning power to the portfolio. For the twelve- months ended September 30, 1997, the Fund ranked in the top 25%; class Y shares ranked 12 out of 63 and class A shares 14 out of 63 Florida municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company.(2)

(Photo of
Robert S. Drye)

ROBERT S. DRYE
VICE PRESIDENT,
FIXED INCOME
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                              GROWTH OF INVESTMENT

Evergreen Florida Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen Florida Municipal Bond Fund,
Class A shares, versus a similar investment in the Lehman Brothers Municipal
Bond Index (LBMBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands
                 5/88   8/88   8/89   8/90   8/91   8/92   8/93   8/94   8/95   8/96    8/97
Class A Shares  9,525  9,726 10,609 11,051 12,504 13,977 15,719 15,725 17,057 17,935 19,560
CPI            10,000 10,162 10,639 11,237 11,664 12,030 12,363 12,721 13,054 13,429 13,727
LBMBI          10,000 10,191 11,310 12,035 13,455 14,959 16,783 16,808 18,298 19,255 21,038

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Municipal Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
Total Net Assets:                $161,803,570
Average Credit Quality:          AA
Average Maturity:                20.68 years
Average Duration:                9.25 years

                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

Health Care             30.9%
Housing                 24.1%
Public Facilities       13.7%
Industrial Revenue Bonds 9.7%
Utilities                6.4%
Education                5.9%
Transportation           3.9%
State General Obligation 2.9%
Other                    2.5%

                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

A                      11.6%
AA                     16.7%
AAA                    45.7%
BBB                    19.8%
NR                      6.2%

(2)THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE.

(logo)
                                    EVERGREEN
                           GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997

PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------

                                                                AVERAGE ANNUALIZED
                                     1 YEAR                       TOTAL RETURN(1)
                          ----------------------------    ------------------------------     CUMULATIVE TOTAL
SHARE      INCEPTION      WITHOUT SALES    WITH SALES                          SINCE          RETURN (1) SINCE         12-MONTH
CLASS         DATE           CHARGE          CHARGE          3 YEARS         INCEPTION          INCEPTION         DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------------
  A          7/2/93           8.73%           3.57%           5.78%            3.63%              16.04%              $0.49
  B          7/2/93           7.93%           2.93%           5.83%            3.73%              16.52%              $0.41
  Y         2/28/94           9.00%            --             7.78%            5.73%              21.59%              $0.51
-------------------------------------------------------------------------------------------------------------------------------

(1)Adjusted for maximum sales charge.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              In the past several months, it has become increasingly difficult to maneuver within the fixed income markets. We have maintained our focus on providing strong income, a strategy which has paid off during the volatile interest rate swings throughout the fiscal year. The month of August was a particularly good month for the Fund, enabling it to climb higher in its peer group rankings. For the twelve months ended September 30, 1997, the Fund's class Y shares ranked 10 out of 32 Georgia municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company.(2) Class A shares ranked 13 out of the 32 Georgia municipal debt funds tracked by Lipper.

(photo of Richard K. Marrone)
RICHARD K. MARRONE
VICE PRESIDENT,
SENIOR FIXED INCOME
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                              GROWTH OF INVESTMENT

Evergreen Georgia Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen Georgia Municipal Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Georgia Municipal Bond Index (LBGMBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands

                  7/93    8/93    8/94    8/95    8/96    8/97
Class A Shares   9,525   9,703   9,338  10,047  10,672  11,604
CPI             10,000  10,028  10,318  10,589  10,293  11,113
LBGMBI          10,000  10,232  10,878  11,095  11,643  12,685

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Georgia Municipal Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
Total Net Assets:                $14,252,077
Average Credit Quality:          AA
Average Maturity:                22 years
Average Duration:                9.47 years

                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

Other                         4.4%
Hospital                     24.1%
General Obligation Local     23.7%
Housing                      14.7%
Industrial Development       13.3%
Escrow                        6.9%
Utilities                     6.7%
Public Facilities             6.2%



                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)


(A pie chart appears here with the following plot points.)

A                      25.2%
AA                     20.2%
AAA                    43.3%
BBB                     3.9%
NR                      7.4%

(2) THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE.

                                                                          (logo)
                                    EVERGREEN
                        NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997

PERFORMANCE
------------------------------------------------------------------------------------------------------------------------

                                                            AVERAGE ANNUALIZED
                                     1 YEAR                   TOTAL RETURNS(1)
                          ----------------------------    -----------------------        CUMULATIVE
SHARE      INCEPTION      WITHOUT SALES    WITH SALES                    SINCE         TOTAL RETURN (1)      12-MONTH
CLASS         DATE           CHARGE          CHARGE        3 YEARS     INCEPTION      SINCE INCEPTION      DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------
  A         1/11/93           9.11%           3.93%         6.03%        4.79%             24.23%              $0.50
  B         1/11/93           8.30%           3.30%         6.08%        4.85%             24.56%              $0.42
  Y         2/28/94           9.39%            --           8.03%        5.51%             20.72%              $0.53
------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for maximum sales charge.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              In the past several months, it has become increasingly difficult to maneuver within the fixed income markets. The Fund began the calendar year with great strength, outperforming most of its competitors, only to relinquish some of that lead as the first quarter came to a close. As the second quarter began, the Fund was managed more defensively-- due to our concerns of rising interest rates-- and moved back near the top of the performance rankings. We purchased a block of high-yielding bonds in August, which we anticipate will contribute to both income and total return. For the twelve-month period ended September 30, 1997, the Fund's class Y shares ranked in the top 5%, number 2 out of 37 North Carolina municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company. (2) Class A shares ranked in the top 11%, number 4 out of 37 North Carolina municipal debt funds tracked by Lipper.


(Photo of Richard K. Marrone)

RICHARD K. MARRONE
VICE PRESIDENT,
SENIOR FIXED INCOME
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                              GROWTH OF INVESTMENT

Evergreen North Carolina Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen North Carolina Municipal Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers State General Oglibation Bond Index (LBSGOBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands

                  1/93    8/93    8/94    8/95    8/96     8/97
Class A Shares   9,525  10,300   9,926  10,822  11,386  $12,423
CPI             10,000  10,205  10,500  10,775  11,085  $11,331
LBSGOBI         10,000  10,893  10,921  11,897  12,475  $13,529

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers State General Obligation Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------
Total Net Assets:               $60,355,046
Average Credit Quality:         A+
Average Maturity:               21.26 years
Average Duration:               9.5 years

                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)


(A pie chart appears here with the following plot points.)

Housing                       20.1%
Escrow                        13.7%
Lease                         10.5%
Industrial Development        10.5%
Education                      9.3%
Utility                        8.6%
Hospital                       8.2%
Other                          6.9%
Health                         6.6%
Residential Care               5.6%



                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

A                      27.7%
AA                     19.0%
AAA                    27.0%
BBB                    19.5%
NR                      6.8%

(2) THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE.

(logo)
                                    EVERGREEN
                        SOUTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997

PERFORMANCE
----------------------------------------------------------------------------------------------------------------------

                                                          AVERAGE ANNUALIZED
                                   1 YEAR                    TOTAL RETURN(1)
                        ----------------------------    -----------------------        CUMULATIVE
SHARE     INCEPTION     WITHOUT SALES    WITH SALES                    SINCE         TOTAL RETURN (1)      12-MONTH
CLASS        DATE          CHARGE          CHARGE        3 YEARS     INCEPTION      SINCE INCEPTION      DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------
  A         1/3/94          9.33%           4.14%         7.05%        4.06%             15.70%              $0.49
  B         1/3/94          8.52%           3.52%         7.12%        3.99%             15.41%              $0.42
  Y        2/28/94          9.60%            --           9.07%        6.62%             25.25%              $0.52
----------------------------------------------------------------------------------------------------------------------

(1) Adjusted for maximum sales charge.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              We continue to emphasize an income-oriented approach for the Fund. We replaced older, lower-yielding bonds with higher-yielding securities as opportunities became available. During the Fund's fiscal year, the BOND BUYER 20 BOND INDEX declined from 5.86% to 5.45%. Despite this decline, as the year progressed we sold approximately $7 million worth of bonds yielding 5.83%, while buying $9.5 million in bonds yielding 6.08%. By continuing to structure our portfolio with higher yielding issues, a substantial portion of the total return in the portfolio is produced by higher income. In an ongoing effort to ensure credit quality and increase total return, our municipal credit analysts continue to monitor existing holdings and screen potential new acquisitions. For the twelve-month period ended September 30, 1997, the Fund's class Y and class A shares ranked number 2 and 3, respectively, out of 16 South Carolina municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company.(2)

(Photo of
Robert S. Drye)

ROBERT S. DRYE
VICE PRESIDENT,
FIXED INCOME
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                              GROWTH OF INVESTMENT

Evergreen South Carolina Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen South Carolina Municipal Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers South Carolina Municipal Bond Index (LBSCMBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands

                  1/94    8/94    8/95    8/96     8/97
Class A Shares   9,525   8,984   9,962  10,583  $11,570
CPI             10,000  10,219  10,487  10,788  $11,028
LBSCMBI         10,000   9,654  10,568  11,081  $12,076

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers South Carolina
Municipal Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
Total Net Assets:                $12,770,530
Average Credit Quality:          AA
Average Maturity:                22.20 years
Average Duration:                10.31 years

                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

Health Care                        30.9%
Housing                            24.1%
Public Facilities                  13.7%
Industrial Revenue Bonds            9.7%
Utilities                           6.4%
Education                           5.9%
Transportation                      3.9%
General Obligation                  2.9%
Other                               2.5%

                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

A                      13.1%
AA                     28.5%
AAA                    32.8%
BBB                    12.8%
NR                     12.8%

(2) THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE.

                                                                          (logo)
                                    EVERGREEN
                           VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                FUND AT A GLANCE
                             As of August 31, 1997

PERFORMANCE
----------------------------------------------------------------------------------------------------------------------

                                                          AVERAGE ANNUALIZED
                                   1 YEAR                    TOTAL RETURN(1)
                        ----------------------------    -----------------------     CUMULATIVE TOTAL
SHARE     INCEPTION     WITHOUT SALES    WITH SALES                    SINCE         RETURN(1) SINCE         12-MONTH
CLASS        DATE          CHARGE          CHARGE        3 YEARS     INCEPTION         INCEPTION         DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------
  A         7/2/93          9.05%           3.87%         6.08%        3.90%             17.25%              $0.50
  B         7/2/93          8.24%           3.24%         6.14%        3.98%             17.71%              $0.41
  Y        2/28/94          9.32%            --           8.08%        6.06%             22.93%              $0.51
----------------------------------------------------------------------------------------------------------------------

(1) Adjusted for maximum sales charge.

CURRENT STRATEGY
--------------------------------------------------------------------------------
              For the twelve months ended September 30, 1997, the Fund's class Y and class A shares ranked number 6 and 8, respectively, out of 32 Virginia municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund rating company. (2) During the course of the fiscal year, we continued to emphasize an income-oriented approach. In doing so, we maintained a higher-coupon structure which allows our funds to provide tax-free income and in the long term, produce a strong total return with reduced volatility. A substantial portion of the total return of the Fund is produced by the portfolio's higher coupon structure. To ensure credit quality and increase total return, our municipal credit analysts work in conjunction with portfolio managers to carefully monitor existing holdings and seek out new investment opportunities.

(Photo of
Charles E. Jeanne)

CHARLES E. JEANNE
ASSISTANT VICE PRESIDENT,
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                              GROWTH OF INVESTMENT

Evergreen Virginia Municipal Bond Fund
Comparison of a $10,000 investment in Evergreen South Carolina Municipal Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Virginia Municipal Bond Index (LBVMBI) and the Consumer Price Index (CPI).

(A chart appears here with the following plot points.)

In Thousands

                  7/93    8/93    8/94    8/95    8/96     8/97
Class A Shares   9,525   9,675   9,355  10,228  10,752  $11,725
CPI             10,000  10,028  10,318  10,589  10,893  $11,113
LBVMBI          10,000  10,189  10,241  11,151  11,665  $12,695

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in different classes. The Lehman Brothers Virginia Municipal Bond Index is an unmanaged market index. The index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
Total Net Assets:                $15,824,821
Average Credit Quality:          AA
Average Maturity:                20.56 years
Average Duration:                10.96 years

                             PORTFOLIO COMPOSITION
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

Housing                        24.9%
Lease                          14.8%
Other                          12.9%
Industrial Development          9.5%
Hospital                        7.6%
Transportation                  7.5%
Residential Care                7.2%
Public Facilities               6.4%
General Obligation Local        4.6%
Education                       4.6%

                               PORTFOLIO QUALITY
                     (AS A PERCENTAGE OF PORTFOLIO ASSETS)

(A pie chart appears here with the following plot points.)

A                      27.7%
AA                     32.7%
AAA                    19.5%
BBB                     3.7%
NR                     16.4%

(2) THE RANKINGS ARE BASED ON TOTAL RETURN AND DO NOT INCLUDE THE EFFECT OF A SALES CHARGE.

(logo)
                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                            YEAR ENDED AUGUST 31,       FOUR MONTHS        YEAR ENDED APRIL 30,
                                           -----------------------         ENDED          -----------------------
                                             1997           1996      AUGUST 31, 1995*     1995            1994
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR.......   $  10.42        $ 10.40        $  10.16        $ 10.08         $ 10.36
                                           --------        -------         -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................       0.62           0.63            0.21           0.65            0.68
Net realized and unrealized gain (loss)
  on investments........................       0.47           0.02            0.24           0.08           (0.26)
                                           --------        -------         -------        -------         -------
Total from investment operations........       1.09           0.65            0.45           0.73            0.42
                                           --------        -------         -------        -------         -------
LESS DISTRIBUTIONS FROM:
Net investment income...................      (0.62)         (0.63)          (0.21)         (0.65)          (0.68)
Net realized gains on investments.......          0              0               0              0           (0.02)
                                           --------        -------         -------        -------         -------
Total distributions.....................      (0.62)         (0.63)          (0.21)         (0.65)          (0.70)
                                           --------        -------         -------        -------         -------
NET ASSET VALUE END OF YEAR.............   $  10.89        $ 10.42        $  10.40        $ 10.16         $ 10.08
                                           --------        -------         -------        -------         -------
TOTAL RETURN (B)........................      10.77%          6.42%           4.43%          7.56%           3.94%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................       0.88%          0.85%           1.07%(a)       0.60%           0.14%
  Total expenses excluding indirectly
    paid expenses.......................       0.87%            --              --             --              --
  Total expenses excluding waivers and
    reimbursements......................       1.12%          1.15%           1.42%(a)       1.26%           1.12%
  Net investment income.................       5.86%          6.02%           5.92%(a)       6.52%           6.16%
Portfolio turnover rate.................         32%            42%             14%            28%             31%
NET ASSETS END OF YEAR (THOUSANDS)......   $119,942        $76,267        $ 59,551        $65,043         $72,683

                                           JUNE 17, 1992
                                              THROUGH
                                           APRIL 30, 1993
----------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR.......      $  10.00
                                               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................          0.61
Net realized and unrealized gain (loss)
  on investments........................          0.39
                                               -------
Total from investment operations........          1.00
                                               -------
LESS DISTRIBUTIONS FROM:
Net investment income...................         (0.61)
Net realized gains on investments.......         (0.03)
                                               -------
Total distributions.....................         (0.64)
                                               -------
NET ASSET VALUE END OF YEAR.............      $  10.36
                                               -------
TOTAL RETURN (B)........................         10.33%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................          0.00%(a)
  Total expenses excluding indirectly
    paid expenses.......................            --
  Total expenses excluding waivers and
    reimbursements......................          1.12%(a)
  Net investment income.................          5.92%(a)
Portfolio turnover rate.................            50%
NET ASSETS END OF YEAR (THOUSANDS)......      $ 33,541

* The Fund changed its fiscal year end from April 30 to August 31.
(a) Annualized.
(b) Excluding applicable sales charges.

                                                                                                                 JULY 10, 1995
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                                   YEAR ENDED AUGUST 31,          OPERATIONS)
                                                                                  -----------------------           THROUGH
                                                                                   1997            1996         AUGUST 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR..............................................   $ 10.42         $ 10.40            $10.41
                                                                                  -------         -------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................................................      0.54            0.55              0.08
Net realized and unrealized gain (loss) on investments.........................      0.47            0.02             (0.01)
                                                                                  -------         -------            ------
Total from investment operations...............................................      1.01            0.57              0.07
Less distributions from net investment income..................................     (0.54)          (0.55)            (0.08)
                                                                                  -------         -------            ------
NET ASSET VALUE END OF YEAR....................................................   $ 10.89         $ 10.42            $10.40
                                                                                  -------         -------            ------
TOTAL RETURN (B)...............................................................      9.95%           5.63%             0.64%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................................................      1.63%           1.59%             1.09%(a)
  Total expenses excluding indirectly paid expenses............................      1.63%             --                --
  Total expenses excluding waivers and reimbursements..........................      1.87%           1.89%               --
  Net investment income........................................................      5.09%           5.27%             3.40%(a)
Portfolio turnover rate........................................................        32%             42%               14%
NET ASSETS END OF YEAR (THOUSANDS).............................................   $63,475         $19,219            $3,137

(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                          (logo)
                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                              SEPTEMBER 20, 1995
                                                                                                               (COMMENCEMENT OF
                                                                                                              CLASS OPERATIONS)
                                                                                          YEAR ENDED               THROUGH
                                                                                        AUGUST 31, 1997        AUGUST 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR....................................................       $ 10.42                 $10.48
                                                                                        ---------------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................................          0.65                   0.63
Net realized and unrealized gain (loss) on investments...............................          0.47                  (0.06)
                                                                                        ---------------             ------
Total from investment operations.....................................................          1.12                   0.57
Less distributions from net investment income........................................         (0.65)                 (0.63)
                                                                                        ---------------             ------
NET ASSET VALUE END OF YEAR..........................................................       $ 10.89                 $10.42
                                                                                        ---------------             ------
TOTAL RETURN.........................................................................         11.04%                  5.54%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          0.63%                  0.59%(a)
  Total expenses excluding indirectly paid expenses..................................          0.63%                    --
  Total expenses excluding waivers and reimbursements................................          0.87%                  0.89%(a)
  Net investment income..............................................................          6.08%                  6.27%(a)
Portfolio turnover rate..............................................................            32%                    42%
NET ASSETS END OF YEAR (THOUSANDS)...................................................       $ 6,326                 $1,970

(a) Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                           FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                               YEAR ENDED
                                                               AUGUST 31,             FOUR MONTHS           YEAR ENDED APRIL 30,
                                                          --------------------           ENDED            -------------------------
                                                            1997        1996      AUGUST 31, 1995 (C)*    1995(C)          1994(C)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR......................   $   9.70    $   9.74          $   9.61          $   9.52         $   9.95
                                                          --------    --------          --------          --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................       0.51        0.54              0.19              0.54             0.56
Net realized and unrealized gain (loss) on
  investments..........................................       0.35       (0.04)             0.22              0.11            (0.36)
                                                          --------    --------          --------          --------         --------
Total from investment operations.......................       0.86        0.50              0.41              0.65             0.20
                                                          --------    --------          --------          --------         --------
LESS DISTRIBUTIONS FROM:
Net investment income..................................      (0.52)      (0.54)            (0.19)            (0.54)           (0.56)
Distributions in excess of net investment income.......          0           0             (0.03)                0                0
Net realized gains on investments......................      (0.06)          0             (0.06)            (0.02)           (0.07)
Paid-in capital........................................          0           0                 0                 0                0
                                                          --------    --------          --------          --------         --------
Total distributions....................................      (0.58)      (0.54)            (0.28)            (0.56)           (0.63)
                                                          --------    --------          --------          --------         --------
NET ASSET VALUE END OF YEAR............................   $   9.98    $   9.70          $   9.74          $   9.61         $   9.52
                                                          --------    --------          --------          --------         --------
TOTAL RETURN (B).......................................       9.06%       5.15%             4.20%             7.05%            1.87%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................................       0.74%       0.63%             0.82%(a)          0.61%            0.56%
  Total expenses excluding indirectly paid expenses....       0.74%         --                --                --               --
  Total expenses excluding waivers and reimbursements..       0.91%       0.95%             1.05%(a)            --               --
  Net investment income................................       5.22%       5.46%             4.89%(a)          5.73%            5.37%
Portfolio turnover rate................................         41%         30%               29%               53%              32%
NET ASSETS END OF YEAR (THOUSANDS).....................   $105,673    $115,723          $136,449          $168,542         $199,612

                                                                                                                    MAY 11, 1988
                                                                                                                  (COMMENCEMENT OF
                                                                                                                       CLASS
                                                                                                                    OPERATIONS)
                                                                               YEAR ENDED APRIL 30,                   THROUGH
                                                                    ------------------------------------------       APRIL 30,
                                                                    1993(C)     1992(C)     1991(C)    1990(C)        1989(C)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (continued)
NET ASSET VALUE BEGINNING OF YEAR................................   $   9.35    $   9.21    $  8.80    $ 9.09          $ 8.82
                                                                    --------    --------    -------    -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................       0.56        0.61       0.66      0.58            0.47
Net realized and unrealized gain (loss) on investments...........       0.67        0.22       0.43     (0.24)           0.22
                                                                    --------    --------    -------    -------         ------
Total from investment operations.................................       1.23        0.83       1.09      0.34            0.69
                                                                    --------    --------    -------    -------         ------
LESS DISTRIBUTIONS FROM:
Net investment income............................................      (0.56)      (0.61)     (0.68)    (0.59)          (0.42)
Distributions in excess of net investment income.................          0           0          0         0               0
Net realized gains on investments................................      (0.07)      (0.04)         0     (0.04)              0
Paid-in capital..................................................          0       (0.04)         0         0               0
                                                                    --------    --------    -------    -------         ------
Total distributions..............................................      (0.63)      (0.69)     (0.68)    (0.63)          (0.42)
                                                                    --------    --------    -------    -------         ------
NET ASSET VALUE END OF YEAR......................................   $   9.95    $   9.35    $  9.21    $ 8.80          $ 9.09
                                                                    --------    --------    -------    -------         ------
TOTAL RETURN (B).................................................      13.63%       9.30%     12.87%     3.74%           9.16%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.................................................       0.58%       0.41%      0.10%     0.10%           0.30%(a)
  Total expenses excluding indirectly paid expenses..............         --          --         --        --              --
  Total expenses excluding waivers and reimbursements............         --        0.68%      0.88%     5.14%          20.40%(a)
  Net investment income..........................................       5.66%       6.12%      6.55%     6.15%           5.30%(a)
Portfolio turnover rate..........................................         24%         24%        66%       82%             30%
NET ASSETS END OF YEAR (THOUSANDS)...............................   $198,286    $147,996    $75,791    $7,286          $  717

* The Fund changed its fiscal year end from April 30 to August 31.
(a) Annualized.
(b) Excluding applicable sales charges.
(c) On June 30, 1995, ABT Florida Tax-Free Fund sold substantially all of its net assets to Evergreen Florida Municipal Bond Fund. As ABT Florida Tax-Free Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for periods prior to June 30, 1995 have been carried forward in these financial highlights.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                          (logo)
                                    EVERGREEN
                           FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                 JUNE 30, 1995
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                                      YEAR ENDED AUGUST 31,       OPERATIONS)
                                                                                     -----------------------        THROUGH
                                                                                      1997            1996      AUGUST 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR.................................................   $  9.70         $  9.74        $   9.67
                                                                                     -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................................      0.42            0.44            0.07
Net realized and unrealized gain (loss) on investments............................      0.35           (0.04)           0.10
                                                                                     -------         -------         -------
Total from investment operations..................................................      0.77            0.40            0.17
                                                                                     -------         -------         -------
LESS DISTRIBUTIONS FROM:
Net investment income.............................................................     (0.43)          (0.44)          (0.07)
Net realized gains on investments.................................................     (0.06)              0           (0.03)
                                                                                     -------         -------         -------
Total distributions...............................................................     (0.49)          (0.44)          (0.10)
                                                                                     -------         -------         -------
NET ASSET VALUE END OF YEAR.......................................................   $  9.98         $  9.70        $   9.74
                                                                                     -------         -------         -------
TOTAL RETURN (B)..................................................................      8.06%           4.17%           1.49%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................................      1.66%           1.56%           1.44%(a)
  Total expenses excluding indirectly paid expenses...............................      1.66%             --              --
  Total expenses excluding waivers and reimbursements.............................      1.84%           1.76%           1.64%(a)
  Net investment income...........................................................      4.29%           4.52%           3.22%(a)
Portfolio turnover rate...........................................................        41%             30%             29%
NET ASSETS END OF YEAR (THOUSANDS)................................................   $31,281         $28,849        $ 27,351

(a) Annualized.
(b) Excluding applicable sales charges.

                                                                                                                 JUNE 30, 1995
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                                      YEAR ENDED AUGUST 31,       OPERATIONS)
                                                                                     -----------------------        THROUGH
                                                                                      1997            1996      AUGUST 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR.................................................   $  9.70         $  9.74         $ 9.67
                                                                                     -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................................      0.52            0.53           0.09
Net realized and unrealized gain (loss) on investments............................      0.35           (0.03)          0.10
                                                                                     -------         -------         ------
Total from investment operations..................................................      0.87            0.50           0.19
                                                                                     -------         -------         ------
LESS DISTRIBUTIONS FROM:
Net investment income.............................................................     (0.53)          (0.54)         (0.09)
Net realized gains on investments.................................................     (0.06)              0          (0.03)
                                                                                     -------         -------         ------
Total distributions...............................................................     (0.59)          (0.54)         (0.12)
                                                                                     -------         -------         ------
NET ASSET VALUE END OF YEAR.......................................................   $  9.98         $  9.70         $ 9.74
                                                                                     -------         -------         ------
TOTAL RETURN......................................................................      9.14%           5.22%          1.67%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................................      0.67%           0.57%          0.59%(a)
  Total expenses excluding indirectly paid expenses...............................      0.67%             --             --
  Total expenses excluding waivers and reimbursements.............................      0.84%           0.77%          0.79%(a)
  Net investment income...........................................................      5.27%           5.55%          4.93%(a)
Portfolio turnover rate...........................................................        41%             30%            29%
NET ASSETS END OF YEAR (THOUSANDS)................................................   $24,850         $12,259         $3,602

(a) Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                           GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   JULY 2, 1993
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                       YEAR ENDED                                                  OPERATIONS)
                                                       AUGUST 31,         EIGHT MONTHS                               THROUGH
                                                    ----------------         ENDED             YEAR ENDED          DECEMBER 31,
                                                     1997      1996     AUGUST 31, 1995*    DECEMBER 31, 1994          1993
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR................   $ 9.57    $ 9.47         $ 8.74              $ 10.19              $10.00
                                                    ------    ------         ------               ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................     0.49      0.48           0.33                 0.48                0.20
Net realized and unrealized gain (loss) on
  investments....................................     0.33      0.10           0.73                (1.45)               0.19
                                                    ------    ------         ------               ------              ------
Total from investment operations.................     0.82      0.58           1.06                (0.97)               0.39
                                                    ------    ------         ------               ------              ------
Less distributions from net investment income....    (0.49)    (0.48)         (0.33)               (0.48)              (0.20)
                                                    ------    ------         ------               ------              ------
NET ASSET VALUE END OF YEAR......................   $ 9.90    $ 9.57         $ 9.47              $  8.74              $10.19
                                                    ------    ------         ------               ------              ------
TOTAL RETURN (B).................................     8.73%     6.22%         12.28%               (9.64%)              3.96%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.................................     0.94%     0.88%          0.71%(a)             0.53%               0.25%(a)
  Total expenses excluding indirectly paid
    expenses.....................................     0.94%       --             --                   --                  --
  Total expenses excluding waivers and
    reimbursements...............................     1.83%     2.82%          2.83%(a)             3.61%               6.82%(a)
  Net investment income..........................     5.00%     4.96%          5.39%(a)             5.26%               4.71%(a)
Portfolio turnover rate..........................       32%       21%            91%                 147%                 15%
NET ASSETS END OF YEAR (THOUSANDS)...............   $2,201    $1,954         $2,098              $ 1,387              $  817

* The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.
(b) Excluding applicable sales charges.

                                                                                                                   JULY 2, 1993
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                      YEAR ENDED                                                   OPERATIONS)
                                                      AUGUST 31,          EIGHT MONTHS                               THROUGH
                                                   -----------------         ENDED             YEAR ENDED          DECEMBER 31,
                                                    1997       1996     AUGUST 31, 1995*    DECEMBER 31, 1994          1993
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...............   $  9.57    $ 9.47         $ 8.74              $ 10.19              $10.00
                                                   -------    ------         ------               ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................      0.41      0.41           0.28                 0.43                0.18
Net realized and unrealized gain (loss) on
  investments...................................      0.33      0.10           0.73                (1.45)               0.19
                                                   -------    ------         ------               ------              ------
Total from investment operations................      0.74      0.51           1.01                (1.02)               0.37
                                                   -------    ------         ------               ------              ------
Less distributions from net investment income...     (0.41)    (0.41)         (0.28)               (0.43)              (0.18)
                                                   -------    ------         ------               ------              ------
NET ASSET VALUE END OF YEAR.....................   $  9.90    $ 9.57         $ 9.47              $  8.74              $10.19
                                                   -------    ------         ------               ------              ------
TOTAL RETURN (B)................................      7.93%     5.44%         11.72%              (10.15%)              3.74%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................      1.69%     1.63%          1.46%(a)             1.13%               0.75%(a)
  Total expenses excluding indirectly paid
    expenses....................................      1.69%       --             --                   --                  --
  Total expenses excluding waivers and
    reimbursements..............................      2.58%     3.54%          3.58%(a)             4.21%               7.32%(a)
  Net investment income.........................      4.25%     4.21%          4.64%(a)             4.66%               4.15%(a)
Portfolio turnover rate.........................        32%       21%            91%                 147%                 15%
NET ASSETS END OF YEAR (THOUSANDS)..............   $10,870    $9,271         $7,538              $ 6,912              $3,692

* The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                          (logo)
                                    EVERGREEN
                           GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                  FEBRUARY 28,
                                                                                                                      1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                           YEAR ENDED                             OPERATIONS)
                                                                           AUGUST 31,         EIGHT MONTHS          THROUGH
                                                                        ----------------         ENDED            DECEMBER 31,
                                                                         1997      1996     AUGUST 31, 1995*          1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR....................................   $ 9.57    $ 9.47         $ 8.74              $ 9.83
                                                                        ------    ------         ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.51      0.50           0.35                0.42
Net realized and unrealized gain (loss) on investments...............     0.33      0.10           0.73               (1.09)
                                                                        ------    ------         ------              ------
Total from investment operations.....................................     0.84      0.60           1.08               (0.67)
                                                                        ------    ------         ------              ------
Less distributions from net investment income........................    (0.51)    (0.50)         (0.35)              (0.42)
                                                                        ------    ------         ------              ------
NET ASSET VALUE END OF YEAR..........................................   $ 9.90    $ 9.57         $ 9.47              $ 8.74
                                                                        ------    ------         ------              ------
TOTAL RETURN.........................................................     9.00%     6.48%         12.47%              (6.86%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     0.69%     0.63%          0.46%(a)            0.31%(a)
  Total expenses excluding indirectly paid expenses..................     0.69%       --             --                  --
  Total expenses excluding waivers and reimbursements................     1.58%     2.51%          2.58%(a)            3.39%(a)
  Net investment income..............................................     5.25%     5.21%          5.64%(a)            5.68%(a)
Portfolio turnover rate..............................................       32%       21%            91%                147%
NET ASSETS END OF YEAR (THOUSANDS)...................................   $1,180    $1,620         $1,339              $  284

* The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                        NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                 JANUARY 11, 1993
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                    YEAR ENDED                                                     OPERATIONS)
                                                    AUGUST 31,            EIGHT MONTHS                               THROUGH
                                              ----------------------         ENDED             YEAR ENDED          DECEMBER 31,
                                               1997            1996     AUGUST 31, 1995*    DECEMBER 31, 1994          1993
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR..........   $ 9.98          $ 9.95         $ 9.16              $ 10.61             $  10.00
                                              ------          ------         ------               ------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................     0.49            0.49           0.33                 0.49                 0.46
Net realized and unrealized gain (loss) on
  investments..............................     0.40            0.02           0.79                (1.45)                0.64
                                              ------          ------         ------               ------              -------
Total from investment operations...........     0.89            0.51           1.12                (0.96)                1.10
                                              ------          ------         ------               ------              -------
LESS DISTRIBUTIONS FROM:
Net investment income......................    (0.50)          (0.48)         (0.33)               (0.49)               (0.46)
Net realized gains on investments..........        0               0              0                    0                (0.03)
                                              ------          ------         ------               ------              -------
Total distributions........................    (0.50)          (0.48)         (0.33)               (0.49)               (0.49)
                                              ------          ------         ------               ------              -------
NET ASSET VALUE END OF YEAR................   $10.37          $ 9.98         $ 9.95              $  9.16             $  10.61
                                              ------          ------         ------               ------              -------
TOTAL RETURN (B)...........................     9.11%           5.21%         12.34%               (9.12%)              11.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...........................     1.11%           1.08%          0.92%(a)             0.79%                0.32%(a)
  Total expenses excluding indirectly paid
    expenses...............................     1.11%             --             --                   --                   --
  Total expenses excluding waivers and
    reimbursements.........................     1.11%           1.35%          1.27%(a)             1.18%                1.25%(a)
  Net investment income....................     4.77%           4.81%          5.09%(a)             5.11%                4.91%(a)
Portfolio turnover rate....................       50%             86%           117%                 126%                  57%
NET ASSETS END OF YEAR (THOUSANDS).........   $8,115          $7,989         $8,279              $ 7,979             $ 12,739

* The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.
(b) Excluding applicable sales charges.

                                                                                                                 JANUARY 11, 1993
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                   YEAR ENDED                                                      OPERATIONS)
                                                   AUGUST 31,             EIGHT MONTHS                               THROUGH
                                            ------------------------         ENDED             YEAR ENDED          DECEMBER 31,
                                             1997             1996      AUGUST 31, 1995*    DECEMBER 31, 1994          1993
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR........   $  9.98          $  9.95        $   9.16             $ 10.61             $  10.00
                                            -------          -------         -------             -------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................      0.41             0.42            0.28                0.44                 0.42
Net realized and unrealized gain (loss)
  on investments.........................      0.40             0.02            0.79               (1.45)                0.64
                                            -------          -------         -------             -------              -------
Total from investment operations.........      0.81             0.44            1.07               (1.01)                1.06
                                            -------          -------         -------             -------              -------
LESS DISTRIBUTIONS FROM:
Net investment income....................     (0.42)           (0.41)          (0.28)              (0.44)               (0.42)
Net realized gains on investments........         0                0               0                   0                (0.03)
                                            -------          -------         -------             -------              -------
Total distributions......................     (0.42)           (0.41)          (0.28)              (0.44)               (0.45)
                                            -------          -------         -------             -------              -------
NET ASSET VALUE END OF YEAR..............   $ 10.37          $  9.98        $   9.95             $  9.16             $  10.61
                                            -------          -------         -------             -------              -------
TOTAL RETURN (B).........................      8.30%            4.42%          11.78%              (9.64%)              10.80%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................      1.86%            1.83%           1.67%(a)            1.37%                0.79%(a)
  Total expenses excluding indirectly
    paid expenses........................      1.86%              --              --                  --                   --
  Total expenses excluding waivers and
    reimbursements.......................      1.86%            2.10%           2.02%(a)            1.76%                1.74%(a)
  Net investment income..................      4.02%            4.06%           4.34%(a)            4.53%                4.47%(a)
Portfolio turnover rate..................        50%              86%            117%                126%                  57%
NET ASSETS END OF YEAR (THOUSANDS).......   $48,198          $49,382        $ 49,040             $44,616             $ 45,168

* The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                         (logo)

                                    EVERGREEN
                        NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                  FEBRUARY 28,
                                                                                                                      1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                           YEAR ENDED                             OPERATIONS)
                                                                           AUGUST 31,         EIGHT MONTHS          THROUGH
                                                                        ----------------         ENDED            DECEMBER 31,
                                                                         1997      1996     AUGUST 31, 1995*          1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR....................................   $ 9.98    $ 9.95         $ 9.16              $10.31
                                                                        ------    ------         ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.51      0.51           0.35                0.43
Net realized and unrealized gain (loss) on investments...............     0.41      0.03           0.79               (1.15)
                                                                        ------    ------         ------              ------
Total from investment operations.....................................     0.92      0.54           1.14               (0.72)
                                                                        ------    ------         ------              ------
Less distributions from net investment income........................    (0.53)    (0.51)         (0.35)              (0.43)
                                                                        ------    ------         ------              ------
NET ASSET VALUE END OF YEAR..........................................   $10.37    $ 9.98         $ 9.95              $ 9.16
                                                                        ------    ------         ------              ------
TOTAL RETURN.........................................................     9.39%     5.47%         12.52%              (7.01%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     0.86%     0.84%          0.67%(a)            0.59%(a)
  Total expenses excluding indirectly paid expenses..................     0.86%       --             --                  --
  Total expenses excluding waivers and reimbursements................     0.86%     1.07%          1.02%(a)            0.98%(a)
  Net investment income..............................................     5.02%     5.05%          5.34%(a)            5.58%(a)
Portfolio turnover rate..............................................       50%       86%           117%                126%
NET ASSETS END OF YEAR (THOUSANDS)...................................   $4,042    $3,771         $1,006              $  642

* The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                        SOUTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                JANUARY 3, 1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                           YEAR ENDED                             OPERATIONS)
                                                                           AUGUST 31,         EIGHT MONTHS          THROUGH
                                                                         ---------------         ENDED            DECEMBER 31,
                                                                          1997     1996     AUGUST 31, 1995*          1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR.....................................   $ 9.69    $9.59         $ 8.62              $10.00
                                                                         ------    -----         ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................     0.48     0.49           0.34                0.46
Net realized and unrealized gain (loss) on investments................     0.40     0.10           0.97               (1.38)
                                                                         ------    -----         ------              ------
Total from investment operations......................................     0.88     0.59           1.31               (0.92)
                                                                         ------    -----         ------              ------
LESS DISTRIBUTIONS FROM:
Net investment income.................................................    (0.48)   (0.49)         (0.34)              (0.46)
Net realized gains on investments.....................................    (0.01)       0              0                   0
                                                                         ------    -----         ------              ------
Total distributions...................................................    (0.49)   (0.49)         (0.34)              (0.46)
                                                                         ------    -----         ------              ------
NET ASSET VALUE END OF YEAR...........................................   $10.08    $9.69         $ 9.59              $ 8.62
                                                                         ------    -----         ------              ------
TOTAL RETURN (B)......................................................     9.33%    6.23%         15.35%              (9.32%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................     0.98%    0.86%          0.53%(a)            0.25%(a)
  Total expenses excluding indirectly paid expenses...................     0.98%      --             --                  --
  Total expenses excluding waivers and reimbursements.................     2.16%    4.00%          6.50%(a)           10.71%(a)
  Net investment income...............................................     4.87%    4.98%          5.41%(a)            5.57%(a)
Portfolio turnover rate...............................................       62%      37%            66%                 23%
NET ASSETS END OF YEAR (THOUSANDS)....................................   $1,025    $ 841         $  610              $  312

*  The Fund changed its fiscal year end from December 31 to August 31.
(a)  Annualized.
(b) Excluding applicable sales charges.

                                                                                                                JANUARY 3, 1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                           YEAR ENDED                             OPERATIONS)
                                                                           AUGUST 31,         EIGHT MONTHS          THROUGH
                                                                        ----------------         ENDED            DECEMBER 31,
                                                                         1997      1996     AUGUST 31, 1995*          1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR....................................   $ 9.69    $ 9.59         $ 8.62              $10.00
                                                                        ------    ------         ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.41      0.41           0.29                0.41
Net realized and unrealized gain (loss) on investments...............     0.40      0.10           0.97               (1.38)
                                                                        ------    ------         ------              ------
Total from investment operations.....................................     0.81      0.51           1.26               (0.97)
                                                                        ------    ------         ------              ------
LESS DISTRIBUTIONS FROM:
Net investment income................................................    (0.41)    (0.41)         (0.29)              (0.41)
Net realized gains on investments....................................    (0.01)        0              0                   0
                                                                        ------    ------         ------              ------
Total distributions..................................................    (0.42)    (0.41)         (0.29)              (0.41)
                                                                        ------    ------         ------              ------
NET ASSET VALUE END OF YEAR..........................................   $10.08    $ 9.69         $ 9.59              $ 8.62
                                                                        ------    ------         ------              ------
TOTAL RETURN (B).....................................................     8.52%     5.43%         14.77%              (9.83%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     1.73%     1.61%          1.28%(a)            0.87%(a)
  Total expenses excluding indirectly paid expenses..................     1.73%       --             --                  --
  Total expenses excluding waivers and reimbursements................     2.91%     4.76%          7.25%(a)           11.33%(a)
  Net investment income..............................................     4.13%     4.23%          4.66%(a)            4.88%(a)
Portfolio turnover rate..............................................       62%       37%            66%                 23%
NET ASSETS END OF YEAR (THOUSANDS)...................................   $4,734    $4,282         $3,542              $2,456

*  The Fund changed its fiscal year end from December 31 to August 31.
(a)  Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                          (logo)
                                    EVERGREEN
                        SOUTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                  FEBRUARY 28,
                                                                                                                      1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                           YEAR ENDED                             OPERATIONS)
                                                                           AUGUST 31,         EIGHT MONTHS          THROUGH
                                                                        ----------------         ENDED            DECEMBER 31,
                                                                         1997      1996     AUGUST 31, 1995*          1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR....................................   $ 9.69    $ 9.59         $ 8.62              $ 9.74
                                                                        ------    ------         ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.51      0.51           0.35                0.43
Net realized and unrealized gain (loss) on investments...............     0.40      0.10           0.97               (1.12)
                                                                        ------    ------         ------              ------
Total from investment operations.....................................     0.91      0.61           1.32               (0.69)
                                                                        ------    ------         ------              ------
LESS DISTRIBUTIONS FROM:
Net investment income................................................    (0.51)    (0.51)         (0.35)              (0.43)
Net realized gains on investments....................................    (0.01)        0              0                   0
                                                                        ------    ------         ------              ------
Total distributions..................................................    (0.52)    (0.51)         (0.35)              (0.43)
                                                                        ------    ------         ------              ------
NET ASSET VALUE END OF YEAR..........................................   $10.08    $ 9.69         $ 9.59              $ 8.62
                                                                        ------    ------         ------              ------
TOTAL RETURN.........................................................     9.60%     6.49%         15.54%              (7.12%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     0.73%     0.62%          0.28%(a)            0.00%(a)
  Total expenses excluding indirectly paid expenses..................     0.73%       --             --                  --
  Total expenses excluding waivers and reimbursements................     1.91%     3.70%          6.25%(a)           10.46%(a)
  Net investment income..............................................     5.12%     5.22%          5.66%(a)            5.92%(a)
Portfolio turnover rate..............................................       62%       37%            66%                 23%
NET ASSETS END OF YEAR (THOUSANDS)...................................   $7,012    $4,555         $1,673              $   92

*  The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                           VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                   JULY 2, 1993
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                       YEAR ENDED                                                  OPERATIONS)
                                                       AUGUST 31,         EIGHT MONTHS                               THROUGH
                                                    ----------------         ENDED             YEAR ENDED          DECEMBER 31,
                                                     1997      1996     AUGUST 31, 1995*    DECEMBER 31, 1994          1993
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR................   $ 9.68    $ 9.67         $ 8.85              $ 10.19              $10.00
                                                    ------    ------         ------               ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................     0.50      0.48           0.33                 0.47                0.20
Net realized and unrealized gain (loss) on
  investments....................................     0.37      0.01           0.82                (1.34)               0.19
                                                    ------    ------         ------               ------              ------
Total from investment operations.................     0.87      0.49           1.15                (0.87)               0.39
                                                    ------    ------         ------               ------              ------
Less distributions from net investment income....    (0.50)    (0.48)         (0.33)               (0.47)              (0.20)
                                                    ------    ------         ------               ------              ------
NET ASSET VALUE END OF YEAR......................   $10.05    $ 9.68         $ 9.67              $  8.85              $10.19
                                                    ------    ------         ------               ------              ------
TOTAL RETURN (B).................................     9.05%     5.12%         13.09%               (8.60%)              3.89%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.................................     1.03%     0.93%          0.72%(a)             0.53%               0.25%(a)
  Total expenses excluding indirectly paid
    expenses.....................................     1.02%       --             --                   --                  --
  Total expenses excluding waivers and
    reimbursements...............................     1.84%     3.47%          3.83%(a)             5.14%               7.75%(a)
  Net investment income..........................     4.95%     4.83%          5.17%(a)             5.11%               4.64%(a)
Portfolio turnover rate..........................       72%       68%            87%                  59%                  0%
NET ASSETS END OF YEAR (THOUSANDS)...............   $2,934    $2,892         $1,983              $ 1,606              $1,306

*  The Fund changed its fiscal year end from December 31 to August 31.
(a)  Annualized.
(b) Excluding applicable sales charges.

                                                                                                                   JULY 2, 1993
                                                                                                                 (COMMENCEMENT OF
                                                                                                                      CLASS
                                                       YEAR ENDED                                                  OPERATIONS)
                                                       AUGUST 31,         EIGHT MONTHS                               THROUGH
                                                    ----------------         ENDED             YEAR ENDED          DECEMBER 31,
                                                     1997      1996     AUGUST 31, 1995*    DECEMBER 31, 1994          1993
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR................   $ 9.68    $ 9.67         $ 8.85              $ 10.19              $10.00
                                                    ------    ------         ------               ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................     0.41      0.41           0.28                 0.42                0.17
Net realized and unrealized gain (loss) on
  investments....................................     0.37      0.01           0.82                (1.34)               0.19
                                                    ------    ------         ------               ------              ------
Total from investment operations.................     0.78      0.42           1.10                (0.92)               0.36
                                                    ------    ------         ------               ------              ------
Less distributions from net investment income....    (0.41)    (0.41)         (0.28)               (0.42)              (0.17)
                                                    ------    ------         ------               ------              ------
NET ASSET VALUE END OF YEAR......................   $10.05    $ 9.68         $ 9.67              $  8.85              $10.19
                                                    ------    ------         ------               ------              ------
TOTAL RETURN (B).................................     8.24%     4.34%         12.53%               (9.13%)              3.66%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.................................     1.79%     1.68%          1.47%(a)             1.12%               0.75%(a)
  Total expenses excluding indirectly paid
    expenses.....................................     1.78%       --             --                   --                  --
  Total expenses excluding waivers and
    reimbursements...............................     2.59%     4.23%          4.58%(a)             5.73%               8.25%(a)
  Net investment income..........................     4.21%     4.09%          4.42%(a)             4.54%               4.25%(a)
Portfolio turnover rate..........................       72%       68%            87%                  59%                  0%
NET ASSETS END OF YEAR (THOUSANDS)...............   $6,695    $5,963         $5,083              $ 3,817              $2,235

*  The Fund changed its fiscal year end from December 31 to August 31.
(a)  Annualized.
(b) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                          (logo)
                                    EVERGREEN
                           VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                  FEBRUARY 28,
                                                                                                                      1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                     CLASS
                                                                           YEAR ENDED                             OPERATIONS)
                                                                           AUGUST 31,         EIGHT MONTHS          THROUGH
                                                                        ----------------         ENDED            DECEMBER 31,
                                                                         1997      1996     AUGUST 31, 1995*          1994
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR....................................   $ 9.68    $ 9.67         $ 8.85              $ 9.83
                                                                        ------    ------         ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................................     0.51      0.50           0.34                0.41
Net realized and unrealized gain (loss) on investments...............     0.37      0.01           0.82               (0.98)
                                                                        ------    ------         ------              ------
Total from investment operations.....................................     0.88      0.51           1.16               (0.57)
                                                                        ------    ------         ------              ------
Less distributions from net investment income........................    (0.51)    (0.50)         (0.34)              (0.41)
                                                                        ------    ------         ------              ------
NET ASSET VALUE END OF YEAR..........................................   $10.05    $ 9.68         $ 9.67              $ 8.85
                                                                        ------    ------         ------              ------
TOTAL RETURN.........................................................     9.32%     5.38%         13.28%              (5.80%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................     0.79%     0.70%          0.47%(a)            0.28%(a)
  Total expenses excluding indirectly paid expenses..................     0.78%       --             --                  --
  Total expenses excluding waivers and reimbursements................     1.60%     3.24%          3.58%(a)            4.89%(a)
  Net investment income..............................................     5.27%     5.05%          5.42%(a)            5.54%(a)
Portfolio turnover rate..............................................       72%       68%            87%                 59%
NET ASSETS END OF YEAR (THOUSANDS)...................................   $6,195    $4,266         $  965              $  344

*  The Fund changed its fiscal year end from December 31 to August 31.
(a) Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                August 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- 97.5%
             CALIFORNIA-- 1.9%
$3,500,000   Valley Hlth. Sys. Hosp. RB, Ser. A
               6.50%, 5/15/25.................... $  3,703,070
                                                  ------------
             FLORIDA-- 88.3%
   745,000   Alachua Cnty. Hlth. Facs. RB,
               Beverly Enterprises Proj.
               10.13%, 4/1/10....................      804,354
 1,000,000   Bay Cnty. Hosp. Sys. RB, Bay
               Med. Ctr. Proj.
               8.00%, 10/1/12....................    1,178,930
   100,000   Baytree Cmnty. Dev. Dist.
               Special Assmt. RB
               8.75%, 5/1/12.....................      108,061
   750,000   Boynton Beach Hsg. Mtg.
               Clipper Cove Apts.
               6.35%, 7/1/16.....................      773,430
             Brevard Cnty. Hlth. Facs.
               Auth. RB, Courtenay Springs Vlg.:
   910,000   7.38%, 11/15/04.....................      977,367
 1,875,000   7.50%, 11/15/12.....................    2,007,188
 1,000,000   Brevard Cnty. Tourist Dev.
               Tax RB, Marlins Spring
               6.88%, 3/1/13.....................    1,073,860
 1,000,000   Broward Cnty. Hsg. Fin. Auth.
               RB, Ser. A
               7.35%, 3/1/23, (GNMA).............    1,059,020
 2,000,000   Clay County Hsg. Fin. Auth.
               RB, Single Family Mortgage
               Multi-Cnty. Prog.
               5.95%, 10/1/19....................    2,043,560
 2,850,000   Cory Lakes Florida Cmnty.
               Dev. Dist. RB
               8.38%, 5/1/17.....................    2,929,344
 1,080,000   Crossings At Fleming Island
               Cmnty. Dev. Dist. Util. RB
               7.38%, 10/1/19....................    1,116,666
 4,000,000   Dade Cnty. Single Family Mtg.
               RB, Ser. B 1
               5.60%, 4/1/27.....................    4,200,000
 2,310,000   Duval Cnty. Hsg. Fin. Auth.
               RB, St. Augustine Apts. Proj.
               6.00%, 3/1/21.....................    2,318,917
 1,500,000   Eastlake Oaks Cmnty. Dev. Dist.
               7.75%, 5/1/17.....................    1,559,550
             Escambia Cnty. Hlth. Facs.
               Auth. RB, Azalea Trace Inc.:
 2,905,000   6.00%, 1/1/15.......................    2,930,419
 2,250,000   6.10%, 1/1/19.......................    2,279,362
   515,000   8.50%, 1/1/19.......................      544,139
   535,000   9.25%, 1/1/06.......................      580,416
   235,000   9.25%, 1/1/12.......................      254,949
PRINCIPAL
  AMOUNT                                             VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
$1,500,000   Escambia Cnty. Hlth. Facs.
               Auth. RB, Baptist Hosp. Inc., Ser.
               B
               6.00%, 10/1/14.................... $  1,531,470
             Escambia Cnty. PCR Champion
               Intl. Corp. Proj.:
 3,000,000   6.40%, 9/1/30.......................    3,205,350
 2,000,000   6.90%, 8/1/22.......................    2,202,580
             Florida Hsg. Fin. Agy. RB:
               Glen Oaks Apts. Proj.
 1,600,000   5.80%, 8/1/17.......................    1,613,616
             Mar Lago Village Apts. Proj., Ser. F
 2,945,000   6.00%, 6/1/39.......................    2,982,931
             St. Cloud Village Proj., Ser. D
 4,905,000   5.95%, 2/1/30.......................    4,965,577
             The Vineyards Proj., Ser. H
 1,000,000   6.50%, 11/1/25......................    1,030,640
             Grand Haven Cmnty. Dev.
               Special Assmt., Ser. A:
 2,000,000   6.30%, 5/1/02.......................    2,023,940
 3,000,000   6.90%, 5/1/19.......................    2,963,430
 3,610,000   Hernando Cnty. IDR, Florida
               Crushed Stone Co.
               8.50%, 12/1/14....................    4,084,859
 1,545,000   Hialeah Gardens, IDR,
               Waterford Convalescent, Ser. A
               7.88%, 12/1/07....................    1,645,301
   600,000   Hillsborough Cnty. Aviation
               Auth. RB, US Air Proj., Ser. 2
               8.60%, 1/15/22....................      666,516
 1,000,000   Hillsborough Cnty. Hsg. Fin.
               5.88%, 10/1/30....................      998,490
 3,245,000   Homestead IDR, Cmnty. Rehab.
               Providers Prog., Ser. A
               7.95%, 11/1/18....................    3,450,506
 2,500,000   Indian Trace Cmnty. GO Wtr.
               Mgmt. Special Benefit,
               Subser. B
               8.25%, 5/1/11.....................    2,789,125
             Jacksonville Hlth. Facs.
               Auth. RB, Natl. Benevolent
               Assoc., Cypress Vlg. Proj.:
   750,000   7.00%, 12/1/14......................      809,438
 1,020,000   7.00%, 12/1/22......................    1,096,000
   500,000   8.00%, 12/1/15......................      574,950
 2,500,000   Lake Bernadette Cmnty. Dev.
               Dist. Florida Special, Ser. A
               8.00%, 5/1/17.....................    2,595,975
 3,200,000   Lake County Resources
               Recreation IDR., Ser. A
               5.85%, 10/1/09....................    3,243,392
 2,295,000   Largo Sun Coast Hlth. Sys.
               RB, Refunding Hospital
               6.20%, 3/1/13.....................    2,269,571

                                  (CONTINUED)

                                                                          (logo)
                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
             Lee Cnty. Hsg. Fin. Auth. RB,
               Single Family Mtg.,
               Multi-Cnty. Prog., Ser. A:
$1,000,000   7.20%, 3/1/27....................... $  1,103,980
             Subser. 2:
 2,780,000   5.60%, 3/19/29......................    3,047,519
 1,685,000   7.50%, 9/1/27.......................    1,875,843
             Subser. 3
 1,000,000   7.45%, 9/1/27.......................    1,114,430
   850,000   Lee Cnty. IDA, Encore Nursing
               Center Partner
               8.13%, 12/1/07....................      937,899
 2,790,000   Leon Cnty. Ed. Facs. Auth.
               RB, Ser. A
               8.25%, 5/1/14.....................    2,867,953
   950,000   Manatee Cnty. Hsg. Fin. Auth.
               RB, Single Family Mtg., Subser. 1
               7.45%, 5/1/27.....................    1,055,763
 1,125,000   Manatee Cnty. Hsg. Fin. Auth.
               RB, Multi-Family Hsg.,
               Conquistador, Ser. A
               6.25%, 10/1/22....................    1,183,185
             Martin Cnty. IDR, Indiantown
               Cogeneration Proj.:
             Ser. A
 2,175,000   7.88%, 12/15/25.....................    2,507,710
             Ser. B
   650,000   8.05%, 12/15/25.....................      755,885
 1,245,000   Meadow Point II Cmnty. Dev.
               Dist. Cap. Impt. RB
               7.75%, 5/1/18.....................    1,300,353
             Miami Beach City Center
               Historic Convention:
 1,000,000   6.25%, 12/1/16......................    1,033,370
   500,000   6.35%, 12/1/22......................      517,010
 1,285,000   North Springs Impt. Dist.
               Wtr. Mgmt. Special Assmt., Ser. A
               8.20%, 5/1/24.....................    1,391,359
 2,500,000   Northern Palm Beach Cnty.
               Impt. RB, Wtr. Ctl. & Impt.,
               Unit Dev., Ser. A
               7.20%, 8/1/16.....................    2,627,175
             Northern Palm Beach Cnty.
               Wtr. Ctl. Dist. Special
               Assmt.:
   500,000   6.88%, 11/1/13......................      544,045
   500,000   7.00%, 8/1/15.......................      546,290
 1,500,000   Northwood Cmnty. Dev. Dist.
               7.60%, 5/1/17.....................    1,553,415
 2,605,000   Ocean Highway & Port Auth.
               PCR, Solid Waste, Jefferson
               Smurfit Corp.
               6.50%, 11/1/06....................    2,653,297
PRINCIPAL
  AMOUNT                                             VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
             Orange Cnty. Hlth. Facs.
               Auth. RB:
               Lakeside Apts. Inc.
$1,040,000   6.50%, 7/1/13....................... $  1,112,426
             Orlando Lutheran Tower
   395,000   8.40%, 7/1/14.......................      434,069
 2,250,000   Orange Cnty. Hsg. Fin. Auth.
               Mtg. RB, Ser. B
               8.10%, 11/1/21....................    2,380,523
             Orange Cnty. Hsg. Fin. Auth.
               Mtg. RB, Single Family Mtg.:
 1,000,000   6.85%, 10/1/27......................    1,035,100
             Ser. B:
 1,000,000   5.80%, 9/1/17.......................    1,013,810
 2,500,000   5.88%, 3/1/28.......................    2,528,975
 1,050,000   Osceola Cnty. Hsg. Fin.
               Auth., Tierra Vista Apts.
               Proj., Ser. A
               5.75%, 12/1/22....................    1,053,780
 2,000,000   Osceola Cnty. IDA, Cmnty.
               Provider Pooled Ln. Proj.,
               Ser. A
               7.75%, 7/1/17.....................    2,098,980
   565,000   Overoaks Cmnty. Dev. Dist.
               Cap. Impt. RB
               8.25%, 5/1/17.....................      578,165
 1,500,000   Palm Beach Cnty. IDR,
               Geriatric Care Inc. Proj.
               6.55%, 12/1/16....................    1,599,540
 3,695,000   Pasco Cnty. Hsg. Fin. Auth.,
               Oak Trail Apts. Proj., Ser. A
               5.35%, 6/1/27.....................    3,728,580
 3,100,000   Pinellas Cnty. Edl. Facs.
               Auth. RB, Clearwater
               Christian College
               8.00%, 2/1/11.....................    3,215,630
   685,000   Pinellas Cnty. Edl. Facs.
               Auth. RB, Eckerd College
               7.75%, 7/1/14.....................      743,828
             Pinellas Cnty. Hlth. Facs.
               Auth. RB:
   150,000   6.75%, 10/1/00......................      151,777
   100,000   7.00%, 10/1/01......................      101,515
   200,000   7.25%, 10/1/02......................      203,636
 1,100,000   8.00%, 10/1/08......................    1,125,520
 5,000,000   Polk Cnty. IDA, IMC
               Fertilizer, Ser. A
               7.53%, 1/1/15.....................    5,407,500
 1,000,000   Port Everglades RB, Ser. A
               7.50%, 9/1/12.....................    1,066,050

                                  (CONTINUED)

(logo)
                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
$1,705,000   Quantum Cmnty. Dev. Dist.
               Special Assmt.
               7.75%, 3/1/14..................... $  1,811,256
 2,045,000   Riverwood Cmnty. Sys. RB
               7.75%, 10/1/14....................    2,148,068
 1,000,000   Sarasota Cnty. Hlth. Fac.
               Auth. RB, Jewish Hsg. Council
               7.38%, 7/1/16.....................    1,060,320
 1,500,000   Sarasota Cnty. Hlth. Fac.
               Auth. RB, Manatee Jewish Hsg.
               6.70%, 7/1/25.....................    1,542,885
 1,000,000   Sarasota Cnty. Hlth. Fac.
               Auth. RB, Sunnyside Properties
               6.00%, 5/15/10....................    1,013,380
 1,830,000   Seminole Wtr. Ctl Unit of
               Dev. No. 2
               7.25%, 8/1/22.....................    1,872,236
 1,500,000   South Indian River, Wtr. Ctl.
               Dist. RB, Egret Landing, Phase I
               7.50%, 11/1/18....................    1,586,550
 2,500,000   St. John's Cnty. IDA, Bayview
               Proj., Ser. A
               7.10%, 10/1/26....................    2,551,875
 2,500,000   St. John's Ctny. IDA, Vicars
               Landing Proj., Ser. A
               6.75%, 2/15/12....................    2,548,875
 3,000,000   Tampa, RB Aquarium Inc. Proj.
               7.75%, 5/1/27.....................    3,446,940
 1,000,000   Tarpon Springs, Hlth. Facs.
               Auth. RB, Helen Ellis Mem.
               Hosp. Proj.
               7.50%, 5/1/11.....................    1,065,100
             Volusia Cnty. Edl. Facs.
               Auth. RB, Embry-Riddle, Ser. A:
 1,025,000   6.13%, 10/15/16.....................    1,063,878
 5,000,000   6.13%, 10/15/26.....................    5,168,750
 2,000,000   Volusia Cnty. IDA, RB,
               Bishops Glen Proj.
               7.63%, 11/1/26....................    2,085,240
             Westchase East Cmnty. Dev.
               Dist. Cap. Impt. RB:
 1,350,000   7.30%, 5/1/18.......................    1,378,877
 1,775,000   7.50%, 5/1/17.......................    1,827,806
 1,000,000   Winter Garden, IDR, Beverly
               Enterprises
               8.75%, 7/1/12.....................    1,124,160
             Winter Haven Hsg. Auth. RB,
               Multi-Family Mtg., Abbey Lane
               Apts., Ser. C:
   250,000   7.00%, 7/1/12, (FNMA)...............      265,285
   250,000   7.00%, 7/1/24, (FNMA)...............      263,828
                                                  ------------
                                                   167,504,383
                                                  ------------
PRINCIPAL
  AMOUNT                                             VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             GEORGIA-- 1.4%
             Coffee Cnty. Hosp. Auth. RB:
$1,100,000   6.75%, 12/1/16...................... $  1,107,689
 1,500,000   6.75%, 12/1/26......................    1,504,245
                                                  ------------
                                                     2,611,934
                                                  ------------
             NEW YORK-- 1.7%
 3,000,000   Port Auth. NY & NJ
               6.75%, 10/1/11....................    3,248,400
                                                  ------------
             TEXAS-- 1.6%
 2,860,000   Lufkin Hlth. Facs. Dev. Corp.
               RB, Memorial Hlth. Sys. of
               East Texas
               6.88%, 2/15/26....................    3,069,495
                                                  ------------
             U. S. VIRGIN ISLANDS-- 1.2%
 2,000,000   Virgin Islands, Wtr. & Pwr.
               Auth. RB, Ser. B
               7.60%, 1/1/12.....................    2,229,480
                                                  ------------
             PUERTO RICO-- 1.4%
 1,000,000   Puerto Rico Indl. Tourist
               Edl. Med. Envir. Ctl. Facs.
               RB, Mennonite Gen. Hosp.
               Proj., Ser. A
               6.50%, 7/1/12.....................    1,056,550
 1,475,000   Puerto Rico Ports Auth. RB,
               American Airlines Proj., Ser. A
               6.25%, 6/1/26.....................    1,563,766
                                                  ------------
                                                     2,620,316
                                                  ------------
             TOTAL LONG-TERM INVESTMENTS
               (COST $178,015,116)...............  184,987,078
                                                  ------------
SHORT-TERM INVESTMENTS-- 0.4%
  (COST $700,000)
             FLORIDA
   700,000   Remington Cmnty. Dev. Dist.,
               Bond Anticipation Notes
               7.50%, 10/31/97...................      700,000
                                                  ------------




  SHARES
----------
MUTUAL FUND SHARES-- 3.3%
  (COST $6,310,000)
 6,310,000   Federated Municipal
               Obligations Fund..................    6,310,000
                                                  ------------
             TOTAL INVESTMENTS--
               (COST $185,025,116).......  101.2%  191,997,078
             OTHER ASSETS AND
               LIABILITIES-- NET.........   (1.2)   (2,253,897)
                                          ------- ------------
             NET ASSETS--................  100.0% $189,743,181
                                          ------- ------------


                                  (CONTINUED)

                                                                          (logo)

                                    EVERGREEN
                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

SUMMARY OF ABBREVIATIONS:
FNMA   Insured by Federal National Mortgage Association
GNMA  Insured by Government National Mortgage Association
GO     General Obligation
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bond
PCR    Pollution Control Revenue Bond
RB     Revenue Bond

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                           FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- 94.7%
             FLORIDA-- 94.7%
$2,000,000   Altamonte Springs Hlth. Fac.
               Auth. RB, Adventist
               Hlth./Sunbelt, Ser. B
               5.13%, 11/15/18, (AMBAC)........... $ 1,897,020
 3,750,000   Brevard Cnty. Hsg. Fin. Auth.
               RB, Multi-Family Hsg.
               Windover Oaks, Ser. A
               6.90%, 2/1/27, (FNMA)..............   4,155,750
   600,000   Brevard Cnty. Hsg. Fin.,
               Auth. RB, Single Family Mtg.,
               Refunding, Ser. B
               7.00%, 3/1/13, (FSA)...............     635,394
             Broward Cnty. Hsg. Fin. Auth.
               RB, Ser. B:
   180,000   7.55%, 3/1/15, (GNMA)................     189,936
 1,375,000   7.13%, 3/1/17, (GNMA)................   1,450,955
   105,000   Charlotte Cnty. Spec. Assmt.,
               Peachland Muni. Svc. Tax &
               Ben. Unit
               7.25%, 10/1/10, (MBIA).............     115,257
   500,000   Collier Cnty. Hlth. Facs.
               Auth. RB, The Moorings, Inc. Proj.
               7.00%, 12/1/19.....................     544,340
             Dade Cnty. Edl. Facs. Auth.
               RB, St. Thomas Univ.:
 2,000,000   6.00%, 1/1/14, (LOC: Sun Bank
                 Miami)...........................   2,059,260
 1,000,000   6.13%, 1/1/19, (LOC: Sun Bank
                 Miami)...........................   1,046,710
   230,000   Dade Cnty. Hlth. Fac. Auth.
               RB, South Shore Hosp. & Med.
               Center, Ser. A
               7.60%, 8/1/24......................     247,059
 3,815,000   Dade Cnty. Pub. Fac. RB,
               Jackson Mem. Hosp. Proj., Ser. A
               4.88%, 6/1/15, (MBIA)..............   3,526,243
             Dade Cnty. Single Family Mtg.
               RB, Ser. A:
   230,000   7.50%, 9/1/13........................     243,016
   135,000   7.10%, 3/1/17........................     142,176
   340,000   Dade Cnty. Single Family Mtg.
               RB, Ser. D
               6.95%, 12/15/12....................     360,621
 1,000,000   Dade Cnty. Spec. Oblig.
               RB, Courthouse Ctr. Proj.
               6.25%, 4/1/09......................   1,077,390
PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
             Duval Cnty. Hsg. Fin. Auth.
               RB, Single Family Mtg.:
$  200,000   7.50%, 6/1/15, (FGIC)................ $   211,044
   840,000   7.35%, 7/1/24, (GNMA)................     896,288
             Escambia Cnty. Hlth. Facs.
               Auth. RB:
 2,560,000   6.00%, 1/1/15........................   2,582,400
 1,250,000   6.10%, 1/1/19........................   1,266,313
 2,750,000   Escambia Cnty. Hlth. Facs.
               Auth. RB, Baptist Hosp. Inc., Ser.
               B
               6.00%, 10/1/14.....................   2,807,695
             Escambia Cnty. PCR, Champion
               Int'l. Corp. Proj.:
 5,230,000   5.88%, 6/1/22........................   5,285,647
 1,650,000   6.40%, 9/1/30........................   1,762,942
             Florida Hsg. Fin. Agcy. RB:
 2,810,000   8.00%, 12/1/20, (GNMA)...............   2,950,641
 1,860,000   6.35%, 5/1/26, (GNMA) Ser. A.........   1,925,398
 1,895,000   6.88%, 10/1/12.......................   1,969,170
             Florida Hsg. Fin. Agcy. RB,
               Landings At Sea Forest:
   560,000   5.85%, 12/1/18, (AMBAC)..............     569,178
   805,000   6.05%, 12/1/36, (AMBAC)..............     821,382
             Florida Ports. Fin.
               Commission RB, St. Trans.
               Trust Fund:
 2,000,000   5.38%, 6/1/16, (MBIA)................   1,950,240
 6,500,000   5.38%, 6/1/27, (MBIA)................   6,270,485
 4,000,000   Florida St. Div. of Bond Fin.,
               Dept. Genl. Svcs. RB, Dept.
               Envir.-Preserv. 2000, Ser. A
               5.75%, 7/1/13, (AMBAC).............   4,145,400
 1,000,000   Hialeah Cap. Impt. RB
               5.50%, 10/1/13.....................     986,300
 3,250,000   Hillsborough Cnty. Indl. Dev.
               Auth. IDR, Univ. Cmnty.
               Hosp., Ser. 1994
               6.50%, 8/15/19, (MBIA).............   3,738,605
             Jacksonville Hlth. Indl.
               Dev., Nat'l. Benevolent-Cypress
               Vlg., Ser. A:
   345,000   6.13%, 12/1/16.......................     354,022
 1,245,000   6.25%, 12/1/26.......................   1,304,349
 1,250,000   Lee Cnty. Hsg. Fin. Auth.
               7.20%, 3/1/27......................   1,379,975

                                  (CONTINUED)

                                                                         (logo)

                                    EVERGREEN
                           FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
             Lee Cnty. Hsg. Fin. Auth. RB,
               Single Family Mtg.,
               Multi-Cnty. Prog., Ser. A:
$1,700,000   7.45%, 9/1/27........................ $ 1,894,531
 3,685,000   7.50%, 9/1/27........................   4,102,363
 4,890,000   Leesburg Hosp. RB, Leesburg
               Regl. Med. Ctr. Proj., Ser. B
               5.70%, 7/1/18......................   4,937,531
   770,000   Leon Cnty. Hsg. Fin. Auth.
               RB, Single Family Mtg.,
               Multi-Cnty. Prog., Ser. B
               6.25%, 7/1/19, (GNMA)..............     797,458
 1,425,000   Manatee Cnty. Hsg. Fin. Auth.
               Mtg. RB
               7.45%, 5/1/27......................   1,583,645
 1,750,000   Manatee Cnty. Hsg. Fin. Auth.
               Mtg. RB, Single Family
               Subser. 1
               7.20%, 5/1/28......................   1,933,593
 5,000,000   Miami Hlth. Fac. Auth. RB
               5.25%, 8/15/15, (AMBAC)............   4,819,750
             Miami Beach Redev. Agency Tax
               Increment RB, City Center-Historic
               Convention Vlg.:
 2,000,000   5.63%, 12/1/09.......................   1,998,920
 3,000,000   5.80%, 12/1/13.......................   2,980,980
 2,000,000   5.88%, 12/1/22.......................   1,982,880
 1,500,000   North Miami Hlth. Fac. Auth. RB,
               Catholic Hlth. Svc. Oblig. Group
               6.00%, 8/15/16.....................   1,539,960
 1,000,000   North Tampa Hsg. Dev. Corp. RB,
               Cntry. Oaks Apts., Ser. A
               6.90%, 1/1/24, (FNMA)..............   1,052,620
 1,300,000   Northern Palm Beach Cnty. Impt. RB,
               Wtr. Ctl. & Impt.,
               Unit Dev. 9A, Ser. A
               7.20%, 8/1/16......................   1,366,131
 1,000,000   Okaloosa Cnty. Wtr. & Swr. RB
               6.00%, 7/1/11, (AMBAC).............   1,095,790
 3,000,000   Orange Cnty. Hlth. Facs. Auth. RB,
               Lakeside Apts. Inc.
               6.50%, 7/1/13......................   3,208,920
 4,000,000   Orlando Utils. Commission Wtr. &
               Elec. RB, Linked SAVRs/RIBs (a)
               5.60%, 10/6/17.....................   3,990,200
 3,000,000   Palm Beach Cnty. Criminal
               Justice Facs. RB
               7.20%, 6/1/15, (FGIC)..............   3,681,810
PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             FLORIDA-- CONTINUED
             Palm Beach Cnty. Hlth. Facs. Auth.
               RB, Good Samaritan Hlth. Sys.:
$3,695,000   6.20%, 10/1/11....................... $ 3,874,133
 6,000,000   6.30%, 10/1/22.......................   6,301,680
 4,440,000   Palm Beach Cnty. Hsg. Fin. Auth. RB,
               Daughters of Charity, Ser. B
               7.60%, 3/1/23, (GNMA)..............   4,718,921
 1,000,000   Palm Beach Cnty. Hsg. Fin. Auth. RB,
               Single Family Mtg., Ser. A
               6.50%, 10/1/21, (GNMA).............   1,052,830
 2,000,000   Palm Beach Cnty. IDR,
               Geriatric Care Inc. Proj.
               6.55%, 12/1/16.....................   2,132,720
 5,000,000   Pensacola Hlth. Facs. Auth. RB,
               Daughters of Charity Natl. Hlth.
               5.25%, 1/1/11......................   4,943,000
   860,000   Polk Cnty Hsg. Fin. Auth.
               RB, Single Family Mtg., Ser. A
               7.00%, 9/1/15......................     893,703
 8,350,000   Polk Cnty. Indl. Dev. Auth.,
               Tampa Elec. Co. Proj.
               5.85%, 12/1/30.....................   8,459,803
 1,500,000   Reedy Creek Impt. Dist.
               Util. RB, Ser. 1
               5.00%, 10/1/19, (MBIA).............   1,415,670
 1,800,000   Sarasota Cnty. Hlth. Fac.
               Auth. RB, Sunnyside Properties
               6.00%, 5/15/10.....................   1,824,084
 3,590,000   Seacoast Util. Auth. RB,
               Wtr. & Swr. Sys., Ser. A
               5.50%, 3/1/18, (FGIC)..............   3,683,663
 1,000,000   St. John's Cnty. Indl. Dev. Auth.,
               Bayview Proj., Ser. A
               7.00%, 10/1/12.....................   1,025,880
             Volusia Cnty. Ed. Facs. Auth. RB,
               Embry-Riddle Aero, Ser. A:
 3,500,000   6.13%, 10/15/16......................   3,632,755
 2,600,000   6.13%, 10/15/26......................   2,687,750
             Winter Haven Hsg. Auth. RB,
               Multi-Family Mtg., Abbey Lane
               Apts., Ser. C:
   850,000   7.00%, 7/1/12, (FNMA)................     901,969
 1,750,000   7.00%, 7/1/24, (FNMA)................   1,846,793
                                                   -----------
             TOTAL LONG-TERM INVESTMENTS
               (COST $145,060,611)................ 153,231,037
                                                   -----------

                                  (CONTINUED)

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                                    EVERGREEN
                           FLORIDA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

  SHARES                                           VALUE
---------------------------------------------------------------
MUTUAL FUND SHARES-- 3.6%
  (COST $5,881,000)
 5,881,000   Federated Municipal
               Obligations Fund.................... $ 5,881,000
                                                    -----------

             TOTAL INVESTMENTS--
               (COST $150,941,611)......     98.3%  159,112,037
             OTHER ASSETS AND
               LIABILITIES-- NET........       1.7    2,691,533
                                         --------- ------------
             NET ASSETS--...............    100.0% $161,803,570
                                         --------- ------------
                                         --------- ------------

SUMMARY OF ABBREVIATIONS:
AMBAC   Insured by American Municipal Bond
        Assurance Corporation
FGIC    Insured by Federal Guaranty Insurance Company
FNMA    Insured by Federal National Mortgage Association
FSA     Insured by Financial Security Assurance Company
GNMA    Insured by Government National Mortgage
        Association
IDR     Industrial Development Revenue Bond
LOC     Line of Credit
MBIA    Insured by Municipal Bond Investors Assurance
        Corporation
PCR     Pollution Control Revenue Bond
RIBs    Residual Interest Bonds
RB      Revenue Bond
SAVRs   Select Auction Variable Rate Securities

(a) At the discretion of the portfolio manager, these securities may be separated into securities with interest or principal payments that are linked to another rate or index and therefore would be considered derivative securities.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                         (logo)
                                    EVERGREEN
                           GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
LONG-TERM INVESTMENTS-- 95.5%
             GEORGIA-- 91.8%
$  500,000   Appling Cnty. Dev. Auth. PCR
               7.15%, 1/1/21, (MBIA).............. $   562,730
   300,000   Butts Cnty. COP
               6.75%, 12/1/14, (MBIA).............     335,394
 1,100,000   Cartersville, Dev. Auth. RB, Wtr. &
               Waste Facs.
               7.40%, 11/1/10.....................   1,328,954
   120,000   Cartersville, GO
               6.70%, 1/1/12......................     138,420
   500,000   Clayton Cnty. Hsg. Auth. Mtg. RB
               7.13%, 12/1/25, (FHA/VA)...........     533,950
 1,000,000   Coffee Cnty. Hosp. Auth. RB
               6.75%, 12/1/16.....................   1,006,990
   500,000   DeKalb Cnty. Hsg. Auth. RB, The Lakes
               at Indian Creek Proj.
               7.15%, 1/1/25, (FSA)...............     537,270
   500,000   DeKalb Cnty. Sch. Dist., Ser. A
               6.25%, 7/1/11......................     558,655
   600,000   Fayette Cnty. Sch. Dist.
               6.13%, 3/1/15......................     636,912
   500,000   Forsyth Cnty. Sch. Dist. GO
               6.75%, 7/1/16......................     586,345
   600,000   Fulton Cnty. Hsg. Auth. RB, Ser. C
               6.90%, 1/1/28......................     606,768
   400,000   Fulton Cnty. Wtr. & Swr. RB
               6.38%, 1/1/14, (FGIC)..............     452,228
   500,000   George L. Smith II, World Congress
               Ctr. Auth. RB, Domed Stadium Proj.
               7.88%, 7/1/20......................     547,085
   395,000   Georgia State, Hsg. & Fin. Auth. RB,
               Ser. A
               6.55%, 12/1/27.....................     414,063
   400,000   Georgia State, Muni. Elec. Auth. Pwr.
               RB, Ser. EE
               7.25%, 1/1/24, (AMBAC).............     505,984
   500,000   Glynn-Brunswick Mem. Hosp.
               Auth. RB
               6.00%, 8/1/16, (MBIA)..............     526,595
   500,000   Hall Cnty. Sch. Dist. GO
               6.70%, 12/1/14.....................     563,025
   330,000   Metro Atlanta Rapid Tran. Auth.,
               Sales Tax RB
               7.00%, 7/1/11, (FGIC)..............     392,033
   500,000   Putnam Cnty. Sch. Dist. GO
               6.90%, 2/1/14, (AMBAC).............     568,555
 1,500,000   Richmond Cnty. Dev. Auth. RB,
               Southern Care, Ser. C, (effective
               yield 5.72%) (a)
               0.00%, 12/1/21.....................     381,945

LONG-TERM INVESTMENTS-- CONTINUED
             GEORGIA-- CONTINUED
$  775,000   Savannah Eco. Dev. Auth. RB,
               Southern Care, Ser. C, (effective
               yield 5.72%) (a)
               0.00%, 12/1/21..................... $   197,338
             Savannah Hosp. Auth. RB, St. Joseph's
               Hosp. Proj.:
   800,000   6.13%, 7/1/12........................     846,024
   500,000   6.20%, 7/1/23........................     514,625
   300,000   Washington Cnty. Sch. Dist. GO 6.88%,
               1/1/14, (AMBAC)....................     340,335
                                                   -----------
                                                    13,082,223
                                                   -----------
             TEXAS-- 3.7%
   500,000   Lufkin Hlth. Facs. Dev. Corp. RB
               6.88%, 2/15/26.....................     536,625
                                                   -----------
             TOTAL LONG-TERM INVESTMENTS
               (COST $12,787,033).................  13,618,848
                                                   -----------

  SHARES
----------
MUTUAL FUND SHARES-- 3.5%
  (COST $494,000)
   494,000   Federated Municipal
               Obligations Fund...................     494,000
                                                   -----------

             TOTAL INVESTMENTS--
               (COST $13,281,033)........     99.0%  14,112,848
             OTHER ASSETS AND
               LIABILITIES-- NET.........       1.0     139,229
                                          --------- -----------
             NET ASSETS--................    100.0% $14,252,077
                                          --------- -----------
                                          --------- -----------

(a) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

SUMMARY OF ABBREVIATIONS:

AMBAC    Insured by American Municipal Bond Assurance
         Corporation
COP      Certificate of Participation
FGIC     Insured by Federal Guaranty Insurance Company
FHA/VA   Insured by Federal Housing Authority/Veterans
         Administration
FSA      Insured by Financial Security Assurance Company
GO       General Obligation Bond
MBIA     Insured by Municipal Bond Investors Assurance
         Corporation
PCR      Pollution Control Revenue Bond
RB       Revenue Bond

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)                             EVERGREEN
                        NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- 94.5%
             NEW JERSEY-- 2.5%
$1,430,000   Western Monmouth Util. Auth.
               RB, Sewer Revenue
               6.80%, 2/1/14...................... $ 1,494,636
                                                   -----------
             NORTH CAROLINA-- 76.6%
 1,315,000   Burlington Hsg. Auth. Mtg. RB,
               Burlington Homes, Sec. 8-A
               6.00%, 8/1/09......................   1,354,226
 1,000,000   Chapel Hill Parking Fac., COP
               6.35%, 12/1/18.....................   1,053,660
 1,455,000   Charlotte Hsg. Dev. Corp.
               Mtg. RB, Vantage 78 Apts.
               6.60%, 7/15/21, (FHA)..............   1,493,514
 1,475,000   Charlotte Stadium Parking
               Facs. Proj., COP, Ser. C
               6.00%, 6/1/14......................   1,521,418
 2,390,000   Cumberland Cnty. Civic Center
               Proj., COP, Ser. A
               6.40%, 12/1/24, (AMBAC)............   2,612,437
   920,000   Fremont Hsg. Dev. Corp. First
               Lien RB, Torhunta Apts.
               6.75%, 7/15/22, (FHA)..............     953,212
 1,000,000   Gastonia Combined Util. Sys. RB
               6.00%, 5/1/14, (MBIA)..............   1,053,050
 1,000,000   Harnett Cnty., COP
               6.40%, 12/1/14, (AMBAC)............   1,093,070
 1,000,000   Haywood Cnty. Indl. Facs. &
               Poll. Ctrl. Fin. Auth. RB,
               Champion Int'l. Corp. Proj.
               6.25%, 9/1/25......................   1,043,820
 4,750,000   Martin Cnty. Indl. Facs. &
               Poll. Ctrl. Fin. Auth. RB,
               Solid Waste Disp.,
               Weyerhauser Co.
               6.80%, 5/1/24......................   5,218,825
             North Carolina Hsg. Fin. &
               Dev. Auth. RB, Single Family:
 3,890,000   Ser. JJ
             6.15%, 3/1/11, (FHA).................   4,061,316
 1,390,000   Ser. T
             7.05%, 9/1/20, (FHA).................   1,470,425
   500,000   North Carolina Med. Care
               Cmnty. Hlth. Care Fac. RB,
               First Mtg. Southminster
               6.88%, 10/1/09.....................     529,180
PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             NORTH CAROLINA-- CONTINUED
             North Carolina Med. Care
               Cmnty. Hosp. RB:
$1,100,000   6.13%, 6/1/10........................ $ 1,164,152
 1,000,000   Duke University Hosp.
               Project, Ser. C
             5.25%, 6/1/17........................     984,220
 1,350,000   Rex Hosp. Proj.
             6.25%, 6/1/17........................   1,430,555
 3,000,000   North Carolina Muni. Pwr.
               Agcy. RB, No. 1 Catawba
               Elec., Ser. B
               5.00%, 1/1/20......................   2,883,900
             North Carolina Stud. Ed.
               Assist. Auth. RB:
 2,000,000   Ser. A
             6.30%, 7/1/15........................   2,078,540
 2,375,000   Ser. C
             6.35%, 7/1/16........................   2,476,840
 1,000,000   North Carolina Stud. Ed.
               Assist. Auth. RB, First Mtg.
               Southminister, Ser. A
               6.05%, 7/1/10......................   1,031,310
             North Carolina Muni. Pwr.
               Sys. Agcy. RB, Ser. A:
 3,750,000   6.50%, 1/1/18, (ETM).................   4,098,600
 4,000,000   5.00%, 1/1/21........................   3,825,640
 3,000,000   Univ. North Carolina Chapel
               Hill Hosp. RB
               5.00%, 2/15/29.....................   2,772,480
                                                   -----------
                                                    46,204,390
                                                   -----------
             TEXAS-- 7.4%
 1,500,000   Dallas Fort Worth Int'l. Arpt.
               Facs. Impt. Corp. RB,
               American Airlines Inc.
               6.00%, 11/1/14.....................   1,542,390
 2,750,000   Lufkin Hlth. Facs. Dev. Corp.
               RB, Mem. Hlth. Sys. of East Texas
               6.88%, 2/15/26.....................   2,951,437
                                                   -----------
                                                     4,493,827
                                                   -----------
             VIRGINIA-- 5.5%
             James City Cnty. Indl. Dev.
               Auth. RB, Residential Care
               Facs., First Mtg. Williamsburg
               Landing:
 1,750,000   6.63%, 3/1/19........................   1,794,573
 1,500,000   6.63%, 3/1/23........................   1,534,980
                                                   -----------
                                                     3,329,553
                                                   -----------

                                  (CONTINUED)

                                                                         (logo)
                                    EVERGREEN
                        NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             PUERTO RICO-- 2.5%
$1,400,000   Puerto Rico Ports Auth. RB,
               American Airlines Proj., Ser. A
               6.25%, 6/1/26...................... $ 1,484,252
                                                   -----------
             TOTAL LONG-TERM INVESTMENTS
               (COST $53,335,912).................  57,006,658
                                                   -----------

  SHARES
----------
MUTUAL FUND SHARES-- 4.5%
  (COST-- $2,739,000)
 2,739,000   Federated Municipal
               Obligations Fund...................   2,739,000
                                                   -----------
             TOTAL INVESTMENTS--
               (COST $56,074,912).........   99.0%  59,745,658
             OTHER ASSETS AND
               LIABILITIES-- NET..........     1.0     609,388
                                           ------- -----------
             NET ASSETS--.................  100.0% $60,355,046
                                           ------- -----------
                                           ------- -----------

SUMMARY OF ABBREVIATIONS:

AMBAC         Insured by American Municipal Bond Assurance Corporation
COP           Certificates of Participation
ETM           Escrowed to Maturity
FHA           Insured by Federal Housing Authority
MBIA          Insured by Municipal Bond Investors Assurance Corporation
RB            Revenue Bond

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
                        SOUTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- 97.3%
             SOUTH CAROLINA-- 97.3%
$  400,000   Calhoun Cnty. Solid Waste
               Disp. Facs. RB, Eastman Kodak
               Co. Proj.
               6.75%, 5/1/17...................... $   463,836
   400,000   Camden Pub. Util. RB,
               Refunding & Imp.
               5.50%, 3/1/17......................     403,052
             Charleston Cnty. Hlth. Facs.
               RB, First Mtg. Episcopal
               Church:
   300,000   7.13%, 4/1/20........................     313,836
   500,000   Ser. A
             6.25%, 4/1/19........................     502,510
             Darlington Cnty. IDR:
   500,000   Nucor Corp. Proj., Ser. A
               5.75%, 8/1/23......................     502,180
   750,000   Sonoco Products. Co. Proj.
               6.00%, 4/1/26......................     774,885
   200,000   Georgetown Cnty. Wtr. & Swr.
               Dist. RB
               6.50%, 6/1/17......................     203,148
   600,000   Greenville Hosp. Sys. RB,
               Hosp. Facs., Ser. B
               5.70%, 5/1/12......................     614,604
   400,000   Greenville Mem. Auditorium
               Dist. GO, Bi Lo Center Proj.
               5.75%, 4/1/18, (AMBAC).............     411,156
   300,000   Horry County Arpt. RB, Ser. A
               5.60%, 7/1/17......................     299,262
   400,000   Marion Cnty. RB, Hosp. Rev.
               5.38%, 11/1/25.....................     383,464
             Piedmont Muni. Pwr. Agcy.
               Elec. RB:
   800,000   6.55%, 1/1/16........................     802,616
             Refunding, Ser. A
   500,000   5.75%, 1/1/24........................     495,935
             South Carolina Jobs Eco. Dev.
               Auth. RB:
   200,000   Oconee Mem. Hosp.
               6.15%, 3/1/16......................     208,322
   400,000   Plasti Line Inc. Proj.
               6.25%, 7/1/17......................     400,620
   250,000   South Carolina State Ed.
               Assist. Auth. RB, Gtd. Stud.
               Ln., Sub. Lien
               5.88%, 9/1/07......................     262,013
   250,000   South Carolina State Ed. Facs.
               Auth. RB, Furman Univ. Proj.,
               Ser. A
               5.50%, 10/1/16.....................     250,810
PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             SOUTH CAROLINA-- CONTINUED
             South Carolina St. Hsg. Fin.
               & Dev. Auth. Mtg. RB:
$  100,000   6.55%, 7/1/15........................ $   105,601
   595,000   Heritage Crt. Apts.
             6.15%, 7/1/25........................     608,167
   675,000   Ser. A
             6.35%, 7/1/25........................     700,360
             South Carolina St. Hsg. Fin.
               & Dev. Auth. RB:
   500,000   5.95%, 7/1/29........................     506,250
   200,000   Homeownership Mtg., Ser. A
             7.55%, 7/1/11........................     211,698
   265,000   Hunting Ridge Apts. RB
             6.75%, 6/1/25........................     275,931
   300,000   Runaway Bay Apts. Proj.
             6.13%, 12/1/15.......................     304,644
   100,000   Ser. A
             6.80%, 11/15/11......................     106,098
   500,000   South Carolina St. Refunding,
               Ser. A
               5.75%, 1/1/22, (MBIA)..............     510,110
   500,000   Spartanburg County Hlth.
               Facs. RB, Ser. B
               5.50%, 4/15/27.....................     494,200
             Three Rivers Solid Waste
               Auth. RB, Capital
               Appreciation:
               (effective yield 5.61%) (a)
 1,015,000   0.00%, 1/1/16........................     367,968
             (effective yield 5.66%) (a)
 1,015,000   0.00%, 1/1/17........................     344,907
   585,000   York Cnty. IDR,
               Hoechst Celanese Corp.
               5.70%, 1/1/24......................     591,248
                                                   -----------
             TOTAL LONG-TERM INVESTMENTS
               (COST $11,892,323).................  12,419,431
                                                   -----------

  SHARES
----------
MUTUAL FUND SHARES-- 5.1%
  (COST $652,000)
   652,000   Federated Municipal
               Obligations Fund...................     652,000
                                                   -----------
             TOTAL INVESTMENTS--
               (COST $12,544,323).........  102.4%  13,071,431
             OTHER ASSETS AND
               LIABILITIES-- NET..........   (2.4)    (300,901)
                                           ------- -----------
             NET ASSETS--.................  100.0% $12,770,530
                                           ------- -----------
                                           ------- -----------

(a) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

SUMMARY OF ABBREVIATIONS:
AMBAC   Insured by American Municipal Bond Assurance Corporation
GO      General Obligation Bond
IDR     Industrial Development Revenue Bond
MBIA    Insured by Municipal Bond Investors Assurance Corporation
RB      Revenue Bond

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                         (logo)
                                    EVERGREEN
                           VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                                August 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- 96.9%
             DISTRICT OF COLUMBIA-- 1.5%
$  250,000   Metro. Washington DC Arpt.
               Auth. RB, Ser. B
               5.50%, 10/1/23..................... $   244,900
                                                   -----------
             VIRGINIA-- 95.4%
             Albemarle Cnty. Indl. Dev.
               Auth. RB, Residential Care
               Fac. Our Lady of Peace Inc.:
   100,000   6.45%, 7/1/15........................     102,953
   145,000   6.63%, 7/1/21........................     149,301
   350,000   Arlington Cnty. Indl. Dev.
               Auth. RB, The Nature
               Conservancy, Ser. A
               5.40%, 7/1/17......................     346,612
   390,000   Buena Vista Indl. Dev. Auth.
               RB, Wtr. & Swr. Fac. Route 60 Proj.
               6.25%, 7/15/11.....................     391,283
   250,000   Charlottesville-Albemarle
               Arpt. Auth. RB
             6.13%, 12/1/13.......................     255,588
   500,000   Chesapeake Redev. & Hsg.
               Auth. RB, Multi-Family Hsg.,
               Cedar Assoc., Ser. A
               7.75%, 6/1/20......................     515,730
   500,000   Chesterfield Cnty. Hlth. Ctr.
               Cmnty. Mtg. RB, Lucy Corr.
               Nursing Home Proj.
               5.88%, 12/1/21.....................     511,315
   370,000   Fairfax Cnty. Indl. Dev.
               Auth. RB, Hlth. Care, Inova
               Hlth. Sys. Proj.
               5.88%, 8/15/16.....................     381,300
   500,000   Fairfax Cnty. Redev. & Hsg.
               Auth. RB, Hsg. for the Elderly
               6.00%, 9/1/16, (FHA)...............     514,195
             Giles Cnty. Indl. Dev. Auth.
               RB, Hoechst Celanese Proj.:
   250,000   5.95%, 12/1/25.......................     256,632
   500,000   6.45%, 5/1/26........................     537,745
   500,000   Harrisonburg Redev. & Hsg.
               Auth. RB, Greens of Salem Run Proj.
               6.20%, 4/1/17......................     517,530
   350,000   Isle Wright Cnty. Indl. Dev.
               Auth. RB, Solid Waste Disp.
               Fac. Union Camp Corp. Proj.
               6.55%, 4/1/24......................     376,873
   600,000   James City Cnty. Indl. Dev.
               Auth. RB, Williamsburg Landing
               6.63%, 3/1/23......................     613,992
PRINCIPAL
  AMOUNT                                              VALUE
--------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             VIRGINIA-- CONTINUED
$1,000,000   King & Queen Cnty. Indl. Dev.
               Auth. RB, King & Queen Cnty.
               Courts Complex, Ser. A
               5.63%, 7/15/17..................... $   994,600
   700,000   King George Cnty. Indl. Dev.
               Auth. RB, King George Cnty.
               School Proj.
               6.40%, 8/1/16......................     722,722
   640,000   Portsmouth Redev. & Hsg.
               Auth. RB, Multi-Family Hsg., Ser. A
               6.30%, 9/1/26, (FNMA)..............     667,878
             Prince William Cnty. Indl.
               Dev. Auth. RB:
   500,000   ATCC Proj.
               6.00%, 2/1/14......................     518,400
   500,000   Potomac Hosp. Corp.
             6.75%, 10/1/15.......................     542,675
 1,250,000   Prince William Cnty. Park
               Auth. RB
               6.88%, 10/15/16....................   1,366,325
   400,000   Riverside Regl. Jail Auth. RB
               6.00%, 7/1/25, (MBIA)..............     420,908
   750,000   Virginia Port Auth. RB,
               Comwlth. Port Fund
               5.90%, 7/1/16......................     769,260
   400,000   Virginia Port Auth. RB, Port Fac.
               5.60%, 7/1/27, (MBIA)..............     396,528
   700,000   Virginia College Bldg. Auth.
               RB, Hampton Univ. Proj.
               5.75%, 4/1/14......................     715,925
             Virginia St. Hsg. Dev. Auth.
               RB, Comwlth. Mtg.:
             Ser. A
   100,000   7.10%, 1/1/17........................     105,503
             Ser. A, Subser. A-6
   100,000   6.95%, 1/1/10........................     103,957
             Ser. B, Subser. B-2
   500,000   6.65%, 1/1/13........................     536,675
             Ser. D, Subser. D-1
   300,000   6.10%, 1/1/19........................     311,202
             Ser. F, Subser. F-1
   300,000   6.25%, 7/1/12........................     314,148
             Virginia St. Hsg. Dev. Auth.
               RB, Multi-Family Hsg.:
             Ser. H
   300,000   6.35%, 11/1/11.......................     313,749
             Ser. O
   500,000   6.05%, 11/1/17.......................     507,330

                                  (CONTINUED)

(logo)
                                    EVERGREEN
                           VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                August 31, 1997

PRINCIPAL
  AMOUNT                                               VALUE
-------------------------------------------------------------------
LONG-TERM INVESTMENTS-- CONTINUED
             VIRGINIA-- CONTINUED
$  300,000   West Point Indl. Dev. Auth.
               RB, Solid Waste Disp. Fac.,
               Chesapeake Corp. Proj., Ser. B
               6.25%, 3/1/19...................... $   314,955
                                                   -----------
                                                    15,093,789
                                                   -----------
             TOTAL LONG-TERM INVESTMENTS
               (COST $14,771,682).................  15,338,689
                                                   -----------

  SHARES                                               VALUE
---------------------------------------------------------------

MUTUAL FUND SHARES-- 1.5%
  (COST $232,000)
   232,000   Federated Municipal
               Obligations Fund................... $   232,000
                                                   -----------
             TOTAL INVESTMENTS--
               (COST $15,003,682).........   98.4%  15,570,689
             OTHER ASSETS AND
               LIABILITIES-- NET..........     1.6     254,132
                                           ------- -----------
             NET ASSETS--.................  100.0% $15,824,821
                                           ------- -----------
                                           ------- -----------

SUMMARY OF ABBREVIATIONS:

FHA          Insured by Federal Housing Authority
FNMA         Insured by Federal National Mortgage Association
MBIA         Insured by Municipal Bond Investors Assurance Corporation
RB           Revenue Bond

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                         (logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                August 31, 1997

                                                       (logo)         (logo)         (logo)        (logo)        (logo)
                                                       FLORIDA                                      NORTH         SOUTH
                                                     HIGH INCOME      FLORIDA        GEORGIA      CAROLINA      CAROLINA
                                                         FUND           FUND          FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at market value (identified cost--
    $185,025,116, $150,941,611, $13,281,033,
    $56,074,912, $12,544,323 and $15,003,682,
    respectively)..................................  $191,997,078   $159,112,037   $14,112,848   $59,745,658   $13,071,431
  Cash.............................................            0             464           465             0           146
  Interest receivable..............................    3,392,928       2,577,016       166,405       854,839       187,334
  Receivable for Fund shares sold..................    1,875,061         784,613             0         7,000        38,500
  Unamortized organization expenses................       14,443               0             0             0             0
  Prepaid expenses and other assets................       25,818           7,850        11,190         2,228         7,165
--------------------------------------------------------------------------------------------------------------------------
    Total assets...................................  197,305,328     162,481,980    14,290,908    60,609,725    13,304,576
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased................    6,805,891               0             0             0       502,865
  Dividends payable................................      427,507         432,405        12,954        56,887        17,691
  Distribution fee payable.........................      109,586          45,272         8,737        53,518         5,495
  Payable for Fund shares redeemed.................       96,254          78,460        10,000        86,192             0
  Due to related parties...........................       43,008          83,649           463        27,909            66
  Accrued custodian fees...........................        9,000          13,200         1,300         9,715           960
  Due to custodian.................................        3,970               0             0             0             0
  Accrued expenses and other liabilities...........       66,931          25,424         5,377        20,458         6,969
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities..............................    7,562,147         678,410        38,831       254,679       534,046
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS.........................................  $189,743,181   $161,803,570   $14,252,077   $60,355,046   $12,770,530
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY
  Paid-in capital..................................  $183,979,565   $150,128,843   $14,019,261   $60,199,042   $12,209,433
  Undistributed net investment income..............       71,079         102,244         3,588             0         2,439
  Accumulated net realized gain (loss) on
    investments....................................   (1,279,425 )     3,402,057      (602,587)   (3,514,742)       31,550
  Net unrealized appreciation on investments.......    6,971,962       8,170,426       831,815     3,670,746       527,108
--------------------------------------------------------------------------------------------------------------------------
    TOTAL NET ASSETS...............................  $189,743,181   $161,803,570   $14,252,077   $60,355,046   $12,770,530
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
  Class A..........................................  $119,942,452   $105,672,609   $ 2,201,213   $ 8,114,829   $ 1,024,797
  Class B..........................................   63,474,546      31,281,385    10,870,454    48,197,720     4,734,195
  Class Y..........................................    6,326,183      24,849,576     1,180,410     4,042,497     7,011,538
--------------------------------------------------------------------------------------------------------------------------
                                                     $189,743,181   $161,803,570   $14,252,077   $60,355,046   $12,770,530
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
  Class A..........................................   11,013,506      10,589,864       222,411       782,431       101,700
  Class B..........................................    5,828,551       3,134,781     1,098,398     4,647,049       469,801
  Class Y..........................................      580,894       2,490,213       119,266       389,762       695,799
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A..........................................  $     10.89    $       9.98   $      9.90   $     10.37   $     10.08
--------------------------------------------------------------------------------------------------------------------------
  Class A-- Offering price (based on sales charge
    of 4.75%)......................................  $     11.43    $      10.48   $     10.39   $     10.89   $     10.58
--------------------------------------------------------------------------------------------------------------------------
  Class B..........................................  $     10.89    $       9.98   $      9.90   $     10.37   $     10.08
--------------------------------------------------------------------------------------------------------------------------
  Class Y..........................................  $     10.89    $       9.98   $      9.90   $     10.37   $     10.08
--------------------------------------------------------------------------------------------------------------------------

                                                       (logo)

                                                      VIRGINIA
                                                        FUND
---------------------------------------------------
ASSETS
  Investments at market value (identified cost--
    $185,025,116, $150,941,611, $13,281,033,
    $56,074,912, $12,544,323 and $15,003,682,
    respectively)..................................  $15,570,689
  Cash.............................................          617
  Interest receivable..............................      262,744
  Receivable for Fund shares sold..................       36,370
  Unamortized organization expenses................            0
  Prepaid expenses and other assets................        6,723
---------------------------------------------------
    Total assets...................................   15,877,143
---------------------------------------------------
LIABILITIES
  Payable for investments purchased................            0
  Dividends payable................................       25,082
  Distribution fee payable.........................        9,602
  Payable for Fund shares redeemed.................            0
  Due to related parties...........................       10,951
  Accrued custodian fees...........................        1,500
  Due to custodian.................................            0
  Accrued expenses and other liabilities...........        5,187
---------------------------------------------------
    Total liabilities..............................       52,322
---------------------------------------------------
NET ASSETS.........................................  $15,824,821
---------------------------------------------------
NET ASSETS REPRESENTED BY
  Paid-in capital..................................  $15,456,526
  Undistributed net investment income..............        6,150
  Accumulated net realized gain (loss) on
    investments....................................     (204,862)
  Net unrealized appreciation on investments.......      567,007
---------------------------------------------------
    TOTAL NET ASSETS...............................  $15,824,821
---------------------------------------------------
NET ASSETS CONSIST OF
  Class A..........................................  $ 2,933,967
  Class B..........................................    6,695,383
  Class Y..........................................    6,195,471
---------------------------------------------------
                                                     $15,824,821
---------------------------------------------------
SHARES OUTSTANDING
  Class A..........................................      291,836
  Class B..........................................      665,945
  Class Y..........................................      616,230
---------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A..........................................  $     10.05
---------------------------------------------------
  Class A-- Offering price (based on sales charge
    of 4.75%)......................................  $     10.55
---------------------------------------------------
  Class B..........................................  $     10.05
---------------------------------------------------
  Class Y..........................................  $     10.05
---------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                           Year Ended August 31, 1997

                                                       (logo)        (logo)        (logo)       (logo)       (logo)       (logo)
                                                       FLORIDA                                   NORTH        SOUTH
                                                     HIGH INCOME     FLORIDA       GEORGIA     CAROLINA     CAROLINA     VIRGINIA
                                                        FUND          FUND          FUND         FUND         FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest.........................................  $9,126,685    $ 9,416,396    $ 786,503    $3,595,558   $ 682,195    $ 848,887
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...................................     813,790        791,322       66,245      305,634       58,299       70,972
  Distribution Plan expenses.......................     618,859        574,097      101,554      510,687       47,664       68,701
  Transfer agent fees..............................     108,023        105,456       29,963       58,241       29,051       38,992
  Custodian fees...................................      64,433         68,109       39,566       52,247       40,242       39,704
  Administrative services fees.....................      52,864         65,916        5,267       24,354        4,596        9,900
  Professional fees................................      26,226         17,894       16,979       16,902       16,082       15,516
  Registration and filing fees.....................      73,818         24,152       23,623       23,925       21,552       21,315
  Trustees' fees and expenses......................       3,268          4,827        1,308        1,833          700          888
  Organization expenses............................       3,544         10,301        9,791       26,702       26,658        8,886
  Other............................................      35,761         42,017       16,209       16,423       25,879       18,370
  Fee waivers and/or expense reimbursements........    (330,629)      (272,815)    (117,219)           0     (137,607)    (114,180)
-----------------------------------------------------------------------------------------------------------------------------------
    Total expenses.................................   1,469,957      1,431,276      193,286    1,036,948      133,116      179,064
  Less: Indirectly paid expenses...................      (3,474)           (81)        (281)        (298)         (37)        (596)
-----------------------------------------------------------------------------------------------------------------------------------
    Net expenses...................................   1,466,483      1,431,195      193,005    1,036,650      133,079      178,468
-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME............................   7,660,202      7,985,201      593,498    2,558,908      549,116      670,419
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.................     145,751      4,253,020       84,767      297,379       42,822      177,142
  Net change in unrealized appreciation
    (depreciation) on investments..................   6,008,472      1,314,673      354,644    2,148,174      396,963      361,929
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on
    investments....................................   6,154,223      5,567,693      439,411    2,445,553      439,785      539,071
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS.....................................  $13,814,425   $13,552,894    $1,032,909   $5,004,461   $ 988,901    $1,209,490
-----------------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                         (logo)
                                    EVERGREEN
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year Ended August 31, 1997

                                                       (logo)         (logo)         (logo)         (logo)        (logo)
                                                       FLORIDA                                      NORTH         SOUTH
                                                     HIGH INCOME      FLORIDA        GEORGIA      CAROLINA      CAROLINA
                                                         FUND           FUND          FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income............................  $ 7,660,202    $  7,985,201   $   593,498   $ 2,558,908   $   549,116
  Net realized gain on investments.................      145,751       4,253,020        84,767       297,379        42,822
  Net change in unrealized appreciation
    (depreciation) on investments..................    6,008,472       1,314,673       354,644     2,148,174       396,963
--------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations...................................   13,814,425      13,552,894     1,032,909     5,004,461       988,901
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................................   (5,491,178)     (5,824,608)     (110,152)     (403,703)      (44,289)
    Class B........................................   (1,956,616)     (1,295,519)     (408,815)   (2,042,140)     (187,294)
    Class Y........................................     (212,408)       (960,612)      (75,880)     (201,277)     (318,010)
  Net realized gains on investments:
    Class A........................................            0        (665,344)            0             0        (1,178)
    Class B........................................            0        (171,649)            0             0        (5,778)
    Class Y........................................            0         (81,865)            0             0        (7,006)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders............   (7,660,202)     (8,999,597)     (594,847)   (2,647,120)     (563,555)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold........................  102,384,802      27,824,216     3,285,353     5,860,717     4,936,067
  Proceeds from reinvestment of distributions......    3,354,164       2,877,333       422,287     1,817,312       346,366
  Payment for shares redeemed......................  (19,605,169)    (30,281,998)   (2,738,013)  (10,822,725)   (2,614,880)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..............   86,133,797         419,551       969,627    (3,144,696)    2,667,553
--------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets......   92,288,020       4,972,848     1,407,689      (787,355)    3,092,899
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
  Beginning of year................................   97,455,161     156,830,722    12,844,388    61,142,401     9,677,631
--------------------------------------------------------------------------------------------------------------------------
  END OF YEAR......................................  $189,743,181   $161,803,570   $14,252,077   $60,355,046   $12,770,530
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income................  $    71,079    $    102,244   $     3,588   $         0   $     2,439
--------------------------------------------------------------------------------------------------------------------------

                                                       (logo)

                                                      VIRGINIA
                                                        FUND
---------------------------------------------------
OPERATIONS
  Net investment income............................  $   670,419
  Net realized gain on investments.................      177,142
  Net change in unrealized appreciation
    (depreciation) on investments..................      361,929
---------------------------------------------------
    Net increase in net assets resulting from
      operations...................................    1,209,490
---------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................................     (142,824)
    Class B........................................     (257,414)
    Class Y........................................     (271,563)
  Net realized gains on investments:
    Class A........................................            0
    Class B........................................            0
    Class Y........................................            0
---------------------------------------------------
    Total distributions to shareholders............     (671,801)
---------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold........................    4,600,357
  Proceeds from reinvestment of distributions......      369,743
  Payment for shares redeemed......................   (2,804,295)
---------------------------------------------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..............    2,165,805
---------------------------------------------------
      Total increase (decrease) in net assets......    2,703,494
NET ASSETS
---------------------------------------------------
  Beginning of year................................   13,121,327
---------------------------------------------------
  END OF YEAR......................................  $15,824,821
---------------------------------------------------
Undistributed net investment income................  $     6,150
---------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(logo)
                                    EVERGREEN
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year Ended August 31, 1996

                                                       (logo)        (logo)         (logo)        (logo)        (logo)
                                                       FLORIDA                                     NORTH         SOUTH
                                                     HIGH INCOME     FLORIDA        GEORGIA      CAROLINA      CAROLINA
                                                        FUND           FUND          FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income............................  $4,708,138    $  8,509,981   $   565,522   $ 2,585,742    $ 384,455
  Net realized gain (loss) on investments..........     (67,136)      1,550,230        28,904       483,051       10,377
  Net change in unrealized appreciation
    (depreciation) on investments..................     (42,880)     (2,163,335)       57,035      (416,432)      19,665
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations...................................   4,598,122       7,896,876       651,461     2,652,361      414,497
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A........................................  (4,083,337)     (6,726,492)     (100,626)     (396,192)     (38,206)
    Class B........................................    (562,849)     (1,290,196)     (357,853)   (2,003,550)    (168,950)
    Class Y........................................     (61,952)       (417,123)     (109,101)     (147,923)    (177,721)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders............  (4,708,138)     (8,433,811)     (567,580)   (2,547,665)    (384,877)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold........................  51,887,683      23,857,675     5,651,629    10,964,230    4,780,175
  Proceeds from reinvestment of distributions......   1,815,929       2,678,816       366,974     1,752,076      251,384
  Payment for shares redeemed...................... (18,826,666)    (36,571,005)   (4,232,687)  (10,003,099)  (1,208,640)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..............  34,876,946     (10,034,514)    1,785,916     2,713,207    3,822,919
-------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets......  34,766,930     (10,571,449)    1,869,797     2,817,903    3,852,539
NET ASSETS
  Beginning of year................................  62,688,231     167,402,171    10,974,591    58,324,498    5,825,092
-------------------------------------------------------------------------------------------------------------------------
  END OF YEAR...................................... $97,455,161    $156,830,722   $12,844,388   $61,142,401    $9,677,631
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (distributions
  in excess of net investment income)..............  $   (7,223)   $     98,832   $     1,349   $    88,212    $     477
-------------------------------------------------------------------------------------------------------------------------

                                                       (logo)

                                                      VIRGINIA
                                                        FUND
---------------------------------------------------
OPERATIONS
  Net investment income............................   $ 458,280
  Net realized gain (loss) on investments..........     (98,854)
  Net change in unrealized appreciation
    (depreciation) on investments..................      47,564
---------------------------------------------------
    Net increase in net assets resulting from
      operations...................................     406,990
---------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A........................................    (117,625)
    Class B........................................    (238,415)
    Class Y........................................    (105,354)
---------------------------------------------------
    Total distributions to shareholders............    (461,394)
---------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold........................   6,625,000
  Proceeds from reinvestment of distributions......     309,870
  Payment for shares redeemed......................  (1,791,146)
---------------------------------------------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..............   5,143,724
---------------------------------------------------
      Total increase (decrease) in net assets......   5,089,320
NET ASSETS
  Beginning of year................................   8,032,007
---------------------------------------------------
  END OF YEAR......................................  $13,121,327
---------------------------------------------------
Undistributed net investment income (distributions
  in excess of net investment income)..............   $   1,382
---------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                         (logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen State Tax Free Funds consist of Evergreen Florida High Income Municipal Bond Fund ("Florida High Income Fund"), Evergreen Florida Municipal Bond Fund ("Florida Fund"), Evergreen Georgia Municipal Bond Fund ("Georgia Fund"), Evergreen North Carolina Municipal Bond Fund ("North Carolina Fund"), Evergreen South Carolina Municipal Bond Fund ("South Carolina Fund") and Evergreen Virginia Municipal Bond Fund ("Virginia Fund"), (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund, except Florida High Income Fund, is a separate series of Evergreen Investment Trust. Florida High Income Fund is a series of Evergreen Municipal Trust.

The Funds offer Class A, Class B and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class
A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

C. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

D. DISTRIBUTIONS
Distributions from net investment income for each Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of market discount on securities.

E. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

F. ORGANIZATION EXPENSES
Organization expenses for the Florida High Income Fund are amortized to operations over a five-year period beginning June 30, 1995 on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

(logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Organization expenses of the Florida, Georgia, North Carolina, South Carolina and Virginia Funds were initially borne by the Funds' prior administrator. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the prior administrator. As of, and for the year ended August 31, 1997, the Funds paid and have a remaining liability to First Union as follows:

                                                              REMAINING
                                                  PAYMENTS    LIABILITY
-----------------------------------------------------------------------
Florida Fund...................................   $10,301      $11,093
Georgia Fund...................................     9,791        9,520
North Carolina Fund............................    26,702            0
South Carolina Fund............................    26,658       30,466
Virginia Fund..................................     8,886        9,569

2. CAPITAL SHARE TRANSACTIONS

Each of the Funds has an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B and Class Y. Transactions in shares of the Funds were as follows:

                                                                                           YEAR ENDED AUGUST 31,
                                                                                     1997                         1996
                                                                          --------------------------    --------------------------
FLORIDA HIGH INCOME FUND                                                    SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold............................................................    4,908,227    $ 52,353,817     3,124,792    $ 32,820,683
Shares issued in reinvestment of distributions.........................      218,163       2,333,137       141,897       1,492,720
Shares redeemed........................................................   (1,431,303)    (15,236,336)   (1,673,161)    (17,673,622)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................    3,695,087    $ 39,450,618     1,593,528    $ 16,639,781
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............................................................    4,247,193    $ 45,291,821     1,606,756    $ 16,929,901
Shares issued in reinvestment of distributions.........................       89,841         961,874        29,466         309,488
Shares redeemed........................................................     (352,500)     (3,764,886)      (93,856)       (985,765)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................    3,984,534    $ 42,488,809     1,542,366    $ 16,253,624
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold............................................................      443,071    $  4,739,164       203,571    $  2,137,099
Shares issued in reinvestment of distributions.........................        5,518          59,153         1,303          13,721
Shares redeemed........................................................      (56,700)       (603,947)      (15,879)       (167,279)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................      391,889    $  4,194,370       188,995    $  1,983,541
----------------------------------------------------------------------------------------------------------------------------------



FLORIDA FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold............................................................      680,065    $  6,676,415       647,176    $  6,349,216
Shares issued in reinvestment of distributions.........................      200,942       1,980,889       198,575       1,954,093
Shares redeemed........................................................   (2,225,426)    (21,851,674)   (2,919,201)    (28,758,982)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease...........................................................   (1,344,419)   $(13,194,370)   (2,073,450)   $(20,455,673)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............................................................      586,099    $  5,756,602       720,789    $  7,109,005
Shares issued in reinvestment of distributions.........................       77,038         759,420        67,958         668,617
Shares redeemed........................................................     (503,356)     (4,943,204)     (621,849)     (6,110,433)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................      159,781    $  1,572,818       166,898    $  1,667,189
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold............................................................    1,566,132    $ 15,391,199     1,061,203    $ 10,399,454
Shares issued in reinvestment of distributions.........................       13,894         137,024         5,711          56,106
Shares redeemed........................................................     (353,969)     (3,487,120)     (172,594)     (1,701,590)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................    1,226,057    $ 12,041,103       894,320    $  8,753,970
----------------------------------------------------------------------------------------------------------------------------------

                                                                         (logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           YEAR ENDED AUGUST 31,
                                                                                     1997                          1996
                                                                          --------------------------    --------------------------
GEORGIA FUND                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold............................................................       58,988    $    571,356        37,924    $    365,163
Shares issued in reinvestment of distributions.........................        7,041          68,727         7,779          75,126
Shares redeemed........................................................      (47,699)       (464,268)      (63,160)       (605,087)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)................................................       18,330    $    175,815       (17,457)   $   (164,798)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............................................................      234,534    $  2,292,070       268,620    $  2,600,226
Shares issued in reinvestment of distributions.........................       30,017         293,086        26,313         253,826
Shares redeemed........................................................     (134,483)     (1,307,027)     (122,257)     (1,183,493)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................      130,068    $  1,278,129       172,676    $  1,670,559
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold............................................................       43,212    $    421,927       280,783    $  2,686,240
Shares issued in reinvestment of distributions.........................        6,202          60,474         3,963          38,022
Shares redeemed........................................................      (99,306)       (966,718)     (256,913)     (2,444,107)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)................................................      (49,892)   $   (484,317)       27,833    $    280,155
----------------------------------------------------------------------------------------------------------------------------------



NORTH CAROLINA FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold............................................................      104,597    $  1,069,375       118,007    $  1,198,058
Shares issued in reinvestment of distributions.........................       27,845         283,991        27,147         275,346
Shares redeemed........................................................     (150,887)     (1,540,570)     (176,511)     (1,780,168)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease...........................................................      (18,445)   $   (187,204)      (31,357)   $   (306,764)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............................................................      387,839    $  3,937,543       635,229    $  6,447,862
Shares issued in reinvestment of distributions.........................      148,184       1,511,443       144,603       1,466,473
Shares redeemed........................................................     (839,134)     (8,524,353)     (759,219)     (7,700,019)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)................................................     (303,111)   $ (3,075,367)       20,613    $    214,316
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold............................................................       84,295    $    853,799       327,111    $  3,318,310
Shares issued in reinvestment of distributions.........................        2,138          21,878         1,016          10,257
Shares redeemed........................................................      (74,420)       (757,802)      (51,457)       (522,912)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................       12,013    $    117,875       276,670    $  2,805,655
----------------------------------------------------------------------------------------------------------------------------------



SOUTH CAROLINA FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold............................................................       41,892    $    414,564        31,170    $    305,932
Shares issued in reinvestment of distributions.........................        2,239          22,308         1,829          17,842
Shares redeemed........................................................      (29,248)       (286,768)       (9,800)        (95,582)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................       14,883    $    150,104        23,199    $    228,192
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............................................................       55,162    $    544,288       109,335    $  1,062,828
Shares issued in reinvestment of distributions.........................       14,381         142,689        12,969         126,461
Shares redeemed........................................................      (41,753)       (410,305)      (49,850)       (485,446)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................       27,790    $    276,672        72,454    $    703,843
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold............................................................      400,553    $  3,977,215       349,743    $  3,411,415
Shares issued in reinvestment of distributions.........................       18,276         181,369        10,998         107,081
Shares redeemed........................................................     (193,151)     (1,917,807)      (65,167)       (627,612)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................      225,678    $  2,240,777       295,574    $  2,890,884
----------------------------------------------------------------------------------------------------------------------------------

(logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                            YEAR ENDED AUGUST 31,
                                                                                     1997                          1996
                                                                          --------------------------    --------------------------
VIRGINIA FUND                                                               SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold............................................................       52,270    $    516,653       105,025    $  1,032,730
Shares issued in reinvestment of distributions.........................       12,391         122,884        10,186          99,877
Shares redeemed........................................................      (71,543)       (705,708)      (21,674)       (211,176)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)................................................       (6,882)   $    (66,171)       93,537    $    921,431
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............................................................      127,982    $  1,276,030       145,062    $  1,427,003
Shares issued in reinvestment of distributions.........................       18,384         182,440        19,108         187,592
Shares redeemed........................................................      (96,368)       (959,225)      (74,064)       (721,093)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................       49,998    $    499,245        90,106    $    893,502
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold............................................................      284,030    $  2,807,674       425,577    $  4,165,267
Shares issued in reinvestment of distributions.........................        6,490          64,419         2,286          22,401
Shares redeemed........................................................     (114,905)     (1,139,362)      (87,094)       (858,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase...........................................................      175,615    $  1,732,731       340,769    $  3,328,791
----------------------------------------------------------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended August 31, 1997:

                                                COST OF        PROCEEDS
                                               PURCHASES      FROM SALES
-------------------------------------------------------------------------
Florida High Income Fund...................   $127,507,828    $43,933,866
Florida Fund...............................     62,562,977     67,138,568
Georgia Fund...............................      4,761,178      4,200,233
North Carolina Fund........................     29,901,470     34,034,440
South Carolina Fund........................      9,501,226      6,901,828
Virginia Fund..............................     12,133,746     10,145,848

On August 31, 1997, the tax cost and composition of gross unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                GROSS          GROSS
                                                  TAX         UNREALIZED     UNREALIZED    NET UNREALIZED
                                                  COST       APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Florida High Income Fund...................   $185,025,116    $7,034,248      $(62,286)      $6,971,962
Florida Fund...............................    150,941,611     8,172,823        (2,397)       8,170,426
Georgia Fund...............................     13,281,033       831,815             0          831,815
North Carolina Fund........................     56,074,912     3,670,746             0        3,670,746
South Carolina Fund........................     12,544,323       527,108             0          527,108
Virginia Fund..............................     15,003,682       568,192        (1,185)         567,007

As of August 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                                  EXPIRATION
                                                                       ---------------------------------
                                                                          2002         2003       2004
                                                                       ----------    --------    -------
Florida High Income Fund............................................   $  577,000    $635,000    $64,000
Georgia Fund........................................................           --     603,000         --
North Carolina Fund.................................................    3,515,000          --         --
Virginia Fund.......................................................      175,000      30,000         --

                                                                         (logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DISTRIBUTION PLANS

Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as the principal underwriter for each of the Funds.

Each Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Each class, except Class Y, currently pays an annual service fee equal to 0.25% of the average daily net assets of the class. Class B also presently pays an annual distribution fee equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

The Funds have entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to an annual fee of 0.25% of Class B average daily net assets, as referred to above, for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B shares.

During the year ended August 31, 1997, amounts paid or accrued to EKD and fees waived, if any, pursuant to each Fund's Class A and Class B Distribution Plans were as follows:

                                                                                                 FEES
                                                                                                WAIVED
                                                                       CLASS A     CLASS B     CLASS A
-------------------------------------------------------------------------------------------------------
Florida High Income Fund............................................   $235,662    $383,197    $      0
Florida Fund........................................................    275,983     298,114     191,541
Georgia Fund........................................................      5,499      96,055           0
North Carolina Fund.................................................     20,523     490,164           0
South Carolina Fund.................................................      2,271      45,393           0
Virginia Fund.......................................................      7,230      61,471           0

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B shares would be within permitted limits.

EKD has advised the Funds that it has retained front-end sales charges resulting from the sales of Class A shares during the year ended August 31, 1997 as follows:

Florida High Income Fund................................   $34,454
Florida Fund............................................    22,335
Georgia Fund............................................     2,488
North Carolina Fund.....................................     2,377
South Carolina Fund.....................................       710
Virginia Fund...........................................     1,596

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD.

5. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

The Capital Management Group of First Union National Bank of North Carolina ("CMG"), a subsidiary of First Union, serves as the investment adviser to each Fund and is paid a management fee that is computed daily and paid monthly. CMG is paid at an annual rate of 0.50% of the average daily net assets of the Florida Fund, Georgia Fund, North Carolina Fund, South Carolina Fund and Virginia Fund. CMG is paid at an annual rate of 0.60% of the average daily net assets of the Florida High Income Fund.

For each Fund, Evergreen Keystone Investment Services, Inc. ("EKIS"), a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS Fund Services became sub-administrator to each of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net asset value of each Fund. BISYS, as sub-administrator, compensates the officers of each Fund.

(logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended August 31, 1997, investment management fees and administration fees were waived and/or expenses reimbursed as follows:

                                                          MANAGEMENT
                                                             FEES       ADMINISTRATION     EXPENSES
                                                            WAIVED       FEES WAIVED      REIMBURSED
----------------------------------------------------------------------------------------------------
Florida High Income Fund...............................    $330,629         $    0         $      0
Florida Fund...........................................      81,274              0                0
Georgia Fund...........................................      66,245          4,027           46,947
South Carolina Fund....................................      58,299          3,810           75,498
Virginia Fund..........................................      70,972          4,281           38,927

During the year ended August 31, 1997, the Funds paid or accrued to EKIS the following amounts for certain administrative services:

Florida High Income Fund................................   $43,778
Florida Fund............................................    52,171
Georgia Fund............................................     4,368
North Carolina Fund.....................................    20,199
South Carolina Fund.....................................     3,810
Virginia Fund...........................................     8,940

Effective May 5, 1997, Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, began providing transfer and dividend disbursing agent services for the Funds that were formerly provided by State Street Bank and Trust Company ("State Street").

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Funds' Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of August 31, 1997, the value of the Trustees deferral account for each Fund was as follows:

Florida High Income Fund.................................   $6,242
Florida Fund.............................................    6,265
Georgia Fund.............................................      512
North Carolina Fund......................................    2,436
South Carolina Fund......................................      388
Virginia Fund............................................      480

8. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the year ended August 31, 1997, the Funds had no borrowings under this agreement.

9. CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of its assets in issuers located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

                                                                         (logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Evergreen Investment Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen State Tax Free Funds listed below as of August 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods listed below:

    EVERGREEN FLORIDA MUNICIPAL BOND FUND-- statement of operations for the year ended August 31, 1997, statements of changes in net assets for each of the years in the two-year period ended August 31, 1997 and the financial highlights for the periods presented on pages 10 and 11.

    EVERGREEN GEORGIA MUNICIPAL BOND FUND-- statement of operations for the year ended August 31, 1997, statements of changes in net assets for each of the years in the two-year period ended August 31, 1997 and the financial highlights for the periods presented on pages 12 and 13.

    EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND-- statement of operations for the year ended August 31, 1997, statements of changes in net assets for each of the years in the two-year period ended August 31, 1997 and the financial highlights for the periods presented on pages 14 and 15.

    EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND-- statement of operations for the year ended August 31, 1997, statements of changes in net assets for each of the years in the two-year period ended August 31, 1997 and the financial highlights for the periods presented on pages 16 and 17.

    EVERGREEN VIRGINIA MUNICIPAL BOND FUND-- statement of operations for the year ended August 31, 1997, statements of changes in net assets for each of the years in the two-year period ended August 31, 1997 and the financial highlights for the periods presented on pages 18 and 19.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund as of August 31, 1997, the results of their operations, the changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
October 10, 1997

(logo)

                                    EVERGREEN
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
EVERGREEN FLORIDA HIGH INCOME MUNICIPAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Florida High Income Municipal Bond Fund (the "Fund"), one of the Evergreen Municipal Trust Portfolios, at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period ended August 31, 1997 and for the four month period ended August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended and indicated periods prior to, April 30, 1995 were audited by other independent accountants whose report dated June 2, 1995 expressed an unqualified opinion.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York

October 14, 1997

                                                                         (logo)
                                    EVERGREEN
--------------------------------------------------------------------------------

               FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
100% of the dividends distributed by Florida High Income Fund, Georgia Fund and the North Carolina Fund and 99% of the dividends distributed by Florida Fund, South Carolina Fund and the Virginia Fund for the year ended August 31, 1997 are exempt from federal income tax, other than alternative minimum tax.

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









                    (This Page Left Blank Intentionally)

                    (This Page Left Blank Intentionally)

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                 ________________________________________
                |     NOT             May lose value     |
                |     FDIC            No bank guarantee  |
                |   INSURED                              |
                |________________________________________|

                    Evergreen Funds Distributor, Inc.

62544                                                          540712 Rev. 01
                                                                        10/97

                            EVERGREEN KEYSTONE FUNDS
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                              200 Berkeley Street
                             Boston, MA 02116-5034


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.

Attn: File Room

Re: Evergreen Municipal Trust (Evergreen Florida High
    Income Municipal Bond Fund)
    File No. 811-5579
    CCC # 4#95fcsi
    CIK # 0000836375

    Evergreen Investment Trust (Evergreen Florida Municipal Bond Fund, Evergreen
                                Georgia Municipal Bond Fund, Evergreen North
                                Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund)

    File No. 811-4154
    CCC # 4apyfsr*
    CIK # 0000757440

Commissioners:

Please be advised that the Annual Report for the above referenced Fund(s) were submitted to your office on November 5, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3570.

                                                 Very Truly Yours,

                                                 /s/ Doug Miller
                                                 Doug Miller
                                                 Assistant Vice President





COMBINED
ANNUAL REPORT
SHAREHOLDERS


September 30, 1997

 . The U.S. Government Securities Fund

 . The Style Manager: Large Cap Fund

 . The Style Manager Fund

 . The Virginia Municipal Bond Fund

 . The Maryland Municipal Bond Fund

 . The Treasury Money Market Fund

 . The Money Market Fund

 . The Tax-Free Money Market Fund

Funds Managed by

[LOGO] VIRTUS
       CAPITAL MANAGEMENT, INC.

The Investment Adviser to The Virtus Funds is Virtus Capital Management, Inc., a subsidiary of Signet Banking corporation. The Virtus Funds are administered by subsidiaries of Federated Investors, independent of Signet.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by FDIC. They involve risk, including the possible loss of principal invested.

Virtus Capital Management, Inc. is the investment adviser for The Virtus Funds. Federated Securities Corp. is the distributor of The Funds.

Federated Securities Corp., Distributor, is independent of Signet Bank.


[LOGO] VIRTUS
       FUNDS


MESSAGE TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Investor:

Here is your Annual Report for The Virtus Funds, which covers the 12-month period from October 1, 1996 through September 30, 1997.

On the following pages, you will find complete financial information for every fund in the Virtus family. The sections for The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund begin with a management discussion and analysis by the portfolio manager, followed by a long-term performance graph. Each fund also contains a complete list of holdings, and the financial statements.

As the following fund-by-fund summary indicates, the reporting period was very strong for stocks and improved for bonds:

 . THE U.S. GOVERNMENT SECURITIES FUND paid a dividend stream totaling $0.60 per share for Investment Shares ($0.63 for Trust Shares). These dividends helped the fund produce a total return of 6.89% for Investment Shares (7.16% for Trust Shares) in an improved bond market.* The net asset value of both share classes increased slightly from $9.89 on the first day of the period to $9.95 on the last day of the period. At the end of the reporting period, net assets amounted to more than $157 million.

 . THE STYLE MANAGER: LARGE CAP FUND produced a strong total return of 37.02% for
  Investment Shares (37.37% for Trust Shares) in a highly favorable environment for stocks.* The fund's high-quality stock portfolio paid dividends of $0.14 per share and capital gains of $1.83 per share for Investment Shares (and dividends of $0.18 per share and capital gains of $1.83 per share for Trust Shares). The net asset value of each share class rose 19% from the first day of the period to the last day of the period. At the end of the reporting period, net assets amounted to more than $106 million.

 . THE STYLE MANAGER FUND produced an extremely strong total return of 44.01%* through dividends totaling $0.24 per share and capital gains totaling $0.63 per share. In a highly favorable stock market environment, the fund's net asset value soared from $11.47 on the first day of the period to $15.37 on the last day. Net assets exceeded $76 million on the last day of the reporting period.

 . THE VIRGINIA MUNICIPAL BOND FUND paid double-tax-free dividends** of $0.42 per share for Investment Shares ($0.45 for Trust Shares) through a portfolio that included 29 Virginia municipal bonds. This income stream helped the fund produce a total return of 7.74% for Investment Shares (8.00% for Trust Shares) in a difficult bond market.* The net asset value for both share classes increased from $10.68 on the first day of the period to $11.07 on the last day of the period. Net assets totaled more than $78 million on the last day of the reporting period.

 . THE MARYLAND MUNICIPAL BOND FUND paid double-tax-free dividends** totaling
  $0.37 per share for Investment Shares ($0.40 for Trust Shares). This income stream helped the fund produce a total return of 6.92% for Investment Shares (7.19% for Trust Shares) in a difficult bond market.* The net asset value for both share classes increased from $10.56 on the first day of the period to $10.91 on the last day of the period. At the end of the reporting period, net assets totaled more than $33 million.

 . THE TREASURY MONEY MARKET FUND, a portfolio of U.S. Treasury money market securities, paid dividends totaling $0.05 per share for both Trust Shares and Investment Shares. Assets totaled more than $317 million on the last day of the reporting period.+

 . THE MONEY MARKET FUND paid dividends totaling $0.05 per share for both Trust
  Shares and Investment Shares through its portfolio of high-quality money market securities. The fund ended the reporting period with more than $241 million in net assets.+

 . THE TAX-FREE MONEY MARKET FUND, a portfolio of municipal money market securities, paid tax-free dividends totaling $0.03 per share.++ At the end of the reporting period, net assets reached more than $57 million.+


Thank you for pursuing your financial goals through The Virtus Funds. We hope you are pleased with your progress.

Sincerely,
/s/ John S. Hall
John S. Hall
Chief Investment Officer
Virtus Capital Management, Inc.
Investment Adviser to The Virtus Funds

November 15, 1997
--------
 * Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Reflecting the fund's contingent deferred sales charge, the total returns of The Virtus Funds were as follows: The U.S. Government Securities Fund (Investment Shares): 4.75%; The Style Manager
  Fund: 41.85%; The Style Manager: Large Cap Fund (Investment Shares):
  34.75%; The Virginia Municipal Bond Fund (Investment Shares): 5.70%; and The Maryland Municipal Bond Fund (Investment Shares): 4.87%.
**Income may be subject to the federal alternative minimum tax.
 +Although money market funds seek to maintain a stable net asset value of $1.00 a share, there is no guarantee that they will be able to do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.
++Income may be subject to the federal alternative minimum tax and state and local taxes.


THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

Overall, during the last year, we have experienced a relatively calm U.S. fixed income market. While interest rates on maturities longer than two years declined by roughly .50% during the year, that was reasonably mild compared to yield changes observed over the last 20 years. Even the extreme yields observed on five-year Treasuries remained in a fairly narrow range by historical standards. The five-year Treasury saw a low yield of about 5.80% and a high yield of about 6.80% during the 12-month period ended September 30, 1997. One recent study indicated that a year in which interest rates moved by less than 2.00% is reasonably uncommon.

Our overall average maturity position has remained neutral since November 1996. We felt that interest rates would not move by large amounts, and shifted our investment focus from direct Treasuries to mortgage-backed securities and a few callable agencies, which seek to provide a better total return through a higher income component during periods when interest rates are reasonably quiet. Thus, we were able to provide a good total return despite not actively making changes to the average maturity of the portfolio in anticipation of changes in interest rates. For the fiscal year ended September 30, 1997, the fund produced average annual total returns of 6.89% and 7.16% for Investment Shares and Trust Shares, respectively.*

Most of the additional mortgage-backed securities were purchased in the earlier part of the year. After the first quarter of 1997, the yield advantage of buying mortgage-backed securities fell to near historical lows and subsequent additional investments have been postponed. Only recently have yields become slightly more attractive on mortgage-backed securities. For the time being, the fund will maintain an average maturity similar to that of the Lehman Brothers Intermediate Government Bond Index**, and will consider buying additional mortgage-backed securities to help improve the income and total return characteristics when we believe the additional yield received will compensate us for the additional risk of pre-payments associated with mortgage-backed securities.
--------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** Lehman Brothers Intermediate Government Bond Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. This index is unmanaged and investments cannot be made in an index.


THE U.S. GOVERNMENT SECURITIES FUND--Investment Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE U.S. GOVERNMENT SECURITIES FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The U.S. Government Securities Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers Intermediate Government Bond Index ("LBIGB").+


GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     4.75%
5 Year                                                     4.70%
Start of Performance (10/16/90)                            7.10%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The LBIGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBIGB has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE U.S. GOVERNMENT SECURITIES FUND--Trust Shares
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN THE U.S. GOVERNMENT SECURITIES FUND--TRUST
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The U.S. Government Securities Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers Intermediate Government Bond Index ("LBIGB").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX B

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     7.16%
5 Year                                                     4.93%
Start of Performance (10/16/90)                            7.27%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBIGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBIGB has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 LONG-TERM INVESTMENTS--98.9%
 ---------------------------------------------------------------
             U.S. TREASURY BONDS--12.9%
             ---------------------------------------------------
 $ 4,500,000 United States Treasury Bond, 11.75%, 11/15/2014       $  6,534,225
             ---------------------------------------------------
  13,000,000 United States Treasury Bond, 7.50%, 5/15/2002           13,785,590
             ---------------------------------------------------   ------------
              Total U.S. Treasury Bonds                              20,319,815
             ---------------------------------------------------   ------------
             U.S. TREASURY NOTES--30.3%
             ---------------------------------------------------
  22,000,000 United States Treasury Note, 7.125%, 2/29/2000          22,623,920
             ---------------------------------------------------
   2,000,000 United States Treasury Note, 7.50%, 11/15/2001           2,109,080
             ---------------------------------------------------
  22,000,000 United States Treasury Note, 8.875%, 2/15/1999          22,902,220
             ---------------------------------------------------   ------------
              Total U.S. Treasury Notes                              47,635,220
             ---------------------------------------------------   ------------
             GOVERNMENT OBLIGATIONS--55.7%
             ---------------------------------------------------
     993,000 Federal Agricultural Mortgage Association, 7.37%,
             8/1/2006                                                 1,036,771
             ---------------------------------------------------
  11,350,428 Federal Home Loan Bank, 6.50%, 9/1/2008                 11,330,667
             ---------------------------------------------------
   7,801,431 Federal Home Loan Bank, 6.50%, 11/1/2009                 7,818,516
             ---------------------------------------------------
      81,255 Federal Home Loan Bank, 7.968%, 8/1/2019                    85,404
             ---------------------------------------------------
      29,676 Federal Home Loan Bank, 8.342%, 12/1/2020                   30,979
             ---------------------------------------------------
   8,500,000 Federal Home Loan Mortgage Corp., 7.36%, 6/5/2007        8,825,525
             ---------------------------------------------------
     541,561 Federal Home Loan Mortgage Corp., REMIC, 7.80%,
             5/15/2012                                                  542,514
             ---------------------------------------------------
   5,000,000 Federal Home Loan Mortgage Corp., 7.974%, 4/20/2005      5,062,750
             ---------------------------------------------------
   4,480,000 Federal National Mortgage Association, 6.16%,
             4/3/2001                                                 4,496,486
             ---------------------------------------------------
   4,500,547 Federal National Mortgage Association, 7.00%,
             12/1/1999                                                4,543,933
             ---------------------------------------------------
   3,705,860 Federal National Mortgage Association, 7.00%,
             8/1/2001                                                 3,756,816
             ---------------------------------------------------
  15,418,905 Federal National Mortgage Association, 7.00%,
             4/1/2011                                                15,597,148
             ---------------------------------------------------
  23,204,872 Federal National Mortgage Association, 7.50%,
             8/1/2026                                                23,618,151
             ---------------------------------------------------
     341,912 Federal National Mortgage Association, 8.50%,
             12/1/2001                                                  354,200
             ---------------------------------------------------
      64,350 Federal National Mortgage Association, 8.83%,
             6/1/2019                                                    66,987
             ---------------------------------------------------
     167,619 Government National Mortgage Association, 8.00%,
             3/15/2017                                                  175,948
             ---------------------------------------------------
     320,648 Government National Mortgage Association, 9.00%,
             9/15/2021                                                  345,196
             ---------------------------------------------------   ------------
              Total Government Obligations                           87,687,991
             ---------------------------------------------------   ------------
              TOTAL LONG-TERM INVESTMENTS (IDENTIFIED COST
             $154,447,718)                                          155,643,026
             ---------------------------------------------------   ------------


THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                            VALUE
 ----------- --------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENT--0.3%
 --------------------------------------------------------------
 $   460,430 CS First Boston Corp., 6.05%, dated 9/30/1997, due
             10/1/1997
             (AT AMORTIZED COST)                                  $    460,430
             --------------------------------------------------   ------------
              TOTAL INVESTMENTS (IDENTIFIED COST
             $154,908,148)(B)                                     $156,103,456
             --------------------------------------------------   ------------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $154,908,148. The net unrealized appreciation of investments on a federal tax basis amounts to $1,195,308 which is comprised of $1,747,639 appreciation and $552,331 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($157,425,080) at September 30, 1997.

The following acronym is used throughout this portfolio:

REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER: LARGE CAP FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

While small cap value stocks had a very successful year relative to small cap growth stocks*, large cap growth and value stocks remained neck and neck. In August 1997, we transitioned the fund to a more neutral position and now are roughly 50% value and 50% growth oriented.

Virtus Capital Management, Inc. continues to implement the "Style" approach to managing the fund. We seek to capture the predominant investment style to take greater advantage of market trends. This involves opportunistic positioning defined by investment style. "Style" refers to two widely accepted descriptions of stocks known as growth and value. Growth stocks are those companies with above-average earnings expectations. Value stocks are those companies selling at a low price relative to the actual value of their underlying assets. During the 12-month period ended September 30, 1997, the Standard & Poor's ("S&P") 500 Value Index+ produced a total return of 39.22%, and the S&P 500 Growth Index+ returned 41.48%, again neck and neck performance in a very strong year. During the same period, S&P 500 Index+ returned 40.7%. For the 12-month period ended September 30, 1997, the fund produced average annual total returns of 37.02% and 37.37% for Investment Shares and Trust Shares, respectively.++
--------
  * Small cap stocks have historically experienced greater volatility than average.
  + The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation and financial and public utility companies. The S&P 500 Value Index and the S&P 500 Growth Index are sub-indices of the S&P 500 Index. Investments cannot be made in an index.
 ++ Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


THE STYLE MANAGER: LARGE CAP FUND--Investment Shares
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER: LARGE CAP FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager: Large Cap Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX C

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     34.75%
5 Year                                                     13.84%
Start of Performance (10/16/90)                            14.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE STYLE MANAGER: LARGE CAP FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER: LARGE CAP FUND--TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager: Large Cap Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX D

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     37.37%
5 Year                                                     14.09%
Start of Performance (10/16/90)                            14.21%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE STYLE MANAGER: LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  SHARES                                     VALUE
 --------- ----------------------------   ------------
 COMMON STOCKS--97.6%
 --------------------------------------
           AEROSPACE & DEFENSE--1.7%
           ----------------------------
    25,600 Boeing Co.                     $  1,393,600
           ----------------------------
     3,600 Lockheed Martin Corp.               383,850
           ----------------------------   ------------
            Total                            1,777,450
           ----------------------------   ------------
           AIRLINES--0.4%
           ----------------------------
     1,500 (a)AMR Corp.                        166,031
           ----------------------------
     2,400 Delta Air Lines, Inc.               226,050
           ----------------------------   ------------
            Total                              392,081
           ----------------------------   ------------
           ALUMINUM--0.5%
           ----------------------------
    17,000 Alcan Aluminum, Ltd.                590,750
           ----------------------------   ------------
           AUTO PARTS & EQUIPMENT--0.5%
           ----------------------------
     5,200 Goodyear Tire & Rubber Co.          357,500
           ----------------------------
     3,100 TRW, Inc.                           170,113
           ----------------------------   ------------
            Total                              527,613
           ----------------------------   ------------
           AUTOMOBILES--1.8%
           ----------------------------
    22,600 Chrysler Corp.                      831,962
           ----------------------------
    23,400 Ford Motor Co.                    1,058,850
           ----------------------------   ------------
            Total                            1,890,812
           ----------------------------   ------------
           BANKS MAJOR REGIONAL--7.0%
           ----------------------------
    16,400 Banc One Corp.                      915,325
           ----------------------------
    18,100 Bank of New York Co., Inc.          868,800
           ----------------------------
     8,300 Barnett Banks, Inc.                 587,225
           ----------------------------
    19,800 First Union Corp.                   991,237
           ----------------------------
     4,100 Fleet Financial Group, Inc.         268,806
           ----------------------------
     4,300 KeyCorp                             273,588
           ----------------------------
    10,600 Mellon Bank Corp.                   580,350
           ----------------------------
     5,500 National City Corp.                 338,594
           ----------------------------
    16,200 NationsBank Corp.                 1,002,375
           ----------------------------
    10,900 Norwest Corp.                       667,625
           ----------------------------
    12,600 PNC Financial Corp.                 615,038
           ----------------------------
     5,200 SunTrust Banks, Inc.                353,275
           ----------------------------   ------------
            Total                            7,462,238
           ----------------------------   ------------
           BANKS-MONEY CENTER--2.3%
           ----------------------------
    15,600 BankAmerica Corp.                 1,143,675
           ----------------------------
     6,600 Citicorp                            883,987
           ----------------------------
     6,000 First Chicago NBD Corp.             451,500
           ----------------------------   ------------
            Total                            2,479,162
           ----------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                              VALUE
 --------- -------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------
           BEVERAGE-ALCOHOLIC--0.5%
           -------------------------------------
    15,000 Seagram Co. Ltd.                        $    528,750
           -------------------------------------   ------------
           BEVERAGE-SOFT DRINK--2.2%
           -------------------------------------
    38,700 Coca-Cola Co.                              2,358,281
           -------------------------------------   ------------
           BIOTECHNOLOGY--0.1%
           -------------------------------------
     2,900 (a)Amgen, Inc.                               139,019
           -------------------------------------   ------------
           BROADCAST MEDIA--1.1%
           -------------------------------------
    27,900 (a)Tele-Communications, Inc., Class A        571,950
           -------------------------------------
    28,900 (a)U.S. West Media Group                     644,831
           -------------------------------------   ------------
            Total                                     1,216,781
           -------------------------------------   ------------
           BUILDING MATERIALS--0.4%
           -------------------------------------
     9,500 Masco Corp.                                  435,219
           -------------------------------------   ------------
           BUILDING SUPPLIES--0.5%
           -------------------------------------
     4,400 Home Depot, Inc.                             229,350
           -------------------------------------
    10,800 Sherwin-Williams Co.                         317,925
           -------------------------------------   ------------
            Total                                       547,275
           -------------------------------------   ------------
           CHEMICALS--1.6%
           -------------------------------------
     7,200 Air Products & Chemicals, Inc.               597,150
           -------------------------------------
     7,600 Dow Chemical Co.                             689,225
           -------------------------------------
     8,700 Union Carbide Corp.                          423,581
           -------------------------------------   ------------
            Total                                     1,709,956
           -------------------------------------   ------------
           CHEMICALS-DIVERSE--0.6%
           -------------------------------------
     6,100 Du Pont (E.I.) de Nemours & Co.              375,531
           -------------------------------------
     8,600 Morton International, Inc.                   305,300
           -------------------------------------   ------------
            Total                                       680,831
           -------------------------------------   ------------
           CHEMICALS-SPECIALTY--0.7%
           -------------------------------------
     5,900 Grace (W.R.) & Co.                           434,388
           -------------------------------------
     7,000 Great Lakes Chemical Corp.                   345,188
           -------------------------------------   ------------
            Total                                       779,576
           -------------------------------------   ------------
           COMMUNICATION EQUIPMENT--0.3%
           -------------------------------------
     6,400 Harris Corp.                                 292,800
           -------------------------------------   ------------
           COMPUTER HARDWARE--4.7%
           -------------------------------------
    11,900 (a)Compaq Computer Corp.                     889,525
           -------------------------------------
     6,700 (a)Dell Computer Corp.                       649,062
           -------------------------------------
     9,800 (a)Digital Equipment Corp.                   424,462
           -------------------------------------
     3,700 (a)EMC Corp. Mass                            215,987
           -------------------------------------
    22,700 International Business Machines Corp.      2,404,781
           -------------------------------------
     4,700 (a)Seagate Technology, Inc.                  169,788
           -------------------------------------
    11,300 (a)Silicon Graphics, Inc.                    296,625
           -------------------------------------   ------------
            Total                                     5,050,230
           -------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                                VALUE
 --------- ---------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------
           COMPUTER SERVICES--2.3%
           ---------------------------------------
     5,300 (a)3Com Corp.                             $    271,625
           ---------------------------------------
    12,200 (a)Cisco Systems, Inc.                         891,362
           ---------------------------------------
     8,800 Computer Associates International, Inc.        631,950
           ---------------------------------------
    18,600 (a)Oracle Corp.                                677,738
           ---------------------------------------   ------------
            Total                                       2,472,675
           ---------------------------------------   ------------
           COMPUTER SOFTWARE--0.2%
           ---------------------------------------
     4,300 (a)Parametric Technology Corp.                 189,738
           ---------------------------------------   ------------
           CONTAINERS & PACKAGING--0.1%
           ---------------------------------------
     1,700 Union Camp Corp.                               104,869
           ---------------------------------------   ------------
           COSMETICS & TOILETRIES--2.5%
           ---------------------------------------
     1,800 Colgate-Palmolive Co.                          125,437
           ---------------------------------------
     9,100 Gillette Co.                                   785,444
           ---------------------------------------
    24,800 Procter & Gamble Co.                         1,712,750
           ---------------------------------------   ------------
            Total                                       2,623,631
           ---------------------------------------   ------------
           ELECTRIC COMPANIES--3.6%
           ---------------------------------------
     6,800 Carolina Power & Light Co.                     244,375
           ---------------------------------------
    10,800 Consolidated Edison Co.                        367,200
           ---------------------------------------
    11,600 Duke Power Co.                                 573,475
           ---------------------------------------
    29,700 Edison International                           749,925
           ---------------------------------------
    13,600 Entergy Corp.                                  354,450
           ---------------------------------------
    28,400 P G & E Corp.                                  658,525
           ---------------------------------------
    15,500 Peco Energy Co.                                363,281
           ---------------------------------------
    24,200 Southern Co.                                   546,013
           ---------------------------------------   ------------
            Total                                       3,857,244
           ---------------------------------------   ------------
           ELECTRICAL EQUIPMENT--3.3%
           ---------------------------------------
    13,100 AMP, Inc.                                      701,669
           ---------------------------------------
    41,400 General Electric Co.                         2,817,788
           ---------------------------------------   ------------
            Total                                       3,519,457
           ---------------------------------------   ------------
           ELECTRONICS-DEFENSE--0.4%
           ---------------------------------------
     7,000 Raytheon Co.                                   413,875
           ---------------------------------------   ------------
           ELECTRONICS-DISTRIBUTORS--0.3%
           ---------------------------------------
     3,900 (W.W.) Grainger Inc.                           347,100
           ---------------------------------------   ------------
           ELECTRONICS-SEMICONDUCTORS--3.5%
           ---------------------------------------
     3,400 (a)Applied Materials, Inc.                     323,850
           ---------------------------------------
    26,200 Intel Corp.                                  2,418,588
           ---------------------------------------
    10,200 (a)LSI Logic Corp.                             327,675
           ---------------------------------------
     4,900 Micron Technology, Inc.                        169,969
           ---------------------------------------
     3,800 Texas Instruments, Inc.                        513,475
           ---------------------------------------   ------------
            Total                                       3,753,557
           ---------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                                    VALUE
 --------- -------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------------
           ENTERTAINMENT--1.3%
           -------------------------------------------
    17,200 (a)Viacom, Inc., Class B                      $    543,950
           -------------------------------------------
    10,200 Disney (Walt) Co.                                  822,375
           -------------------------------------------   ------------
            Total                                           1,366,325
           -------------------------------------------   ------------
           FINANCIAL--3.7%
           -------------------------------------------
     5,500 American Express Co.                               450,312
           -------------------------------------------
    13,100 American General Corp.                             679,562
           -------------------------------------------
    30,200 Federal Home Loan Mortgage Corp.                 1,064,550
           -------------------------------------------
    21,200 Morgan Stanley, Dean Witter, Discover & Co.      1,146,125
           -------------------------------------------
     9,300 Washington Mutual, Inc.                            648,675
           -------------------------------------------   ------------
            Total                                           3,989,224
           -------------------------------------------   ------------
           FOODS--0.2%
           -------------------------------------------
     4,400 Kellogg Co.                                        185,350
           -------------------------------------------   ------------
           GOLD & PRECIOUS METAL MINES--0.4%
           -------------------------------------------
    15,100 Barrick Gold Corp.                                 373,725
           -------------------------------------------   ------------
           HEALTHCARE--2.7%
           -------------------------------------------
    10,000 Abbott Laboratories                                639,375
           -------------------------------------------
    10,600 American Home Products Corp.                       773,800
           -------------------------------------------
    18,000 Bristol-Myers Squibb Co.                         1,489,500
           -------------------------------------------   ------------
            Total                                           2,902,675
           -------------------------------------------   ------------
           HEALTHCARE-DRUGS MAJOR--3.9%
           -------------------------------------------
    12,900 Eli Lilly & Co.                                  1,553,644
           -------------------------------------------
    21,100 Pfizer, Inc.                                     1,267,319
           -------------------------------------------
    19,500 Pharmacia & Upjohn, Inc.                           711,750
           -------------------------------------------
    11,400 Schering Plough Corp.                              587,100
           -------------------------------------------   ------------
            Total                                           4,119,813
           -------------------------------------------   ------------
           HEALTHCARE-HOSPITAL MANAGEMENT--0.7%
           -------------------------------------------
    27,700 Columbia/HCA Healthcare Corp.                      796,375
           -------------------------------------------   ------------
           HEALTHCARE-MEDICAL PRODUCTS & SUPPLY--2.5%
           -------------------------------------------
    14,400 Baxter International, Inc.                         752,400
           -------------------------------------------
     3,800 (a)Boston Scientific Corp.                         209,712
           -------------------------------------------
     2,800 Guidant Corp.                                      156,800
           -------------------------------------------
    18,200 Johnson & Johnson                                1,048,775
           -------------------------------------------
    10,600 Medtronic, Inc.                                    498,200
           -------------------------------------------   ------------
            Total                                           2,665,887
           -------------------------------------------   ------------
           HOUSEHOLD FURNITURE & APPLIANCES--0.1%
           -------------------------------------------
     2,100 Whirlpool Corp.                                    139,256
           -------------------------------------------   ------------
           INSURANCE-BROKERS--0.5%
           -------------------------------------------
     9,300 AON Corp.                                          491,737
           -------------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                             VALUE
 --------- ------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 ----------------------------------------------
           INSURANCE-LIFE/HEALTH--0.9%
           ------------------------------------
     3,900 Aetna Services, Inc.                   $    317,606
           ------------------------------------
     8,200 Conseco, Inc.                               400,262
           ------------------------------------
     3,000 Jefferson-Pilot Corp.                       237,000
           ------------------------------------   ------------
            Total                                      954,868
           ------------------------------------   ------------
           INSURANCE-MULTILINE--2.1%
           ------------------------------------
     6,200 American International Group, Inc.          639,762
           ------------------------------------
     2,600 Lincoln National Corp.                      181,025
           ------------------------------------
    20,100 Travelers Group, Inc.                     1,371,825
           ------------------------------------   ------------
            Total                                    2,192,612
           ------------------------------------   ------------
           INSURANCE-PROPERTY--0.9%
           ------------------------------------
     8,000 Chubb Corp.                                 568,500
           ------------------------------------
     7,800 SAFECO Corp.                                413,400
           ------------------------------------   ------------
            Total                                      981,900
           ------------------------------------   ------------
           INVESTMENT BANK-BROKERAGE--0.7%
           ------------------------------------
    10,600 Merrill Lynch & Co., Inc.                   786,388
           ------------------------------------   ------------
           IRON & STEEL--0.1%
           ------------------------------------
     3,000 USX-U.S. Steel Group, Inc.                  104,250
           ------------------------------------   ------------
           LODGING-HOTELS--0.4%
           ------------------------------------
     5,600 (a)ITT Corp.                                379,400
           ------------------------------------   ------------
           MACHINERY--1.0%
           ------------------------------------
     9,800 Cooper Industries, Inc.                     529,812
           ------------------------------------
    11,700 Ingersoll-Rand Co.                          503,831
           ------------------------------------   ------------
            Total                                    1,033,643
           ------------------------------------   ------------
           MANUFACTURER-SPECIAL--0.4%
           ------------------------------------
     9,600 Parker-Hannifin Corp.                       432,000
           ------------------------------------   ------------
           MANUFACTURING-DIVERSE--2.1%
           ------------------------------------
     7,800 Allied-Signal, Inc.                         331,500
           ------------------------------------
     2,000 Minnesota Mining & Manufacturing Co.        185,000
           ------------------------------------
     8,000 Tenneco, Inc.                               383,000
           ------------------------------------
     4,200 Textron, Inc.                               273,000
           ------------------------------------
     3,300 Unilever N.V., ADR                          701,663
           ------------------------------------
     4,600 United Technologies Corp.                   372,600
           ------------------------------------   ------------
            Total                                    2,246,763
           ------------------------------------   ------------
           METALS & MINING--0.3%
           ------------------------------------
    11,900 Inco Ltd.                                   298,244
           ------------------------------------   ------------
           NATURAL GAS--0.3%
           ------------------------------------
     6,900 Williams Cos., Inc. (The)                   323,006
           ------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                             VALUE
 --------- ------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 ----------------------------------------------
           OIL & GAS-DRILL & EQUIPMENT--0.7%
           ------------------------------------
     8,800 Baker Hughes, Inc.                     $    385,000
           ------------------------------------
     3,800 Schlumberger Ltd.                           319,913
           ------------------------------------   ------------
            Total                                      704,913
           ------------------------------------   ------------
           OIL-DOMESTIC--1.1%
           ------------------------------------
     8,900 Phillips Petroleum Co.                      459,463
           ------------------------------------
    19,200 USX Corp.                                   714,000
           ------------------------------------   ------------
            Total                                    1,173,463
           ------------------------------------   ------------
           OIL-INTERNATIONAL--7.4%
           ------------------------------------
     6,300 Amoco Corp.                                 607,162
           ------------------------------------
     9,900 Chevron Corp.                               823,556
           ------------------------------------
    46,700 Exxon Corp.                               2,991,719
           ------------------------------------
    12,600 Mobil Corp.                                 932,400
           ------------------------------------
    45,700 Royal Dutch Petroleum Co., ADR            2,536,350
           ------------------------------------   ------------
            Total                                    7,891,187
           ------------------------------------   ------------
           PAPER & FOREST PRODUCTS--1.3%
           ------------------------------------
     3,300 Champion International Corp.                201,094
           ------------------------------------
    13,100 International Paper Co.                     721,319
           ------------------------------------
     8,600 Weyerhaeuser Co.                            510,625
           ------------------------------------   ------------
            Total                                    1,433,038
           ------------------------------------   ------------
           PHOTOGRAPH/IMAGING--0.9%
           ------------------------------------
    11,600 Xerox Corp.                                 976,575
           ------------------------------------   ------------
           RAILROADS--1.1%
           ------------------------------------
     2,800 Burlington Northern Santa Fe                270,550
           ------------------------------------
     7,900 CSX Corp.                                   462,150
           ------------------------------------
     1,100 Norfolk Southern Corp.                      113,575
           ------------------------------------
     5,500 Union Pacific Corp.                         344,438
           ------------------------------------   ------------
            Total                                    1,190,713
           ------------------------------------   ------------
           RETAIL-DEPARTMENT STORES--2.2%
           ------------------------------------
    13,600 (a)Federated Department Stores, Inc.        586,500
           ------------------------------------
    11,200 May Department Stores Co.                   610,400
           ------------------------------------
     7,700 Nordstrom, Inc.                             490,875
           ------------------------------------
    11,400 J.C. Penney Co., Inc.                       664,050
           ------------------------------------   ------------
            Total                                    2,351,825
           ------------------------------------   ------------
           RETAIL-DRUG STORES--0.5%
           ------------------------------------
     9,500 CVS Corp.                                   540,312
           ------------------------------------   ------------
           RETAIL-GENERAL MERCHANDISE--1.6%
           ------------------------------------
    10,100 (a)Costco Cos., Inc.                        380,012
           ------------------------------------
    16,800 Sears, Roebuck & Co.                        956,550
           ------------------------------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

   SHARES                                               VALUE
 ---------- --------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--CONTINUED
            --------------------------------------
      8,800 Wal-Mart Stores, Inc.                    $    322,300
            --------------------------------------   ------------
             Total                                      1,658,862
            --------------------------------------   ------------
            RETAIL-SPECIALTY--0.5%
            --------------------------------------
     15,100 (a)Toys 'R' Us, Inc.                          536,050
            --------------------------------------   ------------
            SERVICES-COMMERCIAL & CONSUMER--0.4%
            --------------------------------------
     12,800 Service Corp. International                   412,000
            --------------------------------------   ------------
            SERVICES-DATA PROCESSING--0.3%
            --------------------------------------
      8,120 First Data Corp., Class                       305,007
            --------------------------------------   ------------
            SPECIALTY PRINTING--0.4%
            --------------------------------------
     10,900 Donnelley (R.R.) & Sons Co.                   388,994
            --------------------------------------   ------------
            TELECOMMUNICATIONS-CELLULAR--0.7%
            --------------------------------------
     20,900 (a)Airtouch Communications, Inc.              740,644
            --------------------------------------   ------------
            TELECOMMUNICATIONS-EQUIPMENT--1.3%
            --------------------------------------
     10,600 Lucent Technologies, Inc.                     862,575
            --------------------------------------
      3,500 Northern Telecom Ltd.                         363,781
            --------------------------------------
      3,000 (a)Tellabs, Inc.                              154,500
            --------------------------------------   ------------
             Total                                      1,380,856
            --------------------------------------   ------------
            TELECOMMUNICATIONS-LONG DISTANCE--3.3%
            --------------------------------------
     40,800 AT&T Corp.                                  1,807,950
            --------------------------------------
     25,500 MCI Communications Corp.                      749,063
            --------------------------------------
     13,700 Sprint Corp.                                  685,000
            --------------------------------------
      7,000 (a)WorldCom, Inc.                             247,625
            --------------------------------------   ------------
             Total                                      3,489,638
            --------------------------------------   ------------
            TELEPHONE--2.8%
            --------------------------------------
     10,398 Bell Atlantic Corp.                           836,421
            --------------------------------------
     30,300 BellSouth Corp.                             1,401,375
            --------------------------------------
     20,200 U.S. West, Inc.                               777,700
            --------------------------------------   ------------
             Total                                      3,015,496
            --------------------------------------   ------------
            TEXTILES-APPAREL--0.4%
            --------------------------------------
      5,100 V.F. Corp.                                    472,388
            --------------------------------------   ------------
            TOBACCO--1.4%
            --------------------------------------
      9,200 Fortune Brands, Inc.                          309,925
            --------------------------------------
      9,200 (a)Gallaher Group PLC, ADR                    176,525
            --------------------------------------
     23,600 Philip Morris Cos., Inc.                      980,875
            --------------------------------------   ------------
             Total                                      1,467,325
            --------------------------------------   ------------
            TRUCKS & PARTS--0.1%
            --------------------------------------
      1,900 Cummins Engine Co., Inc.                      148,319
            --------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
-------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------- ---------------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 --------------------------------------------------------------
            WASTE MANAGEMENT--0.9%
            ---------------------------------------------------
     24,300 Browning-Ferris Industries, Inc.                      $    924,919
            ---------------------------------------------------   ------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $83,618,762)     104,106,935
            ---------------------------------------------------   ------------
 (B) REPURCHASE AGREEMENT--2.4%
 --------------------------------------------------------------
 $2,576,249 Credit Suisse First Boston, 6.05%, dated 9/30/1997,
            due 10/1/1997 (AT AMORTIZED COST)                        2,576,249
            ---------------------------------------------------   ------------
             TOTAL INVESTMENTS (IDENTIFIED COST $86,195,011)(C)   $106,683,184
            ---------------------------------------------------   ------------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $86,195,011. The net unrealized appreciation of investments on a federal tax basis amounts to $20,488,173 which is comprised of $22,202,146 appreciation and $1,713,973 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
     ($106,684,527) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

The 12-month period ended September 30, 1997 was highlighted by significant growth in small cap stocks*. Feeling that small cap growth stocks were particularly overvalued, the fund focused on small cap value stocks for the majority of 1997. During the 12-month period ended September 30, 1997, small cap value stocks recorded a total return of 48.9% as measured by the S&P 600 Value Index**, whereas small cap growth stocks returned only 25.2% as measured by the S&P 600 Growth Index**. The S&P 600 Index** recorded a total return 37.0% and the S&P 500 Index returned 40.7% for the 12-month period ended September 30, 1997. During the 12-month period ended September 30, 1997, the fund produced an average annual total return of 44.01%.***

We continue to focus on small cap value stocks which have demonstrated greater stability in an investment environment characterized by excessive risk measures. In general, we believe that small cap value stocks will remain less volatile than small cap growth stocks over time. Due to our value orientation, the fund remains positioned in a defensive mode.
--------
  * Small capitalization stocks have historically experienced greater volatility than average.
 ** The S&P 600 Index is an unmanaged capitalization weighted index representing all major industries in the mid-range of the U.S. stock market. The S&P 600 Growth Index and the S&P 600 Value Index are sub- indices of the S&P 600 Index. Investments cannot be made in an index.
*** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER FUND.

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager Fund (the "Fund") from March 7, 1995 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX E

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     41.85%
Start of Performance (3/7/95)                            28.04

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 3/7/95 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.


THE STYLE MANAGER FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

   SHARES                                      VALUE
 ---------- -----------------------------   -----------
 COMMON STOCKS--98.2%
 ----------------------------------------
            AEROSPACE & DEFENSE--1.2%
            -----------------------------
     22,200 Orbital Sciences Corp.          $   543,900
            -----------------------------
     20,100 Trimble Navigation Ltd.             394,463
            -----------------------------   -----------
             Total                              938,363
            -----------------------------   -----------
            AIR FREIGHT--0.5%
            -----------------------------
     27,500 Fritz Companies, Inc.               405,625
            -----------------------------   -----------
            APPAREL--0.7%
            -----------------------------
     15,500 Kellwood Co.                        549,281
            -----------------------------   -----------
            AUTO PARTS & EQUIPMENT--1.3%
            -----------------------------
      6,700 SPX Corp.                           392,788
            -----------------------------
     15,400 Smith (A.O.) Corp.                  610,225
            -----------------------------   -----------
             Total                            1,003,013
            -----------------------------   -----------
            BANKING-MAJOR REGIONAL--13.3%
            -----------------------------
      7,920 Associated Banc Corp.               356,895
            -----------------------------
     10,043 Bankers Trust New York Corp.      1,230,267
            -----------------------------
      6,400 CCB Financial Corp.                 516,000
            -----------------------------
     11,900 Central Fidelity Banks, Inc.        526,575
            -----------------------------
     14,300 Centura Banks, Inc.                 787,394
            -----------------------------
      9,812 Commerce Bancorp, Inc.              381,441
            -----------------------------
      9,600 Commercial Federal Corp.            452,400
            -----------------------------
     10,600 Cullen Frost Bankers, Inc.          502,175
            -----------------------------
     27,200 Deposit Guaranty Corp.              906,100
            -----------------------------
     11,100 First Commercial Corp.              532,800
            -----------------------------
     15,500 First Michigan Bank Corp.           641,312
            -----------------------------
     23,600 Firstmerit Corp.                    637,200
            -----------------------------
     22,650 Keystone Financial, Inc.            855,038
            -----------------------------
     13,200 Magna Group, Inc.                   520,575
            -----------------------------
     15,400 Riggs National Corp.                362,863
            -----------------------------
     15,975 Summit Bancorp                      709,889
            -----------------------------
     11,100 Susquehanna Bankshares, Inc.        341,325
            -----------------------------   -----------
             Total                           10,260,249
            -----------------------------   -----------
            BUILDING MATERIALS--1.5%
            -----------------------------
     14,700 Lone Star Industries, Inc.          793,800
            -----------------------------
     13,400 TJ International, Inc.              342,538
            -----------------------------   -----------
             Total                            1,136,338
            -----------------------------   -----------
            CHEMICALS--2.2%
            -----------------------------
     10,000 Cambrex Corp.                       466,250
            -----------------------------
     12,800 ChemFirst, Inc.                     321,600
            -----------------------------
     14,600 Dexter Corp.                        584,912
            -----------------------------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                             VALUE
 ---------- ------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------
            CHEMICALS--CONTINUED
            ------------------------------------
     15,400 Mississippi Chemical Corp.             $   300,300
            ------------------------------------   -----------
             Total                                   1,673,062
            ------------------------------------   -----------
            COMMERCIAL SERVICES--0.4%
            ------------------------------------
      9,300 Primark Corp.                              274,931
            ------------------------------------   -----------
            COMMUNICATION EQUIPMENT--0.7%
            ------------------------------------
     18,800 Allen Telecom, Inc.                        535,800
            ------------------------------------   -----------
            COMPUTER SOFTWARE--1.0%
            ------------------------------------
     34,700 Platinum Technology, Inc.                  746,050
            ------------------------------------   -----------
            COMPUTERS-PERIPHERAL--1.4%
            ------------------------------------
     31,000 Komag, Inc.                                631,625
            ------------------------------------
     17,700 Telxon Corp.                               433,650
            ------------------------------------   -----------
             Total                                   1,065,275
            ------------------------------------   -----------
            COMPUTERS-NETWORKING--0.7%
            ------------------------------------
     28,700 Network Equipment Technologies, Inc.       500,456
            ------------------------------------   -----------
            DEPARTMENT STORES--2.4%
            ------------------------------------
     14,000 Carson Pirie Scott & Co.                   552,125
            ------------------------------------
     13,400 Proffitts, Inc.                            793,950
            ------------------------------------
     20,400 Shopko Stores, Inc.                        530,400
            ------------------------------------   -----------
             Total                                   1,876,475
            ------------------------------------   -----------
            DISTRIBUTORS-FOOD & HEALTH--0.7%
            ------------------------------------
     20,100 Rykoff Sexton, Inc.                        520,088
            ------------------------------------   -----------
            DRUG STORES--0.8%
            ------------------------------------
     22,600 Longs Drug Stores Corp.                    603,138
            ------------------------------------   -----------
            ELECTRIC COMPANIES--2.8%
            ------------------------------------
     33,500 Atlantic Energy, Inc. NJ                   600,906
            ------------------------------------
     37,179 MidAmerican Energy Holdings Co.            641,338
            ------------------------------------
     13,500 United Illuminating Co.                    491,906
            ------------------------------------
     20,500 United Water Resources, Inc.               381,813
            ------------------------------------   -----------
             Total                                   2,115,963
            ------------------------------------   -----------
            ELECTRICAL EQUIPMENT--0.7%
            ------------------------------------
     29,700 Anixter International, Inc.                510,469
            ------------------------------------   -----------
            ELECTRONICS-DISTRIBUTORS--1.9%
            ------------------------------------
     23,100 Kent Electronics Corp.                     912,450
            ------------------------------------
     13,900 Marshall Industries                        538,625
            ------------------------------------   -----------
             Total                                   1,451,075
            ------------------------------------   -----------
            ELECTRONICS-INSTRUMENTS--0.5%
            ------------------------------------
      7,600 John Fluke Manufacturing, Co.              410,400
            ------------------------------------   -----------
            ELECTRONICS-SEMICONDUCTORS--3.0%
            ------------------------------------
     17,500 Cyrix Corp.                                586,250
            ------------------------------------
     14,500 Dallas Semiconductor Corp.                 648,875
            ------------------------------------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                              VALUE
 ---------- -------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------------
            ELECTRONICS-SEMICONDUCTORS--CONTINUED
            -------------------------------------
     11,300 Photronic Labs, Inc.                    $   684,356
            -------------------------------------
     16,700 Zilog, Inc.                                 364,269
            -------------------------------------   -----------
             Total                                    2,283,750
            -------------------------------------   -----------
            ENTERTAINMENT--0.9%
            -------------------------------------
      9,900 Carmike Cinemas, Inc., Class A              297,000
            -------------------------------------
      9,800 GC Cos., Inc.                               421,400
            -------------------------------------   -----------
             Total                                      718,400
            -------------------------------------   -----------
            FOOD CHAINS--0.6%
            -------------------------------------
     26,400 Ruddick Corp.                               425,700
            -------------------------------------   -----------
            FOODS--1.3%
            -------------------------------------
     33,400 Chiquita Brands International               538,575
            -------------------------------------
     16,400 Smithfield Foods, Inc.                      492,000
            -------------------------------------   -----------
             Total                                    1,030,575
            -------------------------------------   -----------
            FOOTWEAR--0.8%
            -------------------------------------
      8,200 Timberland Co., Class A                     653,950
            -------------------------------------   -----------
            GAMING & LOTTERY--1.0%
            -------------------------------------
     28,100 Grand Casinos, Inc.                         430,281
            -------------------------------------
     16,800 Showboat, Inc.                              342,300
            -------------------------------------   -----------
             Total                                      772,581
            -------------------------------------   -----------
            GOLD & PRECIOUS METAL MINES--1.1%
            -------------------------------------
     32,100 Coeur d'Alene Mines Corp.                   523,631
            -------------------------------------
     16,300 Stillwater Mining Co.                       347,394
            -------------------------------------   -----------
             Total                                      871,025
            -------------------------------------   -----------
            HARDWARE & TOOLS--0.5%
            -------------------------------------
      9,800 Toro Co.                                    388,325
            -------------------------------------   -----------
            HEALTHCARE-DIVERSIFIED--0.6%
            -------------------------------------
     12,700 Sierra Health Services, Inc.                465,138
            -------------------------------------   -----------
            HEALTHCARE-LONG TERM CARE--2.7%
            -------------------------------------
     18,800 Genesis Health Ventures, Inc.               732,025
            -------------------------------------
     14,200 Integrated Health Services, Inc.            474,812
            -------------------------------------
     13,600 Living Centers of America, Inc.             554,200
            -------------------------------------
     20,700 Mariner Health Group, Inc.                  326,025
            -------------------------------------   -----------
             Total                                    2,087,062
            -------------------------------------   -----------
            HEALTHCARE-MANAGED CARE--0.4%
            -------------------------------------
     19,500 Coventry Corp.                              321,750
            -------------------------------------   -----------
            HOMEBUILDING--1.4%
            -------------------------------------
     15,093 Fleetwood Enterprises, Inc.                 506,559
            -------------------------------------
     14,800 U.S. Home Corp.                             571,650
            -------------------------------------   -----------
             Total                                    1,078,209
            -------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                                 VALUE
 ---------- ----------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ---------------------------------------------------
            HOMEFURNISHINGS--1.4%
            ----------------------------------------
     18,800 Fieldcrest Cannon, Inc.                    $   648,600
            ----------------------------------------
      8,300 Springs Industries, Inc., Class A              435,750
            ----------------------------------------   -----------
             Total                                       1,084,350
            ----------------------------------------   -----------
            HOSPITAL MANAGEMENT--1.0%
            ----------------------------------------
     17,000 Universal Health Services, Inc., Class B       735,250
            ----------------------------------------   -----------
            HOTELS--1.4%
            ----------------------------------------
     22,700 Prime Hospitality Corp.                        512,169
            ----------------------------------------
     19,300 Marcus Corp.                                   562,113
            ----------------------------------------   -----------
             Total                                       1,074,282
            ----------------------------------------   -----------
            HOUSEHOLD FURNITURE & APPLIANCES--1.9%
            ----------------------------------------
     12,900 Bassett Furniture Industries, Inc.             367,650
            ----------------------------------------
     21,400 Ethan Allen Interiors, Inc.                    663,400
            ----------------------------------------
     11,100 Kimball International, Inc., Class B           466,200
            ----------------------------------------   -----------
             Total                                       1,497,250
            ----------------------------------------   -----------
            INSURANCE-LIFE/HEALTH--1.4%
            ----------------------------------------
      9,100 Life Re Corp.                                  480,025
            ----------------------------------------
     12,500 Protective Life Corp.                          631,250
            ----------------------------------------   -----------
             Total                                       1,111,275
            ----------------------------------------   -----------
            INSURANCE-MULTILINE--0.8%
            ----------------------------------------
     17,800 American Bankers Insurance Group, Inc.         649,700
            ----------------------------------------   -----------
            INSURANCE-PROPERTY--3.9%
            ----------------------------------------
      9,000 Allied Group, Inc.                             457,312
            ----------------------------------------
      7,900 Capital Re Corp.                               481,900
            ----------------------------------------
      9,200 Enhance Financial Services Group, Inc.         503,700
            ----------------------------------------
      9,500 First American Financial Corp.                 570,000
            ----------------------------------------
     13,400 Frontier Insurance Group, Inc.                 509,200
            ----------------------------------------
     10,000 Orion Capital Corp.                            453,125
            ----------------------------------------   -----------
             Total                                       2,975,237
            ----------------------------------------   -----------
            INVESTMENT BANKING/BROKERAGE--3.6%
            ----------------------------------------
      7,100 Interra Financial, Inc.                        426,444
            ----------------------------------------
     13,467 Legg Mason, Inc.                               710,367
            ----------------------------------------
     14,100 Piper Jaffray Cos., Inc.                       430,931
            ----------------------------------------
     17,300 Quick & Reilly Group, Inc.                     647,669
            ----------------------------------------
     14,800 Raymond James Financial, Inc.                  532,800
            ----------------------------------------   -----------
             Total                                       2,748,211
            ----------------------------------------   -----------
            IRON & STEEL--0.6%
            ----------------------------------------
     12,500 Quanex Corp.                                   438,281
            ----------------------------------------   -----------
            LEISURE TIME--0.5%
            ----------------------------------------
     14,700 K2, Inc.                                       369,337
            ----------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

  SHARES                                                     VALUE
 --------- --------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------------------
           MACHINERY & EQUIPMENT--0.4%
           --------------------------------------------
    16,700 Global Industrial Technologies, Inc.           $   345,481
           --------------------------------------------   -----------
           MANUFACTURING-DIVERSIFIED--1.6%
           --------------------------------------------
    21,000 Figgie International Holdings, Inc., Class A       309,750
           --------------------------------------------
    28,200 Premark International, Inc.                        902,400
           --------------------------------------------   -----------
            Total                                           1,212,150
           --------------------------------------------   -----------
           MANUFACTURING-SPECIALIZED--3.9%
           --------------------------------------------
    11,100 Aptargroup, Inc.                                   620,906
           --------------------------------------------
    11,218 Flowserve Corp.                                    335,138
           --------------------------------------------
    13,000 Greenfield Industries, Inc.                        373,750
           --------------------------------------------
    14,600 Halter Marine Group, Inc.                          706,275
           --------------------------------------------
    12,300 Ionics, Inc.                                       545,044
           --------------------------------------------
    13,300 Regal Beloit Corp.                                 408,975
           --------------------------------------------   -----------
            Total                                           2,990,088
           --------------------------------------------   -----------
           NATURAL GAS--2.7%
           --------------------------------------------
     9,800 Eastern Enterprises                                365,662
           --------------------------------------------
    17,300 K N Energy, Inc.                                   791,475
           --------------------------------------------
    16,400 Northwest Natural Gas Co.                          422,300
           --------------------------------------------
    18,300 Piedmont Natural Gas, Inc.                         532,988
           --------------------------------------------   -----------
            Total                                           2,112,425
           --------------------------------------------   -----------
           OFFICE EQUIPMENT & SUPPLIES--0.5%
           --------------------------------------------
    11,300 Standard Register                                  376,431
           --------------------------------------------   -----------
           OIL & GAS--2.8%
           --------------------------------------------
    22,300 Camco International, Inc.                        1,555,425
           --------------------------------------------
    25,400 Snyder Oil Corp.                                   576,263
           --------------------------------------------   -----------
            Total                                           2,131,688
           --------------------------------------------   -----------
           PAPER & FOREST PRODUCTS--1.4%
           --------------------------------------------
    28,600 Longview Fibre Co.                                 568,425
           --------------------------------------------
    10,700 Rayonier, Inc.                                     517,613
           --------------------------------------------   -----------
            Total                                           1,086,038
           --------------------------------------------   -----------
           PHARMACEUTICALS--0.5%
           --------------------------------------------
    16,900 Alpharma, Inc., Class A                            378,137
           --------------------------------------------
     2,817 Alpharma, Inc., Rights                              15,844
           --------------------------------------------   -----------
            Total                                             393,981
           --------------------------------------------   -----------
           PRINTING & PUBLISHING--0.5%
           --------------------------------------------
    11,700 Bowne & Co., Inc.                                  410,962
           --------------------------------------------   -----------
           PROPERTY--1.7%
           --------------------------------------------
    10,600 Fremont General Corp.                              506,150
           --------------------------------------------
     9,100 Selective Insurance Group, Inc.                    468,650
           --------------------------------------------
    11,300 Zenith National Insurance Corp.                    322,756
           --------------------------------------------   -----------
            Total                                           1,297,556
           --------------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                                           VALUE
 ---------- --------------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------------------
            RESTAURANTS--2.2%
            --------------------------------------------------
     11,900 IHOP Corp.                                           $   425,425
            --------------------------------------------------
     20,300 Landrys Seafood Restaurants, Inc.                        596,313
            --------------------------------------------------
     13,800 Ruby Tuesday, Inc.                                       351,900
            --------------------------------------------------
     13,300 ShowBiz Pizza Time, Inc.                                 305,900
            --------------------------------------------------   -----------
             Total                                                 1,679,538
            --------------------------------------------------   -----------
            RETAIL--0.9%
            --------------------------------------------------
     13,100 Fabri-Centers of America, Class A                        302,937
            --------------------------------------------------
     12,750 Hughes Supply, Inc.                                      384,891
            --------------------------------------------------   -----------
             Total                                                   687,828
            --------------------------------------------------   -----------
            RETAIL-SPECIALTY--2.4%
            --------------------------------------------------
     14,600 Michaels Stores, Inc.                                    446,213
            --------------------------------------------------
     22,200 O'Reilly Automotive, Inc.                                505,050
            --------------------------------------------------
     31,050 Pier 1 Imports, Inc.                                     556,959
            --------------------------------------------------
     17,000 Sports Authority, Inc.                                   316,625
            --------------------------------------------------   -----------
             Total                                                 1,824,847
            --------------------------------------------------   -----------
            SAVINGS & LOAN--5.6%
            --------------------------------------------------
     15,600 Astoria Financial Corp.                                  784,875
            --------------------------------------------------
     18,100 Charter One Financial, Inc.                            1,070,162
            --------------------------------------------------
     18,600 Downey Financial Corp.                                   453,375
            --------------------------------------------------
     15,100 JSB Financial, Inc.                                      738,956
            --------------------------------------------------
     10,900 RCSB Financial, Inc.                                     594,050
            --------------------------------------------------
     27,900 St. Paul Bancorp, Inc.                                   697,500
            --------------------------------------------------   -----------
             Total                                                 4,338,918
            --------------------------------------------------   -----------
            SERVICES-COMMERCIAL & CONSUMER--1.7%
            --------------------------------------------------
     21,700 Cerner Corp.                                             519,444
            --------------------------------------------------
     17,000 Franklin Covey Co.                                       474,937
            --------------------------------------------------
     14,247 Ogden Corp.                                              336,585
            --------------------------------------------------   -----------
             Total                                                 1,330,966
            --------------------------------------------------   -----------
            SERVICES-COMPUTER SYSTEMS--0.5%
            --------------------------------------------------
     13,600 BancTec, Inc.                                            362,100
            --------------------------------------------------   -----------
            TRUCKERS--2.8%
            --------------------------------------------------
     22,900 Alexander and Baldwin, Inc.                              592,537
            --------------------------------------------------
     18,100 American Freightways Corp.                               343,900
            --------------------------------------------------
     16,700 Werner Enterprises, Inc.                                 404,975
            --------------------------------------------------
     24,000 Yellow Corp.                                             781,500
            --------------------------------------------------   -----------
             Total                                                 2,122,912
            --------------------------------------------------   -----------
            TRUCKS & PARTS--0.6%
            --------------------------------------------------
     15,600 Wabash National Corp.                                    451,425
            --------------------------------------------------   -----------
             TOTAL COMMON STOCKS (IDENTIFIED COST $60,491,069)    75,511,023
            --------------------------------------------------   -----------



THE STYLE MANAGER FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------- ---------------------------------------------------   -----------
 (A) REPURCHASE AGREEMENT--1.6%
 --------------------------------------------------------------
 $1,219,266 C.S. First Boston, 6.05%, dated 9/30/1997, due
            10/1/1997
            (AT AMORTIZED COST)                                   $ 1,219,266
            ---------------------------------------------------   -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $61,710,335)(B)   $76,730,289
            ---------------------------------------------------   -----------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $61,750,880. The net unrealized appreciation of investments on a federal tax basis amounts to $14,979,409 which is comprised of $15,597,054 appreciation and $617,645 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($76,873,948) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


THE VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

During the last year, interest rates have been relatively calm, but the year ended with lower yields than were seen at the beginning of the year. Municipal bonds, in general, outperformed Treasuries during the same period as a lack of supply and a quieting of tax reform allowed the municipal bond market to gain strength.

Towards the end of the year, yields on municipal bonds were at their most attractive level relative to Treasuries at any time in the last three months. This shift created a buying opportunity especially in the 10 to 15 year maturity range desirable for this fund. We expect that the supply of municipal bonds will remain relatively weak through the end of this calendar year and we would expect municipal bonds to continue to outperform Treasuries during the same period.

Going forward, we expect overall interest rates to remain relatively calm with a gradual bias toward lower interest rates. We will continue to maintain an average maturity of about 15 years in an attempt to maximize yield while keeping risk to changes in interest rates somewhat lower than the average fund.

THE VIRGINIA MUNICIPAL BOND FUND--Investment Shares
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE VIRGINIA MUNICIPAL BOND FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Virginia Municipal Bond Fund (the "Fund") from October 24, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPEDIX F

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     5.70%
5 Year                                                     5.73%
Start of Performance (10/24/90)                            6.45%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/24/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE VIRGINIA MUNICIPAL BOND FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE VIRGINIA MUNICIPAL BOND FUND--TRUST SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Virginia Municipal Bond Fund (the "Fund") from October 24, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX G

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     8.00%
5 Year                                                     5.96%
Start of Performance (10/24/90)                            6.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/24/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE VIRGINIA MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--95.6%
 --------------------------------------------------------
            VIRGINIA--95.6%
            ---------------------------------------------
 $1,000,000 Albemarle County, VA IDA, Hospital Revenue
            Refunding Bonds, 5.75% (Martha Jefferson
            Hospital), 10/1/2008                               A    $ 1,056,730
            ---------------------------------------------
  1,000,000 Arlington County, VA, GO UT Bonds, 5.30%
            (Original Issue Yield: 5.40%), 6/1/2011           AAA     1,030,440
            ---------------------------------------------
  3,175,000 Big Stone Gap, VA Redevelopment & Housing
            Authority, Correctional Facility Lease
            Revenue Bonds, 6.00% (Wallens Ridge
            Development Project), 9/1/2007                    AA      3,500,247
            ---------------------------------------------
  2,890,000 Chesapeake Bay Bridge & Tunnel District, VA,
            Revenue Bonds, 5.875% (FGIC INS)/(Original
            Issue Yield: 5.95%), 7/1/2010                     AAA     3,116,605
            ---------------------------------------------
  3,500,000 Chesapeake, VA, GO UT Bonds, 5.375% (Commonwealth of Virginia
            GTD)/(Original
            Issue Yield: 5.45%), 5/1/2010                     AA      3,635,870
            ---------------------------------------------
  2,980,000 Chesterfield County, VA, GO UT Bonds, 5.25%,
            3/1/2010                                          AA+     3,051,550
            ---------------------------------------------
  2,860,000 Commonwealth of Virginia, GO UT Bonds,
            5.375%, 6/1/2009                                  AAA     2,993,905
            ---------------------------------------------
  4,000,000 Commonwealth of Virginia, GO UT Public
            Facilities Bonds (Series A), 5.70% (Original
            Issue Yield: 5.75%), 6/1/2008                     AAA     4,289,720
            ---------------------------------------------
  2,545,000 Danville, VA IDA, Hospital Refunding Revenue Bonds, 6.20% (Danville
            Regional Medical Center)/(FGIC INS)/(Original Issue Yield:
            6.30%), 10/1/2009                                 AAA     2,779,395
            ---------------------------------------------
  2,605,000 Fairfax County, VA Sewer Revenue, Revenue
            Bonds, 5.625%, 7/15/2011                          AA      2,748,197
            ---------------------------------------------
  1,140,000 Fairfax County, VA Sewer Revenue, Sewer
            Refunding Revenue Bonds, 5.30% (AMBAC INS),
            11/15/2006                                        AAA     1,197,467
            ---------------------------------------------
  1,505,000 Fairfax County, VA Sewer Revenue, Sewer
            Refunding Revenue Bonds, 5.40% (AMBAC INS),
            11/15/2007                                        AAA     1,583,681
            ---------------------------------------------
            Fairfax County, VA Water Authority, 6.00%,
  2,000,000 4/1/2022                                          AA      2,167,290
            ---------------------------------------------
  1,000,000 Fairfax County, VA Water Authority, Revenue
            Refunding Bonds, 4.65% (Original Issue Yield:
            4.85%), 4/1/2010                                  AA        977,750
            ---------------------------------------------
  3,500,000 Fairfax County, VA, (Series A), 5.25% (State Aid Withholding
            LOC)/(Original Issue Yield:
            5.35%), 6/1/2009                                  AAA     3,627,960
            ---------------------------------------------
  2,000,000 Henrico County, VA IDA, Refunding Revenue Bonds, 5.60% (Bon Secours
            Health System)/(MBIA INS)/(Original Issue Yield:
            5.65%), 8/15/2010                                 AAA     2,090,720
            ---------------------------------------------
    600,000 Loudoun County, VA IDA, Lease Revenue Bonds,
            5.50% (Northern Virginia Criminal
            Justice)/(Original Issue Yield: 5.829%),
            6/1/2008                                          AA-       623,910
            ---------------------------------------------
  1,000,000 Loudoun County, VA, GO UT Refunding Bonds
            (Series A), 5.50% (Commonwealth of Virginia
            GTD)/(Original Issue Yield: 5.649%),
            10/1/2007                                         AA-     1,061,750
            ---------------------------------------------
  4,440,000 Newport News, VA, GO UT, 5.75%, 1/15/2017         AA-     4,607,743
            ---------------------------------------------
  3,000,000 Norfolk, VA, GO UT Bonds, 5.25% (Commonwealth of Virginia
            GTD)/(Original Issue Yield:
            5.55%), 6/1/2011                                  AA      3,052,140
            ---------------------------------------------


THE VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                  CREDIT
 OR SHARES                                                 RATING*    VALUE
 ---------- --------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
 -------------------------------------------------------
 $2,000,000 Norfolk, VA, GO UT Bonds, 5.70% (MBIA INS),      AAA
            6/1/2008                                               $ 2,152,380
            --------------------------------------------
  2,535,000 Portsmouth, VA, GO UT Bonds, 5.00% (FGIC
            INS), 8/1/2011                                   AAA     2,532,313
            --------------------------------------------
  3,375,000 Riverside, VA Regional Jail Authority, Jail
            Facility Revenue Bonds, 5.625% (MBIA
            INS)/(Original Issue Yield: 5.75%), 7/1/2007     AAA     3,638,655
            --------------------------------------------
  1,185,000 Roanoke, VA IDA, Hospital Revenue Refunding
            Bonds (Series B), 6.00% (Roanoke Memorial
            Hospital)/(Original Issue Yield: 6.10%),
            7/1/2007                                         AA-     1,260,212
            --------------------------------------------
  3,510,000 Virginia College Building Authority, Revenue
            Bonds, 5.40% (21ST Century College Program),
            8/1/2015                                         AA      3,555,700
            --------------------------------------------
  7,255,000 Virginia State Public Building Authority,
            Revenue Bonds, 5.20% (Original Issue Yield:
            5.40%), 8/1/2010                                 AA      7,366,146
            --------------------------------------------
  2,030,000 Virginia State Transportation Board, Revenue
            Bonds, 6.00% (Northern Virginia
            Transportation District)/(Original Issue
            Yield: 6.10%), 5/15/2008                         AA      2,198,348
            --------------------------------------------
  1,000,000 Virginia State Transportation Board,
            Transportation Contract Revenue Refunding
            Bonds, 5.375% (U.S. Route 58 Corridor
            PG-A), 5/15/2007                                 AA      1,048,000
            --------------------------------------------
  2,325,000 Virginia State University-Virginia
            Commonwealth, Revenue Bonds, 5.75% (Original
            Issue Yield: 5.827%), 5/1/2021                   AA-     2,386,055
            --------------------------------------------           -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST $72,293,301)                         75,330,879
            --------------------------------------------           -----------
 MUTUAL FUND ISSUES--3.5%
 -------------------------------------------------------
    928,302 Goldman Sachs & Co. ILA Tax Exempt                         928,302
            --------------------------------------------
  1,793,570 Municipal Fund for Temporary Investment                  1,793,570
            --------------------------------------------           -----------
             TOTAL MUTUAL FUND ISSUES (AT NET ASSET
              VALUE)                                                 2,721,872
            --------------------------------------------           -----------
             TOTAL INVESTMENTS (IDENTIFIED COST
              $75,015,173)(A)                                      $78,052,751
            --------------------------------------------           -----------

(a) The cost of investments for federal tax purposes amounts to $75,015,173. The net unrealized appreciation of investments on a federal tax basis amounts to $3,037,578 which is comprised of $3,041,196 appreciation and $3,618 depreciation at September 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($78,772,564) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company GO--General Obligation GTD--Guaranty IDA--Industrial Development Authority INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)


THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

During the last year, interest rates have been relatively calm, but the year ended with lower yields than were seen at the beginning of the year. Municipal bonds, in general, outperformed Treasuries during the same period as a lack of supply and a quieting of tax reform allowed the municipal bond market to gain strength.

Towards the end of the year, yields on municipal bonds were at their most attractive level relative to Treasuries at any time in the last three months. This shift created a buying opportunity especially in the 10 to 15 year maturity range desirable for this fund. We expect that the supply of municipal bonds will remain relatively weak through the end of this calendar year and we would expect municipal bonds to continue to outperform Treasuries during the same period. Bonds for the Maryland area continue to enjoy good demand, and typically yield 5 to 10 basis points less than similar bonds nationwide.

Going forward, we expect overall interest rates to remain relatively calm with a gradual bias toward lower interest rates. We will continue to maintain an average maturity of about 15 years in an attempt to maximize yield while keeping risk to changes in interest rates somewhat lower than the average fund.


THE MARYLAND MUNICIPAL BOND FUND--Investment Shares
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE MARYLAND MUNICIPAL BOND FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Maryland Municipal Bond Fund (the "Fund") from October 30, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX H

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     4.87%
5 Year                                                     5.33%
Start of Performance (10/30/90)                            6.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/30/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE MARYLAND MUNICIPAL BOND FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE MARYLAND MUNICIPAL BOND FUND--TRUST SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Maryland Municipal Bond Fund (the "Fund") from October 30, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX I

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     7.19%
5 Year                                                     5.56%
Start of Performance (10/30/90)                            6.18%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/30/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE MARYLAND MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--91.0%
 --------------------------------------------------------
            MARYLAND--91.0%
            ---------------------------------------------
 $1,000,000 Baltimore County, MD Revenue Authority,
            Revenue Refunding Bonds, 5.25% (Original
            Issue Yield: 5.40%), 7/1/2008                      A    $ 1,038,610
            ---------------------------------------------
  1,000,000 Baltimore, MD, GO UT Bonds (Series A), 5.375%
            (AMBAC INS), 10/15/2008                           AAA     1,035,650
            ---------------------------------------------
  1,500,000 Calvert County, MD, Pollution Control Revenue
            Bonds, 5.55% (Baltimore Gas & Electric
            Co.)/(Original Issue Yield: 5.601%),
            7/15/2014                                          A      1,528,065
            ---------------------------------------------
  1,400,000 Carroll County, MD, GO UT, 5.35%, 12/1/2016       AA      1,411,144
            ---------------------------------------------
  1,000,000 Harford County, MD, GO UT, 4.65%, 12/1/2006       AA-     1,012,150
            ---------------------------------------------
  1,430,000 Howard County, MD, GO Refunding Bonds (Series
            A), 5.25% (Original Issue Yield: 5.60%),
            8/15/2011                                         AA+     1,460,416
            ---------------------------------------------
  1,000,000 Maryland Health & Higher Educational Facilities Authority, Refunding
            Revenue Bonds, 5.30% (Francis Scott Key Medical Center)/(FGIC
            INS)/(Original Issue Yield:
            5.40%), 7/1/2008                                  AAA     1,037,220
            ---------------------------------------------
  1,500,000 Maryland Health & Higher Educational
            Facilities Authority, Revenue Bonds, 5.20%
            (Frederick Memorial Hospital)/(FGIC
            INS)/(Original Issue Yield: 5.30%), 7/1/2008      AAA     1,565,205
            ---------------------------------------------
  1,740,000 Maryland National Capital Park & Planning
            Commission, GO UT Bonds, 5.125% (Park
            Aquisition & Development-S-2)/
            (Original Issue Yield: 5.25%), 7/1/2010           AA      1,773,982
            ---------------------------------------------
  1,470,000 Maryland State Community Development
            Administration, Revenue Bonds (Single Family
            Program-Fifth Series), 5.40%, 4/1/2008            Aa      1,508,279
            ---------------------------------------------
  1,800,000 Maryland State Stadium Authority, Revenue
            Bonds, 5.875% (AMBAC INS), 12/15/2011             AAA     1,927,980
            ---------------------------------------------
    850,000 Maryland State Transportation Authority,
            Refunding Revenue Bonds, 5.80% (Original
            Issue Yield: 5.90%), 7/1/2006                     A+        927,223
            ---------------------------------------------
  1,000,000 Maryland State, GO UT Bonds, 5.25%, 6/15/2007     AAA     1,054,210
            ---------------------------------------------
  2,500,000 Maryland State, GO UT Bonds, 5.70% (Original
            Issue Yield: 5.75%), 3/15/2010                    AAA     2,682,875
            ---------------------------------------------
    820,000 Montgomery County, MD, GO UT Refunding Bonds (Series A), 5.75%
            (Original Issue Yield:
            5.85%), 7/1/2006                                  AAA       897,146
            ---------------------------------------------
  1,000,000 Ocean City, MD, GO UT Refunding Bonds, 5.50%
            (MBIA Insurance Corporation INS), 3/15/2009       AAA     1,046,760
            ---------------------------------------------
    500,000 Prince Georges County, MD, GO UT Bonds, 5.50% (Stormwater
            Management)/(Original Issue
            Yield: 5.55%), 3/15/2008                          AA        524,910
            ---------------------------------------------
  1,435,000 Prince Georges County, MD IDA, Lease Revenue
            Bonds, 6.00% (Hyattsville District Court
            Facility)/(Original Issue Yield: 6.10%),
            7/1/2009                                          AA      1,590,941
            ---------------------------------------------
  1,425,000 Rockville, MD, GO UT Revenue Refunding Bonds,
            4.90% (Original Issue Yield: 5.00%),
            4/15/2007                                         AA+     1,449,995
            ---------------------------------------------


THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT OR                                                 CREDIT
   SHARES                                                  RATING*    VALUE
 ---------- --------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
 -------------------------------------------------------
 $1,500,000 University of Maryland, System Auxiliary
            Facilities & Tuition Revenue Bonds (Series
            A), 5.40% (Original Issue Yield: 5.45%),
            4/1/2009                                         AA+   $ 1,573,170
            --------------------------------------------
  1,600,000 Washington Suburban Sanitation District, MD,
            GO UT Bonds, 5.375%, 6/1/2011                    AA      1,627,520
            --------------------------------------------
  1,700,000 Washington Suburban Sanitation District, MD,
            GO UT Bonds, 5.50%, 6/1/2010                     AA      1,768,781
            --------------------------------------------           -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
             (IDENTIFIED COST $29,252,821)                          30,442,232
            --------------------------------------------           -----------
 MUTUAL FUND ISSUES--8.0%
 -------------------------------------------------------
  1,430,264 Goldman Sachs & Co.                                      1,430,264
            --------------------------------------------
  1,243,349 Municipal Fund for Temporary Investment                  1,243,349
            --------------------------------------------           -----------
             TOTAL MUTUAL FUND ISSUES (AT NET ASSET                  2,673,613
            VALUE)                                                 -----------
            --------------------------------------------
             TOTAL INVESTMENTS (IDENTIFIED COST                    $33,115,845
            $31,926,434)(A)                                        -----------
            --------------------------------------------

At September 30, 1997, 4.7% of the total investments at market value were subject to alternative minimum tax.

(a) The cost of investments for federal tax purposes amounts to $31,926,434. The unrealized appreciation of investments on a federal tax basis amounts to $1,189,411 at September 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($33,468,781) at September 30, 1997.

The following acronym(s) are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Insurance Company
GO--General Obligation
IDA--Industrial Development Authority
INS--Insured
MBIA--Municipal Bond Investors Assurance
UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)


THE TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                          VALUE
 ----------- ------------------------------------------------   ------------
 U.S. TREASURY OBLIGATIONS--52.6%
 ------------------------------------------------------------
             U.S. TREASURY BILL--15.7%
             ------------------------------------------------
 $50,000,000 10/16/1997                                         $ 49,906,604
             ------------------------------------------------
                                                                ------------
                                                                ------------
             U.S. TREASURY NOTES--36.9%
             ------------------------------------------------
  12,000,000 5/125%, 4/30/1998                                    11,935,655
             ------------------------------------------------
  31,000,000 5.625% - 5.750%, 10/31/1997                          31,002,067
             ------------------------------------------------
  15,000,000 6.125%, 5/15/1998                                    15,031,852
             ------------------------------------------------
   8,000,000 6.125%, 8/31/1998                                     8,024,535
             ------------------------------------------------
   3,000,000 6.250%, 7/31/1998                                     3,014,931
             ------------------------------------------------
  27,000,000 7.875%, 1/15/1998                                    27,168,155
             ------------------------------------------------
   7,000,000 8.250%, 7/15/1998                                     7,135,850
             ------------------------------------------------
  14,000,000 8.750%, 10/15/1997                                   14,016,352
             ------------------------------------------------
                                                                ------------
              Total                                              117,329,397
             ------------------------------------------------
                                                                ------------
              TOTAL U.S. TREASURY OBLIGATIONS                    167,236,001
             ------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENTS--47.0%
 ------------------------------------------------------------
  40,000,000 CS First Boston, 6.050%, dated 9/30/1997, due
             10/1/1997                                            40,000,000
             ------------------------------------------------
  40,000,000 Merrill Lynch, Pierce, Fenner and Smith, 6.050%,
             dated
             9/30/1997, due 10/1/1997                             40,000,000
             ------------------------------------------------
  29,310,947 Prudential Securities, Inc., 6.050%, dated
             9/30/1997, due 10/1/1997                             29,310,947
             ------------------------------------------------
  40,000,000 Smith Barney, Inc., 6.000%, dated 9/30/1997, due
             10/1/1997                                            40,000,000
             ------------------------------------------------
                                                                ------------
              TOTAL REPURCHASE AGREEMENTS                        149,310,947
             ------------------------------------------------   ------------
                                                                ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(B)          $316,546,948
             ------------------------------------------------   ------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury and/or agency obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($317,749,268) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


THE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 (A) COMMERCIAL PAPER--55.0%
 ---------------------------------------------------------------
             ASSET BACKED--12.7%
             ---------------------------------------------------
 $ 7,000,000 Ascot Capital Corp., 5.621%, 12/5/1997                $  6,929,981
             ---------------------------------------------------
  10,000,000 Centre Square Funding, 5.574%, 10/20/1997                9,970,708
             ---------------------------------------------------
             Fleet Funding Corp., 5.557%-5.578%, 10/6/1997-
   6,000,000 10/10/1997                                               5,994,168
             ---------------------------------------------------
   8,000,000 Sigma Finance, 5.697%-5.716%, 2/2/1998-2/27/1998         7,827,485
             ---------------------------------------------------   ------------
              Total                                                  30,722,342
             ---------------------------------------------------   ------------
             BANKING-FINANCE--2.5%
             ---------------------------------------------------
   3,000,000 Banc One Funding Corp., 5.605%, 12/12/1997               2,966,820
             ---------------------------------------------------
   3,000,000 Credit Suisse First Boston, 5.691%, 1/16/1998            2,950,691
             ---------------------------------------------------   ------------
              Total                                                   5,917,511
             ---------------------------------------------------   ------------
             COMMERCIAL SERVICES--1.5%
             ---------------------------------------------------
   3,600,000 McGraw-Hill Cos., Inc., 5.565%, 10/7/1997                3,596,700
             ---------------------------------------------------   ------------
             CONSUMER NON-DURABLES--2.9%
             ---------------------------------------------------
             Campbell Soup Co., 5.476%-5.688%, 11/18/1997-
   7,000,000 4/17/1998                                                6,904,653
             ---------------------------------------------------   ------------
             FINANCE-AUTOMOTIVE--1.2%
             ---------------------------------------------------
             Ford Motor Credit Corp., 5.725%-5.857%, 10/27/1997-
   3,000,000 4/13/1998                                                2,962,196
             ---------------------------------------------------   ------------
             FINANCE-RETAIL--2.9%
             ---------------------------------------------------
   7,000,000 Xerox Credit Corp., 5.493%-5.495%, 11/5/1997             6,964,067
             ---------------------------------------------------   ------------
             FINANCE-LEASING--3.3%
             ---------------------------------------------------
             Pitney Bowes Credit Corp., 5.679%-5.837%,
   8,000,000 10/2/1997-1/9/1998                                       7,922,860
             ---------------------------------------------------   ------------
             FINANCIAL SERVICES--14.8%
             ---------------------------------------------------
   2,000,000 American General Finance Corp., 5.780%, 6/9/1998         1,922,748
             ---------------------------------------------------
             General Electric Capital Corp., 5.761%-5.813%,
   8,000,000 5/6/1998-6/9/1998                                        7,700,036
             ---------------------------------------------------
   2,000,000 Marsh & McLennan Cos., Inc., 5.597%, 12/18/1997          1,976,167
             ---------------------------------------------------
             Merrill Lynch & Co., Inc., 5.741%-5.981%, 1/5/1998-
  11,640,000 4/13/1998                                               11,379,917
             ---------------------------------------------------
   5,000,000 Republic New York Corp., 5.654%, 3/27/1998               4,864,792
             ---------------------------------------------------
             Smith Barney, Inc., 5.560%-5.564%, 10/10/1997-
   8,000,000 11/17/1997                                               7,960,030
             ---------------------------------------------------   ------------
              Total                                                  35,803,690
             ---------------------------------------------------   ------------
             HEALTH SERVICES--4.1%
             ---------------------------------------------------
  10,000,000 Schering Corp., 5.813%-5.822%, 10/7/1997-12/2/1997       9,946,639
             ---------------------------------------------------   ------------
             PROCESS INDUSTRIES--2.5%
             ---------------------------------------------------
             Du Pont (E.I.) de Nemours & Co., 5.847%-5.890%,
   6,000,000 10/28/1997                                               5,974,350
             ---------------------------------------------------   ------------
             PRODUCER MANUFACTURING--1.2%
             ---------------------------------------------------
   3,000,000 Xerox Corp., 5.579%, 10/15/1997                          2,993,583
             ---------------------------------------------------   ------------


THE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR SHARES                                                           VALUE
 ----------- ---------------------------------------------------   ------------
 (A) COMMERCIAL PAPER--CONTINUED
 ---------------------------------------------------------------
             UTILITIES--5.4%
             ---------------------------------------------------
             Southern California Edison Co., 5.604%-5.665%,
 $ 8,000,000 10/17/1997-11/14/1997                                 $  7,967,456
             ---------------------------------------------------
   5,000,000 Virginia Electric Power Co., 9.375%, 6/1/1998            5,105,256
             ---------------------------------------------------   ------------
              Total                                                  13,072,712
             ---------------------------------------------------   ------------
              TOTAL COMMERCIAL PAPER                                132,781,303
             ---------------------------------------------------   ------------
 CORPORATE BONDS--12.2%
 ---------------------------------------------------------------
             BANKING-FINANCE--4.5%
             ---------------------------------------------------
             Associates Corp. of North America, 8.375%,
   4,000,000 1/15/1998                                                4,026,490
             ---------------------------------------------------
     900,000 CIT Group Holdings, Inc., 6.750%, 4/30/1998                901,848
             ---------------------------------------------------
   4,000,000 NationsBank Corp., 6.625%, 1/15/1998                     4,007,304
             ---------------------------------------------------
   2,000,000 Norwest Financial, Inc., 8.500%, 8/15/1998               2,042,512
             ---------------------------------------------------   ------------
              Total                                                  10,978,154
             ---------------------------------------------------   ------------
             FINANCE-LEASING--3.2%
             ---------------------------------------------------
   3,000,000 International Lease Finance Corp., 5.609%, 1/5/1998      2,956,160
             ---------------------------------------------------
             International Lease Finance Corp., 8.125%,
   4,760,000 1/15/1998                                                4,789,290
             ---------------------------------------------------   ------------
              Total                                                   7,745,450
             ---------------------------------------------------   ------------
             FINANCIAL SERVICES--2.1%
             ---------------------------------------------------
   5,000,000 American General Finance Corp., 8.250%, 1/15/1998        5,032,656
             ---------------------------------------------------   ------------
             OIL/GAS--0.2%
             ---------------------------------------------------
     500,000 Texaco Capital, Inc., 9.000%, 11/15/1997                   501,886
             ---------------------------------------------------   ------------
             PROCESS INDUSTRIES--0.8%
             ---------------------------------------------------
   1,925,000 Du Pont (E.I.) de Nemours & Co., 8.650%, 12/1/1997       1,933,167
             ---------------------------------------------------   ------------
             RESTAURANT/FOOD SERVICE--1.4%
             ---------------------------------------------------
   3,238,000 PepsiCo, Inc., 6.125%, 1/15/1998                         3,241,451
             ---------------------------------------------------   ------------
              TOTAL CORPORATE BONDS                                  29,432,764
             ---------------------------------------------------   ------------
 CORPORATE NOTES--2.2%
 ---------------------------------------------------------------
             BANKING-FINANCE--1.3%
             ---------------------------------------------------
   3,000,000 CIT Group Holdings, Inc., 6.500%, 7/13/1998              3,016,257
             ---------------------------------------------------   ------------
             ELECTRONIC TECHNOLOGY--0.9%
             ---------------------------------------------------
   2,250,000 Rockwell International Corp., 7.625%, 2/17/1998          2,264,006
             ---------------------------------------------------   ------------
              TOTAL CORPORATE NOTES                                   5,280,263
             ---------------------------------------------------   ------------
 GOVERNMENT AGENCIES--23.7%
 ---------------------------------------------------------------
             (b)Federal National Mortgage Association, 5.360%,
   2,000,000 12/14/1998                                               2,000,382
             ---------------------------------------------------
  55,250,000 (b)Student Loan Marketing Association, 5.220%-
               5.410%, 10/30/1997-3/7/2001                           55,262,286
             ---------------------------------------------------   ------------
              TOTAL GOVERNMENT AGENCIES                              57,262,668
             ---------------------------------------------------   ------------

THE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                    VALUE
 ----------- ------------------------------------------   ------------
 (C) REPURCHASE AGREEMENT--6.8%
 ------------------------------------------------------
             Prudential Securities, Inc., 6.050%, dated
 $16,490,289 9/30/1997, due 10/1/1997                     $ 16,490,289
             ------------------------------------------   ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(D)    $241,247,287
             ------------------------------------------   ------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) Current rate and next reset date shown.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($241,510,750) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)



THE TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--99.2%
 --------------------------------------------------------
            ALABAMA--4.4%
            ---------------------------------------------
 $2,500,000 Columbia, AL IDB , PCR (Series C) Daily VRDNs
            (Alabama Power Co.)                                A    $ 2,500,000
            ---------------------------------------------           -----------
            ALASKA--5.2%
            ---------------------------------------------
  3,000,000 Alaska State Housing Finance Corp., Revenue
            Bonds (Series 1991C) Weekly VRDNs (Swiss Bank
            Capital Markets SPA)                              AAA     3,000,000
            ---------------------------------------------           -----------
            ARIZONA--3.5%
            ---------------------------------------------
  2,000,000 Arizona Health Facilities Authority, Pooled
            Loan Program Revenue Bonds (Series 1985B)
            Weekly VRDNs (FGIC INS)/(Chase Manhattan Bank
            N.A., New York LIQ)                               AAA     2,000,000
            ---------------------------------------------           -----------
            FLORIDA--5.7%
            ---------------------------------------------
  3,290,000 Putnam County, FL Development Authority, PCR Bonds (Series 1984H)
            Weekly VRDNs (Seminole Electric Cooperative, Inc (FL))/(National
            Rural Utilities Cooperative Finance Corp.
            LOC)                                              AA-     3,290,000
            ---------------------------------------------           -----------
            GEORGIA--12.6%
            ---------------------------------------------
  2,000,000 Burke County, GA Development Authority, PCR
            Bonds Daily VRDNs (Georgia Power Company
            Plant Vogtle)                                     A+      2,000,000
            ---------------------------------------------
  2,700,000 Gwinnett County, GA School District, GO UT
            Refunding Bonds, 4.40% Bonds, 2/1/1998            AA+     2,707,489
            ---------------------------------------------
  1,500,000 Monroe County, GA Development Authority IDRB,
            PCR Refunding Bonds (Series 2) Daily VRDNs
            (Gulf Power Co.)                                  A+      1,500,000
            ---------------------------------------------
  1,000,000 Putnam County, GA Development Authority Daily
            VRDNs (Georgia Power Co.)                         A+      1,000,000
            ---------------------------------------------           -----------
             Total                                                    7,207,489
            ---------------------------------------------           -----------
            MARYLAND--8.3%
            ---------------------------------------------
  1,000,000 Anne Arundel County, MD, GO UT, 4.00% Bonds,
            4/1/1998                                          AA+     1,001,229
            ---------------------------------------------
  1,750,000 Baltimore County, MD Metropolitan District,
            GO UT (65th Series), 5.00% Bonds, 6/1/1998        AAA     1,764,110
            ---------------------------------------------
  2,000,000 Maryland Health & Higher Educational
            Facilities Authority, Revenue Bonds Weekly
            VRDNs (Greater Baltimore Medical
            Center)/(First National Bank of Maryland,
            Baltimore LOC)                                    A1      2,000,000
            ---------------------------------------------           -----------
             Total                                                    4,765,339
            ---------------------------------------------           -----------
            MASSACHUSETTS--4.4%
            ---------------------------------------------
  2,500,000 Massachusetts IFA, (Series 1992A) Weekly
            VRDNs (Ogden Haverhill)/(Union Bank of
            Switzerland, Zurich LOC)                          AA+     2,500,000
            ---------------------------------------------           -----------
            MINNESOTA--0.7%
            ---------------------------------------------
    400,000 Beltrami County, MN, Environmental Control
            Authority Daily VRDNs (Northwood Panelboard
            Co.)/(Union Bank of Switzerland, Zurich LOC)      AA+       400,000
            ---------------------------------------------           -----------

THE TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 --------------------------------------------------------
            NEW YORK--10.3%
            ---------------------------------------------
 $1,000,000 New York City Municipal Water Finance
            Authority, Water and Sewer System Revenue
            Bonds (Series 1995 A) Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)         AAA   $ 1,000,000
            ---------------------------------------------
  1,000,000 New York City, NY Daily VRDNs (AMBAC INS)         AAA     1,000,000
            ---------------------------------------------
    900,000 New York City, NY Daily VRDNs (Morgan
            Guaranty Trust Co., New York LOC)                 AAA       900,000
            ---------------------------------------------
    100,000 New York City, NY, (Subseries B-4) Daily
            VRDNs                                             AA+       100,000
            ---------------------------------------------
    400,000 New York City, NY, GO Bonds Series-B Daily
            VRDNs (FGIC INS)/(FGIC Securities Purchase,
            Inc. LIQ)                                         AAA       400,000
            ---------------------------------------------
    500,000 New York City, NY, Series B Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)         AAA       500,000
            ---------------------------------------------
  2,000,000 New York City, NY, Subseries A-10 Daily VRDNs     AAA     2,000,000
            ---------------------------------------------           -----------
             Total                                                    5,900,000
            ---------------------------------------------           -----------
            OHIO--6.8%
            ---------------------------------------------
  1,900,000 Clermont County, OH , Revenue Bonds (Series
            B) Weekly VRDNs (Mercy Health Systems)            AA-     1,900,000
            ---------------------------------------------
  2,000,000 Ohio State Air Quality Development Authority, Revenue Bonds (Series
            B) Daily VRDNs (Cincinnati Gas and Electric Co.)/(J.P.
            Morgan Delaware, Wilmington LOC)                  AAA     2,000,000
            ---------------------------------------------           -----------
             Total                                                    3,900,000
            ---------------------------------------------           -----------
            PENNSYLVANIA--3.5%
            ---------------------------------------------
  2,000,000 Allegheny County, PA HDA, (Series 1990 A)
            Daily VRDNs (Presbyterian University
            Hospital)/(MBIA Insurance Corporation
            INS)/(PNC Bank, N.A. LIQ)                         AAA     2,000,000
            ---------------------------------------------           -----------
            TEXAS--6.1%
            ---------------------------------------------
  1,500,000 Lower Neches Valley, TX, Refunding Revenue Bonds, 3.75% TOBs
            (Chevron U.S.A., Inc.)
            2/16/1998                                         AA      1,500,000
            ---------------------------------------------
  2,000,000 Sabine River Authority, TX , PCR Bonds
            (Series B) Daily VRDNs (Texas Utilities
            Electric Co.)/(Union Bank of Switzerland,
            Zurich LOC)                                       AA+     2,000,000
            ---------------------------------------------           -----------
             Total                                                    3,500,000
            ---------------------------------------------           -----------
            VIRGINIA--26.0%
            ---------------------------------------------
  2,200,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds (Series A) Weekly VRDNs (Fairfax
            Hospital System)                                  AA      2,200,000
            ---------------------------------------------
  2,000,000 Fairfax County, VA, GO UT (Series A), 5.50%
            Bonds, 6/1/1998                                   AAA     2,022,729
            ---------------------------------------------
  2,215,000 Loudoun County, VA, GO UT (Series A), 4.375%
            Bonds, 8/1/1998                                   AA-     2,226,345
            ---------------------------------------------
    965,000 Richmond, VA Public Utility, Series A, 8.00%
            Bonds (United States Treasury PRF), 1/15/1998
            (@102)                                            AAA       996,204
            ---------------------------------------------
  1,400,000 Virginia College Building Authority Weekly
            VRDNs (University of Richmond)/(Crestar Bank
            of Virginia, Richmond SA)                         Aa2     1,400,000
            ---------------------------------------------


THE TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   CREDIT
 OR SHARES                                                  RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 --------------------------------------------------------
 $2,000,000 Virginia State Housing Development Authority,
            (Series C), 3.80% TOBs, Mandatory Tender
            6/10/1998                                         AA+   $ 1,999,173
            ---------------------------------------------
    500,000 Virginia State Public Building Authority,
            (Series A), 3.90% Bonds, 8/1/1998                 AA        500,192
            ---------------------------------------------
  1,500,000 Virginia State Public School Authority,
            Series A, 6.00% Bonds, 1/1/1998                   AA      1,508,956
            ---------------------------------------------
  2,000,000 Virginia State Transportation Board, 7.70%
            Bonds (Route 28 Project)/(United States
            Treasury PRF), 3/1/1998 (@102)                    AAA     2,072,480
            ---------------------------------------------           -----------
             Total                                                   14,926,079
            ---------------------------------------------           -----------
            WYOMING--1.7%
            ---------------------------------------------
  1,000,000 Lincoln County, WY, Revenue Bonds Daily VRDNs
            (Exxon Corp.)                                     AA      1,000,000
            ---------------------------------------------           -----------
             TOTAL SHORT-TERM MUNICIPAL SECURITIES                   56,888,907
            ---------------------------------------------           -----------
 MUTUAL FUND ISSUES--0.4%
 --------------------------------------------------------
    247,772 Goldman Sachs & Co. (AT NET ASSET VALUE)                    247,772
            ---------------------------------------------           -----------
             TOTAL INVESTMENTS (AT AMORTIZED COST AND NET
            ASSET VALUE)(A)                                         $57,136,679
            ---------------------------------------------           -----------

(a) Also represents cost for federal tax purposes.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($57,369,580) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company GO--General Obligation HDA--Hospital Development Authority IDA--Industrial Development Authority IDB--Industrial Development Bond
IDRB--Industrial Development Revenue Bond IFA--Industrial Finance Authority
INS--Insured LIQ--Liquidity Agreement LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue PRF--Prerefunded SA--Support Agreement SPA--Standby Purchase Agreement TOBs--Tender Option Bonds UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                            THE U.S.     THE STYLE                   THE          THE
                           GOVERNMENT     MANAGER:    THE STYLE   VIRGINIA     MARYLAND
                           SECURITIES    LARGE CAP     MANAGER    MUNICIPAL    MUNICIPAL
                              FUND          FUND        FUND      BOND FUND    BOND FUND
------------------------------------------------------------------------------------------
ASSETS:
Investments in
repurchase agreements     $    460,430  $  2,576,249 $ 1,219,266 $        --  $        --
Investments in
securities                 155,643,026   104,106,935  75,511,023  78,052,751   33,115,845
------------------------------------------------------------------------------------------
  Total investments in
  securities, at value    $156,103,456  $106,683,184 $76,730,289 $78,052,751  $33,115,845
------------------------------------------------------------------------------------------
Cash                                --           446          --          --           --
Income receivable            1,935,302       128,141      96,421   1,121,169      438,320
Receivable for shares
sold                           117,229        57,067     275,041      37,019          200
Deferred expenses                   --            --       9,103          --           --
------------------------------------------------------------------------------------------
  Total assets             158,155,987   106,868,838  77,110,854  79,210,939   33,554,365
------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares
redeemed                       249,193        87,484     187,792     238,933       13,519
Income distribution
payable                        362,543            --          --     105,709       33,929
Payable to Bank                  3,989            --          --          --           --
Accrued expenses               115,182        96,827      49,114      93,733       38,136
------------------------------------------------------------------------------------------
  Total liabilities            730,907       184,311     236,906     438,375       85,584
------------------------------------------------------------------------------------------
  TOTAL NET ASSETS        $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital           $174,339,274  $ 69,922,418 $48,156,564 $75,912,084  $32,631,102
Net unrealized
 appreciation of
 investments                 1,195,308    20,488,173  15,019,954   3,037,578    1,189,411
Accumulated net realized
 gain (loss) on
 investments               (18,155,068)   16,158,724  13,635,635    (177,098)    (351,732)
Accumulated
 undistributed net
 investment income              45,566       115,212      61,795          --           --
------------------------------------------------------------------------------------------
  TOTAL NET ASSETS        $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares             $ 52,177,289  $ 26,611,481 $        -- $19,891,348  $ 5,682,750
 Investment Shares         105,247,791    80,073,046  76,873,948  58,881,216   27,786,031
------------------------------------------------------------------------------------------
  Total                   $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSET VALUE AND
OFFERING PRICE PER SHARE
 Trust Shares                    $9.95        $16.31          --      $11.07       $10.91
 Investment Shares               $9.95        $16.31      $15.37      $11.07       $10.91
------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER
SHARE*
 Trust Shares                    $9.95        $16.31          --      $11.07       $10.91
 Investment Shares**             $9.75        $15.98      $15.06      $10.85       $10.69
------------------------------------------------------------------------------------------
SHARES OUTSTANDING
 Trust Shares                5,246,259     1,632,012          --   1,797,148      521,087
 Investment Shares          10,582,280     4,910,713   5,002,112   5,319,803    2,547,851
------------------------------------------------------------------------------------------
Total Shares Outstanding    15,828,539     6,542,725   5,002,112   7,116,951    3,068,938
------------------------------------------------------------------------------------------
Investments, at
identified cost           $154,908,148  $ 86,195,011 $61,710,335 $75,015,173  $31,926,434
------------------------------------------------------------------------------------------
Investments, at tax cost  $154,908,148  $ 86,195,011 $61,750,880 $75,015,173  $31,926,434
------------------------------------------------------------------------------------------

*See "Redeeming Shares" in the Prospectus.
**Computation of redemption proceeds per share: 98/100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                         THE TREASURY              THE TAX-FREE
                                            MONEY      THE MONEY      MONEY
                                         MARKET FUND  MARKET FUND  MARKET FUND
-------------------------------------------------------------------------------
ASSETS:
Investments in repurchase agreements     $149,310,947 $ 16,490,289 $        --
Investments in securities                 167,236,001  224,756,998  57,136,679
-------------------------------------------------------------------------------
  Total investments in securities, at
  value                                   316,546,948  241,247,287  57,136,679
-------------------------------------------------------------------------------
Income receivable                           2,578,221    1,133,016     371,750
Receivable for shares sold                      3,106       11,582      69,301
Deferred expenses                                  --           --       4,692
-------------------------------------------------------------------------------
  Total assets                            319,128,275  242,391,885  57,582,422
-------------------------------------------------------------------------------
LIABILITIES:
Payable for shares redeemed                   206,703       66,719       6,000
Income distribution payable                   930,196      602,201     135,472
Payable to Bank                                    --       67,897          --
Accrued expenses                              242,108      144,318      71,370
-------------------------------------------------------------------------------
  Total liabilities                         1,379,007      881,135     212,842
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $317,749,268 $241,510,750 $57,369,580
-------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares                            $196,450,150 $164,290,280 $        --
 Investment Shares                        121,299,118   77,220,470  57,369,580
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $317,749,268 $241,510,750 $57,369,580
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS
PER SHARE
 Trust Shares                                   $1.00        $1.00          --
 Investment Shares                              $1.00        $1.00       $1.00
-------------------------------------------------------------------------------
SHARES OUTSTANDING
 Trust Shares                             196,450,150  164,290,280          --
 Investment Shares                        121,466,050   77,220,470  57,369,580
-------------------------------------------------------------------------------
Total Shares Outstanding                  317,916,200  241,510,750  57,369,580
-------------------------------------------------------------------------------
Investments, at amortized cost and net
asset value                              $316,546,948 $241,247,287 $57,136,679
-------------------------------------------------------------------------------
Investments, at tax cost                 $316,546,948 $241,247,287 $57,136,679
-------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                           THE U.S.     THE STYLE                              THE
                          GOVERNMENT    MANAGER:    THE STYLE  THE VIRGINIA  MARYLAND
                          SECURITIES    LARGE CAP    MANAGER    MUNICIPAL   MUNICIPAL
                             FUND         FUND        FUND      BOND FUND   BOND FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                 $        --  $ 2,280,851 $ 1,853,994 $        --  $       --
Interest                   12,930,324      109,465     110,776   4,537,516   1,875,016
--------------------------------------------------------------------------------------
  Total income             12,930,324    2,390,316   1,964,770   4,537,516   1,875,016
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee     1,325,841      749,609     830,673     650,276     273,851
Administrative personnel
and  services fee             172,113       97,360      75,125      84,421      75,000
Custodian fees                 46,191       47,362      31,329      28,448      12,079
Transfer and dividend
disbursing  agent fees
and expenses                  132,824      198,044      64,733      80,614      60,084
Directors'/Trustees'
fees                            3,071        3,593       2,496       2,754       2,202
Auditing fees                  15,412       18,571      12,506      14,195      14,018
Legal fees                      2,633       12,728       1,920       2,436          19
Portfolio accounting
fees                           58,744       59,472      38,520      62,576      55,277
Distribution services
fee--
 Investment Shares            279,386      175,775          --     158,225      73,620
Share registration costs       15,210       26,705      11,764      15,011       9,626
Printing and postage           14,918       15,397      26,489      12,992      20,995
Insurance premiums              4,006        6,951       2,903       2,092       2,368
Miscellaneous                   5,441        7,121      11,563       3,681          14
--------------------------------------------------------------------------------------
  Total expenses            2,075,790    1,418,688   1,110,021   1,117,721     599,153
Waivers--
 Waiver of investment
  advisory fee                 37,709           --     326,846          --          --
--------------------------------------------------------------------------------------
 Net expenses               2,038,081    1,418,688     783,175   1,117,721     599,153
--------------------------------------------------------------------------------------
  Net investment income    10,892,243      971,628   1,181,595   3,419,795   1,275,863
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss)
on  investments            (3,831,048)  16,227,730  13,831,352     579,805     163,436
Change in unrealized
appreciation
 of investments             4,711,022   14,347,096   9,985,998   2,442,760     982,703
--------------------------------------------------------------------------------------
 Net realized and
unrealized gain   (loss)
on investments                879,974   30,574,826  23,817,350   3,022,565   1,146,139
--------------------------------------------------------------------------------------
  Change in net assets
resulting    from
operations                $11,772,217  $31,546,454 $24,998,945 $ 6,442,360  $2,422,002
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                    THE TAX-
                                        THE TREASURY                  FREE
                                           MONEY       THE MONEY      MONEY
                                        MARKET FUND   MARKET FUND  MARKET FUND
------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                $20,757,671   $13,828,345  $2,158,617
------------------------------------------------------------------------------
  Total income                           20,757,671    13,828,345   2,158,617
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                   1,897,464     1,250,019     302,027
Administrative personnel and services
fee                                         369,581       243,450      75,171
Custodian fees                              120,115        74,934      34,273
Transfer and dividend disbursing agent
fees and expenses                           240,905       123,295      44,277
Directors'/Trustees' fees                     5,057         3,656       3,408
Auditing fees                                20,051        16,000      16,613
Legal fees                                      412         4,687       2,434
Portfolio accounting fees                   109,149        75,599      46,105
Distribution services fee--Investment
Shares                                      331,053       206,038          --
Share registration costs                     18,320        24,568      12,242
Printing and postage                         26,923        28,499      23,513
Insurance premiums                            4,988         6,662       2,870
Miscellaneous                                 2,993         8,156       6,815
------------------------------------------------------------------------------
  Total expenses                          3,147,011     2,065,563     569,748
Waivers and Reimbursements--
 Waiver of investment advisory fee          (46,840)      (57,472)    (94,455)
 Reimbursements of other operating
expenses                                     (4,897)           --          --
------------------------------------------------------------------------------
  Total waivers and reimbursements          (51,737)      (57,472)    (94,455)
------------------------------------------------------------------------------
    Net expenses                          3,095,274     2,008,091     475,293
------------------------------------------------------------------------------
      Net investment income              17,662,397    11,820,254   1,683,324
------------------------------------------------------------------------------
        Change in net assets resulting
             from operations            $17,662,397   $11,820,254  $1,683,324
------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               THE U.S. GOVERNMENT           THE STYLE MANAGER:
                                 SECURITIES FUND               LARGE CAP FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
-------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
 NET ASSETS:
 OPERATIONS--
 Net investment income     $ 10,892,243   $ 13,381,466   $    971,628   $  1,995,250
 Net realized gain (loss)
 on investments              (3,831,048)    (3,219,621)    16,227,730     12,982,465
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                 4,711,022     (2,011,452)    14,347,096     (2,926,184)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from operations  11,772,217      8,150,393     31,546,454     12,051,531
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS-- Distributions from net investment income:
   Trust Shares              (4,109,350)    (6,107,288)      (350,276)      (926,390)
   Investment Shares         (6,782,893)    (7,274,178)      (656,481)    (1,026,148)
 Distributions from net realized gains:
   Trust Shares                      --             --     (4,272,531)    (3,898,915)
   Investment Shares                 --             --     (7,971,845)    (3,989,082)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from
    distributions to
  shareholders              (10,892,243)   (13,381,466)   (13,251,133)    (9,840,535)
-------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
 shares                      22,960,997     46,455,480     17,201,667     18,263,662
 Shares issued in
  connection with the
  acquisition                        --             --      1,509,197      9,245,450
 Net asset value of
  shares issued to
  shareholders in payment
  of
  distributions declared      5,396,173      6,142,681      9,353,220      5,478,249
 Cost of shares redeemed    (67,228,310)   (68,163,717)   (33,248,877)   (31,477,651)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from share
  transactions              (38,871,140)   (15,565,556)    (5,184,793)     1,509,710
-------------------------------------------------------------------------------------
    Change in net assets    (37,991,166)   (20,796,629)    13,110,528      3,720,706
 NET ASSETS:
 Beginning of period        195,416,246    216,212,875     93,573,999     89,853,293
-------------------------------------------------------------------------------------
 End of period             $157,425,080   $195,416,246   $106,684,527   $ 93,573,999
-------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $     45,566   $     45,566   $    115,212   $    150,341
-------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             THE VIRGINIA MUNICIPAL
                             THE STYLE MANAGER FUND               BOND FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
-------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
 NET ASSETS:
 OPERATIONS--
 Net investment income     $  1,181,595   $  1,728,218   $  3,419,795   $  3,919,914
 Net realized gain (loss)
 on investments              13,831,352      4,542,510        579,805        780,289
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                 9,985,998       (119,759)     2,442,760     (2,101,082)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting
    from operations          24,998,945      6,150,969      6,442,360      2,599,121
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS-- Distributions from net investment income:
   Trust Shares                      --             --       (965,706)    (1,287,834)
   Investment Shares         (1,233,260)    (1,638,472)    (2,454,089)    (2,632,080)
 Distributions from net realized gains:
   Trust Shares                      --             --             --             --
   Investment Shares         (3,328,990)    (8,143,290)            --             --
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from
    distributions to
  shareholders               (4,562,250)    (9,781,762)    (3,419,795)    (3,919,914)
-------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
 shares                      40,136,505     16,506,045      6,840,095     16,125,700
 Net asset value of
  shares issued to
  shareholders in payment
  of
  distributions declared      4,503,897      9,243,789      1,888,518      1,997,026
 Cost of shares redeemed    (50,985,728)   (37,724,499)   (26,788,539)   (27,234,673)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting
    from share
  transactions               (6,345,326)   (11,974,665)   (18,059,926)    (9,111,947)
-------------------------------------------------------------------------------------
    Change in net assets     14,091,369    (15,605,458)   (15,037,361)   (10,432,740)
 NET ASSETS:
 Beginning of period         62,782,579     78,388,037     93,809,925    104,242,665
-------------------------------------------------------------------------------------
 End of period             $ 76,873,948   $ 62,782,579   $ 78,772,564   $ 93,809,925
-------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $     61,795   $    113,460   $         --   $         --
-------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             THE MARYLAND MUNICIPAL             THE TREASURY
                                    BOND FUND                 MONEY MARKET FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
--------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS:
 OPERATIONS--
 Net investment income     $  1,275,863   $  1,527,863   $  17,662,397  $  16,209,478
 Net realized gain
  (loss) on investments         163,436        186,173              --             --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                   982,703       (739,639)             --             --
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from operations           2,422,002        974,397      17,662,397     16,209,478
--------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net investment income:
   Trust Shares                (261,815)      (352,284)    (11,714,695)   (11,356,506)
   Investment Shares         (1,015,074)    (1,175,552)     (5,947,702)    (4,852,972)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting from
    distributions to
    shareholders             (1,276,889)    (1,527,836)    (17,662,397)   (16,209,478)
--------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
  shares                      2,708,043      8,364,014     723,861,521    659,743,838
 Shares issued in
  connection with the
  acquisition                        --             --              --    122,108,127
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared        770,265        989,879       5,621,031      4,898,441
 Cost of shares redeemed    (11,327,459)   (10,247,633)   (784,872,329)  (661,630,604)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from share
    transactions             (7,849,151)      (893,740)    (55,389,777)   125,119,802
--------------------------------------------------------------------------------------
    Change in net assets     (6,704,038)    (1,447,179)    (55,389,777)   125,119,802
 NET ASSETS:
 Beginning of period         40,172,819     41,619,998     373,139,045    248,019,243
--------------------------------------------------------------------------------------
 End of period             $ 33,468,781   $ 40,172,819   $ 317,749,268  $ 373,139,045
--------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $         --   $      1,026   $          --  $          --
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               THE TAX-FREE MONEY
                              THE MONEY MARKET FUND              MARKET FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
--------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS:
 OPERATIONS--
 Net investment income     $  11,820,254  $  12,191,680  $   1,683,324  $   2,734,120
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from operations           11,820,254     12,191,680      1,683,324      2,734,120
--------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net investment income:
   Trust Shares               (8,056,642)    (8,395,610)            --             --
   Investment Shares          (3,763,612)    (3,796,070)    (1,683,324)    (2,734,120)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting from
    distributions to
    shareholders             (11,820,254)   (12,191,680)    (1,683,324)    (2,734,120)
--------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
  shares                     618,631,500    576,928,235    315,423,874    389,800,080
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared       3,617,170      3,626,658        417,624        459,305
 Cost of shares redeemed    (624,937,753)  (551,929,373)  (310,970,825)  (419,737,938)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from share
    transactions              (2,689,083)    28,625,520      4,870,673    (29,478,553)
--------------------------------------------------------------------------------------
    Change in net assets      (2,689,083)    28,625,520      4,870,673    (29,478,553)
 NET ASSETS:
 Beginning of period         244,199,833    215,574,313     52,498,907     81,977,460
--------------------------------------------------------------------------------------
 End of period             $ 241,510,750  $ 244,199,833  $  57,369,580  $  52,498,907
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED SEPTEMBER 30,
                             -------------------------------------------------
INVESTMENT SHARES              1997      1996      1995      1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $ 9.89    $10.13    $ 9.83    $10.90     $10.95
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income           0.60      0.62      0.64      0.61       0.66
 Net realized and
 unrealized gain (loss) on
 investments                     0.06     (0.24)     0.30     (0.94)      0.03
-------------------------------------------------------------------------------
Total from investment
operations                       0.66      0.38      0.94     (0.33)      0.69
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income              (0.60)    (0.62)    (0.64)    (0.61)     (0.66)
 Distributions from net
 realized gain on
 investments                      --        --        --        --       (0.08)
 Distributions in excess of
 net realized gain on
 investments (a)                  --        --        --      (0.13)       --
-------------------------------------------------------------------------------
Total distributions             (0.60)    (0.62)    (0.64)    (0.74)     (0.74)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $ 9.95    $ 9.89    $10.13    $ 9.83     $10.90
-------------------------------------------------------------------------------
TOTAL RETURN (B)                 6.89%     3.79%     9.84%    (3.36)%     6.82%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS
 Expenses                        1.25%     1.14%     1.01%     0.99%      0.77%
 Net investment income           6.07%     6.11%     6.41%     5.94%      5.91%
 Expense
 waiver/reimbursement (c)        0.02%     0.13%     0.28%     0.32%      0.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)               $105,248  $116,418  $114,803  $112,439   $119,187
 Portfolio turnover                80%      118%       82%      227%       154%
-------------------------------------------------------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                             -------------------------------------------------
TRUST SHARES                   1997      1996      1995      1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $ 9.89    $10.13    $ 9.83    $10.90     $10.95
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income           0.63      0.64      0.66      0.63       0.67
 Net realized and
 unrealized gain (loss) on
 investments                     0.06     (0.24)     0.30     (0.94)      0.03
-------------------------------------------------------------------------------
Total from investment
operations                       0.69      0.40      0.96     (0.31)      0.70
-------------------------------------------------------------------------------
Less distributions
 Distributions from net
 investment income              (0.63)    (0.64)    (0.66)    (0.63)     (0.67)
 Distributions from net
 realized gain on
 investments                      --        --        --        --       (0.08)
 Distributions in excess of
 net realized gain on
 investments (a)                  --        --        --      (0.13)       --
-------------------------------------------------------------------------------
Total distributions             (0.63)    (0.64)    (0.66)    (0.76)     (0.75)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $ 9.95    $ 9.89    $10.13    $ 9.83     $10.90
-------------------------------------------------------------------------------
TOTAL RETURN (B)                 7.16%     4.05%    10.11%    (3.12)%     6.94%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS
 Expenses                        1.00%     0.89%     0.76%     0.74%      0.63%
 Net investment income           6.32%     6.36%     6.66%     6.19%      6.17%
 Expense
 waiver/reimbursement (c)        0.02%     0.13%     0.28%     0.32%      0.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $52,177   $78,998  $101,410  $107,103   $112,334
 Portfolio turnover                80%      118%       82%      227%       154%
-------------------------------------------------------------------------------

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER: LARGE CAP FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
INVESTMENT SHARES                 1997(C)   1996    1995(C)   1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $13.68   $13.70   $11.80   $12.39    $12.02
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.13     0.27     0.09     0.17      0.24
 Net realized and unrealized
 gain (loss) on investments          4.47     1.18     2.20    (0.39)     0.54
-------------------------------------------------------------------------------
Total from investment operations     4.60     1.45     2.29    (0.22)     0.78
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.14)   (0.27)   (0.09)   (0.17)    (0.25)
 Distributions from net realized
 gain on investments                (1.83)   (1.20)   (0.30)   (0.20)    (0.16)
-------------------------------------------------------------------------------
Total distributions                 (1.97)   (1.47)   (0.39)   (0.37)    (0.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $16.31   $13.68   $13.70   $11.80    $12.39
-------------------------------------------------------------------------------
TOTAL RETURN (A)                    37.02%   11.28%   20.02%   (1.72%)    6.31%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.49%    1.36%    1.21%    1.20%     0.87%
 Net investment income               0.88%    2.01%    0.67%    1.40%     1.81%
 Expense waiver/reimbursement
 (b)                                  --       --      0.21%    0.23%     0.55%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $80,073  $59,891  $44,509  $26,739   $18,691
 Average commission rate paid
 (d)                              $0.0783  $0.0616      --       --        --
 Portfolio turnover                    56%     151%     208%     205%       67%
-------------------------------------------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
TRUST SHARES                      1997(C)   1996    1995(C)   1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $13.68   $13.70   $11.80   $12.39    $12.02
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.18     0.33     0.12     0.20      0.28
 Net realized and unrealized
 gain (loss) on investments          4.46     1.15     2.20    (0.40)     0.51
-------------------------------------------------------------------------------
Total from investment operations     4.64     1.48     2.32    (0.20)     0.79
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.18)   (0.30)   (0.12)   (0.19)    (0.26)
 Distributions from net realized
 gain on investments                (1.83)   (1.20)   (0.30)   (0.20)    (0.16)
-------------------------------------------------------------------------------
Total distributions                 (2.01)   (1.50)   (0.42)   (0.39)    (0.42)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $16.31   $13.68   $13.70   $11.80    $12.39
-------------------------------------------------------------------------------
TOTAL RETURN (A)                    37.37%   11.55%   20.33%   (1.50%)    6.42%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.24%    1.11%    0.96%    0.95%     0.66%
 Net investment income               1.17%    2.26%    0.92%    1.68%     2.09%
 Expense waiver/reimbursement
 (b)                                  --       --      0.21%    0.23%     0.55%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $26,611  $33,683  $45,345  $70,374   $65,841
 Average commission rate paid
 (d)                              $0.0783  $0.0616      --       --        --
 Portfolio turnover                    56%     151%     208%     205%       67%
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based on the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             YEAR ENDED         PERIOD
                                            SEPTEMBER 30,        ENDED
                                           ----------------  SEPTEMBER 30,
INVESTMENT SHARES                           1997     1996       1995(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $11.47   $12.03      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                        0.23     0.31        0.03
 Net realized and unrealized gain on
 investments                                  4.54     0.77        2.03
--------------------------------------------------------------------------
Total from investment operations              4.77     1.08        2.06
--------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net investment income    (0.24)   (0.29)      (0.03)
 Distributions from net realized gain on
 investments                                 (0.63)   (1.35)        --
--------------------------------------------------------------------------
Total distributions                          (0.87)   (1.64)      (0.03)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $15.37   $11.47      $12.03
--------------------------------------------------------------------------
TOTAL RETURN (B)                             44.01%   10.19%      20.59%
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                                     1.17%    0.99%       0.44%*
 Net investment income                        1.76%    2.63%       0.46%*
 Expense waiver/reimbursement (c)             0.50%    0.44%       1.03%*
--------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)   $76,874  $62,783     $78,388
 Average commission rate paid (d)          $0.0789  $0.0514         --
 Portfolio turnover                             94%     112%         92%
--------------------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from March 7, 1995 (date of initial public investment) to September 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

THE VIRGINIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------
INVESTMENT SHARES                1997     1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.68   $10.81   $10.26   $11.26      $10.46
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income             0.42     0.41     0.45     0.45        0.51
 Net realized and unrealized
 gain (loss) on investments        0.39    (0.13)    0.55    (0.92)       0.89
-------------------------------------------------------------------------------
Total from investment
operations                         0.81     0.28     1.00    (0.47)       1.40
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                (0.42)   (0.41)   (0.45)   (0.45)(e)   (0.51)
 Distributions from net
 realized gain on
 investments                        --       --       --     (0.06)      (0.09)
 Distributions in excess of
 net realized gain on
 investments (a)                    --       --       --     (0.02)        --
-------------------------------------------------------------------------------
Total distributions               (0.42)   (0.41)   (0.45)   (0.53)      (0.60)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.07   $10.68   $10.81   $10.26      $11.26
-------------------------------------------------------------------------------
TOTAL RETURN (B)                   7.74%    2.60%   10.00%   (4.25)%     13.49%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                          1.36%    1.32%    1.17%    1.15%       0.90%
 Net investment income             3.87%    3.78%    4.32%    4.22%       4.68%
 Expense waiver/reimbursement
 (c)                                --      0.02%    0.22%    0.27%       0.50%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                  $58,881  $65,700  $70,572  $74,706     $63,492
 Portfolio turnover                  19%     129%      26%      29%         17%
-------------------------------------------------------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------
TRUST SHARES                     1997     1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.68   $10.81   $10.26   $11.26      $10.46
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income             0.45     0.44     0.48     0.48        0.53
 Net realized and unrealized
 gain (loss) on investments        0.39    (0.13)    0.55    (0.92)       0.89
-------------------------------------------------------------------------------
Total from investment
operations                         0.84     0.31     1.03    (0.44)       1.42
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                (0.45)   (0.44)   (0.48)   (0.48)(d)   (0.53)
 Distributions from net
 realized gain on
 investments                        --       --       --     (0.06)      (0.09)
 Distributions in excess of
 net realized gain on
 investments (a)                    --       --       --     (0.02)        --
-------------------------------------------------------------------------------
Total distributions               (0.45)   (0.44)   (0.48)   (0.56)      (0.62)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.07   $10.68   $10.81   $10.26      $11.26
-------------------------------------------------------------------------------
TOTAL RETURN (B)                   8.00%    2.86%   10.27%   (4.01%)     13.62%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                          1.11%    1.06%    0.92%    0.90%       0.75%
 Net investment income             4.12%    4.03%    4.57%    4.47%       4.85%
 Expense waiver/reimbursement
 (c)                                --      0.02%    0.22%    0.27%       0.50%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                  $19,891  $28,110  $33,670  $34,165     $41,204
 Portfolio turnover                  19%     129%      26%      29%         17%
-------------------------------------------------------------------------------

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Amount includes distributions to shareholders in excess of net investment income of $0.0002 per share.
(e) Amount includes distributions to shareholders in excess of net investment income of $0.0001 per share.
(See Notes which are an integral part of the Financial Statements)


THE MARYLAND MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
INVESTMENT SHARES                  1997     1996     1995     1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $10.56   $10.69   $10.17   $11.24    $10.39
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.37     0.38     0.40     0.45      0.49
 Net realized and unrealized
 gain (loss) on investments          0.35    (0.13)    0.54    (0.97)     0.85
-------------------------------------------------------------------------------
Total from investment operations     0.72     0.25     0.94    (0.52)     1.34
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.37)   (0.38)   (0.40)   (0.45)    (0.49)
 Distributions from net realized
 gain on investments                  --       --     (0.02)   (0.10)      --
-------------------------------------------------------------------------------
Total distributions                 (0.37)   (0.38)   (0.42)   (0.55)    (0.49)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.91   $10.56   $10.69   $10.17    $11.24
-------------------------------------------------------------------------------
TOTAL RETURN (A)                     6.92%    2.36%    9.81%   (4.74%)   13.24%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.69%    1.43%    1.24%    1.17%     1.00%
 Net investment income               3.45%    3.57%    4.24%    4.22%     4.50%
 Expense waiver/reimbursement
 (b)                                  --      0.25%    0.44%    0.51%     0.77%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $27,786  $31,284  $32,172  $34,580   $33,907
 Portfolio turnover                    13%     138%      21%      27%       23%
-------------------------------------------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
TRUST SHARES                       1997     1996     1995     1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $10.56   $10.69   $10.17   $11.24    $10.39
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.40     0.41     0.42     0.48      0.50
 Net realized and unrealized
 gain (loss)
 on investments                      0.35    (0.13)    0.54    (0.97)     0.85
-------------------------------------------------------------------------------
Total from investment operations     0.75     0.28     0.96    (0.49)     1.35
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.40)   (0.41)   (0.42)   (0.48)    (0.50)
 Distributions from net realized
 gain on investments                  --       --     (0.02)   (0.10)      --
-------------------------------------------------------------------------------
Total distributions                 (0.40)   (0.41)   (0.44)   (0.58)    (0.50)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.91   $10.56   $10.69   $10.17    $11.24
-------------------------------------------------------------------------------
TOTAL RETURN (A)                     7.19%    2.61%   10.09%   (4.50%)   13.37%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.44%    1.18%    0.99%    0.92%     0.86%
 Net investment income               3.70%    3.82%    4.49%    4.46%     4.64%
 Expense waiver/reimbursement
 (b)                                  --      0.25%    0.44%    0.51%     0.77%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                          $5,683   $8,889   $9,447  $11,301   $12,014
 Portfolio turnover                    13%     138%      21%      27%       23%
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
INVESTMENT SHARES               1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.58%     4.67%     4.98%     2.90%     2.52%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.98%     0.90%     0.85%     0.84%     0.70%
 Net investment income            4.49%     4.49%     4.92%     3.05%     2.47%
 Expense
 waiver/reimbursement (b)         0.01%     0.09%     0.10%     0.18%     0.20%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $121,299  $146,161   $39,363   $21,883   $20,382
-------------------------------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
TRUST SHARES                    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.84%     4.89%     5.24%     3.16%     2.64%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.73%     0.65%     0.60%     0.59%     0.58%
 Net investment income            4.74%     4.81%     5.17%     3.30%     2.60%
 Expense
 waiver/reimbursement (b)         0.01%     0.06%     0.10%     0.18%     0.20%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $196,450  $226,978  $208,656  $304,285  $152,921
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
INVESTMENT SHARES               1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.67%     4.91%     5.11%     3.10%     2.77%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.97%     0.73%     0.80%     0.80%     0.64%
 Net investment income            4.57%     4.77%     5.04%     3.07%     2.68%
 Expense
 waiver/reimbursement (b)         0.02%     0.23%     0.21%     0.25%     0.30%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                 $77,220   $83,525   $41,813   $15,236    $9,905
-------------------------------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
TRUST SHARES                    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.93%     5.04%     5.36%     3.35%     2.89%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.72%     0.60%     0.57%     0.55%     0.50%
 Net investment income            4.81%     4.93%     5.27%     3.25%     2.83%
 Expense
 waiver/reimbursement (b)         0.02%     0.12%     0.19%     0.25%     0.30%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $164,290  $160,675  $173,761  $132,445  $134,397
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

THE TAX-FREE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                      ----------------------------------
INVESTMENT SHARES                      1997     1996     1995    1994(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 1.00   $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                   0.03     0.03     0.03     0.01
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net investment
 income                                 (0.03)   (0.03)   (0.03)   (0.01)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 1.00   $ 1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------
TOTAL RETURN (B)                         2.83%    3.01%    3.53%    0.45%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                                0.79%    0.56%    0.39%    0.36%(c)
 Net investment income                   2.79%    2.95%    3.55%    2.65%(c)
 Expense waiver/reimbursement (d)        0.16%    0.20%    0.56%    0.70%(c)
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                             $57,370  $52,499  $81,977  $21,967
----------------------------------------------------------------------------

(a) Reflects operations for the period from July 27, 1994 (date of initial public investment) to September 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

The Virtus Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios (individually referred to as the "Fund", or collectively as the "Funds"). All Funds, except The Style Manager Fund and The Tax-Free Money Market Fund are offered in two classes of shares: Trust Shares and Investment Shares. The Style Manager Fund and The Tax-Free Money Market Fund are presented as Investment Shares for financial statement purposes. The following portfolios comprise the Trust:

              PORTFOLIO NAME                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------
  The U.S. Government Securities Fund       Current Income
  ("Government Securities Fund") (d)
------------------------------------------------------------------------------------------
  The Style Manager: Large Cap Fund         Growth of capital and income
  (" Large Cap Fund") (d)
------------------------------------------------------------------------------------------
  The Style Manager Fund ("Style Manager    Growth of capital
  Fund") (d)
------------------------------------------------------------------------------------------
  The Virginia Municipal Bond Fund Current income exempt from federal regular
  ("Virginia Municipal Bond Fund") (n) income tax and the personal income tax imposed
                                            by the Commonwealth of Virginia
------------------------------------------------------------------------------------------
  The Maryland Municipal Bond Fund Current income exempt from federal regular
  ("Maryland Municipal Bond Fund") (n) income tax and the personal income tax imposed
                                            by the State of Maryland
------------------------------------------------------------------------------------------
  The Treasury Money Market Fund            Current income consistent with stability of
  ("Treasury Money Market Fund") (d)        principal
------------------------------------------------------------------------------------------
  The Money Market Fund                     Current income consistent with stability of
  ("Money Market Fund") (d)                 principal
------------------------------------------------------------------------------------------
  The Tax-Free Money Market Fund Current income exempt from federal income tax
  ("Tax-Free Money Market Fund") (d) consistent with stability of principal

(d) Diversified
(n) Non-diversified

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On June 24, 1996, the Large Cap Fund acquired all the net assets of the Blanchard American Equity Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 695,476 shares of the Large Cap Fund (valued at $9,245,652) for the 845,351 shares of the Acquired Fund outstanding on June 21, 1996. The Acquired Fund's net assets of $9,245,652, which consisted of $7,444,690 of Paid in Capital and $2,066,228 of unrealized appreciation, were combined at that date with those of the Large Cap Fund. The aggregate net assets of the Large Cap Fund and the Acquired Fund immediately before the acquisition were $92,855,251 and $9,245,652, respectively.

On April 21, 1997, the Large Cap Fund acquired all the net assets of the Blanchard Capital Growth Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 113,473 shares of the Large Cap Fund (valued at $1,509,197) for the 202,789 shares of the Acquired Fund outstanding on April 18, 1997. The Acquired Fund's net assets of $1,509,197, which consisted of $1,319,703 of Paid in Capital and $271,223 of unrealized appreciation, were combined at that date with those of the Large Cap Fund. The aggregate net assets of the Large Cap Fund and the Acquired Fund immediately before the acquisition were $91,970,866 and $1,509,197, respectively.


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The Funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  At September 30, 1997, Government Securities Fund, Virginia Municipal Bond Fund, and Maryland Municipal Bond Fund, for federal tax purposes, each had a capital loss carryforward, as noted below. These capital loss carryforwards will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

  FUNDS                        TOTAL TAX LOSS CARRYFORWARD
                               ---------------------------
  Government Securities Fund           $14,431,018
  Virginia Municipal Bond Fund         $   178,797
  Maryland Municipal Bond Fund         $   351,799


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

  Pursuant to the Code, such capital loss carryforwards will expire as follows:

       GOVERNMENT SECURITIES FUND            VIRGINIA MUNICIPAL BOND FUND
   -------------------------------------  ------------------------------------
   EXPIRATION YEAR    EXPIRATION AMOUNT   EXPIRATION YEAR   EXPIRATION AMOUNT
   ---------------    -----------------   ---------------   -----------------
        2003              9,742,636            2004              178,797
        2004              1,378,030
        2005              3,310,352

          MARYLAND MUNICIPAL BOND FUND
   ----------------------------------------------
   EXPIRATION YEAR             EXPIRATION AMOUNT
   ---------------             -----------------

        2004                        351,799

  Additionally, net capital losses, as noted below, attributable to security transactions incurred after September 30, 1996 are treated as arising on October 1, 1997 the first day of the Funds' next taxable year.

    FUND                                            TOTAL TAX LOSS PUSHFORWARD
    --------------------------                      --------------------------
    Government Securities Fund                              $3,736,134

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At September 30, 1997, Treasury Money Market Fund, Money Market Fund, and Tax-Free Money Market Fund, capital paid-in aggregated $317,749,268, $241,510,750, and $57,369,580, respectively. Transactions in shares were as follows:

                                  GOVERNMENT
                                SECURITIES FUND           LARGE CAP FUND
                            ------------------------  ------------------------
FOR THE YEAR ENDED
SEPTEMBER 30, 1997:           SHARES      DOLLARS       SHARES      DOLLARS
--------------------------  ----------  ------------  ----------  ------------
INVESTMENT SHARES:
--------------------------
Shares sold                  1,348,256  $ 13,371,271     878,296  $ 12,745,846
--------------------------
Shares issued in
connection with the
acquisition                         --            --     113,473     1,509,197
--------------------------
Shares issued to
shareholders in payment of
distributions declared         544,149     5,396,169     640,836     8,496,790
--------------------------
Shares redeemed             (3,077,778)  (30,479,752) (1,098,303)  (16,038,717)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Investment Share
transactions                (1,185,373) $(11,712,312)    534,302  $  6,713,116
--------------------------  ----------  ------------  ----------  ------------
TRUST SHARES:
--------------------------
Shares sold                    966,507  $  9,589,726      64,549  $  4,455,821
--------------------------
Shares issued to
shareholders in payment of
distributions declared              --             4     324,411       856,430
--------------------------
Shares redeemed             (3,705,430)  (36,748,558) (1,219,486)  (17,210,160)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Trust Share transactions    (2,738,923)  (27,158,828)   (830,526)  (11,897,909)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Fund Share transactions     (3,924,296) $(38,871,140)   (296,224) $ (5,184,793)
--------------------------  ----------  ------------  ----------  ------------

                                  GOVERNMENT
                                SECURITIES FUND           LARGE CAP FUND
                            ------------------------  ------------------------
FOR THE YEAR ENDED
SEPTEMBER 30, 1996:           SHARES      DOLLARS       SHARES      DOLLARS
--------------------------  ----------  ------------  ----------  ------------
INVESTMENT SHARES:
--------------------------
Shares sold                  2,763,200  $ 27,838,858     965,024  $ 12,986,255
--------------------------
Shares issued in
connection with the
acquisition                         --            --     695,147     9,245,450
--------------------------
Shares issued to
shareholders in payment of
distributions declared         611,870     6,142,678     379,876     4,969,161
--------------------------
Shares redeemed             (2,935,461)  (29,411,819)   (913,112)  (13,464,743)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Investment Share
transactions                   439,609  $  4,569,717   1,126,935  $ 13,736,123
--------------------------  ----------  ------------  ----------  ------------
TRUST SHARES:
--------------------------
Shares sold                  1,853,668  $ 18,616,622     395,754  $  5,277,407
--------------------------
Shares issued to
shareholders in payment of
distributions declared               1             3      38,987       509,088
--------------------------
Shares redeemed             (3,875,084)  (38,751,898) (1,282,606)  (18,012,908)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Trust Share transactions    (2,021,415)  (20,135,273)   (847,865)  (12,226,413)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Fund Share transactions     (1,581,806) $(15,565,556)    279,070  $ (1,509,710)
--------------------------  ----------  ------------  ----------  ------------


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

                                                     STYLE MANAGER FUND
                                                   ------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997:               SHARES      DOLLARS
-------------------------------------------------  ----------  ------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         3,251,568  $ 40,136,505
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                383,514     4,503,897
-------------------------------------------------
Shares redeemed                                    (4,107,368)  (50,985,728)
-------------------------------------------------  ----------  ------------
Net change resulting from Fund Share transactions    (472,286) $ (6,345,326)
-------------------------------------------------  ----------  ------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996:               SHARES      DOLLARS
-------------------------------------------------  ----------  ------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         1,489,971   $16,506,045
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                863,431     9,243,789
-------------------------------------------------
Shares redeemed                                    (3,397,734)  (37,724,499)
-------------------------------------------------  ----------  ------------
Net change resulting from Fund Share transactions  (1,044,332) $(11,974,665)
-------------------------------------------------  ----------  ------------

                                 VIRGINIA MUNICIPAL       MARYLAND MUNICIPAL
                                      BOND FUND               BOND FUND
                               ------------------------  ---------------------
FOR THE YEAR ENDED SEPTEMBER     SHARES      DOLLARS      SHARES     DOLLARS
30, 1997:                      ----------  ------------  --------  -----------
-----------------------------
INVESTMENT SHARES:
-----------------------------
Shares sold                       509,188  $  5,533,656   192,865  $ 2,067,713
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          173,844     1,888,518    71,862      770,265
-----------------------------
Shares redeemed                (1,515,555)  (16,472,000) (679,110)  (7,269,728)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Investment Share transactions    (832,523) $ (9,049,826) (414,383) $(4,431,750)
-----------------------------  ----------  ------------  --------  -----------
TRUST SHARES:
-----------------------------
Shares sold                       120,060  $  1,306,439    59,419  $   640,330
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                               --            --        --           --
-----------------------------
Shares redeemed                  (955,166)  (10,316,539) (380,036)  (4,057,731)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Trust Share transactions         (835,106)   (9,010,100) (320,617)  (3,417,401)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Fund Share transactions        (1,667,629) $(18,059,926) (735,000) $(7,849,151)
-----------------------------  ----------  ------------  --------  -----------


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

                                 VIRGINIA MUNICIPAL       MARYLAND MUNICIPAL
                                      BOND FUND               BOND FUND
                               ------------------------  ---------------------
FOR THE YEAR ENDED               SHARES      DOLLARS      SHARES     DOLLARS
SEPTEMBER 30, 1996:            ----------  ------------  --------  -----------
-----------------------------
INVESTMENT SHARES:
-----------------------------
Shares sold                     1,022,563  $ 11,073,171   574,103  $ 6,142,806
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          184,796     1,997,026    92,527      989,879
-----------------------------
Shares redeemed                (1,580,634)  (17,022,733) (712,478)  (7,557,624)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Investment Share transactions    (373,275) $ (3,952,536)  (45,848)   $(424,939)
-----------------------------  ----------  ------------  --------  -----------
TRUST SHARES:
-----------------------------
Shares sold                       468,285  $  5,052,529   209,103  $ 2,221,208
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                               --            --        --           --
-----------------------------
Shares redeemed                  (950,703)  (10,211,940) (252,990)  (2,690,009)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Trust Share transactions         (482,418)   (5,159,411)  (43,887)    (468,801)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Fund Share transactions          (855,693) $ (9,111,947)  (89,735) $  (893,740)
-----------------------------  ----------  ------------  --------  -----------

                               TREASURY MONEY
                                 MARKET FUND                MONEY MARKET FUND
                         ----------------------------  ----------------------------
                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                             1997           1996           1997           1996
                         -------------  -------------  -------------  -------------
INVESTMENT SHARES:
-----------------------
Shares sold                67,174,914     92,237,108     92,778,441    144,072,045
-----------------------
Shares issued in
connection with the
Acquisition                        --    122,108,127             --             --
-----------------------
Shares issued to
shareholders in payment
of distributions
declared                    5,621,028      4,898,438      3,617,167      3,626,655
-----------------------
Shares redeemed           (97,657,884)  (112,278,779)  (102,699,797)  (105,987,535)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Investment Share
transactions              (24,861,942)   106,964,894     (6,304,189)    41,711,165
-----------------------  ------------   ------------   ------------   ------------
TRUST SHARES:
-----------------------
Shares sold               656,686,607    567,506,731    525,853,059    432,856,190
-----------------------
Shares issued to
shareholders in payment
of distributions
declared                            3              3              3              3
-----------------------
Shares redeemed          (687,214,445)  (549,184,891)  (522,237,956)  (445,941,838)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Trust Share
transactions              (30,527,835)    18,321,843      3,615,106    (13,085,645)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Fund Share
transactions              (55,389,777)   125,286,737     (2,689,083)    28,625,520
-----------------------  ------------   ------------   ------------   ------------

THE VIRTUS FUNDS
-------------------------------------------------------------------------------

                                                   TAX-FREE MONEY MARKET FUND
                                                   ----------------------------
                                                    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                       1997           1996
                                                   -------------  -------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         315,423,874    389,800,080
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                  417,624        459,305
-------------------------------------------------
Shares redeemed                                    (310,970,825)  (419,737,938)
-------------------------------------------------  ------------   ------------
Net change resulting from Fund Share transactions     4,870,673    (29,478,553)
-------------------------------------------------  ------------   ------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Virtus Capital Management, Inc., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                          ANNUAL RATE
 ----------------------------  -----------
 Government Securities Fund         0.75%
 Large Cap Fund                     0.75%
 Style Manager Fund                 1.25%
 Virginia Municipal Bond Fund       0.75%
 Maryland Municipal Bond Fund       0.75%
 Treasury Money Market Fund         0.50%
 Money Market Fund                  0.50%
 Tax-Free Money Market Fund         0.50%

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Effective October 22, 1996 the Adviser increased its annual fee to 1.25% on the Style Manager Fund.

Effective October 22, 1996 the Adviser entered into a sub-advisory agreement with Trend Capital Management ("Trend") on behalf of the Style Manager Fund and Large Cap Fund. Under the terms of a sub-advisory agreement between the Adviser and Trend, with respect to the Style Manager Fund, the Adviser will pay Trend an annual fee as follows: (a) an amount equal to .10% of the first $60 million of the Fund's average daily net assets; and (b) with respect to average daily net assets of the Fund in excess of $60 million, an amount equal to (i) one-third of the Adviser's advisory fee to the extent that such advisory fee is less than or equals 1% of the Fund's average daily net assets (but not to exceed .25% of the Fund's average daily net assets); plus (ii) to the extent that the annual advisory fee exceeds 1% of the Fund's average daily net assets, an additional amount equal to two-thirds of such excess. With respect to the Large Cap Fund, the Adviser will pay Trend an amount equal to .15% of the first $100 million of the Fund's average daily net assets; and .33 1/3% of the Fund's average daily net assets in excess of $100 million. Trend may voluntarily choose to reduce its compensation. Trend can modify of terminate this voluntary reduction at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Trust, the Blanchard Precious Metals Fund, Inc., and the Blanchard Funds, all of which are advised by the Adviser. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. With respect to the Style Manager Fund and the Tax-Free Money Market Fund, the fee shall be at least $75,000.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25 % of the average daily net assets of the Investment Shares, annually, to reimburse FSC. The Tax-Free Money Market Fund and the Style Manager Fund will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been created for certain institutional investors.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Signet Trust Company is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended September 30, 1997, the following amounts were paid pursuant to this agreement:

                                                                  AMOUNT REIMBURSED
                                                                    TO FAS FOR THE
                                      EXPENSES OF                     YEAR ENDED
 FUND                             ORGANIZING THE FUND             SEPTEMBER 30, 1997
 --------------------------       -------------------             ------------------
 Style Manager Fund                     $28,773                         $4,620
 Tax-Free Money Market Fund             $17,883                         $2,933

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997, were as follows:

FUND                           PURCHASES      SALES
                              ------------ ------------
Government Securities Fund    $138,698,434 $175,501,963
Large Cap Fund                  55,144,492   73,658,378
Style Manager Fund              61,085,310   70,071,792
Virginia Municipal Bond Fund    15,978,372   33,799,963
Maryland Municipal Bond Fund     4,638,966   13,686,700

(6) CONCENTRATION OF CREDIT RISK

Since Virginia Municipal Bond Fund and Maryland Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of those states than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at September 30, 1997, 39% of the securities in Virginia Municipal Bond Fund's portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 11% of total investments. At September 30, 1997, 20% of the securities in Maryland Municipal Bond Fund's portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9% of total investments.


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

(7) PROPOSED FUND MERGER

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this merger, First Union will succeed to the investment advisory and functions formerly performed for the funds by various units of Signet and various unaffiliated parties.

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by affiliates of First Union. The reorganizations would result in the liquidation and termination of the Funds. Pursuant to the reorganizations, shareholders of the Funds will receive, tax-free, the number of shares of the acquiring fund having a value equal to the value of their shares immediately prior to the reorganizations. Consummation of the reorganizations is subject to approval of the shareholders of the Funds.


THE VIRTUS FUNDS
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Virtus Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Virtus Funds (comprising the following portfolios: The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Virtus Funds as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 7, in November, 1997 the Funds are expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds that are advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Funds.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 7, 1997


TRUSTEES                              OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary


This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objective and policies, management fees, expenses and other information.




                          Cusip 927913608     Cusip 927913855  Cusip 927913400
                          Cusip 927913707     Cusip 927913848  Cusip 927913301
                          Cusip 927913863     Cusip 927913830  Cusip 927913889
                          Cusip 927913871     Cusip 927913509  Cusip 927913103
                          Cusip 927913806                      Cusip 927913202


                                                             G00716-01 (11/97)




THE VIRTUS FUNDS APPENDIX


A. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The U.S. Government Securities Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Intermediate Government Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers Intermediate Government Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to The Lehman Brothers Intermediate Government Bond Index; the ending values are $16,120 and $16,983, respectively.

B. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The U.S. Government Securities Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Intermediate Government Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers Intermediate Government Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to The Lehman Brothers Intermediate Government Bond Index; the ending values are $16,301 and $16,983, respectively.

C. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager: Large Cap Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $24,937 and $37,387, respectively.

D. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager: Large Cap Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $25,208 and $37,387, respectively.

E. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager Fund (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 3/7/95 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $18,536 and $20,576, respectively.

F. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Virginia Municipal Bond Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/24/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,433 and $17,493, respectively.

G. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Virginia Municipal Bond Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/24/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,605 and $17,493, respectively.

H. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Maryland Municipal Bond Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/30/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $14,974 and $17,493, respectively.

I. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Maryland Municipal Bond Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/30/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,142 and $17,493, respectively.

Evergreen Virginia Municipal Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
SCHEDULE OF INVESTMENTS (000's omitted)
August 31, 1997

                                                                                                                 Evergreen Virginia
                                                                                                                Municipal Bond Fund
                                                                                                                -------------------

                                                                                                       Maturity              Market
                                                                                           Coupon        Date    Principal    Value
-----------------------------------------------------------------------------------------------------------------------------------
Long Term Investments - 97.1%
Albemarle County IDA-RB, Residential Care Fac. Our Lady of Peace Inc.                       6.450%       7/1/15   $   100 $   103
Albemarle County IDA-RB, Residential Care Fac. Our Lady of Peace Inc.                       6.625        7/1/21       145     149
Albemarle County, Virginia Hospital Revenue Refunding, Martha Jefferson Hospital            5.750       10/1/08
Arlington County, IDA-RB, The Nature Conservancy                                            5.400        7/1/17       350     347
Arlington County Virginia                                                                   5.300        6/1/11
Big Stone Gap Virginia Redevelopment and Housing Wallens Ridge Dev. Project                 6.000        9/1/07
Buena Vista IDA-RB, Water & Sewer Fac. Route 60 Proj.                                       6.250       7/15/11       390     391
Charlottesville-Albemarle, Airport Authority RB                                             6.125       12/1/13       250     256
Chesapeake Redev. & Hsg. Auth. RB, MFHB, Cedar Assoc                                        7.750        6/1/20       500     516
Chesapeake Bay Bridge and Tunnel Common                                                     5.875        7/1/10
Chesapeake Virginia Public Improvement                                                      5.375        5/1/10
Chesterfield County, Virginia Hlth. Ctr. Comn Mtg. RB, Lucy Corr. Nursing Home Proj.        5.875       12/1/21       500     511
Chesterfield County, Virginia Refunding                                                     5.250        3/1/10
Danville Virginia IDA Hospital Danville Regional Medical Center                             6.200       10/1/09
Fairfax County, Virginia, IDA-RB Inova Hlth System Project                                  5.875       8/15/16       370     381
Fairfax County, Virginia Redev. & Hsg. Auth. RB, Hsg. For The Elderly                       6.000        9/1/16       500     514
Fairfax County Virginia, Public Improvement Series A                                        5.250        6/1/09
Fairfax County Virginia Sewer RB                                                            5.300      11/15/06
Fairfax County Virginia Sewer RB                                                            5.400      11/15/07
Fairfax County Virginia Sewer RB                                                            5.625       7/15/11
Fairfax County Virginia Water Authority Revenue Refunding                                   4.650        4/1/10
Fairfax County Virginia Water Authority Revenue Prerefunded Refunding                       6.000        4/1/22
Fairfax County Virginia Water Authority Revenue Refunding                                   6.000        4/1/22
Giles County, IDA-RB, Hoechst Celanese Proj.                                                5.950       12/1/25       250     257
Giles County, IDA-RB, Hoechst Celanese Proj.                                                6.450        5/1/26       500     538
Harrisonburg, Virginia Redev. & Hsg. Auth. RB, Greens of Salem Run Proj.                    6.200        4/1/17       500     518
Henrico County, Virginia IDA Refunding Health Care Bon Secours Hosp.                        5.600       8/15/10
Isle Wright County IDA-RB Solid Waste Disp. Fac. Union Camp Corp. Proj.                     6.550        4/1/24       350     377
James City County IDA-RB Williamsburg Landing                                               6.625        3/1/23       600     614
King & Queen Cnty. IDA-RB King & Queen Cnty. Courts Complex                                 5.625       7/15/17     1,000     995
King George Cnty. IDA-RB King George Cnty. School Proj.                                     6.400        8/1/16       700     723
Loudoun County, Virginia Series A                                                           5.500       10/1/07
Loudoun County, Virginia IDA, North Virginia Criminal Justice Academy                       5.500        6/1/08
Metro. Washington DC  Airport Authority RB                                                  5.500       10/1/23       250     245
Newport News Virginia                                                                       5.750       1/15/17
Norfolk Virginia                                                                            5.700        6/1/08
Norfolk Virginia                                                                            5.250        6/1/11
Portsmouth, Virginia Redev. & Hsg. Auth. RB, MFHB                                           6.300        9/1/26       640     668
Portsmouth, Virginia                                                                        5.000        8/1/11
Prince William County IDA-RB                                                                6.750       10/1/15       500     543
Prince William County IDA-RB                                                                6.000        2/1/14       500     518
Prince William County Park Authority RB                                                     6.875      10/15/16     1,250   1,366
Riverside, Virginia Regional Jail Authority RB                                              6.000        7/1/25       400     421
Riverside, Virginia Regional Jail Authority RB                                              5.625        7/1/07
Roanoke, Virginia IDA Hospital Revenue Series B                                             6.000        7/1/07
Virginia Port Auth. RB, Comwlth. Port. Fund                                                 5.900        7/1/16       750     769
Virginia Port Auth. RB, Port. Fund                                                          5.600        7/1/27       400     397
Virginia College Building Authority RB, Hampton Univ. Proj.                                 5.750        4/1/14       700     716
Virginia College Building Authority, 21st Century College Program                           5.400        8/1/15
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                         6.950        1/1/10       100     104
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                         7.100        1/1/17       100     106
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                         6.100        1/1/19       300     311
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                         6.650        1/1/13       500     537
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                         6.250        7/1/12       300     314
State of Virginia Hsg. Dev. Auth. RB, MFHB                                                  6.350       11/1/11       300     314
State of Virginia Hsg. Dev. Auth. RB, MFHB                                                  6.050       11/1/17       500     507
State of Virginia Series A                                                                  5.700        6/1/08
State of Virginia                                                                           5.375        6/1/09
Virginia Public Building Authority Revenue                                                  5.200        8/1/10
Virginia Transportation Board Revenue                                                       5.375       5/15/07
Virginia Transportation Board Revenue, Northern Virginia Transportation District Proj. A    6.000       5/15/08
Virginia State University, General Obligation, Series A                                     5.750        5/1/21
West Point, Virginia, IDA-RB  Solid Waste Disposal Facility, Chesapeake Corp. Proj.         6.250        3/1/19       300     315
------------------------------------------------------------------------------------------------------------------------------------
Total Long Term Investments (Cost-$89,671)                                                                                 15,339
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Virtus Virginia                  Pro Forma
                                                                                   Municipal Bond Fund                Combined
                                                                                   -------------------           -------------------

                                                                                                Market                      Market
                                                                                  Principal      Value    Adj   Principal    Value
------------------------------------------------------------------------------------------------------------------------------------
Long Term Investments - 97.1%
Albemarle County IDA-RB, Residential Care Fac. Our Lady of Peace Inc.                                             $   100   $   103
Albemarle County IDA-RB, Residential Care Fac. Our Lady of Peace Inc.                                                 145       149
Albemarle County, Virginia Hospital Revenue Refunding, Martha Jefferson Hospital    $ 1,000    $ 1,046              1,000     1,046
Arlington County, IDA-RB, The Nature Conservancy                                                                      350       347
Arlington County Virginia                                                             1,000      1,021              1,000     1,021
Big Stone Gap Virginia Redevelopment and Housing Wallens Ridge Dev. Project           3,675      4,018              3,675     4,018
Buena Vista IDA-RB, Water & Sewer Fac. Route 60 Proj.                                                                 390       391
Charlottesville-Albemarle, Airport Authority RB                                                                       250       256
Chesapeake Redev. & Hsg. Auth. RB, MFHB, Cedar Assoc                                                                  500       516
Chesapeake Bay Bridge and Tunnel Common                                               2,890      3,075              2,890     3,075
Chesapeake Virginia Public Improvement                                                3,500      3,596              3,500     3,596
Chesterfield County, Virginia Hlth. Ctr. Comn Mtg. RB, Lucy Corr. Nursing
     Home Proj.                                                                                                       500       511
Chesterfield County, Virginia Refunding                                               2,980      3,026              2,980     3,026
Danville Virginia IDA Hospital Danville Regional Medical Center                       2,545      2,751              2,545     2,751
Fairfax County, Virginia, IDA-RB Inova Hlth System Project                                                            370       381
Fairfax County, Virginia Redev. & Hsg. Auth. RB, Hsg. For The Elderly                                                 500       514
Fairfax County Virginia, Public Improvement Series A                                  4,000      4,101              4,000     4,101
Fairfax County Virginia Sewer RB                                                      1,140      1,185              1,140     1,185
Fairfax County Virginia Sewer RB                                                      1,505      1,570              1,505     1,570
Fairfax County Virginia Sewer RB                                                      2,605      2,716              2,605     2,716
Fairfax County Virginia Water Authority Revenue Refunding                             1,000        964              1,000       964
Fairfax County Virginia Water Authority Revenue Prerefunded Refunding                   745        825                745       825
Fairfax County Virginia Water Authority Revenue Refunding                             1,255      1,322              1,255     1,322
Giles County, IDA-RB, Hoechst Celanese Proj.                                                                          250       257
Giles County, IDA-RB, Hoechst Celanese Proj.                                                                          500       538
Harrisonburg, Virginia Redev. & Hsg. Auth. RB, Greens of Salem Run Proj.                                              500       518
Henrico County, Virginia IDA Refunding Health Care Bon Secours Hosp.                  2,000      2,065              2,000     2,065
Isle Wright County IDA-RB Solid Waste Disp. Fac. Union Camp Corp. Proj.                                               350       377
James City County IDA-RB Williamsburg Landing                                                                         600       614
King & Queen Cnty. IDA-RB King & Queen Cnty. Courts Complex                                                         1,000       995
King George Cnty. IDA-RB King George Cnty. School Proj.                                                               700       723
Loudoun County, Virginia Series A                                                     1,000      1,051              1,000     1,051
Loudoun County, Virginia IDA, North Virginia Criminal Justice Academy                   600        620                600       620
Metro. Washington DC Airport Authority RB                                                                             250       245
Newport News Virginia                                                                 4,440      4,563              4,440     4,563
Norfolk Virginia                                                                      2,000      2,128              2,000     2,128
Norfolk Virginia                                                                      3,000      3,027              3,000     3,027
Portsmouth, Virginia Redev. & Hsg. Auth. RB, MFHB                                                                     640       668
Portsmouth, Virginia                                                                  2,535      2,505              2,535     2,505
Prince William County IDA-RB                                                                                          500       543
Prince William County IDA-RB                                                                                          500       518
Prince William County Park Authority RB                                                                             1,250     1,366
Riverside, Virginia Regional Jail Authority RB                                                                        400       421
Riverside, Virginia Regional Jail Authority RB                                        3,375      3,602              3,375     3,602
Roanoke, Virginia IDA Hospital Revenue Series B                                       1,185      1,251              1,185     1,251
Virginia Port Auth. RB, Comwlth. Port. Fund                                                                           750       769
Virginia Port Auth. RB, Port. Fund                                                                                    400       397
Virginia College Building Authority RB, Hampton Univ. Proj.                                                           700       716
Virginia College Building Authority, 21st Century College Program                     4,010      4,030              4,010     4,030
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                                                   100       104
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                                                   100       106
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                                                   300       311
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                                                   500       537
State of Virginia Hsg. Dev. Auth. RB, Comwlth. Mtg.                                                                   300       314
State of Virginia Hsg. Dev. Auth. RB, MFHB                                                                            300       314
State of Virginia Hsg. Dev. Auth. RB, MFHB                                                                            500       507
State of Virginia Series A                                                            4,000      4,246              4,000     4,246
State of Virginia                                                                     2,860      2,962              2,860     2,962
Virginia Public Building Authority Revenue                                            8,255      8,304              8,255     8,304
Virginia Transportation Board Revenue                                                 1,000      1,039              1,000     1,039
Virginia Transportation Board Revenue, Northern Virginia Transportation District
      Proj. A                                                                         2,030      2,178              2,030     2,178
Virginia State University, General Obligation, Series A                               2,325      2,365              2,325     2,365
West Point, Virginia, IDA-RB  Solid Waste Disposal Facility, Chesapeake Corp.
     Proj.                                                                                                            300       315
------------------------------------------------------------------------------------------------------------------------------------
Total Long Term Investments (Cost-$89,671)                                                      77,154                       92,493
------------------------------------------------------------------------------------------------------------------------------------

Evergreen Virginia Municipal Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
SCHEDULE OF INVESTMENTS (000's omitted)
August 31, 1997

                                                           Evergreen Virginia           Virtus Virginia              Pro Forma
                                                           Municipal Bond Fund        Municipal Bond Fund            Combined
                                                           -------------------        -------------------       --------------------

                                                                        Market                       Market                  Market
Mutual Fund Shares - 2.0%                                 Shares         Value       Shares          Value       Shares      Value
                                                          ------        ------       ------          ------      ------      ------
Federated Municipal Obligation Fund                         232           232                                       232         232
Goldman Sachs Institutional Tax Exempt Fund                                             908            908          908         908
Municipal Fund For Temporary Investment                                                 797            797          797         797

------------------------------------------------------------------------------------------------------------------------------------
Total Mutual Fund Shares (Cost - $ 1,937)                                 232                        1,705                    1,937
------------------------------------------------------------------------------------------------------------------------------------

Total Investments (Cost-$ 91,608)                 99.1%                15,571                       78,859                   94,430
Other Assets and Liabilities                       0.9                    254                          559                      813
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                 100.0%               $15,825                     $ 79,418                 $ 95,243
------------------------------------------------------------------------------------------------------------------------------------

Legend of Portfolio Abbreviations:
IDA    Industrial Development Authority
MFHB   Multi Family Housing Revenue Bond
RB     Revenue Bond

See Notes to Pro Forma Combining Financial Statements.

Evergreen Virginia Municipal Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Statement of Assets and Liabilities (000's)
August 31, 1997


                                                          Evergreen                 Virtus
                                                      Virginia Municipal      Virginia Municipal                    Pro Forma
                                                          Bond Fund               Bond Fund        Adjustments      Combined
                                                   ------------------------------------------------------------   --------------
Assets
Investments at value (cost $91,608)                             $15,571                $78,859                        $94,430
Cash                                                                  1                     91                             92
Interest receivable                                                 263                    995                          1,258
Receivable for Fund shares sold                                      36                      5                             41
Prepaid expenses                                                      6                      0                              6
                                                   ----------------------------------------------------------   --------------
Total Assets                                                     15,877                 79,950                         95,827

Liabilities
Dividends payable                                                    25                    266                            291
Payable for Fund shares redeemed                                      0                    173                            173
Distribution fees payable                                             9                     15                             24
Due to related parties                                               11                     74                             85
Accrued expenses and other liabilities                                7                      4                             11
                                                   ---------------------------------------------------------------------------
Total Liabilities                                                    52                    532                            584

Net Assets                                                      $15,825                $79,418                        $95,243
                                                   ===========================================================================


Net assets are comprised of:
Paid-in capital                                                  15,457                 77,311                         92,768
Undistributed net investment income                                   6                      0                              6
Accumulated net realized loss on investments                       (205)                  (238)                          (443)
Net unrealized appreciation on investments                          567                  2,345                          2,912
                                                   ---------------------------------------------------------------------------
Net Assets                                                      $15,825                $79,418                        $95,243
                                                   ===========================================================================

Class A Shares
Net Assets                                                       $2,934                $59,546                        $62,480
Shares of Beneficial Interest Outstanding                           292                  5,431           489            6,212
Net Asset Value                                                  $10.05                 $10.96                         $10.05
Maximum Offering Price (4.75%)                                   $10.55                                                $10.55

Class B Shares
Net Assets                                                       $6,695                                                $6,695
Shares of Beneficial Interest Outstanding                           666                                                   666
Net Asset Value                                                  $10.05                                                $10.05

Class Y Shares
Net Assets                                                       $6,195                $19,872                        $26,067
Shares of Beneficial Interest Outstanding                           616                  1,812           163            2,591
Net Asset Value                                                  $10.05                 $10.97                         $10.05



See Notes to Pro Forma Combining Financial Statements.

Evergreen Virginia Municipal Bond Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Statement of Operations (000's)
Year ended August 31, 1997

                                                             Evergreen               Virtus
                                                         Virginia Municipal    Virginia Municipal                     Pro Forma
                                                             Bond Fund             Bond Fund        Adjustments       Combined
                                                         ------------------------------------------------------      -----------
Investment income
Interest income                                                   $    849            $  4,608                        $  5,457

Expenses
Advisory fee                                                            71                 659          (220)a             510
Administrative services fees                                            10                  85           (23)b              72
Distribution fee                                                        69                 159                             228
Transfer agent fee                                                      39                 101            65 c             205
Custodian fee                                                           40                  32           215 b             287
Registration and filing fees                                            21                  13           (13)d              21
Professional fees                                                       16                  73           (68)d              21
Organization expenses                                                    9                   0                               9
Trustees' fees and expenses                                              1                   2             4 b               7
Other                                                                   18                  12            19 b              49
Less:  Fee waivers and/or reimbursements                              (114)                 (3)         (340)             (457)
                                                        -----------------------------------------------------------------------
Total Expenses                                                         180               1,133          (361)              952
Less:  Indirectly paid expenses                                         (1)                  0            (6)b              (7)
                                                        -----------------------------------------------------------------------
Net expenses                                                           179               1,133          (367)              945
                                                        -----------------------------------------------------------------------
Net investment income                                                  670               3,475           367             4,512

Net realized and unrealized gain on investments:
Net realized gain on investments                                       177                 489                             666
Net change in unrealized appreciation
    (depreciation) on investments                                      362               2,247                           2,609
                                                        -----------------------------------------------------------------------
Net realized and unrealized gain on investments                        539               2,736                           3,275

Net increase in net assets resulting from operations              $  1,209            $  6,211           367          $  7,787
                                                        =======================================================================

a Reflects decrease based on the fee structure of the surviving fund. b Reflects increase (decrease) based on assets of the combined fund. d Reflects expected savings from combining the funds together.
e Reflects increase due to additional accounts in the combined fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Virginia Municipal Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
August 31, 1997

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements") reflect the accounts of Evergreen Virginia Municipal Bond Fund ("Evergreen") and Virtus Virginia Municipal Bond Fund ("Virtus") at August 31, 1997 and for the year then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Virtus. The Reorganization provides for the acquisition of all assets and liabilities of Virtus by Evergreen, in exchange for shares of Evergreen. Thereafter, there will be a distribution of such shares of Evergreen to shareholders of Virtus in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Virtus will become the owners of that number of full and fractional shares of Evergreen having an aggregate net asset value equal to the aggregate net asset value of their shares of Virtus as of the close of business immediately prior to the date that Virtus assets are exchanged for shares of Evergreen.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the year ended August 31, 1997 and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Virtus in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of shares of Evergreen Class A and Class Y which would have been issued at August 31, 1997 in connection with the proposed Reorganization. Shareholders of Virtus Investment Shares and Trust Shares would receive shares of Evergreen Class A and Class Y, respectively, based on a conversion ratio determined on August 31, 1997. The conversion ratio is calculated by dividing the net asset value of Virtus Investment Shares and Trust Shares by the net asset value per share of the shares of Evergreen Class A and Class Y, respectively.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of the Funds' gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for Evergreen at the combined level of average net assets for the year ended August 31, 1997.

                            EVERGREEN MUNICIPAL TRUST


                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1(a).           Declaration of Trust.  Incorporated by reference to
Evergreen Municipal Trust's Registration Statement on Form N-1A filed on October 8, 1997 - Registration No. 333-36033 ("Form
N-1A Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Municipal Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By-Laws Articles II., III. and VIII.

6(a). Form of Investment Advisory Agreement between First Union National Bank and Evergreen Municipal Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Investment Advisory Agreement.  Exhibit
B to Prospectus contained in Part A of this Registration
Statement.

7(a).           Distribution Agreement between Evergreen Distributor,
Inc. and Evergreen Municipal Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b). Form of Dealer Agreement for Class A and Class B shares used by Evergreen Distributor, Inc. Incorporated by reference to the Form N-1A Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.


9. Custody Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to the Form N-1A Registration
Statement.


10. Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of KPMG Peat Marwick LLP. Filed herewith.


14(b). Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

      17.                  Form of Proxy Card.  Filed herewith.



Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Columbus and State of Ohio, on the 30th day of December, 1997.

                                     EVERGREEN  MUNICIPAL TRUST





                                       By:      /s/  William J. Tomko
                                                -----------------------
                                                Name:   William J. Tomko

                                                Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 30th day of December, 1997.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
-------------------                                           Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of KPMG Peat Marwick LLP
14(b)             Consent of Deloitte & Touche LLP
17                Form of Proxy
--------------------